UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-03833
MAINSTAY VP FUNDS TRUST
(Exact name of Registrant as specified in charter)
51 Madison Avenue, New York, NY 10010
(Address of principal executive offices) (Zip code)
J. Kevin Gao, Esq.
169 Lackawanna Avenue
Parsippany, New Jersey 07054
(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 576-7000
Date of fiscal year end: December 31
Date of reporting period: June 30, 2011

Item 1.	Reports to Stockholders.

MainStay VP Funds Trust

Message from the President and Semiannual Report

Unaudited - June 30, 2011

Message from the President

Stock and bond markets proved their resilience during the first six months of 2011. Early in the year, turmoil in North Africa and the Middle East led to rising oil prices. As crude oil prices rose, companies involved in exploration, production and refining benefited, but airlines and automakers suffered. By the end of June, crude oil prices had once again fallen below $100 a barrel.

In March, a major earthquake off the Pacific coast of Japan was followed by a devastating tsunami. In addition to the lives lost (now estimated at more than 20,000), the nation faced nuclear-power setbacks that disrupted supply chains for com-
panies around the world.

In Europe, the sovereign debt crisis continued. Major rating agencies downgraded the sovereign debt of Spain, Ireland, Portugal and Greece, raising widespread investor concerns. Portugal joined Greece and Ireland in a rescue package orchestrated by the European Union, the European Central Bank, the International Monetary Fund and others to stave off sovereign defaults.

During this period, the Federal Reserve maintained the federal funds target rate in a range from 0% to 0.25%. This stimulated investors’ appetite for yield and sent many fixed-income investors into riskier assets with higher return potential. During the first quarter, yields on U.S. Treasury securities generally peaked, declining somewhat during the remainder of the reporting period. U.S. employment figures showed signs of recovery but failed to rebound significantly.

In the first quarter of 2011, corporate profits increased and earnings were generally positive, which helped move stock prices higher. But other economic concerns—including continued monetary-policy tightening moves by the Chinese central bank to stave off inflation—slowed the pace of recovery in the second quarter. While riskier stocks and bonds led the markets in the first quarter of 2011, the second quarter saw renewed interest in defensive stocks and higher-quality bonds. The leveraged loan market saw a similar trend, with lower-rated credits making the strongest gains in the first quarter but weakening in the second. Leveraged loan defaults remained modest and declined during the reporting period. Of course, past performance is no guarantee of future results.

As a result of the fiscal consolidation plan recently passed by Congress, Standard & Poor’s (S&P) lowered the long-term sovereign credit rating of the United States from AAA to AA+. This decision has triggered another wave of volatility. While unprecedented in the United States, ratings downgrades have been experienced and overcome in the past by other major industrialized countries, including Japan. In addition, time and again the United States has proven its fortitude in the face of world wars and severe economic downturns. Nevertheless, this historic event and the subsequent market volatility are unnerving to seasoned and novice investors alike, and economic uncertainty may be present for some time.

While it’s wise to take an interest in shifting market trends, long-term investors enjoy certain advantages over short-term traders. With a longer-term perspective, they’re able to look past temporary market ups and downs and focus on the bigger picture. The portfolio managers of MainStay VP Funds Trust seek to do just that.

They focus on the investment objectives of their respective Portfolios—and the investment strategies they can use to pursue those objectives—as they seek to take advantage of market movements when appropriate, manage risk when possible and weather difficult periods when necessary. The result is a consistent and time-tested approach to investing that seeks to maximize shareholder returns within available investment parameters.

The reports that follow provide more detailed information about the specific securities, strategies and market forces that affected your MainStay VP Funds Trust Portfolio(s) during the first half of 2011. We hope that you will carefully review your results and consider how adding to your investments or gradually adjusting your diversification might help you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher
President

Not part of the Semiannual Report

This page intentionally left blank

Table of Contents

Index Definitions	M-2

MainStay VP Balanced Portfolio	M-4

MainStay VP Bond Portfolio	M-26

MainStay VP Cash Management Portfolio	M-46

MainStay VP Common Stock Portfolio	M-60

MainStay VP Conservative Allocation Portfolio	M-76

MainStay VP Convertible Portfolio	M-87

MainStay VP Flexible Bond Opportunities Portfolio	M-103

MainStay VP Floating Rate Portfolio	M-125

MainStay VP Government Portfolio	M-144

MainStay VP Growth Allocation Portfolio	M-158

MainStay VP Growth Equity Portfolio	M-169

MainStay VP High Yield Corporate Bond Portfolio	M-180

MainStay VP ICAP Select Equity Portfolio	M-202

MainStay VP Income Builder Portfolio	M-214

MainStay VP International Equity Portfolio	M-237

MainStay VP Large Cap Growth Portfolio	M-251

MainStay VP Mid Cap Core Portfolio	M-264

MainStay VP Moderate Allocation Portfolio	M-280

MainStay VP Moderate Growth Allocation Portfolio	M-292

MainStay VP S&P 500 Index Portfolio	M-305

MainStay VP U.S. Small Cap Portfolio	M-321

Notes to Financial Statements	M-334

Board Consideration and Approval of Management and Subadvisory Agreements	M-360

Proxy Voting Policies and Procedures	M-364

Shareholder Reports and Portfolio Disclosure	M-364

Investors should refer to the MainStay VP Funds Trust Prospectus dated May 1, 2011, for a discussion of each Portfolio’s investment objectives, strategies and risks. You may obtain copies of the Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010. These documents are also available at mainstayinvestments.com.

mainstayinvestments.com  M-1

Index Definitions

The information below is an explanation of the various indices, service providers and reference rates cited throughout the Portfolio Investment and Performance Comparisons and the Portfolio Management Discussion and Analysis sections that follow from page M-4 through page M-325. Please use this as a reference.

Please note that you cannot make an investment directly in an index. Past performance is no guarantee of future results. Results for securities indexes assume reinvestment of all income and capital gains but do not reflect fees, expenses or taxes. Securities in each Portfolio may not precisely match those in the Index, and as a result, performance of the Portfolio may differ.

Balanced Composite Index is an unmanaged index that consists of the Russell Midcap® Value Index (60% weighted) and the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index (40% weighted).

Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index is a market-capitalization-weighted index that is made up of U.S. government and fixed-coupon domestic investment-grade corporate bonds with at least $100 million par amount outstanding.

Bank of America Merrill Lynch All U.S. Convertible Index is a market-capitalization-weighted index of domestic corporate convertible securities. To be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million.

Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.

Barclays Capital U.S. Government Bond Index is an unmanaged index that consists of publicly issued non-convertible domestic debt of the U.S. government or any of its agencies, quasi-federal corporations or corporate debt guaranteed by the U.S. government.

Credit Suisse High Yield Index is an unmanaged market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor’s and below Baa by Moody’s.

Credit Suisse Leveraged Loan Index is an unmanaged index that represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans.

Income Builder Composite Index consists of the MSCI World Index and the Barclays Capital U.S. Aggregate Bond Index weighed 50%/50%, respectively.

LIBOR—London InterBank Offered Rates are the rates that the most creditworthy international banks dealing in Eurodollars charge each other for large loans. These rates are widely used as reference rates in bank, corporate and government lending agreements.

Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested. More information about the Lipper peer group for an individual Portfolio can be found in the Portfolio’s Investment and Performance Comparison.

Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE® Index) is an unmanaged index that consists of international stocks representing the developed world outside of North America.

Morgan Stanley Capital International World Index (MSCI World Index) is a free float-adjusted market- capitalization-weighted index that is designed to measure the equity market performance of developed markets.

Russell 1000® Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 92% of the Russell 3000® Index.

Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500tm Index is an unmanaged index that measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500tm Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

Russell 3000® Index is an unmanaged index that measures the performance of the largest 3,000 U.S. companies.

Russell Midcap® Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 27% of the total market capitalization of the Russell 1000® companies.

Russell Midcap® Value Index is an unmanaged index that measures the performance of the mid-cap value segment of

M-2

the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® is a registered trademark of the McGraw-Hill Companies, Inc., and has been licensed for use. Standard & Poor’s does not sponsor, endorse, sell or promote the Portfolios in this report. The S&P 500® Index is an unman-aged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance.

S&P 500® Value Index is an unmanaged index of stocks representing approximately half of the market capitalization of the stocks in the S&P 500® Index that, on a growth-value spectrum, have been identified as falling either wholly or partially within the value half of the spectrum, based on multiple factors.

mainstayinvestments.com  M-3

MainStay VP Balanced Portfolio
Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2011

				Since	Gross
	Six	One	Five	Inception	Expense
Class	Months	Year	Years	(5/2/05)	Ratio[2]

Initial Class Shares	5.41%	20.12%	4.14%	4.78%	0.85%

Service Class Shares	5.28	19.82	3.88	4.50	1.10

	Six	One	Five	Since Inception
Benchmark Performance	Months	Year	Years	(5/2/05)

Russell Midcap® Value Index[3]	6.69%	34.28%	4.01%	6.75%

Balanced Composite Index[3]	5.05	21.58	5.44	6.60

Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index[3]	2.54	3.95	6.02	5.05

Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio[4]	4.89	24.24	3.92	5.29

1.	Performance figures reflect certain fee waivers, without which total returns may have been lower. These voluntary waivers may be discontinued at any time. For information on current fee waivers please refer to the notes to the financial statement.

2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-4    MainStay VP Balanced Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Balanced Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2011, to June 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2011, to June 30, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	1/1/11	6/30/11	Period[1]	6/30/11	Period[1]
Initial Class Shares	$1,000.00	$1,054.10	$3.97	$1,020.90	$3.91

Service Class Shares	$1,000.00	$1,052.80	$5.24	$1,019.70	$5.16

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.78% for Initial Class and 1.03% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    M-5

Portfolio Composition as of June 30, 2011 (Unaudited)

Common Stocks	57.0
U.S. Government & Federal Agencies	22.3
Corporate Bonds	12.7
Yankee Bonds	3.3
Mortgage-Backed Securities	1.8
Short-Term Investments	1.8
Exchange Traded Funds	1.6
Asset-Backed Security	0.1
Foreign Government Bond	0.1
Medium Term Note	0.1
Other Assets, Less Liabilities	(0.8)

See Portfolio of Investments beginning on page M-10 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of June 30, 2011 (excluding short-term investments)

1.	United States Treasury Notes, 0.50%–3.125%, due 3/31/13–5/15/21
2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%–5.50%, due 4/1/35–3/1/39
3.	S&P MidCap 400 Index—MidCap SPDR Trust Series 1
4.	Anheuser-Busch InBev Worldwide, Inc., 2.50%–4.375%, due 3/26/13–2/15/21
5.	Federal National Mortgage Association, 2.875%–4.375%, due 8/15/11–10/15/15
6.	Bank of America Corp.
7.	S&P 500 Index—SPDR Trust Series 1
8.	Verizon Communications, Inc.
9.	ITT Corp.
10.	Hewlett-Packard Co.

M-6    MainStay VP Balanced Portfolio

Portfolio Management Discussion and Analysis

Questions answered by portfolio managers Jae S. Yoon, CFA, and Thomas J. Girard of New York Life Investments,1 the Portfolio’s Manager, and Harvey J. Fram, CFA, of Madison Square Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Balanced Portfolio perform relative to its peers and its benchmark for the six months ended June 30, 2011?

For the six months ended June 30, 2011, MainStay VP Balanced Portfolio returned 5.41% for Initial Class shares and 5.28% for Service Class shares. Both share classes outperformed the 4.89% return of the average Lipper2 Variable Products Mixed-Asset Target Allocation Growth Portfolio, the 2.54% return of the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index,2 and the 5.05% return of the Balanced Composite Index2 over the same period. Both share classes underperformed the 6.69% return of the Russell Midcap® Value Index2 for the six months ended June 30, 2011. The Russell Midcap® Value Index is the Portfolio’s broad-based securities-market index. The Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index is a secondary benchmark for the Portfolio.

Were any changes made to the Portfolio during the reporting period?

Madison Square Investors continued to manage the equity portion of the Portfolio, but effective January 1, 2011, Harvey Fram replaced Tony Elavia as portfolio manager for the equity portion of the Portfolio. New York Life Investments continued to serve as the Portfolio’s Manager overseeing the Portfolio’s investment portfolio, but effective January 1, 2001, Jae Yoon became an additional portfolio manager. Thomas J. Girard continued to serve as a portfolio manager of the fixed-income portion of the Portfolio.

What notable factors affected the Portfolio’s perfor-mance relative to its peers and its benchmark during the reporting period?

During the reporting period, the equity portion of the Portfolio outperformed the Russell Midcap Value Index, with strong performance from each of our two equity components. The equity component that seeks to equally weight sectors and individual stocks among the largest 200 value stocks in the Russell universe was particularly strong, and the actively managed equity component that invests in midcap value stocks also outperformed the Portfolio’s benchmark.

In the first quarter of 2011, risky fixed-income assets outperformed Treasurys as credit spreads3 tightened, which helped the fixed-income portion of the Portfolio outperform the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index. During the second quarter, however, spreads were more volatile and widened, which detracted from the relative performance of the fixed-income portion of the Portfolio. The fixed-income portion of the Portfolio benefited from an overweight position in agency mortgage-backed securities, although wider spreads in corporate bonds and commercial mortgage-backed securities (CMBS) hurt performance relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index.

Which equity sectors were the strongest contributors to the Portfolio’s relative performance, and which equity sectors were particularly weak?

In the equity portion of the Portfolio, the sectors that made the strongest contributions to the Portfolio’s performance relative to the Russell Midcap® Value Index were financials, industrials and information technology. (Contributions take weightings and total returns into account.) Since financials and industrials were among the benchmark’s weakest performing sectors, the Port-
folio’s underweight positions in both sectors helped relative performance. Information technology also underperformed the Russell Midcap® Value Index, and although the Portfolio had an overweight position in the sector, favorable stock selection contributed positively to the Portfolio’s relative performance. As one example, Internet software & services company IAC/
Interactive advanced strongly during the reporting period.

During the reporting period, the utilities, consumer discretionary and consumer staples sectors detracted from the Portfolio’s performance. Utilities outperformed the benchmark for the first half of 2011 as investors chased yield in a low interest-rate environment. As a result, the Portfolio’s underweight position in utilities hurt relative performance. In the two consumer sectors, underweight positions in certain stocks with exceptional performance hurt the Portfolio’s relative performance. Examples included tobacco company Lorillard, media company CBS and apparel producer VF Corp.

During the reporting period, which individual stocks made the strongest contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Health maintenance organization Humana, consumer finance company Discover Financial Services and tobacco company Lorillard all made strong positive contributions to the Portfolio’s absolute performance.

Humana rose on strong earnings and improving investor con-
fidence following last year’s health care reform legislation. Discover Financial Services advanced on strong earnings as client credit quality improved and the company’s electronic payment system gained traction with cell-phone service providers. Lorillard rose after some favorable court rulings that related to menthol cigarettes.

1. “New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indexes and other indexes and service providers mentioned in the reports.
3. The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

mainstayinvestments.com    M-7

The stocks that detracted the most from the Portfolio’s absolute performance included semiconductor company Micron Technology, mobile media solutions company Motorola Mobility Holdings and coal producer Arch Coal. Micron continues to struggle with a product mix that is too highly skewed toward “old-technology” commodity products. Motorola Mobility, a spin-off from Motorola, has strong products but tremendous competition in the smart-phone market. Arch Coal’s share price suffered as the price of coal weakened in the second quarter, and particularly after the company announced its plans to merge with International Coal.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

Among the stocks the Portfolio purchased during the reporting period were diversified manufacturing company ITT Corp. and food company ConAgra Foods. In our opinion, ITT trades at a low multiple, especially relative to its earnings growth prospects. ConAgra Foods has been buying back stock and is a laggard in an industry that has strong performance.

During the reporting period, we sold stock in companies such as electrical components & equipment company Energizer Holdings and commercial bank CIT Group. Neither Energizer Holdings nor CIT Group scored well on any of our stock-evaluation factors.

How did the Portfolio’s equity sector weightings change during the reporting period?

During the reporting period, the equity portion of the Portfolio increased its weighting relative to the Russell Midcap® Value Index in the information technology, energy and consumer discretionary sectors. Over the same period, the equity portion of the Portfolio decreased its relative weightings the financials, materials, and consumer staples sectors.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2011, the Portfolio had relatively substantial overweight positions in the health care and energy sectors, and underweight positions in the financials and utility sectors. Within health care, service providers such as health maintenance organizations make up much of the Portfolio’s position. In the energy sector, equipment and service providers dominate.

What was the Portfolio’s duration4 strategy during the reporting period?

The fixed-income portion of the Portfolio ended the first quarter with a neutral duration in relation to that of the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index. During much of the second quarter, the Portfolio had a modestly short duration compared to its benchmark. This positioning detracted from performance. By the end of the second quarter, the Portfolio had returned to a neutral duration.

What specific factors, risks, or market forces prompted significant decisions for the Portfolio during the reporting period?

Geopolitical risk emanating from Europe, the Middle East and North Africa prompted us to reduce the Portfolio’s weightings in corporate bonds within the fixed-income portion of the Portfolio during the first quarter. Once we believed that the outlook was improving, we gradually increased this exposure.

During the reporting period, which market segments were the strongest contributors to the performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?

During the first quarter, the fixed-income portion of the Portfolio held overweight positions in corporate bonds and commercial mortgage-backed securities, which contributed positively to the Portfolio’s performance. In the second quarter, however, the fixed-income portion of the Portfolio held overweight positions in corporate bonds, and specifically banks, which detracted from the Portfolio’s performance. Commercial mortgage-backed securities also detracted from the performance of the fixed-income portion of the Portfolio.

How did sector weightings in the fixed-income portion of the Portfolio change during the reporting period?

During the first quarter, we increased the risk profile of the fixed-income portion of the Portfolio. This positioning was a function of our favorable outlook and tighter spreads. Late in the first quarter, however, we became more concerned about event risk. Given the developments in the Middle East, North Africa and Japan, we reduced our overweight positions in corporate bonds within the fixed-income portion of Portfolio. As the market settled down, our outlook improved and we made a decision to increase our allocation to corporate bonds, commercial mortgage-backed securities and agency mortgage-backed securities.

4.   Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-8    MainStay VP Balanced Portfolio

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2011, the fixed-income portion of the Portfolio held overweight positions relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index in mort-
gages, corporate bonds and commercial mortgage-backed securities. As of the same date, the Portfolio held underweight positions relative to the benchmark in governments and Treasurys.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Balanced Portfolio on this page and the preceding pages has not been audited.

mainstayinvestments.com    M-9

Portfolio of Investments June 30, 2011 (Unaudited)

	Principal
	Amount	Value
Long-Term Bonds 40.4%† Asset-Backed Security 0.1%

Automobile 0.1%
Mercedes-Benz Auto Receivables Trust Series 2009-1, Class A3 1.67%, due 1/15/14	$210,326	$211,960

Total Asset-Backed Security (Cost $210,323)		211,960

Corporate Bonds 12.7%

Aerospace & Defense 0.3%
Lockheed Martin Corp. 4.25%, due 11/15/19	300,000	307,844
Northrop Grumman Corp. 5.05%, due 8/1/19	200,000	215,513

		523,357

Auto Manufacturers 0.1%
DaimlerChrysler N.A. Holding Corp. 6.50%, due 11/15/13	200,000	222,497

Banks 1.9%
X Bank of America Corp. 5.00%, due 5/13/21	250,000	246,962
5.65%, due 5/1/18	450,000	474,449
Citigroup, Inc. 3.953%, due 6/15/16	175,000	179,149
6.00%, due 8/15/17	150,000	164,263
Goldman Sachs Group, Inc. (The) 5.375%, due 3/15/20	200,000	206,529
6.00%, due 6/15/20	100,000	107,599
JPMorgan Chase & Co. 4.625%, due 5/10/21	75,000	74,393
6.30%, due 4/23/19	300,000	338,141
KeyBank N.A. 5.80%, due 7/1/14	50,000	54,818
KeyCorp 6.50%, due 5/14/13	325,000	353,648
Morgan Stanley 5.50%, due 1/26/20	200,000	202,606
5.625%, due 9/23/19	225,000	230,884
Wachovia Bank NA 4.80%, due 11/1/14	440,000	470,290
Wells Fargo & Co. 3.75%, due 10/1/14	260,000	274,016

		3,377,747

Beverages 0.7%
X Anheuser-Busch InBev Worldwide, Inc. 2.50%, due 3/26/13	350,000	358,662
4.125%, due 1/15/15	700,000	752,824
4.375%, due 2/15/21	175,000	178,950

		1,290,436

Biotechnology 0.1%
Amgen, Inc. 4.10%, due 6/15/21	175,000	173,619

Building Materials 0.2%
CRH America, Inc. 4.125%, due 1/15/16	100,000	102,312
Masco Corp. 4.80%, due 6/15/15	300,000	298,085

		400,397

Chemicals 0.3%
Dow Chemical Co. (The) 4.25%, due 11/15/20	50,000	48,798
5.70%, due 5/15/18	375,000	415,543
Eastman Chemical Co. 3.00%, due 12/15/15	100,000	101,506

		565,847

Computers 0.3%
X Hewlett-Packard Co. 2.65%, due 6/1/16	500,000	502,101

Diversified Financial Services 0.3%
General Electric Capital Corp. 6.00%, due 8/7/19	500,000	553,630

Electric 1.1%
CenterPoint Energy Houston Electric LLC 7.00%, due 3/1/14	325,000	371,583
Duke Energy Corp. 3.35%, due 4/1/15	350,000	363,498
Duke Energy Ohio, Inc. 5.45%, due 4/1/19	200,000	224,377
Duquesne Light Holdings, Inc. 5.90%, due 12/1/21 (a)	60,000	59,500
Florida Power Corp. 4.55%, due 4/1/20	200,000	210,171
Great Plains Energy, Inc. 2.75%, due 8/15/13	250,000	255,698
4.85%, due 6/1/21	100,000	100,320
Kansas City Power & Light Co. 7.15%, due 4/1/19	250,000	299,028
Pepco Holdings, Inc. 2.70%, due 10/1/15	100,000	100,528

		1,984,703

†	Percentages indicated are based on Portfolio net assets.

X	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2011, excluding short-term investments. May be subject to change daily.

M-10 MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)

Electronics 0.1%
Thermo Fisher Scientific, Inc. 3.20%, due 3/1/16	$200,000	$205,958

Environmental Controls 0.1%
Republic Services, Inc. 3.80%, due 5/15/18	150,000	150,642

Finance—Consumer Loans 0.2%
HSBC Finance Corp. 7.00%, due 5/15/12	200,000	210,646
John Deere Capital Corp. 5.75%, due 9/10/18	100,000	114,796

		325,442

Finance—Credit Card 0.5%
American Express Co. 2.75%, due 9/15/15	150,000	149,955
5.50%, due 9/12/16	400,000	445,887
Capital One Bank USA N.A. 8.80%, due 7/15/19	250,000	306,810

		902,652

Finance—Investment Banker/Broker 0.3%
Bear Stearns Cos., Inc. (The) 5.70%, due 11/15/14	412,000	455,042

Finance—Other Services 0.1%
National Rural Utilities Cooperative Finance Corp. 1.90%, due 11/1/15	100,000	98,578
5.45%, due 4/10/17	100,000	113,055

		211,633

Food 0.4%
Kellogg Co. 3.25%, due 5/21/18	100,000	100,562
4.25%, due 3/6/13	225,000	237,459
Kraft Foods, Inc. 4.125%, due 2/9/16	400,000	427,719

		765,740

Health Care—Products 0.1%
Johnson & Johnson 1.20%, due 5/15/14	175,000	175,523

Health Care—Services 0.2%
Roche Holdings, Inc. 5.00%, due 3/1/14 (a)	291,000	318,568

Insurance 0.4%
AON Corp. 3.125%, due 5/27/16	75,000	74,756
Hartford Financial Services Group, Inc. (The) 5.50%, due 3/30/20	125,000	128,851
Lincoln National Corp. 4.85%, due 6/24/21	25,000	24,692
Metropolitan Life Global Funding I 5.125%, due 6/10/14 (a)	300,000	327,768
Principal Financial Group, Inc. 8.875%, due 5/15/19	90,000	114,482

		670,549

Lodging 0.4%
Marriott International, Inc. 5.625%, due 2/15/13	100,000	106,654
6.20%, due 6/15/16	200,000	224,767
Wyndham Worldwide Corp. 6.00%, due 12/1/16	300,000	318,594

		650,015

Machinery—Construction & Mining 0.2%
Caterpillar, Inc. 3.90%, due 5/27/21	300,000	300,039

Media 0.3%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 3.50%, due 3/1/16	100,000	103,222
NBC Universal, Inc. 4.375%, due 4/1/21 (a)	175,000	173,171
5.15%, due 4/30/20 (a)	175,000	184,783
Time Warner Cable, Inc. 6.75%, due 7/1/18	75,000	86,977

		548,153

Mining 0.3%
Alcoa, Inc. 6.15%, due 8/15/20	375,000	397,269
Rio Tinto Finance USA, Ltd. 3.50%, due 11/2/20	200,000	191,401

		588,670

Miscellaneous—Manufacturing 0.3%
Danaher Corp. 3.90%, due 6/23/21	130,000	129,489
X ITT Corp. 4.90%, due 5/1/14	300,000	327,266

		456,755

Oil & Gas 0.1%
Anadarko Petroleum Corp. 6.20%, due 3/15/40	200,000	202,699

Packaging & Containers 0.2%
Bemis Co., Inc. 5.65%, due 8/1/14	240,000	264,001

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-11

Portfolio of Investments June 30, 2011 (Unaudited) (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)

Pharmaceuticals 0.1%
Express Scripts, Inc. 3.125%, due 5/15/16	$100,000	$100,616

Pipelines 0.8%
Buckeye Partners, L.P. 4.875%, due 2/1/21	225,000	226,995
Energy Transfer Partners, L.P. 4.65%, due 6/1/21	150,000	146,750
Enterprise Products Operating LLC 3.20%, due 2/1/16	250,000	253,956
ONEOK Partners, L.P. 3.25%, due 2/1/16	150,000	152,571
Plains All American Pipeline, L.P. 8.75%, due 5/1/19	200,000	251,604
Williams Partners, L.P. 3.80%, due 2/15/15	295,000	309,011

		1,340,887

Real Estate 0.2%
ProLogis, L.P. 6.625%, due 5/15/18	325,000	359,329

Real Estate Investment Trusts 0.6%
Brandywine Operating Partnership, L.P. 5.70%, due 5/1/17	375,000	402,010
Developers Diversified Realty Corp. 4.75%, due 4/15/18	200,000	197,151
Hospitality Properties Trust 6.30%, due 6/15/16	170,000	185,659
UDR, Inc. 5.25%, due 1/15/15	175,000	187,442

		972,262

Retail 0.5%
Home Depot, Inc. 4.40%, due 4/1/21	275,000	276,326
5.25%, due 12/16/13	250,000	273,184
Wal-Mart Stores, Inc. 2.80%, due 4/15/16	250,000	255,880

		805,390

Semiconductors 0.1%
Texas Instruments, Inc. 0.875%, due 5/15/13	150,000	150,309

Telecommunications 0.8%
AT&T, Inc. 2.95%, due 5/15/16	250,000	253,196
Cellco Partnership/Verizon Wireless Capital LLC 5.55%, due 2/1/14	375,000	413,336
CenturyLink, Inc. 6.45%, due 6/15/21	75,000	74,143
X Verizon Communications, Inc. 4.60%, due 4/1/21	600,000	619,076

		1,359,751

Transportation 0.1%
Burlington Northern Santa Fe LLC 4.70%, due 10/1/19	150,000	159,146

Total Corporate Bonds (Cost $21,152,012)		22,034,105

Foreign Government Bond 0.1%

Canada 0.1%
Province of Ontario 2.30%, due 5/10/16	150,000	150,773

Total Foreign Government Bond (Cost $149,712)		150,773

Medium Term Note 0.1%

Insurance 0.1%
Prudential Financial Inc. 3.00%, due 5/12/16	175,000	173,458

Total Medium Term Note (Cost $174,874)		173,458

Mortgage-Backed Securities 1.8%

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.8%
Banc of America Commercial Mortgage, Inc. Series 2006-5, Class A4 5.414%, due 9/10/47	100,000	106,867
Series 2006-2, Class A4 5.924%, due 5/10/45 (b)	272,000	301,016
Bear Stearns Commercial Mortgage Securities
Series 2006-PW12, Class A4 5.903%, due 9/11/38 (b)	100,000	110,124
Series 2007-PW16, Class A4 5.905%, due 6/11/40 (b)	300,000	325,335
Citigroup Commercial Mortgage Trust Series 2006-C5, Class A4 5.431%, due 10/15/49	320,000	347,318
Commercial Mortgage Pass-Through Certificates
Series 2005-C6, Class A4 5.168%, due 6/10/44	280,000	296,916
Series 2006-C8, Class A4 5.306%, due 12/10/46	200,000	214,170
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4 5.444%, due 3/10/39	210,000	225,266
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2006-CB17, Class A4 5.429%, due 12/12/43	100,000	107,919

M-12 MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Mortgage-Backed Securities (continued)

JP Morgan Chase Commercial Mortgage Securities Corp. (continued)
Series 2005-CB13, Class A4 5.457%, due 1/12/43 (b)	$100,000	$108,129
Series 2006-CB15, Class A4 5.814%, due 6/12/43 (c)	100,000	109,623
Series 2006-LDP7, Class A4 6.067%, due 4/15/45 (b)	200,000	221,970
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class A4 5.372%, due 9/15/39	100,000	108,766
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, due 7/12/46 (c)	100,000	107,748
Morgan Stanley Capital I
Series 2007-HQ11, Class A4 5.447%, due 2/12/44 (c)	212,500	228,774
Series 2006-HQ8, Class A4 5.599%, due 3/12/44 (b)	200,000	219,295

Total Mortgage-Backed Securities (Cost $2,887,221)		3,139,236

U.S. Government & Federal Agencies 22.3%

Federal Home Loan Bank 0.3%
3.625%, due 5/29/13	400,000	423,736

Federal Home Loan Mortgage Corporation 0.2%
4.125%, due 9/27/13	350,000	377,292

X Federal National Mortgage Association 0.7%
2.875%, due 12/11/13	350,000	368,529
3.625%, due 8/15/11	500,000	502,153
4.375%, due 10/15/15	350,000	387,857

		1,258,539

X Federal National Mortgage Association (Mortgage Pass-Through Securities) 1.2%
4.50%, due 3/1/39 TBA (d)	1,000,000	1,034,531
5.50%, due 4/1/35 TBA (d)	1,000,000	1,081,250

		2,115,781

Government National Mortgage Association (Mortgage Pass-Through Securities) 0.0%‡
5.50%, due 7/1/36 TBA (d)	400,000	106

X United States Treasury Notes 19.9%
0.50%, due 5/31/13	8,190,000	8,198,640
0.625%, due 4/30/13	1,030,000	1,033,698
0.75%, due 3/31/13	709,000	713,155
0.75%, due 8/15/13	400,000	402,125
0.75%, due 6/15/14	3,400,000	3,396,015
1.00%, due 7/15/13	3,100,000	3,132,953
1.00%, due 1/15/14	3,372,000	3,401,768
1.25%, due 4/15/14	2,035,000	2,063,616
1.75%, due 5/31/16	3,630,000	3,635,663
2.00%, due 4/30/16	1,325,000	1,345,087
2.375%, due 5/31/18	3,050,000	3,033,804
2.625%, due 4/30/18	2,045,000	2,070,563
2.75%, due 12/31/17	1,000,000	1,026,719
3.125%, due 5/15/21	965,000	962,288

		34,416,094

Total U.S. Government & Federal Agencies (Cost $38,417,805)		38,591,548

Yankee Bonds 3.3% (e)

Banks 1.2%
Abbey National Treasury Services PLC 4.00%, due 4/27/16	150,000	148,847
Bank of Nova Scotia 1.65%, due 10/29/15 (a)	200,000	196,573
Credit Suisse/New York NY 5.30%, due 8/13/19	225,000	239,487
Deutsche Bank AG/London 4.875%, due 5/20/13	250,000	265,587
HSBC Bank PLC 3.50%, due 6/28/15 (a)	300,000	307,840
Nordea Bank Sweden AB 5.25%, due 11/30/12 (a)	300,000	316,189
Svenska Handelsbanken AB 4.875%, due 6/10/14 (a)	150,000	162,024
UBS AG/Stamford CT 2.25%, due 1/28/14	500,000	505,228

		2,141,775

Chemicals 0.1%
Potash Corp. of Saskatchewan, Inc. 3.25%, due 12/1/17	100,000	100,533

Electric 0.1%
Hydro Quebec 2.00%, due 6/30/16	150,000	147,788

Finance—Investment Banker/Broker 0.2%
BNP Paribas Home Loan Covered Bonds S.A. 2.20%, due 11/2/15 (a)	200,000	195,447
Credit Suisse A.G./Guernsey 2.60%, due 5/27/16 (a)	200,000	199,524

		394,971

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-13

Portfolio of Investments June 30, 2011 (Unaudited) (continued)

	Principal
	Amount	Value
Yankee Bonds (continued)

Iron & Steel 0.2%
ArcelorMittal 5.50%, due 3/1/21	$325,000	$325,507

Mining 0.1%
Barrick Gold Corp. 1.75%, due 5/30/14 (a)	100,000	100,193
Teck Resources, Ltd. 3.15%, due 1/15/17	50,000	50,033

		150,226

Oil & Gas 0.5%
BP Capital Markets PLC 4.50%, due 10/1/20	100,000	101,979
5.25%, due 11/7/13	250,000	270,866
Petroleos Mexicanos 4.875%, due 3/15/15	200,000	216,500
Total Capital S.A. 2.30%, due 3/15/16	325,000	324,751

		914,096

Pharmaceuticals 0.3%
Novartis Securities Investment, Ltd. 5.125%, due 2/10/19	225,000	249,857
Sanofi S.A. 2.625%, due 3/29/16	100,000	101,821
4.00%, due 3/29/21	100,000	100,011

		451,689

Sovereign 0.1%
Eksportfinans ASA 2.375%, due 5/25/16	100,000	100,357

Telecommunications 0.5%
America Movil SAB de C.V. 5.00%, due 3/30/20	125,000	130,400
British Telecommunications PLC 5.15%, due 1/15/13	100,000	106,022
Telefonica Emisiones SAU 5.134%, due 4/27/20	175,000	173,472
5.462%, due 2/16/21	200,000	203,035
Vodafone Group PLC 5.625%, due 2/27/17	300,000	336,165

		949,094

Total Yankee Bonds (Cost $5,563,951)		5,676,036

Total Long-Term Bonds (Cost $68,555,898)		69,977,116

	Shares
Common Stocks 57.0%

Advertising 0.2%
Omnicom Group, Inc.	8,288	$399,150

Aerospace & Defense 1.6%
Boeing Co. (The)	3,841	283,965
General Dynamics Corp.	4,847	361,199
Huntington Ingalls Industries, Inc. (f)	9,085	313,433
L-3 Communications Holdings, Inc.	5,737	501,701
Lockheed Martin Corp.	3,955	320,236
Northrop Grumman Corp.	5,303	367,763
Raytheon Co.	6,511	324,573
United Technologies Corp.	3,693	326,867

		2,799,737

Agriculture 1.0%
Altria Group, Inc.	10,277	271,416
Archer-Daniels-Midland Co.	9,288	280,033
Lorillard, Inc.	5,518	600,745
Philip Morris International, Inc.	4,780	319,161
Reynolds American, Inc.	7,391	273,836

		1,745,191

Airlines 0.2%
Southwest Airlines Co.	32,245	368,238

Apparel 0.1%
VF Corp.	871	94,556

Auto Manufacturers 0.4%
Ford Motor Co. (f)	26,386	363,863
General Motors Co. (f)	10,414	316,169

		680,032

Auto Parts & Equipment 0.3%
Johnson Controls, Inc.	6,961	289,995
TRW Automotive Holdings Corp. (f)	2,420	142,853

		432,848

Banks 4.1%
X Bank of America Corp.	32,734	358,765
Bank of New York Mellon Corp. (The)	14,408	369,133
BB&T Corp.	10,626	285,202
Capital One Financial Corp.	6,208	320,767
Citigroup, Inc.	6,879	286,441
Cullen/Frost Bankers, Inc.	1,675	95,224
East West Bancorp, Inc.	15,311	309,435
Fifth Third Bancorp	3,712	47,328
First Citizens BancShares, Inc. Class A	853	159,699
First Republic Bank/San Francisco CA (f)	5,753	185,707
Goldman Sachs Group, Inc. (The)	2,104	280,021
Huntington Bancshares, Inc.	56,679	371,814
JPMorgan Chase & Co.	8,905	364,571
KeyCorp	60,281	502,141
Morgan Stanley	12,205	280,837
Northern Trust Corp.	14,127	649,277

M-14 MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Banks (continued)

PNC Financial Services Group, Inc.	5,447	$324,696
Popular, Inc. (f)	134,135	370,212
State Street Corp.	8,031	362,118
TCF Financial Corp.	8,451	116,624
U.S. Bancorp	12,826	327,191
Wells Fargo & Co.	11,480	322,129
Zions Bancorp	17,524	420,751

		7,110,083

Beverages 0.2%
Coca-Cola Enterprises, Inc.	6,316	184,301
Dr. Pepper Snapple Group, Inc.	5,473	229,483

		413,784

Biotechnology 0.3%
Amgen, Inc. (f)	5,444	317,657
Bio-Rad Laboratories, Inc. Class A (f)	285	34,018
Charles River Laboratories International, Inc. (f)	3,496	142,112

		493,787

Building Materials 0.1%
Armstrong World Industries, Inc.	1,881	85,698
Masco Corp.	5,267	63,362

		149,060

Chemicals 1.0%
Ashland, Inc.	248	16,026
Cabot Corp.	6,676	266,172
Camden Property Trust	5,901	375,422
CF Industries Holdings, Inc.	2,488	352,475
Dow Chemical Co. (The)	8,975	323,100
Eastman Chemical Co.	203	20,720
Lyondell Chemical Co.	8,457	325,764
Westlake Chemical Corp.	614	31,866

		1,711,545

Coal 0.2%
Alpha Natural Resources, Inc. (f)	4,262	193,665
Arch Coal, Inc.	5,001	133,327

		326,992

Commercial Services 1.3%
Aaron’s, Inc.	1,153	32,584
Booz Allen Hamilton Holding Corp. (f)	2,402	45,902
Career Education Corp. (f)	8,154	172,457
Convergys Corp. (f)	12,456	169,900
DeVry, Inc.	116	6,859
Education Management Corp. (f)	1,813	43,403
FTI Consulting, Inc. (f)	800	30,352
H&R Block, Inc.	22,215	356,329
KAR Auction Services, Inc. (f)	2,938	55,558
R.R. Donnelley & Sons Co.	20,080	393,769
SAIC, Inc. (f)	11,465	192,841
Service Corp. International	1,465	17,111
Total System Services, Inc.	6,914	128,462
Towers Watson & Co. Class A	2,943	193,384
Visa, Inc. Class A	4,264	359,285

		2,198,196

Computers 0.7%
Computer Sciences Corp.	6,276	238,237
Dell, Inc. (f)	22,281	371,424
DST Systems, Inc.	2,062	108,874
X Hewlett-Packard Co.	10,153	369,569
Seagate Technology PLC	2,242	36,231
Western Digital Corp. (f)	4,358	158,544

		1,282,879

Cosmetics & Personal Care 0.3%
Colgate-Palmolive Co.	3,689	322,455
Procter & Gamble Co. (The)	4,379	278,373

		600,828

Electric 4.4%
AES Corp. (The) (f)	18,164	231,409
Alliant Energy Corp.	8,631	350,937
Ameren Corp.	4,492	129,549
American Electric Power Co., Inc.	7,375	277,890
CMS Energy Corp.	4,254	83,761
Consolidated Edison, Inc.	12,147	646,706
Constellation Energy Group, Inc.	12,291	466,566
Dominion Resources, Inc.	5,767	278,373
DTE Energy Co.	9,931	496,749
Duke Energy Corp.	15,929	299,943
Edison International	12,779	495,186
Entergy Corp.	5,087	347,340
Exelon Corp.	6,511	278,931
FirstEnergy Corp.	6,361	280,838
Integrys Energy Group, Inc.	6,272	325,141
N.V. Energy, Inc.	25,218	387,096
NextEra Energy, Inc.	4,828	277,417
NRG Energy, Inc. (f)	839	20,623
NSTAR	2,821	129,710
OGE Energy Corp.	20	1,006
Pepco Holdings, Inc.	3,078	60,421
PG&E Corp.	6,605	277,608
Pinnacle West Capital Corp.	4,750	211,755
Progress Energy, Inc.	4,170	200,202
Public Service Enterprise Group, Inc.	8,621	281,390
Southern Co.	6,914	279,187
TECO Energy, Inc.	6,378	120,481
Xcel Energy, Inc.	12,082	293,593

		7,529,808

Electrical Components & Equipment 0.0%‡
Hubbel, Inc. Class B	341	22,148

Electronics 0.8%
Garmin, Ltd.	11,557	381,728
Jabil Circuit, Inc.	13,402	270,720
Thermo Fisher Scientific, Inc. (f)	4,976	320,405
Thomas & Betts Corp. (f)	1,605	86,429

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-15

Portfolio of Investments June 30, 2011 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Electronics (continued)

Vishay Intertechnology, Inc. (f)	23,063	$346,867
Vishay Precision Group, Inc. (f)	345	5,824

		1,411,973

Energy—Alternate Sources 0.0%‡
Covanta Holding Corp.	1,454	23,976

Engineering & Construction 0.6%
Fluor Corp.	4,269	276,034
KBR, Inc.	11,849	446,589
URS Corp. (f)	6,645	297,297

		1,019,920

Entertainment 0.1%
Madison Square Garden, Inc. Class A (f)	5,533	152,324
Penn National Gaming, Inc. (f)	1,398	56,395

		208,719

Environmental Controls 0.2%
Waste Management, Inc.	8,558	318,957

Finance—Credit Card 0.6%
American Express Co.	6,361	328,864
Discover Financial Services	24,786	663,025

		991,889

Finance—Investment Banker/Broker 0.4%
Interactive Brokers Group, Inc.	11,858	185,578
LPL Investment Holdings, Inc. (f)	1,917	65,580
Raymond James Financial, Inc.	11,604	373,069

		624,227

Finance—Other Services 0.3%
CME Group, Inc.	979	285,466
NASDAQ OMX Group, Inc. (The) (f)	12,419	314,201

		599,667

Food 2.6%
ConAgra Foods, Inc.	19,914	513,980
Dean Foods Co. (f)	28,105	344,848
Flowers Foods, Inc.	7,889	173,863
General Mills, Inc.	7,385	274,870
H.J. Heinz Co.	9,227	491,615
Hormel Foods Corp.	12,571	374,741
Kellogg Co.	5,018	277,596
Kraft Foods, Inc. Class A	7,974	280,924
Kroger Co. (The)	14,627	362,750
Safeway, Inc.	19,531	456,439
Sara Lee Corp.	2,030	38,550
Smithfield Foods, Inc. (f)	17,090	373,758
SUPERVALU, Inc.	10,518	98,974
Tyson Foods, Inc. Class A	23,347	453,399

		4,516,307

Forest Products & Paper 0.4%
Domtar Corp.	4,080	386,458
Plum Creek Timber Co., Inc.	8,923	361,738

		748,196

Gas 0.4%
Atmos Energy Corp.	5,806	193,049
Questar Corp.	17,156	303,833
UGI Corp.	6,377	203,363

		700,245

Hand & Machine Tools 0.0%‡
Stanley Black & Decker, Inc.	777	55,983

Health Care—Products 1.7%
Alere, Inc. (f)	1,101	40,319
Baxter International, Inc.	6,026	359,692
Cooper Cos., Inc. (The)	4,877	386,453
Covidien PLC	6,703	356,801
Hologic, Inc. (f)	11,832	238,651
Johnson & Johnson	4,216	280,448
Kinetic Concepts, Inc. (f)	5,316	306,361
Medtronic, Inc.	8,168	314,713
Zimmer Holdings, Inc. (f)	10,669	674,281

		2,957,719

Health Care—Services 2.0%
Aetna, Inc.	7,278	320,887
AMERIGROUP Corp. (f)	2,361	166,380
CIGNA Corp.	12,371	636,241
Coventry Health Care, Inc. (f)	7,667	279,615
HCA Holdings, Inc. (f)	9,702	320,166
Humana, Inc.	7,961	641,179
LifePoint Hospitals, Inc. (f)	5,726	223,772
Quest Diagnostics, Inc.	3,959	233,977
UnitedHealth Group, Inc.	6,959	358,945
WellPoint, Inc.	4,566	359,664

		3,540,826

Holding Company—Diversified 0.2%
Leucadia National Corp.	11,047	376,703

Home Furnishing 0.2%
Harman International Industries, Inc.	806	36,729
Whirlpool Corp.	2,990	243,147

		279,876

Household Products & Wares 0.2%
Kimberly-Clark Corp.	4,816	320,553

Insurance 4.5%
ACE, Ltd.	5,486	361,089
Aflac, Inc.	7,010	327,227
Allied World Assurance Co. Holdings, Ltd.	6,036	347,553
Allstate Corp. (The)	9,288	283,563
American Financial Group, Inc.	10,547	376,422
American International Group, Inc. (f)	9,549	279,977

M-16 MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Insurance (continued)

American National Insurance Co.	505	$39,137
Arch Capital Group, Ltd. (f)	12,292	392,361
Aspen Insurance Holdings, Ltd.	9,335	240,190
Assured Guaranty, Ltd.	3,768	61,456
Berkshire Hathaway, Inc. Class B (f)	3,637	281,467
Chubb Corp. (The)	5,095	318,998
Endurance Specialty Holdings, Ltd.	7,462	308,404
Everest Re Group, Ltd.	35	2,861
Fidelity National Financial, Inc. Class A	18,419	289,915
Hartford Financial Services Group, Inc. (The)	22,192	585,203
HCC Insurance Holdings, Inc.	593	18,679
Lincoln National Corp.	491	13,989
Loews Corp.	6,675	280,951
MetLife, Inc.	6,651	291,779
OneBeacon Insurance Group, Ltd. Class A	860	11,515
Principal Financial Group, Inc.	14,140	430,139
Prudential Financial, Inc.	5,183	329,587
Reinsurance Group of America, Inc.	3,424	208,385
StanCorp Financial Group, Inc.	8,231	347,266
Symetra Financial Corp.	6,409	86,073
Travelers Cos., Inc. (The)	6,206	362,306
Unitrin, Inc.	2,474	73,404
Unum Group	18,626	474,590
Validus Holdings, Ltd.	11,080	342,926

		7,767,412

Internet 0.8%
AOL, Inc. (f)	10,248	203,525
eBay, Inc. (f)	12,370	399,180
IAC/InterActiveCorp (f)	9,777	373,188
Liberty Media Corp. Interactive Class A (f)	3,144	52,725
Yahoo!, Inc. (f)	18,489	278,075

		1,306,693

Investment Company 0.1%
American Capital Ltd. (f)	20,666	205,213

Investment Management/Advisory Services 0.4%
Ameriprise Financial, Inc.	2,689	155,101
BlackRock, Inc.	1,470	281,961
Janus Capital Group, Inc.	24,614	232,356

		669,418

Iron & Steel 0.2%
Nucor Corp.	7,207	297,072

Leisure Time 0.2%
Carnival Corp.	8,414	316,619

Machinery—Diversified 0.4%
AGCO Corp. (f)	8,320	410,675
CNH Global N.V. (f)	4,345	167,934
Navistar International Corp. (f)	3,197	180,503

		759,112

Media 2.2%
Cablevision Systems Corp. Class A	4,383	158,708
CBS Corp. Class B	25,837	736,096
Comcast Corp. Class A	14,633	370,800
DISH Network Corp. Class A(f)	13,259	406,654
Gannett Co., Inc.	9,389	134,450
Interpublic Group of Cos., Inc. (The)	3,417	42,713
John Wiley & Sons, Inc. Class A	610	31,726
Liberty Global, Inc. Class A (f)	280	12,611
McGraw-Hill Cos., Inc. (The)	9,034	378,615
News Corp. Class A	18,625	329,663
Thomson Reuters Corp.	8,638	324,443
Time Warner, Inc.	7,878	286,523
Walt Disney Co. (The)	8,277	323,134
Washington Post Co. Class B	850	356,108

		3,892,244

Mining 0.4%
Alcoa, Inc.	18,004	285,544
Newmont Mining Corp.	6,023	325,061

		610,605

Miscellaneous—Manufacturing 1.4%
3M Co.	2,982	282,843
General Electric Co.	15,050	283,843
Harsco Corp.	10,058	327,891
Illinois Tool Works, Inc.	5,024	283,806
X ITT Corp.	9,852	580,578
Leggett & Platt, Inc.	12,916	314,892
Parker Hannifin Corp.	189	16,961
Textron, Inc.	1,514	35,745
Tyco International, Ltd.	7,519	371,664

		2,498,223

Office Equipment/Supplies 0.2%
Pitney Bowes, Inc.	14,257	327,768

Oil & Gas 4.4%
Anadarko Petroleum Corp.	4,376	335,902
Apache Corp.	2,366	291,941
Chesapeake Energy Corp.	12,684	376,588
Chevron Corp.	3,591	369,298
ConocoPhillips	4,947	371,965
Devon Energy Corp.	4,145	326,667
Diamond Offshore Drilling, Inc.	4,914	345,995
ExxonMobil Corp.	4,557	370,849
Frontier Oil Corp.	6,517	210,564
Helmerich & Payne, Inc.	1,591	105,197
Hess Corp.	5,133	383,743
Marathon Oil Corp.	7,239	381,351
Murphy Oil Corp.	8,572	562,838
Nabors Industries, Ltd. (f)	5,032	123,989

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-17

Portfolio of Investments June 30, 2011 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Oil & Gas (continued)

Noble Energy, Inc.	3,246	$290,939
Occidental Petroleum Corp.	3,185	331,367
Patterson-UTI Energy, Inc.	14,095	445,543
Sunoco, Inc.	10,524	438,956
Tesoro Corp. (f)	16,722	383,101
Unit Corp. (f)	5,926	361,071
Valero Energy Corp.	26,171	669,192
Whiting Petroleum Corp. (f)	3,151	179,323

		7,656,379

Oil & Gas Services 0.9%
Baker Hughes, Inc.	4,037	292,925
Exterran Holdings, Inc. (f)	7,096	140,714
Hollyfrontier Corp.	2,633	182,730
National-Oilwell Varco, Inc.	3,891	304,315
Oceaneering International, Inc.	4,908	198,774
SEACOR Holdings, Inc.	3,634	363,255
Superior Energy Services, Inc. (f)	1,633	60,649

		1,543,362

Packaging & Containers 0.0%‡
Sealed Air Corp.	1,505	35,804

Pharmaceuticals 1.7%
Abbott Laboratories	6,071	319,456
Bristol-Myers Squibb Co.	9,663	279,840
Cardinal Health, Inc.	8,082	367,084
Eli Lilly & Co.	8,556	321,107
Forest Laboratories, Inc. (f)	15,209	598,322
Merck & Co., Inc.	9,126	322,057
Omnicare, Inc.	5,675	180,976
Pfizer, Inc.	17,608	362,725
Watson Pharmaceuticals, Inc. (f)	3,730	256,363

		3,007,930

Pipelines 0.4%
Kinder Morgan Inc/Delaware (f)	11,151	320,368
Williams Cos., Inc.	12,332	373,043

		693,411

Real Estate 0.1%
Jones Lang LaSalle, Inc.	1,735	163,610

Real Estate Investment Trusts 2.5%
Annaly Capital Management, Inc.	36,969	666,921
Apartment Investment & Management Co. Class A	3,286	83,892
Brandywine Realty Trust	1,597	18,509
CommonWealth REIT	4,406	113,851
Duke Realty Corp.	27,831	389,912
Equity Residential	6,509	390,540
Health Care REIT, Inc.	4,958	259,948
Hospitality Properties Trust	15,475	375,269
Host Hotels & Resorts, Inc.	1,947	33,002
Liberty Property Trust	1,411	45,970
Mack-Cali Realty Corp.	1,923	63,344
ProLogis, Inc.	2,558	91,679
Public Storage	2,836	323,332
Rayonier, Inc.	2,920	190,822
Realty Income Corp.	11,655	390,326
Senior Housing Properties Trust	619	14,491
Simon Property Group, Inc.	2,418	281,044
SL Green Realty Corp.	19	1,574
Taubman Centers, Inc.	6,550	387,760
UDR, Inc.	5,529	135,737
Vornado Realty Trust	154	14,350
Weingarten Realty Investors	4,878	122,730

		4,395,003

Retail 3.4%
American Eagle Outfitters, Inc.	27,176	346,494
Big Lots, Inc. (f)	5,157	170,954
Brinker International, Inc.	3,474	84,974
Chico’s FAS, Inc.	10,433	158,895
CVS Caremark Corp.	8,629	324,278
Dillard’s, Inc. Class A	3,328	173,522
DSW, Inc. Class A (f)	305	15,436
Foot Locker, Inc.	16,059	381,562
GameStop Corp. Class A (f)	14,603	389,462
Gap, Inc. (The)	31,789	575,381
Home Depot, Inc. (The)	8,952	324,241
J.C. Penney Co., Inc.	3,186	110,044
Kohl’s Corp.	7,072	353,671
Lowe’s Cos., Inc.	15,341	357,599
Macy’s, Inc.	19,938	582,987
Staples, Inc.	540	8,532
Target Corp.	6,782	318,144
Wal-Mart Stores, Inc.	6,026	320,222
Walgreen Co.	8,512	361,419
Wendy’s/Arby’s Group, Inc. Class A	66,402	336,658
Williams-Sonoma, Inc.	4,837	176,502

		5,870,977

Savings & Loans 0.0%‡
New York Community Bancorp, Inc.	3,046	45,660

Semiconductors 1.6%
Applied Materials, Inc.	28,054	364,983
Fairchild Semiconductor International, Inc. (f)	19,858	331,827
Intel Corp.	16,643	368,809
Intersil Corp. Class A	5,121	65,805
LSI Corp. (f)	54,560	388,467
Marvell Technology Group, Ltd. (f)	17,212	254,135
Micron Technology, Inc. (f)	57,044	426,689
Teradyne, Inc. (f)	12,757	188,804
Texas Instruments, Inc.	9,928	325,936

		2,715,455

M-18 MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Software 0.4%
Activision Blizzard, Inc.	48,394	$565,242
Broadridge Financial Solutions, Inc.	2,068	49,777
CA, Inc.	1,404	32,067

		647,086

Telecommunications 2.7%
Amdocs, Ltd. (f)	14,080	427,891
AT&T, Inc.	10,245	321,795
CenturyLink, Inc.	15,656	632,972
Cisco Systems, Inc.	23,599	368,380
Corning, Inc.	20,446	371,095
EchoStar Corp. Class A (f)	9,332	339,965
MetroPCS Communications, Inc. (f)	10,027	172,565
Motorola Mobility Holdings, Inc. (f)	16,345	360,244
Motorola Solutions, Inc. (f)	7,761	357,316
NII Holdings, Inc. (f)	797	33,777
Sprint Nextel Corp. (f)	68,964	371,716
T.W. telecom, Inc. (f)	507	10,409
Telephone and Data Systems, Inc.	1,650	51,282
Tellabs, Inc.	45,525	209,870
X Verizon Communications, Inc.	9,757	363,253
Virgin Media, Inc.	8,677	259,703

		4,652,233

Transportation 1.0%
FedEx Corp.	3,824	362,707
Kirby Corp. (f)	4,311	244,304
Norfolk Southern Corp.	4,924	368,955
Ryder System, Inc.	6,454	366,910
Union Pacific Corp.	3,150	328,860

		1,671,736

Total Common Stocks (Cost $90,734,240)		98,803,623

Exchange Traded Funds 1.6% (g)

X S&P 500 Index—SPDR Trust Series 1	7,793	1,028,442
X S&P MidCap 400 Index—MidCap SPDR Trust Series 1	9,826	1,743,133

Total Exchange Traded Funds (Cost $2,679,062)		2,771,575

	Principal
	Amount	Value
Short-Term Investments 1.8%

Federal Agency 1.4%
Farmer Mac (Discount Note) (zero coupon), due 7/1/11(h)	$2,430,000	$2,430,000

Total Federal Agency (Cost $2,430,000)		2,430,000

Repurchase Agreement 0.4%
State Street Bank and Trust Co. 0.01%, dated 6/30/11 due 7/1/11 Proceeds at Maturity $675,269 (Collateralized by United States Treasury Notes, with a rate of 3.125% and a maturity date of 4/30/17, with a Principal Amount of $650,000 and a Market Value of $693,434)	675,269	675,269

Total Repurchase Agreement (Cost $675,269)		675,269

Total Short-Term Investments (Cost $3,105,269)		3,105,269

Total Investments (Cost $165,074,469) (i)	100.8%	174,657,583
Other Assets, Less Liabilities	(0.8)	(1,458,254)
Net Assets	100.0%	$173,199,329

‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(b)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect at June 30, 2011.
(c)	Floating rate—Rate shown is the rate in effect at June 30, 2011.
(d)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at June 30, 2011 is $2,115,887, which represents 1.2% of the Portfolio’s net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.
(e)	Yankee Bond—dollar-denominated bond issued in the United States by a foreign bank or corporation.
(f)	Non-income producing security.
(g)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.
(h)	Interest rate presented is yield to maturity.
(i)	At June 30, 2011, cost is $165,758,064 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$11,532,940
Gross unrealized depreciation	(2,633,421)

Net unrealized appreciation	$8,899,519

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-19

Portfolio of Investments June 30, 2011 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011, for valuing the Portfolio’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Security	$—	$211,960	$—	$211,960
Corporate Bonds	—	22,034,105	—	22,034,105
Foreign Government Bond	—	150,773	—	150,773
Medium Term Note	—	173,458	—	173,458
Mortgage-Backed Securities	—	3,139,236	—	3,139,236
U.S. Government & Federal Agencies	—	38,591,548	—	38,591,548
Yankee Bonds	—	5,676,036	—	5,676,036

Total Long-Term Bonds	—	69,977,116	—	69,977,116

Common Stocks	98,803,623	—	—	98,803,623
Exchange Traded Funds	2,771,575	—	—	2,771,575
Short-Term Investments
Federal Agency	—	2,430,000	—	2,430,000
Repurchase Agreement	—	675,269	—	675,269

Total Short-Term Investments	—	3,105,269	—	3,105,269

Total Investments in Securities	$101,575,198	$73,082,385	$—	$174,657,583

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

For the period ended June 30, 2011, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)
At June 30, 2011, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-20 MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2011 (Unaudited)

Assets
Investment in securities, at value (identified cost $165,074,469)	$174,657,583
Cash	27
Receivables:
Investment securities sold	19,340,221
Dividends and interest	567,496
Fund shares sold	222,867
Other assets	1,950

Total assets	194,790,144

Liabilities
Payables:
Investment securities purchased	21,255,150
Fund shares redeemed	156,029
Manager (See Note 3)	97,914
NYLIFE Distributors (See Note 3)	32,970
Professional fees	26,366
Shareholder communication	15,900
Custodian	3,481
Interest on investments sold short	1,161
Accrued expenses	1,844

Total liabilities	21,590,815

Net assets	$173,199,329

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$15,152
Additional paid-in capital	168,092,493

168,107,645
Undistributed net investment income	3,543,584
Accumulated net realized gain (loss) on investments and futures transactions	(8,035,014)
Net unrealized appreciation (depreciation) on investments	9,583,114

Net assets	$173,199,329

Initial Class
Net assets applicable to outstanding shares	$9,863,692

Shares of beneficial interest outstanding	857,946

Net asset value per share outstanding	$11.50

Service Class
Net assets applicable to outstanding shares	$163,335,637

Shares of beneficial interest outstanding	14,293,816

Net asset value per share outstanding	$11.43

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-21

Statement of Operations for the six months ended June 30, 2011 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$1,132,598
Interest (b)	888,901

Total income	2,021,499

Expenses
Manager (See Note 3)	622,586
Distribution and service—Service Class (See Note 3)	195,399
Professional fees	27,876
Custodian	16,845
Shareholder communication	14,342
Trustees	2,391
Miscellaneous	4,330

Total expenses before waiver/reimbursement	883,769
Expense waiver/reimbursement from Manager (See Note 3)	(41,506)

Net expenses	842,263

Net investment income (loss)	1,179,236

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Security transactions	16,022,853
Futures transactions	(45,067)

Net realized gain (loss) on investments and futures transactions	15,977,786

Net change in unrealized appreciation (depreciation) on investments	(8,704,863)

Net realized and unrealized gain (loss) on investments and futures transactions	7,272,923

Net increase (decrease) in net assets resulting from operations	$8,452,159

(a)	Dividends recorded net of foreign withholding taxes in the amount of $853.

(b)	Interest recorded net of foreign withholding taxes in the amount of $412.

M-22 MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the six months ended June 30, 2011 (Unaudited) and the year ended December 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,179,236	$2,393,405
Net realized gain (loss) on investments and futures transactions	15,977,786	7,666,334
Net change in unrealized appreciation (depreciation) on investments	(8,704,863)	8,279,490

Net increase (decrease) in net assets resulting from operations	8,452,159	18,339,229

Dividends to shareholders:
From net investment income:
Initial Class	—	(129,995)
Service Class	—	(1,684,854)

Total dividends to shareholders	—	(1,814,849)

Capital share transactions:
Net proceeds from sale of shares	17,733,900	23,308,187
Net asset value of shares issued to shareholders in reinvestment of dividends	—	1,814,849
Cost of shares redeemed	(10,990,052)	(22,320,084)

Increase (decrease) in net assets derived from capital share transactions	6,743,848	2,802,952

Net increase (decrease) in net assets	15,196,007	19,327,332

Net Assets
Beginning of period	158,003,322	138,675,990

End of period	$173,199,329	$158,003,322

Undistributed net investment income at end of period	$3,543,584	$2,364,348

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-23

Financial Highlights selected per share data and ratios

	Initial Class
	Six months
	ended
	June 30,		Year ended December 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$10.91		$9.74	$8.15	$10.89	$11.25	$10.46

Net investment income (loss)	0.09	(a)	0.19	0.15 (a)	0.25	0.27 (a)	0.22
Net realized and unrealized gain (loss) on investments	0.50		1.13	1.73	(2.96)	0.05	0.90

Total from investment operations	0.59		1.32	1.88	(2.71)	0.32	1.12

Less dividends and distributions:
From net investment income	—		(0.15)	(0.29)	—	(0.26)	(0.22)
From net realized gain on investments	—		—	—	(0.03)	(0.42)	(0.11)

Total dividends and distributions	—		(0.15)	(0.29)	(0.03)	(0.68)	(0.33)

Net asset value at end of period	$11.50		$10.91	$9.74	$8.15	$10.89	$11.25

Total investment return	5.41	%(b)	13.62%	23.07%	(24.85%)	2.80%	10.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.65	%††	1.89%	1.69%	2.44%	2.31%	2.26%
Net expenses	0.78	%††	0.82%	0.84%	0.83%	0.82%	0.85%
Expenses (before waiver/reimbursement)	0.83	%††	0.84%	0.84%	0.83%	0.82%	0.85%
Portfolio turnover rate	130	%(c)	118%	176%	92%	83%	45%
Net assets at end of period (in 000’s)	$9,864		$9,598	$8,557	$7,232	$9,932	$13,577

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rate not including mortgage dollar rolls was 127% for the six month period ended June 30, 2011.

M-24 MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Six months
	ended
	June 30,		Year ended December 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$10.85		$9.69	$8.11	$10.86	$11.22	$10.44

Net investment income (loss)	0.08	(a)	0.16	0.12 (a)	0.24	0.24 (a)	0.20
Net realized and unrealized gain (loss) on investments	0.50		1.13	1.72	(2.96)	0.05	0.89

Total from investment operations	0.58		1.29	1.84	(2.72)	0.29	1.09

Less dividends and distributions:
From net investment income	—		(0.13)	(0.26)	—	(0.23)	(0.20)
From net realized gain on investments	—		—	—	(0.03)	(0.42)	(0.11)

Total dividends and distributions	—		(0.13)	(0.26)	(0.03)	(0.65)	(0.31)

Net asset value at end of period	$11.43		$10.85	$9.69	$8.11	$10.86	$11.22

Total investment return	5.35	%(b)(c)	13.34%	22.76%	(25.04%)	2.55%	10.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.41	%††	1.65%	1.43%	2.18%	2.09%	2.01%
Net expenses	1.03	%††	1.07%	1.09%	1.08%	1.07%	1.10%
Expenses (before waiver/reimbursement)	1.08	%††	1.09%	1.09%	1.08%	1.07%	1.10%
Portfolio turnover rate	130	%(d)	118%	176%	92%	83%	45%
Net assets at end of period (in 000’s)	$163,336		$148,405	$130,119	$119,374	$196,622	$175,576

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rate not including mortgage dollar rolls was 127% for the six month period ended June 30, 2011.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-25

MainStay VP Bond Portfolio
Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2011

					Gross
					Expense
Class	Six Months	One Year	Five Years	Ten Years[1]	Ratio[2]

Initial Class Shares	2.56%	4.21%	6.76%	5.83%	0.55%

Service Class Shares[3]	2.43	3.95	6.50	5.56	0.80

	Six	One	Five	Ten
Benchmark Performance	Months	Year	Years	Years

Barclays Capital U.S. Aggregate Bond Index[4]	2.72%	3.90%	6.52%	5.74%

Average Lipper Variable Products Intermediate Investment Grade Debt Portfolio[5]	2.69	4.87	6.21	5.46

1.	Performance figures shown for the ten-year period ended June 30, 2011 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 5.81% for Initial Class shares and 5.55% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 4, 2003, includes the historical performance of Initial Class shares through June 3, 2003 adjusted to reflect the fees and expenses for Service Class shares.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.	The Average Lipper Variable Products Intermediate Investment Grade Debt Portfolio is representative of portfolios that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-26    MainStay VP Bond Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2011, to June 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2011, to June 30, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	1/1/11	6/30/11	Period[1]	6/30/11	Period[1]
Initial Class Shares	$1,000.00	$1,025.60	$2.71	$1,022.10	$2.71

Service Class Shares	$1,000.00	$1,024.30	$3.97	$1,020.90	$3.96

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.54% for Initial Class and 0.79% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    M-27

Portfolio Composition as of June 30, 2011 (Unaudited)

See Portfolio of Investments beginning on page M-31 for specific holdings within these categories.

Top Ten Issuers Held as of June 30, 2011 (excluding short-term investments)

1.	United States Treasury Notes, 0.50%–3.25%, due 5/31/13–5/15/21
2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%–7.50%, due 5/1/16–6/1/41
3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%–7.00%, due 7/1/17–3/1/41
4.	Government National Mortgage Association (Mortgage Pass-Through Securities), 3.50%–7.00%, due 7/15/31–6/20/41
5.	Federal Home Loan Mortgage Corporation, 3.75%–5.50%, due 6/28/13–2/1/40

6.	Federal National Mortgage Association, 2.75%–4.625%, due 10/15/13–3/13/14
7.	Bear Stearns Commercial Mortgage Securities, 5.518%–5.905%, due 9/11/38–9/11/42
8.	Anheuser-Busch InBev Worldwide, Inc., 2.50%–6.375%, due 3/26/13–1/15/40
9.	United States Treasury Bonds, 4.375%–4.75%, due 2/15/41–5/15/41
10.	JP Morgan Chase Commercial Mortgage Securities Corp., 5.429%–6.187%, due 1/12/43–2/15/51

M-28    MainStay VP Bond Portfolio

Portfolio Management Discussion and Analysis

Questions answered by Donald F. Serek, CFA, and Thomas J. Girard of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Bond Portfolio perform relative to its peers and its benchmark for the six months ended June 30, 2011?

For the six months ended June 30, 2011, MainStay VP Bond Portfolio returned 2.56% for Initial Class shares and 2.43% for Service Class shares. Both share classes underperformed the 2.69% return of the average Lipper2 Variable Products Intermediate Investment Grade Debt Portfolio and the 2.72% return of the Barclays Capital U.S. Aggregate Bond Index2 for the six months ended June 30, 2011. The Barclays Capital U.S. Aggregate Bond Index is the Portfolio’s broad-based securities-market index.

What were the most significant factors and risks that influenced the markets in which the Portfolio invested during the reporting period?

Risk markets began 2011 with a strong start. Equity prices rallied, and fixed-income risk premiums declined. Treasury prices came under predictable pressure, with yields increasing modestly. These market dynamics were driven by a favorable outlook for the economy, including above-trend growth and improving job creation. At the time, the market discounted the prevailing risks, which included another chapter of Europe’s sovereign debt and banking crisis.

An unforeseen external factor—political turmoil in the Middle East and North Africa—raised global risk awareness, triggered a pullback in risk-asset prices and dimmed the growth outlook for the United States. Heightened uncertainty pushed crude oil prices higher, raising the cost of energy products for companies and consumers alike.

While first-quarter economic growth was disappointing, a poor employment report, depressed housing statistics and weak manufacturing data suggested that the second quarter may have been even weaker. We believe that some negative factors, such as oil prices, may improve over the next several quarters, providing some relief for consumers.

During the reporting period, the European debt crisis once again resurfaced. As the European Union did its best to come up with a permanent solution, Greece, Portugal and Ireland continued to face many difficulties.

What factors affected the Portfolio’s relative perfor-mance during the reporting period?

In the first quarter of 2011, risky assets outperformed Treasury securities as credit spreads3 tightened, which led to the Port-folio’s outperformance of its benchmark.

During the second quarter, however, spreads were more volatile and widened, which detracted from the Portfolio’s relative performance. The Portfolio benefited from an overweight position in agency mortgage-backed securities, although negative spreads in corporate bonds and commercial mortgage-backed securities hurt the Portfolio’s performance.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

During the reporting period, futures contracts were used to manage the Portfolio’s duration.4 However, a modestly short duration had a negative impact on performance.

What was the Portfolio’s duration strategy during the reporting period?

The Portfolio ended the first quarter with a neutral duration strategy. During the second quarter, the Portfolio had a modestly short duration relative to its benchmark, which detracted from the Portfolio’s performance. At the end of the second quarter, the Portfolio had returned to a neutral duration.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Geopolitical risk emanating from Europe, the Middle East and North Africa prompted us to reduce the Portfolio’s weightings in corporate bonds during the first quarter. As the outlook improved, we gradually increased the Portfolio’s exposure to corporate bonds.

During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?

During the first quarter, the Portfolio held overweight positions in corporate bonds and commercial mortgage-backed securities, which contributed positively to the Portfolio’s performance. In the second quarter, however, the Portfolio’s overweight positions in corporate bonds and banks detracted from the Portfolio’s performance. Commercial mortgage-backed securities also de-tracted from the Portfolio’s performance.

How did the Portfolio’s sector weightings change during the reporting period?

During the first quarter, we increased the Portfolio’s risk profile. This positioning was a function of our favorable outlook and

1. “New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indexes and other indexes and service providers mentioned in the reports.
3. The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com    M-29

tighter spreads. Late in the first quarter, however, we became more concerned about event risk. Given the developments in the Middle East, North Africa and Japan, we reduced our overweight positions in the Portfolio. As the market settled down, our outlook improved and we made a decision to increase our allocation to corporate bonds, commercial mortgage-backed securities and agency mortgage-backed securities.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2011, the Portfolio held overweight positions relative to the Barclays Capital U.S. Aggregate Bond Index in mortgages, corporate bonds and commercial mortgage-backed securities. As of the same date, the Portfolio held underweight positions relative to the benchmark in governments and Treasurys.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Bond Portfolio on this page and the preceding pages has not been audited.

M-30    MainStay VP Bond Portfolio

Portfolio of Investments††† June 30, 2011 (Unaudited)

	Principal
	Amount	Value
Long-Term Bonds 99.1%† Asset-Backed Securities 2.4%

Automobile 0.5%
Harley-Davidson Motorcycle Trust Series 2007-3, Class B 6.04%, due 8/15/14	$1,000,000	$1,033,334
Mercedes-Benz Auto Receivables Trust Series 2009-1, Class A3 1.67%, due 1/15/14	1,261,955	1,271,763
Navistar Financial Corp. Owner Trust Series 2010-B, Class A2 0.81%, due 1/18/13 (a)	1,000,000	1,000,119
Nissan Auto Lease Trust Series 2010-B, Class A3 1.12%, due 12/15/13	1,000,000	1,004,708

		4,309,924

Diversified Financial Services 0.2%
Marriott Vacation Club Owner Trust Series 2007-2A, Class A 5.808%, due 10/20/29 (a)	1,618,166	1,698,807

Home Equity 1.5%
Chase Funding Mortgage Loan Asset-Backed Certificates Series 2002-2, Class 1A5 6.33%, due 4/25/32	402,145	407,213
CIT Group Home Equity Loan Trust Series 2003-1, Class A4 3.93%, due 3/20/32	630,243	610,460
Citicorp Residential Mortgage Securities, Inc. Series 2006-1, Class A3 5.706%, due 7/25/36 (b)	321,922	323,855
Citifinancial Mortgage Securities, Inc. Series 2003-3, Class AF5 4.553%, due 8/25/33 (b)	527,985	531,643
Citigroup Mortgage Loan Trust, Inc. Series 2006-WF2, Class A2C 5.852%, due 5/25/36	416,969	263,847
Countrywide Asset-Backed Certificates
Series 2006-S8, Class A3 5.555%, due 4/25/36 (c)	1,183,168	777,188
Series 2006-S5, Class A3 5.762%, due 6/25/35	1,216,480	658,364
Series 2007-S1, Class A3 5.81%, due 11/25/36 (c)	586,528	421,351
Credit-Based Asset Servicing and Securitization LLC Series 2007-CB2, Class A2C 5.623%, due 2/25/37	1,000,000	572,366
Series 2007-CB4, Class A2B 5.723%, due 4/25/37 (b)	500,000	281,744
Equity One ABS, Inc. Series 2003-4, Class AF6 4.833%, due 10/25/34 (b)	1,356,094	1,385,935
JPMorgan Mortgage Acquisition Corp.
Series 2007-CH1, Class AF3 5.532%, due 11/25/36	1,000,000	926,990
Series 2007-CH2, Class AF3 5.552%, due 1/25/37	1,000,000	556,683
Series 2006-WF1, Class A6 6.00%, due 7/25/36	901,979	491,527
Morgan Stanley Mortgage Loan Trust Series 2006-17XS, Class A3A 5.651%, due 10/25/46	1,867,541	1,168,305
Popular ABS Mortgage Pass-Through Trust Series 2005-5, Class AF3 5.086%, due 11/25/35 (c)	2,201,816	2,160,787
Residential Asset Mortgage Products, Inc. Series 2003-RZ5, Class A7 4.97%, due 9/25/33 (b)	554,171	562,734
Saxon Asset Securities Trust Series 2003-1, Class AF5 5.455%, due 6/25/33 (b)	1,357,771	1,235,202

		13,336,194

Student Loans 0.2%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, due 5/15/15	1,000,000	1,003,061
Entergy Texas Restoration Funding LLC Series 2009-A, Class A1 2.12%, due 2/1/16	814,689	833,350

		1,836,411

Total Asset-Backed Securities (Cost $24,565,794)		21,181,336

Corporate Bonds 24.4%

Aerospace & Defense 0.5%
Lockheed Martin Corp. 4.25%, due 11/15/19	2,000,000	2,052,290
Northrop Grumman Corp. 5.05%, due 8/1/19	780,000	840,501

†	Percentages indicated are based on Portfolio net assets.

X	Among the Portfolio’s 10 largest issuers held, as of June 30, 2011, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-31

Portfolio of Investments††† June 30, 2011 (Unaudited) (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)
Aerospace & Defense (continued)

Raytheon Co. 6.40%, due 12/15/18	$1,175,000	$1,388,588

		4,281,379

Agriculture 0.1%
Archer-Daniels-Midland Co. 5.45%, due 3/15/18	1,000,000	1,135,293

Auto Manufacturers 0.1%
Daimler Finance North America LLC 3.00%, due 3/28/16 (a)	1,000,000	1,012,405

Banks 3.6%
American Express Bank FSB 6.00%, due 9/13/17	2,000,000	2,256,034
Bank of America Corp. 3.625%, due 3/17/16	4,025,000	4,036,592
5.00%, due 5/13/21	1,400,000	1,382,987
5.625%, due 7/1/20	925,000	955,074
5.65%, due 5/1/18	1,300,000	1,370,630
Citigroup, Inc. 3.953%, due 6/15/16	1,550,000	1,586,747
6.00%, due 8/15/17	2,750,000	3,011,486
Goldman Sachs Group, Inc. (The) 5.375%, due 3/15/20	1,000,000	1,032,645
6.15%, due 4/1/18	2,000,000	2,176,686
6.25%, due 2/1/41	550,000	554,494
JPMorgan Chase & Co. 4.40%, due 7/22/20	2,875,000	2,816,545
4.625%, due 5/10/21	450,000	446,359
JPMorgan Chase Bank N.A. 6.00%, due 10/1/17	1,550,000	1,722,472
KeyBank N.A. 5.80%, due 7/1/14	740,000	811,312
KeyCorp 6.50%, due 5/14/13	1,500,000	1,632,224
Morgan Stanley 5.50%, due 1/26/20	2,300,000	2,329,971
5.625%, due 9/23/19	800,000	820,919
SunTrust Bank 5.20%, due 1/17/17	134,000	142,816
Wachovia Bank NA 4.80%, due 11/1/14	1,050,000	1,122,282
Wells Fargo & Co. 3.75%, due 10/1/14	950,000	1,001,213

		31,209,488

Beverages 1.2%
X Anheuser-Busch InBev Worldwide, Inc. 2.50%, due 3/26/13	3,600,000	3,689,096
4.125%, due 1/15/15	3,500,000	3,764,121
4.375%, due 2/15/21	1,050,000	1,073,697
6.375%, due 1/15/40	2,000,000	2,276,024

		10,802,938

Biotechnology 0.3%
Amgen, Inc. 4.10%, due 6/15/21	3,000,000	2,976,330

Building Materials 0.5%
CRH America, Inc. 4.125%, due 1/15/16	675,000	690,603
Masco Corp. 4.80%, due 6/15/15	3,500,000	3,477,663

		4,168,266

Chemicals 0.6%
Dow Chemical Co. (The) 4.25%, due 11/15/20	750,000	731,966
5.70%, due 5/15/18	2,750,000	3,047,313
Eastman Chemical Co. 3.00%, due 12/15/15	1,075,000	1,091,196

		4,870,475

Commercial Services 0.1%
McKesson Corp. 5.25%, due 3/1/13	375,000	400,272

Computers 0.2%
Hewlett-Packard Co. 4.30%, due 6/1/21	1,725,000	1,741,865

Diversified Financial Services 0.5%
General Electric Capital Corp. 5.625%, due 5/1/18	3,000,000	3,281,154
5.875%, due 1/14/38	1,000,000	1,011,568

		4,292,722

Electric 3.2%
Appalachian Power Co. 6.375%, due 4/1/36	1,750,000	1,864,597
Arizona Public Service Co. 5.50%, due 9/1/35	1,275,000	1,238,578
Carolina Power & Light Co. 6.125%, due 9/15/33	500,000	548,628
CenterPoint Energy Houston Electric LLC 7.00%, due 3/1/14	1,250,000	1,429,165
Duke Energy Carolinas LLC 7.00%, due 11/15/18	2,000,000	2,442,112

M-32 MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)
Electric (continued)

Duke Energy Corp. 3.35%, due 4/1/15	$2,500,000	$2,596,412
Duquesne Light Holdings, Inc. 5.90%, due 12/1/21 (a)	820,000	813,167
Entergy Mississippi, Inc. 5.15%, due 2/1/13	500,000	528,238
Florida Power Corp. 4.55%, due 4/1/20	1,700,000	1,786,454
Great Plains Energy, Inc. 2.75%, due 8/15/13	2,000,000	2,045,588
4.85%, due 6/1/21	725,000	727,322
Kansas City Power & Light Co. 7.15%, due 4/1/19	900,000	1,076,501
Nisource Finance Corp. 5.40%, due 7/15/14	890,000	978,357
Ohio Edison Co. 6.875%, due 7/15/36	2,500,000	2,740,465
Peco Energy Co. 5.35%, due 3/1/18	1,500,000	1,672,022
Pepco Holdings, Inc. 2.70%, due 10/1/15	1,000,000	1,005,281
San Diego Gas & Electric Co. 4.50%, due 8/15/40	2,000,000	1,813,592
South Carolina Electric & Gas Co. 6.50%, due 11/1/18	600,000	708,592
Union Electric Co. 6.70%, due 2/1/19	1,500,000	1,761,353

		27,776,424

Electronics 0.2%
Thermo Fisher Scientific, Inc. 3.20%, due 3/1/16	1,800,000	1,853,620

Environmental Controls 0.1%
Republic Services, Inc. 5.70%, due 5/15/41	1,250,000	1,220,276

Finance—Credit Card 0.5%
American Express Credit Corp. 7.30%, due 8/20/13	1,500,000	1,669,483
Capital One Bank USA N.A. 8.80%, due 7/15/19	1,875,000	2,301,077

		3,970,560

Finance—Other Services 0.1%
National Rural Utilities Cooperative Finance Corp. 5.45%, due 4/10/17	1,000,000	1,130,554

Food 1.2%
General Mills, Inc. 5.40%, due 6/15/40	1,500,000	1,524,477
Kellogg Co. 3.25%, due 5/21/18	1,075,000	1,081,042
4.25%, due 3/6/13	2,250,000	2,374,587
Kraft Foods, Inc. 4.125%, due 2/9/16	2,375,000	2,539,580
Kroger Co. (The) 7.70%, due 6/1/29	1,000,000	1,217,529
Safeway, Inc. 6.25%, due 3/15/14	1,750,000	1,943,970

		10,681,185

Gas 0.2%
KeySpan Gas East Corp. 5.819%, due 4/1/41 (a)	2,000,000	2,057,288

Health Care—Services 0.3%
Roche Holdings, Inc. 5.00%, due 3/1/14 (a)	1,718,000	1,880,756
WellPoint, Inc. 5.80%, due 8/15/40	1,000,000	1,015,630

		2,896,386

Insurance 1.3%
AON Corp. 3.125%, due 5/27/16	1,350,000	1,345,602
Hartford Financial Services Group, Inc. (The) 5.50%, due 3/30/20	1,050,000	1,082,350
Lincoln National Corp. 4.85%, due 6/24/21	650,000	642,006
Metropolitan Life Global Funding I 3.125%, due 1/11/16 (a)	1,325,000	1,341,451
5.125%, due 6/10/14 (a)	2,700,000	2,949,912
Pricoa Global Funding I 4.625%, due 6/25/12 (a)	2,700,000	2,780,938
Principal Financial Group, Inc. 8.875%, due 5/15/19	810,000	1,030,338

		11,172,597

Lodging 0.7%
Marriott International, Inc. 5.625%, due 2/15/13	940,000	1,002,551
6.20%, due 6/15/16	1,850,000	2,079,093
Wyndham Worldwide Corp. 6.00%, due 12/1/16	2,650,000	2,814,244

		5,895,888

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-33

Portfolio of Investments††† June 30, 2011 (Unaudited) (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)

Machinery—Construction & Mining 0.3%
Caterpillar, Inc. 5.20%, due 5/27/41	$2,500,000	$2,500,235

Machinery—Diversified 0.1%
Deere & Co. 5.375%, due 10/16/29	1,100,000	1,166,778

Media 1.2%
Comcast Cable Communications Holdings, Inc. 8.375%, due 3/15/13	766,000	857,950
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 4.60%, due 2/15/21	650,000	653,082
NBC Universal, Inc. 4.375%, due 4/1/21 (a)	1,800,000	1,781,192
5.15%, due 4/30/20 (a)	1,800,000	1,900,623
News America, Inc. 6.40%, due 12/15/35	2,500,000	2,614,415
Time Warner Cable, Inc. 6.75%, due 7/1/18	1,425,000	1,652,562
Time Warner, Inc. 6.10%, due 7/15/40	1,000,000	1,016,556

		10,476,380

Mining 0.6%
Alcoa, Inc. 6.15%, due 8/15/20	2,800,000	2,966,275
Rio Tinto Finance USA, Ltd. 3.50%, due 11/2/20	1,950,000	1,866,164

		4,832,439

Miscellaneous—Manufacturing 0.4%
Danaher Corp. 3.90%, due 6/23/21	1,020,000	1,015,986
ITT Corp. 4.90%, due 5/1/14	2,250,000	2,454,496

		3,470,482

Oil & Gas 0.9%
Anadarko Petroleum Corp. 6.20%, due 3/15/40	1,800,000	1,824,293
ConocoPhillips 5.90%, due 5/15/38	1,500,000	1,623,724
Motiva Enterprises LLC 5.20%, due 9/15/12 (a)	600,000	623,488
Noble Energy, Inc. 6.00%, due 3/1/41	1,350,000	1,391,946
Pemex Project Funding Master Trust 5.75%, due 3/1/18	2,000,000	2,193,012
Valero Energy Corp. 6.625%, due 6/15/37	550,000	573,461

		8,229,924

Packaging & Containers 0.2%
Bemis Co., Inc. 5.65%, due 8/1/14	1,460,000	1,606,007

Pharmaceuticals 0.3%
Express Scripts, Inc. 3.125%, due 5/15/16	900,000	905,546
Merck & Co., Inc. 5.95%, due 12/1/28	1,200,000	1,349,502

		2,255,048

Pipelines 1.3%
Buckeye Partners, L.P. 4.875%, due 2/1/21	2,250,000	2,269,953
Energy Transfer Partners, L.P. 6.05%, due 6/1/41	1,300,000	1,259,856
Enterprise Products Operating LLC 3.20%, due 2/1/16	2,000,000	2,031,652
Kinder Morgan Energy Partners, L.P. 6.375%, due 3/1/41	400,000	409,459
ONEOK Partners, L.P. 3.25%, due 2/1/16	2,650,000	2,695,419
Williams Partners, L.P. 3.80%, due 2/15/15	2,340,000	2,451,138

		11,117,477

Real Estate 0.3%
ProLogis, L.P. 6.625%, due 5/15/18	2,000,000	2,211,252

Real Estate Investment Trusts 0.9%
Brandywine Operating Partnership, L.P. 5.70%, due 5/1/17	2,772,000	2,971,656
Developers Diversified Realty Corp. 4.75%, due 4/15/18	2,000,000	1,971,508
Hospitality Properties Trust 6.30%, due 6/15/16	1,325,000	1,447,048
UDR, Inc. 5.25%, due 1/15/15	1,600,000	1,713,762

		8,103,974

Retail 0.5%
Home Depot, Inc. 5.95%, due 4/1/41	1,000,000	1,029,826

M-34 MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)
Retail (continued)

Wal-Mart Stores, Inc. 5.00%, due 10/25/40	$1,500,000	$1,412,297
5.625%, due 4/15/41	1,500,000	1,547,545

		3,989,668

Semiconductors 0.2%
Texas Instruments, Inc. 0.875%, due 5/15/13	2,000,000	2,004,114

Telecommunications 1.2%
AT&T, Inc. 5.35%, due 9/1/40	1,000,000	947,866
Cellco Partnership/Verizon Wireless Capital LLC 8.50%, due 11/15/18	1,500,000	1,947,845
CenturyLink, Inc. 6.45%, due 6/15/21	2,525,000	2,496,137
SBC Communications, Inc. 5.10%, due 9/15/14	1,500,000	1,648,413
Verizon Communications, Inc. 4.60%, due 4/1/21	600,000	619,076
7.35%, due 4/1/39	2,000,000	2,402,974

		10,062,311

Transportation 0.3%
Burlington Northern Santa Fe LLC 5.75%, due 5/1/40	1,000,000	1,030,114
Norfolk Southern Corp. 5.64%, due 5/17/29	1,400,000	1,485,133

		2,515,247

Trucking & Leasing 0.2%
TTX Co. 5.00%, due 4/1/12 (a)	2,050,000	2,095,211

Total Corporate Bonds (Cost $202,576,188)		212,182,758

Medium Term Notes 0.3%

Banks 0.1%
Morgan Stanley 6.625%, due 4/1/18	600,000	660,956

Insurance 0.2%
Prudential Financial, Inc. 3.00%, due 5/12/16	2,325,000	2,304,514

Total Medium Term Notes (Cost $2,936,379)		2,965,470

Mortgage-Backed Securities 7.4%

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 7.4%
Banc of America Commercial Mortgage, Inc. Series 2006-5, Class A4 5.414%, due 9/10/47	1,000,000	1,068,669
Series 2006-2, Class A4 5.924%, due 5/10/45 (d)	3,600,000	3,984,039
Banc of America Funding Corp. Series 2006-7, Class T2A3 5.695%, due 10/25/36	766,066	465,347
X Bear Stearns Commercial Mortgage Securities
Series 2006-PW13, Class A3 5.518%, due 9/11/41	1,000,000	1,042,313
Series 2006-PW11, Class A3 5.62%, due 3/11/39 (d)	1,000,000	1,080,408
Series 2006-PW11, Class AM 5.62%, due 3/11/39 (d)	500,000	514,995
Series 2007-T28, Class A3 5.793%, due 9/11/42	5,000,000	5,319,111
Series 2006-PW12, Class AAB 5.878%, due 9/11/38 (d)	999,858	1,068,420
Series 2007-PW16, Class A4 5.905%, due 6/11/40 (d)	1,700,000	1,843,564
Citigroup Commercial Mortgage Trust Series 2006-C5, Class A4 5.431%, due 10/15/49	3,700,000	4,015,866
Commercial Mortgage Pass-Through Certificates
Series 2005-C6, Class A4 5.168%, due 6/10/44	1,000,000	1,060,414
Series 2006-C8, Class A4 5.306%, due 12/10/46	1,900,000	2,034,617
Credit Suisse Mortgage Capital Certificates Series 2006-C1, Class AM 5.75%, due 2/15/39 (c)	5,000,000	5,012,917
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4 5.444%, due 3/10/39	2,000,000	2,145,392
GS Mortgage Securities Corp. II Series 2006-GG8, Class A4 5.56%, due 11/10/39	1,326,000	1,436,914
X JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2006-CB17, Class A4 5.429%, due 12/12/43	1,000,000	1,079,193
Series 2005-CB13, Class A4 5.457%, due 1/12/43(d)	1,170,000	1,265,112
Series 2006-CB15, Class A4 5.814%, due 6/12/43 (c)	1,000,000	1,096,224

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-35

Portfolio of Investments††† June 30, 2011 (Unaudited) (continued)

	Principal
	Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
JP Morgan Chase Commercial Mortgage Securities Corp. (continued)
Series 2007-CB20, Class A3 5.819%, due 2/12/51	$1,000,000	$1,062,490
Series 2006-LDP7, Class A4 6.067%, due 4/15/45 (d)	2,000,000	2,219,704
Series 2007-LD12, Class A3 6.187%, due 2/15/51 (d)	1,000,000	1,063,852
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class A4 5.372%, due 9/15/39	1,000,000	1,087,663
Series 2007-C6, Class AAB 5.855%, due 7/15/40	1,000,000	1,082,749
Series 2007-C6, Class A3 5.933%, due 7/15/40	1,000,000	1,078,931
Merrill Lynch Mortgage Trust
Series 2005-LC1, Class A3 5.289%, due 1/12/44 (c)	2,500,000	2,564,810
Series 2007-C1, Class A3 6.02%, due 6/12/50 (d)	2,240,000	2,397,969
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2006-4, Class A3 5.172%, due 12/12/49 (d)	2,080,000	2,217,254
Series 2006-3, Class A4 5.414%, due 7/12/46 (c)	1,000,000	1,077,474
Series 2007-8, Class A2 6.127%, due 8/12/49 (d)	1,000,000	1,046,310
Morgan Stanley Capital I
Series 2007-HQ11, Class A4 5.447%, due 2/12/44 (c)	1,500,000	1,614,877
Series 2006-HQ8, Class A4 5.599%, due 3/12/44 (d)	2,000,000	2,192,945
Series 2007-IQ14, Class AAB 5.654%, due 4/15/49 (c)	1,000,000	1,067,235
Series 2006-HQ9, Class AM 5.773%, due 7/12/44 (c)	1,000,000	1,031,211
Structured Adjustable Rate Mortgage Loan Trust Series 2006-8, Class 4A3 5.479%, due 9/25/36 (d)	1,000,000	738,386
TBW Mortgage-Backed Pass-Through Certificates Series 2006-6, Class A2B 5.66%, due 1/25/37	1,925,613	965,290
Wachovia Bank Commercial Mortgage Trust
Series 2006-C29, Class AM 5.339%, due 11/15/48	2,000,000	1,974,933
Series 2006-C28, Class A4 5.572%, due 10/15/48	2,200,000	2,378,890

Total Mortgage-Backed Securities (Cost $60,862,941)		64,396,488

U.S. Government & Federal Agencies 58.5%

X Federal Home Loan Mortgage Corporation 1.7%
3.75%, due 6/28/13	6,900,000	7,353,944
4.75%, due 1/19/16	2,000,000	2,253,404
5.50%, due 7/18/16	4,000,000	4,650,212
5.50%, due 2/1/40	726,463	785,855

		15,043,415

X Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 14.0%
4.00%, due 1/1/25	526,276	549,413
4.00%, due 8/1/25	1,000,000	1,043,025
4.00%, due 4/1/26	500,000	521,513
4.00%, due 1/1/31	986,467	1,006,957
4.00%, due 1/1/39	881,618	884,915
4.00%, due 9/1/39	2,767,168	2,774,058
4.00%, due 11/1/39 TBA (e)	9,500,000	9,491,089
4.00%, due 11/1/40	1,960,822	1,962,640
4.00%, due 3/1/41	496,030	496,335
4.50%, due 4/1/22	554,760	592,411
4.50%, due 4/1/23	132,319	140,431
4.50%, due 6/1/24	304,254	322,717
4.50%, due 7/1/24	700,847	743,375
4.50%, due 5/1/25	1,385,774	1,468,999
4.50%, due 4/1/31	994,190	1,038,142
4.50%, due 9/1/35	919,610	957,606
4.50%, due 9/1/38	739,732	766,886
4.50%, due 2/1/39	1,294,268	1,341,375
4.50%, due 4/1/39	1,313,701	1,360,283
4.50%, due 4/1/39 TBA (e)	12,500,000	12,912,112
4.50%, due 6/1/39	2,476,867	2,564,693
4.50%, due 11/1/39	7,032,567	7,281,933
4.50%, due 12/1/39	923,984	956,747
4.50%, due 2/1/40	411,474	426,064
4.50%, due 4/1/40	867,752	898,521
4.50%, due 8/1/40	877,538	907,832
4.50%, due 9/1/40	2,897,982	2,998,024
4.50%, due 11/1/40	3,960,342	4,097,058
5.00%, due 2/1/19 TBA (e)	2,011,832	2,183,293
5.00%, due 6/1/30	1,000,000	1,068,115
5.00%, due 8/1/35	517,242	551,828
5.00%, due 12/1/36 TBA (e)	2,800,000	2,970,626
5.00%, due 8/1/37	2,285,140	2,430,794

M-36 MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
U.S. Government & Federal Agencies (continued)
X Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)

5.00%, due 2/1/38	$605,552	$643,771
5.00%, due 4/1/38	421,600	448,210
5.00%, due 9/1/38	215,817	229,438
5.00%, due 2/1/39	2,743,434	2,916,585
5.00%, due 3/1/40	4,318,490	4,593,751
5.00%, due 4/1/40	874,632	930,381
5.50%, due 12/1/18	458,857	497,104
5.50%, due 9/1/21	539,587	583,888
5.50%, due 9/1/22	466,217	505,951
5.50%, due 8/1/37	832,619	903,889
5.50%, due 9/1/37	5,047,855	5,465,270
5.50%, due 1/1/38	3,485,436	3,773,652
5.50%, due 8/1/38	2,247,388	2,431,121
5.50%, due 9/1/38	1,454,812	1,573,749
5.50%, due 10/1/38	2,048,295	2,215,752
5.50%, due 12/1/38	5,661,450	6,124,296
5.50%, due 1/1/39	1,786,917	1,934,680
6.00%, due 7/1/21	1,351,642	1,487,146
6.00%, due 8/1/36	2,268,285	2,500,579
6.00%, due 2/1/37	357,982	394,643
6.00%, due 9/1/37	2,229,401	2,453,880
6.00%, due 11/1/37	1,009,635	1,111,295
6.00%, due 12/1/37	4,015,871	4,420,231
6.00%, due 10/1/38	35,701	39,257
6.50%, due 7/1/17	144,901	158,959
6.50%, due 11/1/35	172,575	195,352
6.50%, due 8/1/37	322,402	363,544
6.50%, due 11/1/37	609,747	687,557
6.50%, due 9/1/39	1,643,053	1,852,724
7.00%, due 1/1/33	852,877	990,734
7.00%, due 9/1/33	235,230	273,342

		122,410,541

X Federal National Mortgage Association 1.6%
2.75%, due 3/13/14	6,600,000	6,942,837
4.625%, due 10/15/13	6,000,000	6,543,030

		13,485,867

X Federal National Mortgage Association (Mortgage Pass-Through Securities) 14.4%
3.50%, due 9/1/25 TBA (e)	16,400,000	16,697,250
3.50%, due 11/1/25	964,271	983,310
3.50%, due 11/1/40	876,897	839,646
4.00%, due 10/1/20	518	548
4.00%, due 3/1/22	267,140	279,316
4.00%, due 4/1/24 TBA (e)	6,000,000	6,249,372
4.00%, due 12/1/24	342,124	357,218
4.00%, due 12/1/25	4,766,040	4,974,825
4.00%, due 4/1/31	1,498,997	1,530,624
4.00%, due 9/1/40	852,078	853,280
4.00%, due 10/1/40	2,883,625	2,887,695
4.00%, due 11/1/40	3,440,724	3,445,579
4.50%, due 5/1/24	4,037,402	4,292,492
4.50%, due 4/1/31	1,500,000	1,568,657
4.50%, due 3/1/39 TBA (e)	9,500,000	9,828,044
4.50%, due 3/1/40	3,536,732	3,664,350
4.50%, due 9/1/40	197,355	204,476
4.50%, due 6/1/41	1,300,000	1,347,010
5.00%, due 1/1/21	688	744
5.00%, due 4/1/23	23,190	24,944
5.00%, due 9/1/23	16,796	18,040
5.00%, due 12/1/23	2,800,980	3,008,455
5.00%, due 4/1/31	1,000,000	1,069,536
5.00%, due 3/1/34	1,605,649	1,724,324
5.00%, due 4/1/34	3,959,019	4,251,636
5.00%, due 2/1/36	1,862,448	1,988,464
5.00%, due 5/1/37	7,007	7,460
5.00%, due 2/1/38	767,402	816,688
5.00%, due 3/1/38	541,256	578,554
5.00%, due 4/1/38	1,465,555	1,559,679
5.00%, due 5/1/38	8,351,419	8,887,778
5.00%, due 7/1/38	920,055	989,161
5.00%, due 4/1/39	11,730	12,482
5.00%, due 6/1/39	31,291	33,311
5.00%, due 10/1/39	71,740	76,594
5.00%, due 5/1/41	1,180	1,258
5.50%, due 5/1/16	31,845	34,295
5.50%, due 1/1/21	14,060	15,287
5.50%, due 12/1/21	45,541	49,430
5.50%, due 1/1/22	313,226	339,978
5.50%, due 2/1/22	16,683	18,094
5.50%, due 4/1/35 TBA (e)	7,900,000	8,541,875
5.50%, due 7/1/35	234,514	255,006
5.50%, due 4/1/36	573,466	621,872
5.50%, due 12/1/36	762,814	827,203
5.50%, due 2/1/37	3,889,475	4,215,795
5.50%, due 6/1/37	707,735	766,701
5.50%, due 8/1/37	1,275,285	1,386,718
5.50%, due 12/1/37	709,205	768,294
5.50%, due 2/1/38	860,063	930,914
5.50%, due 3/1/38	3,926,759	4,250,241
5.50%, due 4/1/38	845,901	916,378
5.50%, due 7/1/38	857,469	928,107
5.50%, due 9/1/38	480,046	519,592
5.50%, due 11/1/39	1,425,964	1,543,434
6.00%, due 1/1/36	9,015	9,935
6.00%, due 3/1/36	396,229	436,683
6.00%, due 10/1/38	4,796,192	5,275,952

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-37

Portfolio of Investments††† June 30, 2011 (Unaudited) (continued)

	Principal
	Amount	Value
U.S. Government & Federal Agencies (continued)
X Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)

6.00%, due 12/1/38	$4,205,255	$4,622,771
6.50%, due 10/1/36	674,601	764,662
6.50%, due 1/1/37	1,236,385	1,401,446
6.50%, due 8/1/37	173,966	197,110
6.50%, due 10/1/37	634,388	718,783
7.00%, due 9/1/37	192,725	221,809
7.00%, due 10/1/37	9,487	10,919
7.00%, due 11/1/37	21,083	24,265
7.50%, due 7/1/28	73,910	86,463

		125,752,812

X Government National Mortgage Association (Mortgage Pass-Through Securities) 7.1%
3.50%, due 10/15/40	500,000	486,094
4.00%, due 5/1/40 TBA (e)	3,400,000	3,463,220
4.00%, due 6/20/41	3,500,000	3,561,432
4.50%, due 5/15/39	4,489,139	4,756,617
4.50%, due 7/1/39 TBA (e)	11,000,000	11,608,432
4.50%, due 2/15/40	903,072	954,905
4.50%, due 5/15/40	904,644	956,567
4.50%, due 6/15/40	956,033	1,010,906
4.50%, due 6/20/40	2,940,200	3,100,839
4.50%, due 4/20/41	995,737	1,050,139
5.00%, due 1/15/39	333,835	362,281
5.00%, due 3/15/39	2,728,617	2,961,117
5.00%, due 8/15/39	336,102	364,741
5.00%, due 10/15/39	917,173	995,324
5.00%, due 7/15/40	1,725,524	1,872,553
5.00%, due 9/15/40	700,000	759,646
5.00%, due 9/20/40	7,999,996	8,694,579
5.50%, due 1/20/35	31,071	34,382
5.50%, due 7/15/35	253,820	280,471
5.50%, due 8/15/35	285,158	315,100
5.50%, due 5/15/36	320,787	353,768
5.50%, due 7/15/36	208,369	229,792
5.50%, due 6/15/38	507,433	558,969
5.50%, due 8/15/38	672,391	740,680
5.50%, due 1/15/39	307,309	338,520
5.50%, due 3/20/39	2,802,390	3,069,340
5.50%, due 7/15/39	794,837	875,604
5.50%, due 12/15/39	273,993	301,842
5.50%, due 8/20/40	156,324	191,030
6.00%, due 1/15/36	559,155	624,099
6.00%, due 11/15/37	278,766	310,882
6.00%, due 12/15/37	1,801,779	2,009,125
6.00%, due 9/15/38	1,867,345	2,081,895
6.00%, due 10/15/38	978,428	1,090,845
6.50%, due 1/15/36	334,142	380,608
6.50%, due 3/15/36	239,504	273,484
6.50%, due 6/15/36	357,440	407,147
6.50%, due 9/15/36	80,935	92,234
6.50%, due 7/15/37	410,387	466,623
7.00%, due 7/15/31	77,275	90,494

		62,076,326

X United States Treasury Bonds 1.1%
4.375%, due 5/15/41	2,450,000	2,446,178
4.75%, due 2/15/41	6,475,000	6,882,724

		9,328,902

X United States Treasury Notes 18.6%
0.50%, due 5/31/13	3,000,000	3,003,165
0.75%, due 12/15/13	2,870,000	2,879,417
0.75%, due 6/15/14	25,000,000	24,970,700
1.00%, due 7/15/13	9,700,000	9,803,111
1.00%, due 5/15/14	11,845,000	11,923,651
1.50%, due 6/30/16	29,000,000	28,646,490
1.75%, due 5/31/16	25,685,000	25,725,069
2.375%, due 5/31/18	17,000,000	16,909,730
2.375%, due 6/30/18	1,700,000	1,688,047
2.625%, due 4/30/18	15,304,000	15,495,300
3.125%, due 5/15/21	17,255,000	17,206,513
3.25%, due 6/30/16	3,905,000	4,189,639

		162,440,832

Total U.S. Government & Federal Agencies (Cost $502,631,681)		510,538,695

Yankee Bonds 6.1% (f)

Banks 2.5%
Abbey National Treasury Services PLC 4.00%, due 4/27/16	1,550,000	1,538,084
Bank of Nova Scotia 1.65%, due 10/29/15 (a)	2,000,000	1,965,728
Credit Suisse A.G. 5.40%, due 1/14/20	750,000	759,283
Credit Suisse/New York NY 5.30%, due 8/13/19	1,025,000	1,090,996
Deutsche Bank AG/London 4.875%, due 5/20/13	2,250,000	2,390,285
HSBC Bank PLC 3.50%, due 6/28/15 (a)	2,450,000	2,514,026
4.125%, due 8/12/20 (a)	1,800,000	1,742,405
Nordea Bank Sweden AB 5.25%, due 11/30/12 (a)	4,200,000	4,426,653
Svenska Handelsbanken AB 4.875%, due 6/10/14 (a)	1,000,000	1,080,161

M-38 MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Yankee Bonds (continued)
Banks (continued)

UBS AG/Stamford CT 2.25%, due 1/28/14	$4,000,000	$4,041,824

		21,549,445

Beverages 0.2%
Diageo Capital PLC 5.75%, due 10/23/17	1,750,000	2,006,139

Chemicals 0.1%
Potash Corp. of Saskatchewan, Inc. 5.625%, due 12/1/40	1,150,000	1,154,217

Finance—Investment Banker/Broker 0.2%
BNP Paribas Home Loan Covered Bonds S.A. 2.20%, due 11/2/15 (a)	1,500,000	1,465,854
Credit Suisse A.G./Guernsey 2.60%, due 5/27/16 (a)	575,000	573,631

		2,039,485

Iron & Steel 0.3%
ArcelorMittal 5.50%, due 3/1/21	3,025,000	3,029,722

Mining 0.3%
Barrick Gold Corp. 1.75%, due 5/30/14 (a)	1,300,000	1,302,510
Teck Resources, Ltd. 3.15%, due 1/15/17	1,000,000	1,000,647

		2,303,157

Oil & Gas 0.9%
BP Capital Markets PLC 4.50%, due 10/1/20	750,000	764,846
5.25%, due 11/7/13	1,850,000	2,004,409
Petroleos Mexicanos 4.875%, due 3/15/15	800,000	866,000
Shell International Finance B.V. 5.50%, due 3/25/40	1,600,000	1,673,734
Total Capital S.A. 2.30%, due 3/15/16	2,250,000	2,248,274

		7,557,263

Pharmaceuticals 0.4%
Novartis Securities Investment, Ltd. 5.125%, due 2/10/19	1,575,000	1,748,997
Sanofi S.A. 4.00%, due 3/29/21	1,550,000	1,550,172

		3,299,169

Pipelines 0.1%
TransCanada Pipelines, Ltd. 7.25%, due 8/15/38	1,000,000	1,201,690

Telecommunications 1.1%
America Movil SAB de C.V. 6.125%, due 3/30/40	2,000,000	2,090,460
Deutsche Telekom International Finance B.V. 3.125%, due 4/11/16 (a)	1,000,000	1,013,615
Telecom Italia Capital S.A. 5.25%, due 10/1/15	250,000	259,906
Telefonica Emisiones SAU 5.134%, due 4/27/20	2,225,000	2,205,571
5.462%, due 2/16/21	1,900,000	1,928,836
Vodafone Group PLC 5.625%, due 2/27/17	1,750,000	1,960,963

		9,459,351

Total Yankee Bonds (Cost $51,846,821)		53,599,638

Total Long-Term Bonds (Cost $845,419,804)		864,864,385

Short-Term Investments 7.5%

Federal Agency 3.6%
Farmer Mac (Discount Note) (zero coupon), due 7/1/11 (g)	30,950,000	30,950,000

Total Federal Agency (Cost $30,950,000)		30,950,000

Other Commercial Paper 3.9%
International Business Machines Corp. 0.06%, due 7/14/11 (a)(g)	24,000,000	23,999,480
Southern Co. 0.19%, due 7/14/11 (a)(g)	9,900,000	9,899,321

Total Other Commercial Paper (Cost $33,898,801)		33,898,801

Total Short-Term Investments (Cost $64,848,801)		64,848,801

Total Investments (Cost $910,268,605) (h)	106.6%	929,713,186
Other Assets, Less Liabilities	(6.6)	(57,571,280)

Net Assets	100.0%	$872,141,906

†††	On a daily basis New York Life Investments confirms that the value of the Portfolio’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-39

Portfolio of Investments††† June 30, 2011 (Unaudited) (continued)

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(b)	Subprime mortgage investment and other asset-backed securities. The total market value of the securities at June 30, 2011 is $4,321,113, which represents 0.5% of the Portfolio’s net assets.
(c)	Floating rate—Rate shown is the rate in effect at June 30, 2011.
(d)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect at June 30, 2011.
(e)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at June 30, 2011 is $83,945,313, which represents 9.6% of the Portfolio’s net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.
(f)	Yankee Bond—dollar-denominated bond issued in the United States by a foreign bank or corporation.
(g)	Interest rate presented is yield to maturity.
(h)	At June 30, 2011, cost is $910,574,358 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$27,386,466
Gross unrealized depreciation	(8,247,638)

Net unrealized appreciation	$19,138,828

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011, for valuing the Portfolio’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$21,181,336	$—	$21,181,336
Corporate Bonds	—	212,182,758	—	212,182,758
Medium Term Notes	—	2,965,470	—	2,965,470
Mortgage-Backed Securities	—	64,396,488	—	64,396,488
U.S. Government & Federal Agencies	—	510,538,695	—	510,538,695
Yankee Bonds	—	53,599,638	—	53,599,638

Total Long-Term Bonds	—	864,864,385	—	864,864,385

Short-Term Investments
Federal Agency	—	30,950,000	—	30,950,000
Other Commercial Paper	—	33,898,801	—	33,898,801

Total Short-Term Investments	—	64,848,801	—	64,848,801

Total Investments in Securities	$—	$929,713,186	$—	$929,713,186

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

At June 30, 2011, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

For the period ended June 30, 2011, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

M-40 MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2011 (Unaudited)

Assets
Investment in securities, at value (identified cost $910,268,605)	$929,713,186
Cash	9,763
Receivables:
Investment securities sold	52,317,217
Interest	5,282,462
Fund shares sold	1,369,879
Other assets	9,592

Total assets	988,702,099

Liabilities
Payables:
Investment securities purchased	115,845,314
Manager (See Note 3)	350,417
Fund shares redeemed	133,359
Shareholder communication	101,571
NYLIFE Distributors (See Note 3)	67,480
Professional fees	51,759
Custodian	5,815
Accrued expenses	4,478

Total liabilities	116,560,193

Net assets	$872,141,906

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$58,308
Additional paid-in capital	790,846,659

790,904,967
Undistributed net investment income	39,394,065
Accumulated net realized gain (loss) on investments and futures transactions	22,398,293
Net unrealized appreciation (depreciation) on investments	19,444,581

Net assets	$872,141,906

Initial Class
Net assets applicable to outstanding shares	$542,552,410

Shares of beneficial interest outstanding	36,156,019

Net asset value per share outstanding	$15.01

Service Class
Net assets applicable to outstanding shares	$329,589,496

Shares of beneficial interest outstanding	22,152,316

Net asset value per share outstanding	$14.88

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-41

Statement of Operations for the six months ended June 30, 2011 (Unaudited)

Investment Income (Loss)
Income
Interest	$15,218,314

Expenses
Manager (See Note 3)	2,076,826
Distribution and service—Service Class (See Note 3)	396,595
Shareholder communication	85,194
Professional fees	70,462
Custodian	22,563
Trustees	13,392
Miscellaneous	16,530

Total expenses	2,681,562

Net investment income (loss)	12,536,752

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Security transactions	11,298,880
Futures transactions	(586,683)

Net realized gain (loss) on investments and futures transactions	10,712,197

Net change in unrealized appreciation (depreciation) on investments	(2,440,940)

Net realized and unrealized gain (loss) on investments and futures transactions	8,271,257

Net increase (decrease) in net assets resulting from operations	$20,808,009

M-42 MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the six months ended June 30, 2011 (Unaudited) and the year ended December 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$12,536,752	$25,788,063
Net realized gain (loss) on investments and futures transactions	10,712,197	13,952,158
Net change in unrealized appreciation (depreciation) on investments	(2,440,940)	18,781,524

Net increase (decrease) in net assets resulting from operations	20,808,009	58,521,745

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(16,585,825)
Service Class	—	(9,305,652)

	—	(25,891,477)

From net realized gain on investments:
Initial Class	—	(6,894,075)
Service Class	—	(4,070,171)

	—	(10,964,246)

Total dividends and distributions to shareholders	—	(36,855,723)

Capital share transactions:
Net proceeds from sale of shares	122,956,134	231,847,321
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	36,855,723
Cost of shares redeemed	(147,711,706)	(152,295,098)

Increase (decrease) in net assets derived from capital share transactions	(24,755,572)	116,407,946

Net increase (decrease) in net assets	(3,947,563)	138,073,968

Net Assets
Beginning of period	876,089,469	738,015,501

End of period	$872,141,906	$876,089,469

Undistributed net investment income at end of period	$39,394,065	$26,857,313

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-43

Financial Highlights selected per share data and ratios

	Initial Class
	Six months
	ended
	June 30,		Year ended December 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$14.63		$14.17	$13.82	$13.96	$13.60	$13.16

Net investment income (loss)	0.22	(a)	0.48 (a)	0.56 (a)	0.64 (a)	0.53	0.58
Net realized and unrealized gain (loss) on investments	0.16		0.64	0.51	(0.16)	0.35	0.02

Total from investment operations	0.38		1.12	1.07	0.48	0.88	0.60

Less dividends and distributions:
From net investment income	—		(0.47)	(0.67)	(0.62)	(0.52)	(0.16)
From net realized gain on investments	—		(0.19)	(0.05)	(0.00)‡	—	—

Total dividends and distributions	—		(0.66)	(0.72)	(0.62)	(0.52)	(0.16)

Net asset value at end of period	$15.01		$14.63	$14.17	$13.82	$13.96	$13.60

Total investment return	2.60	%(b)(c)	7.84%	7.77%	3.72%	6.52%	4.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.05	%††	3.26%	3.97%	4.58%	4.89%	4.66%
Net expenses	0.54	%††	0.55%	0.55%	0.54%	0.50%	0.52%
Portfolio turnover rate (d)	110%		127%	158%	304%	265%	166%
Net assets at end of period (in 000’s)	$542,552		$554,818	$515,186	$451,804	$508,892	$410,139

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 88%, 97%, 151%, 297%, 256% and 147% for the six-month period ended June 30, 2011 and fiscal years ended December 31, 2010, 2009, 2008, 2007 and 2006, respectively.

M-44 MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Six months
	ended
	June 30,		Year ended December 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$14.53		$14.09	$13.75	$13.90	$13.55	$13.12

Net investment income (loss)	0.20	(a)	0.44 (a)	0.52 (a)	0.60 (a)	0.49	0.57
Net realized and unrealized gain (loss) on investments	0.15		0.63	0.51	(0.15)	0.35	0.00 ‡

Total from investment operations	0.35		1.07	1.03	0.45	0.84	0.57

Less dividends and distributions:
From net investment income	—		(0.44)	(0.64)	(0.60)	(0.49)	(0.14)
From net realized gain on investments	—		(0.19)	(0.05)	(0.00)‡	—	—

Total dividends and distributions	—		(0.63)	(0.69)	(0.60)	(0.49)	(0.14)

Net asset value at end of period	$14.88		$14.53	$14.09	$13.75	$13.90	$13.55

Total investment return	2.41	%(b)(c)	7.58%	7.50%	3.47%	6.25%	4.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.80	%††	2.99%	3.70%	4.34%	4.64%	4.41%
Net expenses	0.79	%††	0.80%	0.80%	0.79%	0.75%	0.77%
Portfolio turnover rate (d)	110%		127%	158%	304%	265%	166%
Net assets at end of period (in 000’s)	$329,589		$321,271	$222,830	$182,241	$139,595	$103,352

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 88%, 97%, 151%, 297%, 256% and 147% for the six-month period ended June 30, 2011 and fiscal years ended December 31, 2010, 2009, 2008, 2007 and 2006, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-45

MainStay VP Cash Management Portfolio
Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Average Annual Total Returns for the Period Ended June 30, 2011

					Gross
					Expense
Class	Six Months	One Year	Five Years	Ten Years[1]	Ratio[2]

Initial Class Shares	0.01%	0.01%	1.89%	1.87%	0.50%

7-Day Current Yield: 0.01%[3]

	Six	One	Five	Ten
Benchmark Performance	Months	Year	Years	Years

Average Lipper Variable Products Money Market Portfolio[4]	–0.01%	–0.01%	1.91%	1.87%

1.	Performance figures reflect certain fee waivers, without which total returns may have been lower. For information on current expense limitations, please refer to the notes to the financial statements. Performance figures shown for the ten-year period ended June 30, 2011 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 1.85% for Initial Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	As of June 30, 2011, MainStay VP Cash Management Portfolio had an effective 7-day yield of 0.01% and a 7-day current yield of 0.01%. The current yield is more reflective of the Portfolio’s earnings than the total return.
4.	The Average Lipper Variable Products Money Market Portfolio is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market portfolios in the Lipper universe. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-46    MainStay VP Cash Management Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Cash Management Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2011, to June 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2011, to June 30, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	1/1/11	6/30/11	Period[1]	6/30/11	Period[1]
Initial Class Shares	$1,000.00	$1,000.10	$0.94	$1,023.90	$0.95

1.	Expenses are equal to the Portfolio’s net annualized expense ratio of 0.19% multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    M-47

Portfolio Composition as of June 30, 2011 (Unaudited)

Other Commercial Paper	51.00
Financial Company Commercial Paper	11.40
Treasury Debt	10.70
Treasury Repurchase Agreements	10.10
Other Notes	10.00
Government Agency Debt	6.30
Asset-Backed Commercial Paper	1.20
Other Assets, Less Liabilities	(0.70)

See Portfolio of Investments beginning on page M-51 for specific holdings within these categories.

M-48    MainStay VP Cash Management Portfolio

Portfolio Management Discussion and Analysis

Questions answered by David Clement, CFA, and Thomas J. Girard of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Cash Management Portfolio perform relative to its peers for the six months ended June 30, 2011?

As of June 30, 2011, MainStay VP Cash Management Portfolio Initial Class shares provided a 7-day current yield of 0.01% and a 7-day effective yield of 0.01%. For the six months ended June 30, 2011, Initial Class shares of MainStay VP Cash Man-agement Portfolio returned 0.01%. The Portfolio outperformed the –0.01% return of the average Lipper2 Variable Products Money Market Portfolio for the six months ended June 30, 2011.

What significant factors and risks influenced the markets in which the Portfolio invested during the reporting period?

During the reporting period, Federal Reserve policy was largely constrained by an economy that showed some signs of growth but remained fragile. Short-term interest rates continued to remain at historically low levels, and Treasury bill issuance decreased as supplemental financing programs came to a close.

Other factors that affected short-term interest rates included increased corporate issuance in non-money-market-eligible floating-rate securities and a dramatic decline in rates on repurchase agreements. Toward the end of the reporting period, concerns about the eurozone returned to center stage.

What factors affected the Portfolio’s performance during the reporting period?

A substantial reduction in repurchase agreement rates hurt the Portfolio’s performance because we had been using this subsector to help satisfy the five-day liquidity requirement instituted by regulators last year. During the reporting period, some longer-dated higher-yielding floating-rate securities backed by the Federal Deposit Insurance Corporation (FDIC) began to mature. We maintained only a modest allocation to longer-maturity European banks, which was a higher-yielding sector for most of the reporting period. Our European-bank positioning helped performance toward the end of the reporting period. During the reporting period, asset-backed securities continued to add to the Portfolio’s performance. Floating-rate agency securities also added to the Portfolio’s performance.

What was the Portfolio’s duration3 strategy during the reporting period?

For the most part, our strategy was to keep the Portfolio’s duration at 50 days or longer.

We consider this to be a longer duration because regulations now require money market funds to maintain dollar-weighted average maturities of 60 days or less. The Portfolio’s longer-duration strategy sought to capitalize on an upward-sloping yield curve4 and primarily involved investing in longer-maturity Treasury coupon securities. The securities had 270 to 397 days to maturity at the time of purchase.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

The Federal Open Market Committee (FOMC) kept the federal funds target rate in a very low range, which gave us the confidence to go further out on an upward-sloping yield curve. The results were investments primarily in longer-dated Treasury coupon securities and asset-backed securities. (Asset-backed securities must be recorded as if they will mature on their legal maturity date even though their average lives are typically much shorter.) We were comfortable “using duration” in this environment—that is, having a longer average life—because the FOMC stated that economic conditions were “likely to warrant exceptionally low levels for the federal funds rate for an extended period.”

We hedged this positioning by participating in the floating-rate securities market. In our opinion, the use of floating-rate securities offered two potential advantages. First, if interest rates rose, the Portfolio would participate in the upward movement. Second, floating-rate securities offered what we felt were compelling yields compared to other available investments.

We maintained a negative view of foreign banks during the reporting period. For the most part, we avoided this sector, except for certain shorter-dated commercial paper investments in some of the stronger issuers. This positioning helped toward the end of the reporting period when concerns resurfaced about eurozone credit quality.

During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?

The strongest contributors to the Portfolio’s performance included floating-rate securities (corporate and agency floaters) and asset-backed securities. The weakest contributor to the Portfolio’s performance was repurchase agreements. The Portfolio’s nonparticipation in longer-maturity Yankee bank issues hurt performance for most of the first half of 2011 but helped toward the end of the reporting period.

1. “New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indexes and other indexes and service providers mentioned in the reports.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4. The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

mainstayinvestments.com    M-49

Did the Portfolio make any significant purchases or sales during the reporting period?

Among the issuers that offered new exposure and added to the Portfolio’s return were the asset-backed securities of Great America Leasing Receivables and Macquarie Equipment Funding Trust. The Portfolio’s yields were also strengthened by investments in floating-rate securities of Federal Farm Credit Bank, Federal Home Loan Bank, Toronto Dominion Bank and Sanofi-Aventis, S.A.

During the reporting period, we aggressively invested in short coupon Treasury securities, including issues with maturities in January, March, April, May and June of 2012. These securities increased the Portfolio’s yield because they were further out on the yield curve; they also helped satisfy the Portfolio’s liquidity requirement.

How did the Portfolio’s sector weightings change during the reporting period?

Despite the purchases and sales previously mentioned, the Portfolio’s sector weightings remained relatively stable during the reporting period.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Cash Management Portfolio on this page and the preceding pages has not been audited.

M-50    MainStay VP Cash Management Portfolio

Portfolio of Investments June 30, 2011 (Unaudited)

	Principal	Amortized
	Amount	Cost
Short-Term Investments 100.7%†

Asset-Backed Commercial Paper 1.2%
Straight-A Funding LLC 0.20%, due 7/5/11 (a)(b)	$8,145,000	$8,144,819

		8,144,819

Financial Company Commercial Paper 11.4%
Bank of Nova Scotia 0.04%, due 7/1/11 (a)	12,000,000	12,000,000
Barclays U.S. Funding Corp. 0.15%, due 8/15/11 (a)	8,215,000	8,213,460
BNP Paribas Finance, Inc. 0.30%, due 8/29/11 (a)	8,130,000	8,126,003
John Deere Bank SA 0.11%, due 7/11/11 (a)(b)	4,950,000	4,949,849
John Deere Credit, Inc. 0.10%, due 7/21/11 (a)(b)	3,105,000	3,104,828
0.11%, due 7/14/11 (a)(b)	8,250,000	8,249,672
John Deere Credit, Ltd. 0.06%, due 7/1/11 (a)(b)	4,750,000	4,750,000
JPMorgan Chase & Co. 0.05%, due 7/12/11 (a)	9,000,000	8,999,862
National Cooperative Services 0.18%, due 7/1/11 (a)(b)	8,250,000	8,250,000
PACCAR Financial Corp. 0.16%, due 8/11/11 (a)	4,950,000	4,949,098
Rabobank U.S.A. Financial Corp. 0.20%, due 7/7/11 (a)	8,145,000	8,144,728

		79,737,500

Government Agency Debt 6.3%
Federal Farm Credit Bank 0.12%, due 11/4/11 (c)	6,880,000	6,880,000
0.135%, due 9/16/11 (c)	5,250,000	5,249,944
0.25%, due 1/12/12 (c)	8,320,000	8,320,000
Federal Home Loan Bank 0.17%, due 1/24/12 (c)	6,640,000	6,640,000
0.175%, due 7/29/11 (c)	8,750,000	8,750,000
Federal National Mortgage Association 0.146%, due 9/19/11 (c)	8,500,000	8,500,099

		44,340,043

Other Commercial Paper 51.0%
Abbot Laboratories 0.07%, due 7/19/11 (a)(b)	5,300,000	5,299,814
0.08%, due 7/21/11 (a)(b)	4,980,000	4,979,779
0.09%, due 7/11/11 (a)(b)	8,195,000	8,194,795
Becton, Dickinson & Co. 0.10%, due 7/26/11 (a)	2,230,000	2,229,845
0.10%, due 7/27/11 (a)	9,395,000	9,394,321
Campbell Soup Co. 0.301%, due 12/14/11 (a)(b)	8,130,000	8,118,753
0.401%, due 11/29/11 (a)(b)	6,620,000	6,608,893
Clorox Co. 0.27%, due 7/20/11 (a)(b)	2,640,000	2,639,624
Coca-Cola Co. (The) 0.11%, due 8/29/11 (a)(b)	8,295,000	8,293,505
0.15%, due 9/20/11 (a)(b)	8,250,000	8,247,216
Colgate-Palmolive Co. 0.07%, due 7/11/11 (a)(b)	8,335,000	8,334,838
Danaher Corp. 0.12%, due 8/5/11 (a)(b)	4,980,000	4,979,419
0.15%, due 8/16/11 (a)(b)	4,620,000	4,619,115
Devon Energy Corp. 0.21%, due 7/5/11 (a)(b)	2,670,000	2,669,938
Dominion Resources, Inc. 0.32%, due 7/5/11 (a)(b)	1,470,000	1,469,948
Duke Energy Corp. 0.29%, due 7/13/11 (a)(b)	2,340,000	2,339,774
Ecolab, Inc. 0.09%, due 7/20/11 (a)(b)	5,000,000	4,999,763
0.10%, due 7/6/11 (a)(b)	8,195,000	8,194,886
EI du Pont de Nemours & Co. 0.12%, due 7/19/11 (a)(b)	8,170,000	8,169,510
0.15%, due 7/13/11 (a)(b)	8,295,000	8,294,585
Emerson Electric Co. 0.10%, due 7/21/11 (a)(b)	7,555,000	7,554,580
Florida Power & Light Co. 0.18%, due 7/19/11 (a)	9,450,000	9,449,149
0.20%, due 7/22/11 (a)	8,000,000	7,999,067
H.J. Heinz Finance Co. 0.23%, due 7/18/11 (a)(b)	2,620,000	2,619,715
Hewlett-Packard Co. 0.08%, due 7/15/11 (a)(b)	8,295,000	8,294,742
Illinois Tool Works, Inc. 0.10%, due 7/12/11 (a)(b)	5,890,000	5,889,820
0.10%, due 7/21/11 (a)(b)	7,135,000	7,134,604
International Business Machines Corp. 0.06%, due 7/19/11 (a)(b)	4,825,000	4,824,855
Kellogg Co. 0.19%, due 7/13/11 (a)(b)	2,655,000	2,654,832
Kimberly-Clark Worldwide, Inc. 0.07%, due 7/8/11 (a)(b)	4,515,000	4,514,939
0.07%, due 7/15/11 (a)(b)	5,000,000	4,999,864
McDonald’s Corp. 0.08%, due 7/7/11 (a)(b)	4,865,000	4,864,935
0.08%, due 7/15/11 (a)(b)	5,000,000	4,999,844
0.08%, due 7/25/11 (a)(b)	2,320,000	2,319,876

†	Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-51

Portfolio of Investments June 30, 2011 (Unaudited) (continued)

	Principal	Amortized
	Amount	Cost
Short-Term Investments (continued)
Other Commercial Paper (continued)

Medtronic, Inc. 0.10%, due 8/18/11 (a)(b)	$8,250,000	$8,248,900
Merck & Co., Inc. 0.08%, due 7/28/11 (a)(b)	8,555,000	8,554,487
0.11%, due 8/15/11 (a)(b)	8,195,000	8,193,873
Nestle Finance International Ltd. 0.05%, due 7/5/11 (a)	8,555,000	8,554,952
PepsiCo, Inc. 0.09%, due 8/9/11 (a)(b)	3,315,000	3,314,677
0.10%, due 7/25/11 (a)(b)	8,250,000	8,249,450
Procter & Gamble International Funding SCA 0.08%, due 7/6/11 (a)(b)	3,315,000	3,314,963
0.08%, due 7/8/11 (a)(b)	8,195,000	8,194,873
0.08%, due 7/18/11 (a)(b)	8,335,000	8,334,685
Roche Holding, Inc. 0.08%, due 7/22/11 (a)(b)	6,600,000	6,599,692
0.10%, due 8/17/11 (a)(b)	8,295,000	8,293,917
Schlumberger Technology Corp. 0.11%, due 7/14/11 (a)(b)	3,275,000	3,274,870
0.13%, due 7/20/11 (a)(b)	6,705,000	6,704,540
Societe Generale North America, Inc. 0.15%, due 7/6/11 (a)	8,250,000	8,249,828
0.24%, due 8/1/11 (a)	8,155,000	8,153,315
South Carolina Electric & Gas Co. 0.30%, due 7/27/11 (a)	2,540,000	2,539,450
Southern Co. Funding Corp. 0.17%, due 7/12/11 (a)(b)	8,250,000	8,249,571
0.17%, due 7/14/11 (a)(b)	5,000,000	4,999,693
0.18%, due 7/7/11 (a)(b)	4,915,000	4,914,853
United Technologies Corp. 0.08%, due 7/21/11 (a)(b)	2,655,000	2,654,882
Walt Disney Co. (The) 0.08%, due 7/8/11 (a)(b)	8,215,000	8,214,872
0.10%, due 8/8/11 (a)(b)	6,475,000	6,474,317
WW Grainger, Inc. 0.10%, due 7/7/11 (a)	4,915,000	4,914,918
0.10%, due 7/20/11 (a)	7,780,000	7,779,589
0.10%, due 7/26/11 (a)	4,980,000	4,979,654

		358,157,964

Other Notes 10.0%
Ally Auto Receivables Trust
Series 2011-1, Class A1 0.315%, due 2/15/12	645,247	645,247
Series 2010-4, Class A1 0.336%, due 11/15/11	26,212	26,212
BMW Vehicle Lease Trust Series 2011-1, Class A1 0.289%, due 4/20/12	1,793,453	1,793,453
CarMax Auto Owner Trust Series 2011-1, Class A1 0.334%, due 3/15/12	1,014,863	1,014,863
CNH Equipment Trust
Series 2011-A, Class A1 0.336%, due 5/15/12	2,105,201	2,105,201
Series 2010-C, Class A1 0.427%, due 12/9/11	978,840	978,840
Enterprise Fleet Financing LLC Series 2011-2, Class A1 0.384%, due 7/20/12 (b)	3,335,000	3,335,000
Ford Credit Auto Lease Trust Series 2011-A, Class A1 0.289%, due 7/15/12 (b)	3,750,000	3,750,000
Ford Credit Auto Owner Trust Series 2011-A, Class A1 0.289%, due 2/15/12 (b)	405,586	405,586
GE Equipment Small Ticket LLC Series 2011-1A, Class A1 0.383%, due 2/21/12 (b)	960,818	960,818
GE Equipment Transportation LLC Series 2011-1, Class A1 0.294%, due 7/20/12	1,660,000	1,660,000
Great America Leasing Receivables Series 2011-1, Class A1 0.405%, due 3/15/12 (b)	1,734,402	1,734,402
Holmes Master Issuer PLC Series 2010-1A, Class A1 0.337%, due 10/15/11 (b)(c)	3,400,000	3,400,000
Hyundai Auto Receivables Trust Series 2011-A, Class A1 0.318%, due 2/15/12	1,196,299	1,196,299
IADB
(zero coupon), due 7/22/11	9,000,000	8,999,790
0.05%, due 7/25/11	8,335,000	8,334,722
John Deere Owner Trust Series 2011-A, Class A1 0.306%, due 5/11/12	2,005,837	2,005,837
Macquarie Equipment Funding Trust Series 2011-A, Class A1 0.432%, due 3/20/12 (b)	1,618,832	1,618,832
Mercedes-Benz Auto Lease Trust Series 2011-1A, Class A1 0.308%, due 3/15/12 (b)	1,076,174	1,076,174
Navistar Financial Corp. Owner Trust Series 2010-B, Class A1 0.345%, due 10/18/11 (b)	178,884	178,884
Nissan Auto Receivables Owner Trust
Series 2011-A, Class A1 0.261%, due 4/16/12	2,002,811	2,002,811

M-52 MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal	Amortized
	Amount	Cost
Short-Term Investments (continued)
Other Notes (continued)

Nissan Auto Receivables Owner Trust (continued)
Series 2010-A, Class A1 0.356%, due 10/17/11	$38,911	$38,911
PepsiCo, Inc. 0.308%, due 7/15/11 (c)	5,250,000	5,250,104
Sanofi S.A. 0.296%, due 3/28/12 (c)	8,215,000	8,215,000
Toronto-Dominion Bank (The) 0.27%, due 1/12/12 (c)	6,640,000	6,640,000
World Omni Auto Receivables Trust Series 2011-A, Class A1 0.294%, due 3/15/12	1,633,226	1,633,226
World Omni Automobile Lease Securitization Trust Series 2011-A, Class A1 0.301%, due 4/16/12	1,293,908	1,293,908

		70,294,120

Treasury Debt 10.7%
United States Treasury Notes 0.625%, due 6/30/12	9,690,000	9,727,950
0.75%, due 5/31/12	7,905,000	7,942,721
0.875%, due 1/31/12	4,875,000	4,894,799
0.875%, due 2/29/12	5,230,000	5,250,511
1.00%, due 8/31/11	8,750,000	8,760,237
1.00%, due 9/30/11	8,680,000	8,695,523
1.00%, due 10/31/11	8,325,000	8,344,392
1.00%, due 12/31/11	5,065,000	5,081,540
1.00%, due 3/31/12	8,470,000	8,518,725
1.00%, due 4/30/12	7,550,000	7,597,178

		74,813,576

Treasury Repurchase Agreements 10.1%
Bank of America N.A. 0.00%, dated 6/30/11 due 7/1/11 Proceeds at Maturity $35,580,000 (Collateralized by United States Treasury Notes with rates between 0.50%–0.625% and maturity dates between 6/30/12–11/30/12, with a Principal Amount of $36,173,600 and a Market Value of $36,291,684)	35,580,000	35,580,000
Deutsche Bank Securities, Inc. 0.00%, dated 6/30/11 due 7/1/11 Proceeds at Maturity $35,000,000 (Collateralized by a United States Treasury Note with a rate of 1.50% and a maturity date of 6/30/16, with a Principal Amount of $36,032,300 and a Market Value of $35,700,082)	35,000,000	35,000,000

		70,580,000

Total Short-Term Investments (Amortized Cost $706,068,022) (d)	100.7%	706,068,022
Other Assets, Less Liabilities	(0.7)	(4,595,693)

Net Assets	100.0%	$701,472,329

(a)	Interest rate presented is yield to maturity.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(c)	Floating rate—Rate shown is the rate in effect at June 30, 2011.
(d)	The amortized cost also represents the aggregate cost for federal income tax purposes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-53

Portfolio of Investments June 30, 2011 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011, for valuing the Portfolio’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities
Short-Term Investments
Asset-Backed Commercial Paper	$—	$8,144,819	$—	$8,144,819
Financial Company Commercial Paper	—	79,737,500	—	79,737,500
Government Agency Debt	—	44,340,043	—	44,340,043
Other Commercial Paper	—	358,157,964	—	358,157,964
Other Notes	—	70,294,120	—	70,294,120
Treasury Debt	—	74,813,576	—	74,813,576
Treasury Repurchase Agreements	—	70,580,000	—	70,580,000

Total Investments in Securities	$—	$706,068,022	$—	$706,068,022

For the period ended June 30, 2011, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At June 30, 2011, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-54 MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay VP Cash Management Portfolio investments by industry.

Industry Diversification

	Amortized
	Cost	Percent†
Aerospace & Defense	$2,654,882	0.4%
Automobile	6,215,402	0.9
Automobile ABS	12,175,172	1.7
Banks	45,616,465	6.5
Beverages	33,354,952	4.7
Certificate of Deposit	6,640,000	0.9
Chemicals	29,658,744	4.2
Computers	13,119,597	1.9
Cosmetics & Personal Care	37,694,162	5.4
Distribution & Wholesale	17,674,161	2.5
Diversified Financial Services	8,144,728	1.2
Electric	41,961,505	6.0
Electrical Components & Equipment	7,554,580	1.1
Finance—Auto Loans	4,949,098	0.7
Finance—Consumer Loans	9,699,849	1.4
Finance—Investment Banker/Broker	8,126,003	1.2
Finance—Other Services	8,250,000	1.2
Food	28,557,145	4.1
Health Care—Products	19,873,066	2.8
Health Care—Services	14,893,609	2.1
Household Products & Wares	2,639,624	0.4
Machinery—Diversified	11,354,500	1.6
Media	14,689,189	2.1
Miscellaneous—Manufacturing	22,622,958	3.2
Multi-National	17,334,512	2.5
Oil & Gas	12,649,348	1.8
Other ABS	5,771,038	0.8
Pharmaceuticals	43,437,748	6.2
Repurchase Agreements	70,580,000	10.1
Retail	12,184,655	1.7
Sovereign	90,200,196	12.9
Special Purpose Entity	8,144,819	1.2
Student Loans	5,292,892	0.7
U.S. Government & Agency	28,953,423	4.1
WL Collateral CMO	3,400,000	0.5

	706,068,022	100.7
Other Assets, Less Liabilities	(4,595,693)	(0.7)

Net Assets	$701,472,329	100.0%

†	Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-55

Statement of Assets and Liabilities as of June 30, 2011 (Unaudited)

Assets
Investment in securities, at value (amortized cost $635,488,022)	$635,488,022
Repurchase agreements, at value (identified cost $70,580,000)	70,580,000
Cash	472
Receivables:
Fund shares sold	843,126
Interest	157,624
Other assets	7,086

Total assets	707,076,330

Liabilities
Payables:
Investment securities purchased	3,750,000
Fund shares redeemed	1,612,381
Shareholder communication	82,617
Manager (See Note 3)	48,599
Professional fees	40,055
Custodian	849
Accrued expenses	2,407
Dividend payable	67,093

Total liabilities	5,604,001

Net assets	$701,472,329

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$701,488
Additional paid-in capital	700,770,841

Net assets applicable to outstanding shares	$701,472,329

Shares of beneficial interest outstanding	701,488,378

Net asset value per share outstanding	$1.00

M-56 MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2011 (Unaudited)

Investment Income (Loss)
Income
Interest	$658,178

Expenses
Manager (See Note 3)	1,454,338
Shareholder communication	65,274
Professional fees	54,121
Trustees	10,202
Custodian	10,086
Miscellaneous	12,101

Total expenses before waiver/reimbursement	1,606,122
Expense waiver/reimbursement from Manager (See Note 3)	(987,298)

Net expenses	618,824

Net investment income (loss)	39,354

Net increase (decrease) in net assets resulting from operations	$39,354

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-57

Statements of Changes in Net Assets
for the six months ended June 30, 2011 (Unaudited) and the year ended December 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$39,354	$43,404
Net realized gain (loss) on investments	—	21,521

Net increase (decrease) in net assets resulting from operations	39,354	64,925

Dividends to shareholders:
From net investment income	(33,404)	(131,787)

Capital share transactions:
Net proceeds from sale of shares	257,132,862	484,805,595
Net asset value of shares issued to shareholders in reinvestment of dividends	33,404	131,787
Cost of shares redeemed	(226,910,148)	(578,778,542)

Increase (decrease) in net assets derived from capital share transactions	30,256,118	(93,841,160)

Net increase (decrease) in net assets	30,262,068	(93,908,022)

Net Assets
Beginning of period	671,210,261	765,118,283

End of period	$701,472,329	$671,210,261

Distributions in excess of net investment income at end of period	$—	$(5,950)

M-58 MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months
	ended
	June 30,		Year ended December 31,
	2011*		2010		2009		2008	2007	2006
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.02	0.05	0.04
Net realized and unrealized gain (loss) on investments	—		0.00	‡	0.00	‡	0.00 ‡	0.00 ‡	(0.00)‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.02	0.05	0.04

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.02)	(0.05)	(0.04)

Net asset value at end of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Total investment return	0.01	%(a)	0.01%		0.05%		2.18%	4.86%	4.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01	%††	0.01%		0.05%		2.02%	4.71%	4.50%
Net expenses	0.19	%††	0.25%		0.41%		0.50%	0.50%	0.52%
Expenses (before waiver/reimbursement)	0.48	%††	0.50%		0.51%		0.50%	0.50%	0.52%
Net assets at end of period (in 000’s)	$701,472		$671,210		$765,118		$1,095,888	$605,222	$351,753

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-59

MainStay VP Common Stock Portfolio
Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2011

					Gross
					Expense
Class	Six Months	One Year	Five Years	Ten Years[1]	Ratio[2]

Initial Class Shares	6.03%	29.58%	2.02%	1.96%	0.61%

Service Class Shares[3]	5.90%	29.26	1.77	1.70	0.86

	Six	One	Five	Ten
Benchmark Performance	Months	Year	Years	Years

S&P 500® Index[4]	6.02%	30.69%	2.94%	2.72%

Russell 1000® Index[4]	6.37	31.93	3.30	3.21

Average Lipper Variable Products Large-Cap Core Portfolio[5]	4.93	28.91	2.32	2.43

1.	Performance figures shown for the ten-year period ended June 30, 2011 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 1.93% for Initial Class shares and 1.68% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.	The Average Lipper Variable Products Large-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-60    MainStay VP Common Stock Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Common Stock Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2011, to June 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2011, to June 30, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	1/1/11	6/30/11	Period[1]	6/30/11	Period[1]
Initial Class Shares	$1,000.00	$1,060.30	$3.01	$1,021.90	$2.96

Service Class Shares	$1,000.00	$1,059.00	$4.29	$1,020.60	$4.21

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.59% for Initial Class and 0.84% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    M-61

Industry Composition as of June 30, 2011 (Unaudited)

Oil, Gas & Consumable Fuels	11.4%
Computers & Peripherals	4.9
Pharmaceuticals	4.8
Media	4.5
Health Care Providers & Services	4.1
IT Services	4.1
Food & Staples Retailing	4.0
Diversified Financial Services	3.9
Software	3.9
Insurance	3.1
Specialty Retail	3.1
Diversified Telecommunication Services	3.0
Semiconductors & Semiconductor Equipment	3.0
Capital Markets	2.5
Communications Equipment	2.3
Health Care Equipment & Supplies	2.3
Aerospace & Defense	2.1
Energy Equipment & Services	2.1
Beverages	2.0
Industrial Conglomerates	2.0
Biotechnology	1.9
Tobacco	1.9
Commercial Banks	1.8
Food Products	1.7
Road & Rail	1.6
Consumer Finance	1.4
Hotels, Restaurants & Leisure	1.3
Household Products	1.1
Internet Software & Services	1.1
Machinery	1.1
Electrical Equipment	1.0
Metals & Mining	1.0
Multiline Retail	1.0
Chemicals	0.9
Wireless Telecommunication Services	0.9
Automobiles	0.7
Commercial Services & Supplies	0.6
Electric Utilities	0.6
Internet & Catalog Retail	0.6
Construction & Engineering	0.5
Diversified Consumer Services	0.5
Exchange Traded Funds	0.4
Multi-Utilities	0.4
Real Estate Management & Development	0.4
Airlines	0.3
Household Durables	0.3
Textiles, Apparel & Luxury Goods	0.3
Air Freight & Logistics	0.2
Electronic Equipment & Instruments	0.2
Gas Utilities	0.2
Life Sciences Tools & Services	0.2
Real Estate Investment Trusts	0.2
Auto Components	0.1
Independent Power Producers & Energy Traders	0.1
Leisure Equipment & Products	0.1
Marine	0.1
Paper & Forest Products	0.1
Trading Companies & Distributors	0.1
Containers & Packaging	0.0	‡
Distributors	0.0	‡
Professional Services	0.0	‡
Short-Term Investment	0.1
Other Assets, Less Liabilities	–0.1

	100.0%

See Portfolio of Investments beginning on page M-65 for specific holdings within these categories.

‡	Less than one tenth of a percent.

Top Ten Holdings as of June 30, 2011 (excluding short-term investment)

1.	ExxonMobil Corp.
2.	Apple, Inc.
3.	International Business Machines Corp.
4.	Chevron Corp.
5.	Microsoft Corp.

6.	JPMorgan Chase & Co.
7.	AT&T, Inc.
8.	Intel Corp.
9.	Pfizer, Inc.
10.	Philip Morris International, Inc.

M-62    MainStay VP Common Stock Portfolio

Portfolio Management Discussion and Analysis

Questions answered by Harvey Fram, CFA, and Migene Kim, CFA, of Madison Square Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Common Stock Portfolio perform relative to its peers and its benchmark for the six months ended June 30, 2011?

For the six months ended June 30, 2011, MainStay VP Com-
mon Stock Portfolio returned 6.03% for Initial Class shares and 5.90% for Service Class shares. Both share classes outperformed the 4.93% return of the average Lipper1 Variable Products Large-Cap Core Portfolio. Initial Class shares outper-
formed and Service Class shares underperformed the 6.02% return of the S&P 500® Index1 for the six months ended June 30, 2011. The S&P 500® Index is the Portfolio’s broad-based securities-market index.

What factors affected the Portfolio’s relative perfor-mance during the reporting period?

During the reporting period, market sentiment turned more defensive and interest rates remained historically low. Investors pursued quality stocks with higher yield and companies that buy back their shares. Consequently, valuation and quality factors in the model performed well during the reporting period, which helped the Portfolio’s performance in relation to the S&P 500® Index. However, the fear of slowing economic growth and a pullback in oil prices late in the reporting period translated to underperformance of trend-following factors such as momentum, which detracted from the Portfolio’s performance.

Which sectors were the strongest contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Health care, consumer discretionary and consumer staples made the strongest contributions to the Portfolio’s performance relative to the S&P 500® Index. (Contributions take weightings and total returns into account.) Favorable stock selection was primarily responsible for the Portfolio’s strong health care performance, as stocks of health maintenance organizations (HMOs) advanced on strong earnings and upward revisions by analysts. The Portfolio also benefited from consumer discretionary stocks (in particular, for-profit education stocks) after the U.S. Department of Education gave companies more time to comply with rules that would determine federal aid. Favorable stock selection in the consumer staples sector also helped the Portfolio’s relative performance.

Information technology was the most substantial detractor from the Portfolio’s performance relative to the S&P 500® Index. During the reporting period, the Portfolio held an overweight position in the sector, which was the second worst-performing sector in the Index after financials. An underweight position relative to the benchmark in industrials also negatively affected the Portfolio’s relative performance, as did unfavorable stock selection in the materials sector.

During the reporting period, which individual stocks made the strongest contributions to the Portfolio’s absolute performance and which stocks detracted the most?

In terms of absolute performance, the strongest positive contributions came from integrated oil & gas companies ExxonMobil, Chevron and Marathon Oil. The Portfolio benefited from these stocks because of their substantial weight in the Portfolio (and the benchmark) and because the price of oil rose steadily during the first four months of 2011. Marathon Oil, in particular, advanced on news that the company would spin-off its refinery business (Marathon Petroleum Corp.). The deal was completed on July 1, 2011.

The most significant detractors from the Portfolio’s absolute performance were communications equipment company Cisco Systems, software giant Microsoft and diversified financial services company Bank of America. Cisco Systems and Microsoft, in hindsight, were value trap situations (the stocks appeared cheap in our model and continued to become cheaper). Concerns about Bank of America’s settlement of state and federal claims over faulty mortgage foreclosures put pressure on the company’s stock.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio initiated a new position in consumer finance company American Express in February on the basis of the company’s strong revenue and a pickup in its industry momentum score. The Portfolio increased its overweight position during the subsequent months because valuation multiples remained attractive, even as the share price climbed, and the industry momentum score continued to hold up. Also in February, the Portfolio adopted an overweight position in biotechnology company Biogen Idec. The company’s management had been buying back shares, signaling its view that the stock was underpriced, and the company scored well in terms of price momentum and valuation. Biogen Idec rallied strongly during the second quarter of 2011, after a successful test result for the company’s multiple sclerosis drug.

In January, the Portfolio started selling its position in computers & peripherals company EMC because the stock ranked poorly in the model’s revenue multiple and industry momentum measures, despite scoring well on cash flow multiples. By the end of the reporting period, EMC still appeared cheap in terms of cash flow, but it did not look favorable in terms of short interest change, sales multiple, and industry momentum readings. In March, the Portfolio also started trimming an overweight position in software company Intuit because the model regarded the stock as expensive in terms of revenues and cash flow multiples. By the time the Portfolio had completely sold the

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indexes and other indexes and service providers mentioned in the reports. N ot all Mai nSt ay VP P ort fol ios an d/ or s har e c las ses ar e av ail abl e u nde r al l po lic ies .

mainstayinvestments.com    M-63

position in May, we still felt that Intuit’s valuation was rich. Its short interest change reading had deteriorated, which often indicates a negative sentiment by the hedge fund community.

How did the Portfolio’s sector weightings change during the reporting period?

The most significant increase in relative sector exposure came in health care, thanks to increased exposure in health care equipment and biotechnology. During the reporting period, the Portfolio increased its weighting relative to the S&P 500® Index in the consumer staples sector, buying shares of food products and food retailing companies, while trimming an overweight position in tobacco companies.

The Portfolio reduced its sector exposure to materials from an overweight to an underweight position relative to the S&P 500® Index. Sales in the chemicals industry helped fuel this shift. The Portfolio reduced its weightings in utilities and financials, which were already underweight when the reporting period began. Sales in the insurance industry contributed to the weighting reduction in financials.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2011, the Portfolio held overweight positions in consumer discretionary, health care and information technology. In consumer discretionary, the Portfolio favored cable/satellite companies and specialty retail firms. In health care, the Portfolio emphasized HMOs and biotechnology companies. In infor-
mation technology, the Portfolio was tilted toward computer hardware and software companies.

On the same date, the Portfolio held underweight positions in utilities, financials and materials. In financials, the Portfolio preferred asset managers/custody banks and consumer finance companies to insurance companies and commercial and investment banks.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Common Stock Portfolio on this page and the preceding pages has not been audited.

M-64    MainStay VP Common Stock Portfolio

Portfolio of Investments June 30, 2011 (Unaudited)

	Shares	Value
Common Stocks 99.6%†

Aerospace & Defense 2.1%
General Dynamics Corp.	20,095	$1,497,479
Honeywell International, Inc.	31,037	1,849,495
ITT Corp.	40,050	2,360,147
L-3 Communications Holdings, Inc.	16,205	1,417,127
Lockheed Martin Corp.	15,870	1,284,994
Northrop Grumman Corp.	43,796	3,037,253
Textron, Inc.	23,666	558,754
United Technologies Corp.	15,180	1,343,582

		13,348,831

Air Freight & Logistics 0.2%
FedEx Corp.	7,362	698,286
United Parcel Service, Inc. Class B	8,643	630,334

		1,328,620

Airlines 0.3%
Southwest Airlines Co.	185,868	2,122,613

Auto Components 0.1%
Goodyear Tire & Rubber Co. (The) (a)	20,604	345,529

Automobiles 0.7%
Ford Motor Co.(a)	144,391	1,991,152
Harley-Davidson, Inc.	51,822	2,123,147

		4,114,299

Beverages 2.0%
Coca-Cola Co. (The)	81,523	5,485,683
Coca-Cola Enterprises, Inc.	29,195	851,910
Constellation Brands, Inc. Class A (a)	37,467	780,063
Dr. Pepper Snapple Group, Inc.	57,585	2,414,539
PepsiCo., Inc.	37,043	2,608,938

		12,141,133

Biotechnology 1.9%
Amgen, Inc. (a)	58,023	3,385,642
Biogen Idec, Inc. (a)	37,996	4,062,532
Cephalon, Inc. (a)	9,570	764,643
Gilead Sciences, Inc. (a)	88,031	3,645,364

		11,858,181

Capital Markets 2.5%
Ameriprise Financial, Inc.	17,752	1,023,935
Bank of New York Mellon Corp. (The)	175,407	4,493,927
Charles Schwab Corp. (The)	109,413	1,799,844
Goldman Sachs Group, Inc. (The)	5,343	711,100
Northern Trust Corp.	62,416	2,868,639
Raymond James Financial, Inc.	9,511	305,779
State Street Corp.	93,505	4,216,141

		15,419,365

Chemicals 0.9%
Cabot Corp.	1,807	72,045
CF Industries Holdings, Inc.	18,415	2,608,853
Eastman Chemical Co.	7,475	762,973
PPG Industries, Inc.	26,326	2,390,138

		5,834,009

Commercial Banks 1.8%
KeyCorp	164,619	1,371,276
Wells Fargo & Co.	316,325	8,876,080
Zions Bancorp.	31,704	761,213

		11,008,569

Commercial Services & Supplies 0.6%
Iron Mountain, Inc.	10,406	354,740
Pitney Bowes, Inc.	27,395	629,811
R.R. Donnelley & Sons Co.	35,578	697,685
Waste Management, Inc.	50,954	1,899,056

		3,581,292

Communications Equipment 2.3%
Cisco Systems, Inc.	417,371	6,515,161
Harris Corp.	22,025	992,447
Motorola Mobility Holdings, Inc. (a)	75,983	1,674,665
Motorola Solutions, Inc. (a)	69,281	3,189,697
QUALCOMM, Inc.	28,618	1,625,216
Tellabs, Inc.	93,881	432,792

		14,429,978

Computers & Peripherals 4.9%
X Apple, Inc. (a)	55,021	18,468,899
Dell, Inc. (a)	256,437	4,274,805
EMC Corp. (a)	24,810	683,516
Hewlett-Packard Co.	102,631	3,735,768
Lexmark International, Inc. Class A(a)	6,680	195,457
NetApp, Inc. (a)	246	12,984
SanDisk Corp. (a)	56,506	2,344,999
Western Digital Corp. (a)	19,703	716,795

		30,433,223

Construction & Engineering 0.5%
Fluor Corp.	30,339	1,961,720
KBR, Inc.	31,295	1,179,508

		3,141,228

†	Percentages indicated are based on Portfolio net assets.

X	Among the Portfolio’s 10 largest holdings, as of June 30, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-65

Portfolio of Investments June 30, 2011 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)

Consumer Finance 1.4%
American Express Co.	105,288	$5,443,390
Capital One Financial Corp.	13,217	682,922
Discover Financial Services	106,625	2,852,219

		8,978,531

Containers & Packaging 0.0%‡
Rock-Tenn Co. Class A	1,808	119,943

Distributors 0.0%‡
Genuine Parts Co.	2,038	110,867

Diversified Consumer Services 0.5%
Apollo Group, Inc. Class A (a)	31,635	1,381,817
DeVry, Inc.	5,379	318,060
H&R Block, Inc.	78,870	1,265,075
Service Corp. International	377	4,403
Sotheby’s	4,562	198,447

		3,167,802

Diversified Financial Services 3.9%
Bank of America Corp.	782,581	8,577,088
Citigroup, Inc.	76,907	3,202,408
X JPMorgan Chase & Co.	276,510	11,320,319
Leucadia National Corp.	24,471	834,461
NASDAQ OMX Group, Inc. (The) (a)	25,896	655,169

		24,589,445

Diversified Telecommunication Services 3.0%
X AT&T, Inc.	304,812	9,574,145
CenturyLink, Inc.	19,616	793,075
Verizon Communications, Inc.	229,233	8,534,344

		18,901,564

Electric Utilities 0.6%
American Electric Power Co., Inc.	659	24,831
Duke Energy Corp.	29,760	560,381
Edison International	56,526	2,190,382
N.V. Energy, Inc.	32,682	501,669
Pinnacle West Capital Corp.	9,505	423,733
Progress Energy, Inc.	6,056	290,749

		3,991,745

Electrical Equipment 1.0%
AMETEK, Inc.	4,096	183,910
Emerson Electric Co.	85,391	4,803,244
Hubbel, Inc. Class B	12,437	807,783
Thomas & Betts Corp. (a)	7,140	384,489

		6,179,426

Electronic Equipment & Instruments 0.2%
Jabil Circuit, Inc.	50,566	1,021,433
Vishay Intertechnology, Inc. (a)	11,246	169,140

		1,190,573

Energy Equipment & Services 2.1%
Diamond Offshore Drilling, Inc.	17,947	1,263,648
Dresser-Rand Group, Inc. (a)	5,486	294,872
Helmerich & Payne, Inc.	27,473	1,816,515
Nabors Industries, Ltd. (a)	73,987	1,823,040
Noble Corp.	39,045	1,538,763
Oceaneering International, Inc.	22,383	906,511
Patterson-UTI Energy, Inc.	31,796	1,005,072
Rowan Cos., Inc. (a)	21,942	851,569
Schlumberger, Ltd.	33,394	2,885,242
Superior Energy Services, Inc. (a)	15,920	591,269

		12,976,501

Food & Staples Retailing 4.0%
Costco Wholesale Corp.	61,159	4,968,557
CVS Caremark Corp.	1,089	40,925
Kroger Co. (The)	157,017	3,894,021
Safeway, Inc.	93,826	2,192,713
SUPERVALU, Inc.	18,546	174,518
Wal-Mart Stores, Inc.	157,519	8,370,560
Walgreen Co.	120,217	5,104,414

		24,745,708

Food Products 1.7%
ConAgra Foods, Inc.	65,501	1,690,581
Dean Foods Co. (a)	31,584	387,535
H.J. Heinz Co.	63,867	3,402,834
Hormel Foods Corp.	23,037	686,733
Kraft Foods, Inc. Class A	1,546	54,465
Sara Lee Corp.	124,710	2,368,243
Smithfield Foods, Inc. (a)	34,325	750,688
Tyson Foods, Inc. Class A	77,090	1,497,088

		10,838,167

Gas Utilities 0.2%
Atmos Energy Corp.	5,832	193,914
Nicor, Inc.	7,776	425,658
Questar Corp.	24,010	425,217
UGI Corp.	3,526	112,444

		1,157,233

Health Care Equipment & Supplies 2.3%
Baxter International, Inc.	50,055	2,987,783
Becton, Dickinson & Co.	40,543	3,493,590
C.R. Bard, Inc.	7,233	794,617
CareFusion Corp. (a)	1,650	44,831
Cooper Cos., Inc. (The)	9,578	758,961
Covidien PLC	49,092	2,613,167
Kinetic Concepts, Inc. (a)	8,699	501,323

M-66 MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies (continued)

St. Jude Medical, Inc.	6,088	$290,276
Stryker Corp.	1,306	76,649
Zimmer Holdings, Inc. (a)	46,752	2,954,727

		14,515,924

Health Care Providers & Services 4.1%
Aetna, Inc.	4,129	182,048
AmerisourceBergen Corp.	70,676	2,925,986
Cardinal Health, Inc.	9,340	424,223
CIGNA Corp.	30,281	1,557,352
Coventry Health Care, Inc. (a)	73	2,662
DaVita, Inc. (a)	3,582	310,237
Express Scripts, Inc. (a)	17,924	967,538
Health Management Associates, Inc. Class A(a)	17,740	191,237
Health Net, Inc. (a)	6,259	200,851
Humana, Inc.	43,478	3,501,718
Lincare Holdings, Inc.	18,226	533,475
McKesson Corp.	33,179	2,775,423
Medco Health Solutions, Inc. (a)	42,835	2,421,034
Quest Diagnostics, Inc.	661	39,065
UnitedHealth Group, Inc.	119,641	6,171,083
WellPoint, Inc.	38,770	3,053,913

		25,257,845

Hotels, Restaurants & Leisure 1.3%
Darden Restaurants, Inc.	27,881	1,387,359
Marriott International, Inc. Class A	22,284	790,859
McDonald’s Corp.	15,275	1,287,988
Panera Bread Co. Class A(a)	751	94,371
Starbucks Corp.	2,290	90,432
Wynn Resorts, Ltd.	16,655	2,390,659
Yum! Brands, Inc.	40,818	2,254,786

		8,296,454

Household Durables 0.3%
D.R. Horton, Inc.	23,685	272,851
Harman International Industries, Inc.	702	31,990
Leggett & Platt, Inc.	26,581	648,045
Pulte Group, Inc. (a)	28,621	219,237
Whirlpool Corp.	6,470	526,140

		1,698,263

Household Products 1.1%
Kimberly-Clark Corp.	8,040	535,142
Procter & Gamble Co. (The)	96,526	6,136,158

		6,671,300

Independent Power Producers & Energy Traders 0.1%
AES Corp. (The)(a)	53,477	681,297

Industrial Conglomerates 2.0%
3M Co.	9,408	892,349
General Electric Co.	392,680	7,405,945
Tyco International, Ltd.	86,413	4,271,394

		12,569,688

Insurance 3.1%
ACE, Ltd.	51,820	3,410,792
Aflac, Inc.	28,526	1,331,594
Assurant, Inc.	3,607	130,826
Berkshire Hathaway, Inc. Class B(a)	50,396	3,900,146
Chubb Corp. (The)	21,385	1,338,915
Fidelity National Financial, Inc. Class A	15,305	240,901
Hartford Financial Services Group, Inc. (The)	114,875	3,029,254
Principal Financial Group, Inc.	39,356	1,197,209
Reinsurance Group of America, Inc.	5,096	310,142
Travelers Cos., Inc. (The)	73,494	4,290,580
Unum Group	12,379	315,417

		19,495,776

Internet & Catalog Retail 0.6%
Amazon.com, Inc. (a)	10,612	2,170,048
Expedia, Inc.	48,674	1,411,059

		3,581,107

Internet Software & Services 1.1%
eBay, Inc. (a)	30,098	971,262
Google, Inc. Class A(a)	11,955	6,053,773

		7,025,035

IT Services 4.1%
Accenture PLC Class A	50,599	3,057,192
Alliance Data Systems Corp. (a)	7,062	664,322
Broadridge Financial Solutions, Inc.	9,262	222,936
Computer Sciences Corp.	36,833	1,398,181
Fidelity National Information Services, Inc.	5,223	160,816
Fiserv, Inc. (a)	13,285	832,040
Global Payments, Inc.	15,787	805,137
X International Business Machines Corp.	81,291	13,945,471
Jack Henry & Associates, Inc.	2,321	69,653
SAIC, Inc. (a)	68,131	1,145,964
Total System Services, Inc.	41,823	777,071
Visa, Inc. Class A	6,723	566,480
Western Union Co. (The)	106,373	2,130,651

		25,775,914

Leisure Equipment & Products 0.1%
Polaris Industries, Inc.	7,081	787,195

Life Sciences Tools & Services 0.2%
Covance, Inc. (a)	12,490	741,531
Pharmaceutical Product Development, Inc.	23,327	626,097

		1,367,628

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-67

Portfolio of Investments June 30, 2011 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)

Machinery 1.1%
AGCO Corp. (a)	19,500	$962,520
Caterpillar, Inc.	3,479	370,374
Dover Corp.	20,177	1,368,001
Oshkosh Corp. (a)	6,144	177,807
PACCAR, Inc.	80,408	4,108,045

		6,986,747

Marine 0.1%
Kirby Corp. (a)	9,416	533,605

Media 4.5%
Cablevision Systems Corp. Class A	32,204	1,166,107
CBS Corp. Class B	152,947	4,357,460
Comcast Corp. Class A	223,058	5,652,290
DIRECTV Class A (a)	104,377	5,304,439
Gannett Co., Inc.	21,089	301,995
Interpublic Group of Cos., Inc. (The)	126,243	1,578,038
McGraw-Hill Cos., Inc. (The)	78,910	3,307,118
Omnicom Group, Inc.	4,884	235,213
Time Warner Cable, Inc.	56,684	4,423,619
Walt Disney Co. (The)	34,657	1,353,009
Washington Post Co. Class B	1,358	568,934

		28,248,222

Metals & Mining 1.0%
Cliffs Natural Resources, Inc.	5,769	533,344
Freeport-McMoRan Copper & Gold, Inc.	108,432	5,736,053

		6,269,397

Multi-Utilities 0.4%
Alliant Energy Corp.	15,351	624,172
CMS Energy Corp.	17,209	338,845
DTE Energy Co.	4,472	223,689
Integrys Energy Group, Inc.	9,979	517,311
NSTAR	461	21,197
OGE Energy Corp.	7,108	357,675
TECO Energy, Inc.	17,218	325,248

		2,408,137

Multiline Retail 1.0%
Big Lots, Inc. (a)	19,480	645,762
Kohl’s Corp.	24,128	1,206,641
Macy’s, Inc.	36,587	1,069,804
Nordstrom, Inc.	14,389	675,420
Target Corp.	51,920	2,435,567

		6,033,194

Oil, Gas & Consumable Fuels 11.4%
Anadarko Petroleum Corp.	16,178	1,241,823
Arch Coal, Inc.	22,470	599,050
Chesapeake Energy Corp.	101,701	3,019,503
X Chevron Corp.	133,917	13,772,024
ConocoPhillips	115,184	8,660,685
Devon Energy Corp.	80	6,305
X ExxonMobil Corp.	293,507	23,885,600
Frontier Oil Corp.	21,974	709,980
Hess Corp.	40,656	3,039,443
Marathon Oil Corp.	97,655	5,144,465
Murphy Oil Corp.	49,786	3,268,949
Noble Energy, Inc.	1,576	141,257
Occidental Petroleum Corp.	10,958	1,140,070
Sunoco, Inc.	31,167	1,299,976
Tesoro Corp. (a)	37,030	848,357
Valero Energy Corp.	145,681	3,725,063
Williams Cos., Inc.	28,731	869,113

		71,371,663

Paper & Forest Products 0.1%
Domtar Corp.	5,674	537,441

Pharmaceuticals 4.8%
Abbott Laboratories	48,675	2,561,278
Eli Lilly & Co.	134,352	5,042,230
Forest Laboratories, Inc. (a)	46,940	1,846,620
Johnson & Johnson	127,009	8,448,639
Merck & Co., Inc.	77,207	2,724,635
X Pfizer, Inc.	451,283	9,296,430
Watson Pharmaceuticals, Inc. (a)	784	53,884

		29,973,716

Professional Services 0.0%‡
Towers Watson & Co. Class A	3,521	231,365

Real Estate Investment Trusts 0.2%
Duke Realty Corp.	4,000	56,040
Rayonier, Inc.	16,718	1,092,521

		1,148,561

Real Estate Management & Development 0.4%
CB Richard Ellis Group, Inc. Class A (a)	75,165	1,887,393
Jones Lang LaSalle, Inc.	8,845	834,084

		2,721,477

Road & Rail 1.6%
CSX Corp.	179,783	4,713,910
J.B. Hunt Transport Services, Inc.	4,240	199,662
Kansas City Southern (a)	2,633	156,216
Norfolk Southern Corp.	42,763	3,204,231
Ryder System, Inc.	13,216	751,330
Union Pacific Corp.	9,768	1,019,779

		10,045,128

M-68 MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Semiconductors & Semiconductor Equipment 3.0%
Analog Devices, Inc.	1,419	$55,540
Applied Materials, Inc.	196,693	2,558,976
Cypress Semiconductor Corp. (a)	79	1,670
X Intel Corp.	422,967	9,372,949
Lam Research Corp. (a)	25,588	1,133,037
LSI Corp. (a)	158,012	1,125,045
Micron Technology, Inc. (a)	221,711	1,658,398
National Semiconductor Corp.	8,285	203,894
Novellus Systems, Inc. (a)	7,665	277,013
NVIDIA Corp. (a)	47,038	749,550
Teradyne, Inc. (a)	47,825	707,810
Texas Instruments, Inc.	30,606	1,004,795

		18,848,677

Software 3.9%
CA, Inc.	73,977	1,689,635
Cadence Design Systems, Inc. (a)	37,208	392,916
MICROS Systems, Inc. (a)	1,500	74,565
X Microsoft Corp.	478,160	12,432,160
Oracle Corp.	155,264	5,109,738
Symantec Corp. (a)	196,312	3,871,273
Synopsys, Inc. (a)	24,290	624,496

		24,194,783

Specialty Retail 3.1%
Advance Auto Parts, Inc.	10,628	621,632
American Eagle Outfitters, Inc.	26,847	342,299
AutoZone, Inc. (a)	6,770	1,996,134
Bed Bath & Beyond, Inc. (a)	54,064	3,155,716
Chico’s FAS, Inc.	12,139	184,877
Dick’s Sporting Goods, Inc. (a)	8,849	340,244
Foot Locker, Inc.	31,843	756,590
GameStop Corp. Class A (a)	37,271	994,018
Gap, Inc. (The)	106,754	1,932,247
Home Depot, Inc. (The)	1,036	37,524
Limited Brands, Inc.	26,447	1,016,887
Lowe’s Cos., Inc.	112,009	2,610,930
O’Reilly Automotive, Inc. (a)	1,397	91,517
PetSmart, Inc.	23,528	1,067,465
Ross Stores, Inc.	10,385	832,046
Staples, Inc.	71,447	1,128,863
TJX Cos., Inc.	29,535	1,551,474
Williams-Sonoma, Inc.	21,668	790,665

		19,451,128

Textiles, Apparel & Luxury Goods 0.3%
VF Corp.	14,770	1,603,431

Tobacco 1.9%
Lorillard, Inc.	22,837	2,486,264
X Philip Morris International, Inc.	138,442	9,243,773

		11,730,037

Trading Companies & Distributors 0.1%
W.W. Grainger, Inc.	4,962	762,411

Wireless Telecommunication Services 0.9%
MetroPCS Communications, Inc. (a)	68,356	1,176,407
Sprint Nextel Corp. (a)	760,082	4,096,842
Telephone and Data Systems, Inc.	12,587	391,204

		5,664,453

Total Common Stocks (Cost $554,773,962)		622,541,374

Exchange Traded Fund 0.4% (b)

S&P 500 Index—SPDR Trust Series 1	18,739	2,472,986

Total Exchange Traded Fund (Cost $2,399,754)		2,472,986

	Principal
	Amount
Short-Term Investment 0.1%

Repurchase Agreement 0.1%
State Street Bank and Trust Co. 0.01%, dated 6/30/11 due 7/1/11 Proceeds at Maturity $317,225 (Collateralized by a United States Treasury Note with a rate of 1.375% and a maturity date of 5/15/13, with a Principal Amount of $320,000 and a Market Value of $326,138)	$317,225	317,225

Total Short-Term Investment (Cost $317,225)		317,225

Total Investments (Cost $557,490,941) (c)	100.1%	625,331,585
Other Assets, Less Liabilities	(0.1)	(384,913)

Net Assets	100.0%	$624,946,672

‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-69

Portfolio of Investments June 30, 2011 (Unaudited) (continued)

(c)	At June 30, 2011, cost is $572,235,071 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$82,860,866
Gross unrealized depreciation	(29,764,352)

Net unrealized appreciation	$53,096,514

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011, for valuing the Portfolio’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks	$622,541,374	$—	$—	$622,541,374
Exchange Traded Fund	2,472,986	—	—	2,472,986
Short-Term Investment
Repurchase Agreement	—	317,225	—	317,225

Total Investments in Securities	$625,014,360	$317,225	$—	$625,331,585

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

For the period ended June 30, 2011, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At June 30, 2011, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-70 MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2011 (Unaudited)

Assets
Investment in securities, at value (identified cost $557,490,941)	$625,331,585
Receivables:
Investment securities sold	2,750,161
Dividends and interest	688,810
Fund shares sold	145,691
Other assets	7,167

Total assets	628,923,414

Liabilities
Payables:
Investment securities purchased	3,054,260
Fund shares redeemed	511,430
Manager (See Note 3)	277,771
Shareholder communication	73,571
Professional fees	40,346
NYLIFE Distributors (See Note 3)	13,162
Custodian	2,921
Accrued expenses	3,281

Total liabilities	3,976,742

Net assets	$624,946,672

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$36,770
Additional paid-in capital	729,218,546

729,255,316
Undistributed net investment income	12,532,474
Accumulated net realized gain (loss) on investments	(184,681,762)
Net unrealized appreciation (depreciation) on investments	67,840,644

Net assets	$624,946,672

Initial Class
Net assets applicable to outstanding shares	$559,612,765

Shares of beneficial interest outstanding	32,904,211

Net asset value per share outstanding	$17.01

Service Class
Net assets applicable to outstanding shares	$65,333,907

Shares of beneficial interest outstanding	3,866,090

Net asset value per share outstanding	$16.90

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-71

Statement of Operations for the six months ended June 30, 2011 (Unaudited)

Investment Income (Loss)
Income
Dividends	$6,265,236
Interest	15

Total income	6,265,251

Expenses
Manager (See Note 3)	1,768,262
Distribution and service—Service Class (See Note 3)	82,890
Shareholder communication	64,438
Professional fees	53,253
Custodian	12,870
Trustees	9,645
Miscellaneous	12,698

Total expenses	2,004,056

Net investment income (loss)	4,261,195

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	41,234,483
Net change in unrealized appreciation (depreciation) on investments	(7,663,216)

Net realized and unrealized gain (loss) on investments	33,571,267

Net increase (decrease) in net assets resulting from operations	$37,832,462

M-72 MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the six months ended June 30, 2011 (Unaudited) and the year ended December 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,261,195	$8,309,849
Net realized gain (loss) on investments	41,234,483	36,165,303
Net change in unrealized appreciation (depreciation) on investments	(7,663,216)	30,987,612

Net increase (decrease) in net assets resulting from operations	37,832,462	75,462,764

Dividends to shareholders:
From net investment income:
Initial Class	—	(8,982,888)
Service Class	—	(864,856)

Total dividends to shareholders	—	(9,847,744)

Capital share transactions:
Net proceeds from sale of shares	23,972,151	56,718,385
Net asset value of shares issued to shareholders in reinvestment of dividends	—	9,847,744
Cost of shares redeemed	(77,269,069)	(127,479,442)

Increase (decrease) in net assets derived from capital share transactions	(53,296,918)	(60,913,313)

Net increase (decrease) in net assets	(15,464,456)	4,701,707

Net Assets
Beginning of period	640,411,128	635,709,421

End of period	$624,946,672	$640,411,128

Undistributed net investment income at end of period	$12,532,474	$8,271,279

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-73

Financial Highlights selected per share data and ratios

	Initial Class
	Six months
	ended
	June 30,		Year ended December 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$16.04		$14.48	$12.06	$23.60	$24.51	$21.62

Net investment income (loss)	0.11	(a)	0.20 (a)	0.21 (a)	0.22	0.32 (a)	0.31 (a)
Net realized and unrealized gain (loss) on investments	0.86		1.60	2.48	(8.72)	1.01	3.26

Total from investment operations	0.97		1.80	2.69	(8.50)	1.33	3.57

Less dividends and distributions:
From net investment income	—		(0.24)	(0.27)	(0.30)	(0.32)	(0.14)
From net realized gain on investments	—		—	—	(2.74)	(1.92)	(0.54)

Total dividends and distributions	—		(0.24)	(0.27)	(3.04)	(2.24)	(0.68)

Net asset value at end of period	$17.01		$16.04	$14.48	$12.06	$23.60	$24.51

Total investment return	6.05	%(b)(c)	12.60%	22.40%	(36.39%)	5.14%	16.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.34	%††	1.40%	1.66%	1.44%	1.26%	1.35%
Net expenses	0.59	%††	0.61%	0.60%	0.56%	0.50%	0.52%
Portfolio turnover rate	49%		107%	100%	111%	105%	90%
Net assets at end of period (in 000’s)	$559,613		$574,582	$573,296	$585,158	$932,918	$950,660

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

M-74 MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Six months
	ended
	June 30,		Year ended December 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$15.96		$14.41	$12.00	$23.48	$24.41	$21.56

Net investment income (loss)	0.09	(a)	0.17 (a)	0.17 (a)	0.23	0.25 (a)	0.25 (a)
Net realized and unrealized gain (loss) on investments	0.85		1.59	2.47	(8.72)	1.02	3.24

Total from investment operations	0.94		1.76	2.64	(8.49)	1.27	3.49

Less dividends and distributions:
From net investment income	—		(0.21)	(0.23)	(0.25)	(0.28)	(0.10)
From net realized gain on investments	—		—	—	(2.74)	(1.92)	(0.54)

Total dividends and distributions	—		(0.21)	(0.23)	(2.99)	(2.20)	(0.64)

Net asset value at end of period	$16.90		$15.96	$14.41	$12.00	$23.48	$24.41

Total investment return	5.89	%(b)(c)	12.32%	22.08%	(36.55%)	4.88%	16.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.09	%††	1.15%	1.39%	1.18%	1.01%	1.11%
Net expenses	0.84	%††	0.86%	0.85%	0.81%	0.75%	0.77%
Portfolio turnover rate	49%		107%	100%	111%	105%	90%
Net assets at end of period (in 000’s)	$65,334		$65,829	$62,413	$51,434	$83,279	$65,138

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-75

MainStay VP Conservative Allocation Portfolio
Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2011

				Since	Gross
	Six	One	Five	Inception	Expense
Class	Months	Year	Years	(2/13/06)	Ratio[2]

Initial Class Shares	4.29%	16.68%	6.23%	5.82%	0.88%

Service Class Shares	4.16	16.39	5.95	5.55	1.13

	Six	One	Five	Since Inception
Benchmark Performance	Months	Year	Years	(2/13/06)

S&P 500® Index[3]	6.02%	30.69%	2.94%	2.92%

MSCI EAFE® Index[3]	4.98	30.36	1.48	2.46

Barclays Capital U.S. Aggregate Bond Index[3]	2.72	3.90	6.52	5.94

Average Lipper Variable Products Mixed-Asset Target Allocation Conservative Portfolio[4]	3.53	12.98	4.88	4.16

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Conservative Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 20%–40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-76    MainStay VP Conservative Allocation Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Conservative Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2011, to June 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2011, to June 30, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	1/1/11	6/30/11	Period[1]	6/30/11	Period[1]
Initial Class Shares	$1,000.00	$1,042.90	$0.20	$1,024.60	$0.20

Service Class Shares	$1,000.00	$1,041.60	$1.47	$1,023.40	$1.45

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.04% for Initial Class and 0.29% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com    M-77

Investment Objectives of Underlying Portfolios/Funds as of June 30, 2011 (Unaudited)

See Portfolio of Investments on page M-81 for specific holdings within these categories.

M-78    MainStay VP Conservative Allocation Portfolio

Portfolio Management Discussion and Analysis

Questions answered by Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Conservative Allocation Portfolio perform relative to its peers and its benchmark for the six months ended June 30, 2011?

For the six months ended June 30, 2011, MainStay VP Con-servative Allocation Portfolio returned 4.29% for Initial Class shares and 4.16% for Service Class Shares. Both share classes outperformed the 3.53% return of the average Lipper2 Variable Products Mixed-Asset Target Allocation Conservative Portfolio and underperformed the 6.02% return of the S&P 500® Index2 for the six months ended June 30, 2011. The S&P 500® Index is the Portfolio’s broad-based securities-market index. Both share classes outperformed the 2.72% return of the Barclays Capital U.S. Aggregate Bond Index,2 which is an additional benchmark for the Portfolio. Both share classes underperformed the 4.98% return of the MSCI EAFE® Index,2 which is a sec-ondary benchmark for the Portfolio.

Were there any changes to the Portfolio during the reporting period?

Effective January 1, 2011, New York Life Investments assumed day-to-day portfolio management of the Portfolio. In addition, effective January 1, 2011, Jae S. Yoon replaced Tony Elavia as a portfolio manager for the Portfolio. Jonathan Swaney continued to serve as a portfolio manager for the Portfolio.

What factors affected the Portfolio’s relative perfor-mance during the reporting period?

The Portfolio invests in other variable product Portfolios and mutual funds referred to as Underlying Portfolios/Funds. The Underlying Portfolios/Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks.

The Portfolio outperformed its peers and, in light of the Portfolio’s target allocation, performed relatively well in relation to the S&P 500® Index. In part, this was due to the Portfolio’s bias toward more volatile assets (stocks over bonds, high yield over high grade, etc.), particularly during the first quarter of 2011. Selection among available Underlying Portfolios/Funds was also meaningfully positive, as several of the Underlying Portfolios/Funds—including MainStay Epoch U.S. All Cap Fund, MainStay 130/30 International Fund and MainStay VP Convertible Portfolio—favored investments that performed especially well within their respective market segments.

How did you allocate the Portfolio’s assets during the reporting period and why?

In managing the Portfolio, we considered a variety of information, including the Portfolio/Fund-level characteristics of the Underlying Portfolios/Funds in which the Portfolio invests, such as capitalization, style biases and sector exposure. We also examined the attributes of the Underlying Portfolios’/Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Portfolios/Funds. In general, we sought Underlying Equity Portfolios/Funds that had a track record of capable portfolio management, a presence in attractively valued market segments and investments in companies with strong management, fairly priced securities and strong price and earnings momentum. Underlying Fixed Income Portfolios/Funds were selected based upon the type and country of issuance of the securities in which they invested, the average credit quality and duration3 of those securities, and overall flexibility.

For much of the reporting period, the Portfolio leaned toward Underlying Portfolios/Funds that invested in assets we believed were likely to be sensitive to the economic recovery (stocks over bonds, lower-credit-quality bonds over U.S. Treasury securities and shorter-duration debt instruments over longer-dated securities). As long as the economy remained on the path to recovery and corporate profits continued to rise, these positions were rewarded. As evidence mounted that growth was slowing and risks to the domestic and global economy were rising, we gradually moved to a posture that we viewed as more neutral.

We also responded to a smaller-than-normal premium for growth stocks in relation to value stocks, and we anticipated that companies would be rewarded for maintaining a high rate of profit growth if the earnings recovery began to lose momentum in the quarters ahead. With these factors in mind, we tilted the Portfolio slightly toward Underlying Portfolios/Funds that emphasized growth stocks. This bias had a small positive impact on performance during the reporting period.

We also oriented the Portfolio toward Underlying Portfolios/Funds with a preference for large-capitalization stocks over small-cap stocks. In our view, a disparity in pricing suggested that the powerful small-cap rally over the past two years had left these stocks comparatively expensive.

How did the Portfolio’s allocations change over the course of the reporting period?

The largest change was a shift out of MainStay High Yield Opportunities Fund, MainStay Intermediate Term Bond Fund, and MainStay VP Bond Portfolio into MainStay Flexible Bond

1. “New York Life Investments” is a service mark used by New York Life Investment Management LLC
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indexes and other indexes and service providers mentioned in the reports.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.N ot all Mai nSt ay VP P ort fol ios an d/ or s har e c las ses ar e av ail abl e u nde r al l po lic ies .

mainstayinvestments.com    M-79

Opportunities Fund and MainStay VP Flexible Bond Opportunities Portfolio.4 MainStay VP Flexible Bond Opportunities Portfolio is a multisector bond Portfolio that can move among security types somewhat more nimbly than is possible at the fund-of-funds level.

The Portfolio has historically had extensive holdings among Underlying Equity Portfolios/Funds with quantitative management styles. During the reporting period, we came to believe that the Portfolio would benefit from greater emphasis on qualitatively driven Underlying Equity Portfolios/Funds. As a result, we gradually diversified the Portfolio across different management styles by moving away from MainStay VP Mid Cap Core Portfolio and MainStay VP Common Stock Portfolio and into MainStay MAP Fund, MainStay VP Large Cap Growth Portfolio and MainStay Epoch U.S. All Cap Fund.

The Portfolio’s allocation to MainStay VP International Equity Portfolio was eliminated and the Portfolio’s position in MainStay 130/30 International Fund was reduced. The proceeds were directed to a variety of Underlying Domestic Equity Portfolios/Funds. The repositioning reflected our expectation that the U.S. economy and U.S. capital markets should perform well in the quarters ahead, compared to other developed nations.

During the reporting period, we initiated a new position in MainStay Epoch International Small Cap Fund to gain access to additional market segments.

During the reporting period, which Underlying Equity Portfolios/Funds had the highest total returns and which Underlying Equity Portfolios/Funds had the lowest total returns?

Among the Underlying Equity Portfolios/Funds in which the Portfolio invested, the highest total returns came from MainStay Epoch U.S. All Cap Fund and MainStay 130/30 International Fund. The only Underlying Equity Portfolio/Fund with a negative total return for the reporting period was MainStay VP International Equity Portfolio, and the Underlying Equity Portfolio/Fund with the lowest positive return was MainStay Epoch International Small Cap Fund.

Which Underlying Equity Portfolios/Funds made the strongest contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

MainStay Epoch U.S. All Cap Fund and MainStay 130/30 Core Fund made the strongest contributions to the equity portion of the Portfolio. (Contributions take weightings and total returns into account.) Given when they were owned and in what amounts, no Underlying Equity Portfolios/Funds provided negative dollar-weighted returns during the reporting period. The smallest contributions, however, came from MainStay VP Growth Equity Portfolio and MainStay 130/30 Growth Fund. Both of these positions were very small.

What factors and risks affected the Portfolio’s Underlying Fixed Income Portfolio/Fund investments during the reporting period?

We anticipated that the yield curve5 would rise and flatten in response to several factors. First, we believed that the Federal Reserve would eventually need to normalize monetary policy; second, public debt was growing; and third, corporate fundamentals were improving. With these factors in mind, we kept the Portfolio’s duration shorter than that of the Barclays Capital U.S. Aggregate Bond Index, the Portfolio’s fixed-income benchmark, through investments in cash and Underlying Fixed Income Portfolios/Funds that invest in floating-rate instruments. That positioning strategy detracted modestly from performance as interest rates fell during the reporting period.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

The best results came from Underlying Fixed Income Portfolios/Funds that invest in security types that are either directly linked to equity markets (convertible bonds) or especially sensitive to corporate fundamentals (high-yield bonds). Underlying Fixed Income Portfolios/Funds that invest in long-duration instruments also did well, with the near-zero return on Underlying Money Market Portfolios/Funds trailing the rest of the market.

Which Underlying Fixed Income Portfolios/Funds made the strongest contributions to the Portfolio’s performance, and which Underlying Fixed Income Portfolios/Funds were the greatest detractors?

The largest positive contributions to return came from MainStay VP Bond Portfolio and a relatively small position in MainStay High Yield Opportunities Fund. None of the Portfolio’s Underlying Fixed Income Portfolios/Funds had negative total returns, but the smallest positive contributions came from MainStay VP Cash Management Portfolio and a small position in MainStay Global High Income Fund.

4. Assets invested in MainStay Flexible Bond Opportunities Fund were converted to shares of MainStay VP Flexible Bond Opportunities Portfolio after the latter Underlying Portfolio/Fund commenced operations on April 29, 2011.
5. The yield curve is a line that plots the yields of various securities of a similar quality—typically U.S. Treasury Issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Conservative Allocation Portfolio on this page and the preceding pages has not been audited.

M-80    MainStay VP Conservative Allocation Portfolio

Portfolio of Investments June 30, 2011 (Unaudited)

	Shares	Value
Affiliated Investment Companies 99.9%†

Equity Funds 40.8%
MainStay 130/30 Core Fund Class I (a)	3,294,579	$27,246,167
MainStay 130/30 Growth Fund Class I (b)	6,894	61,498
MainStay 130/30 International Fund Class I	194,938	1,454,236
MainStay Epoch International Small Cap Fund Class I	161,637	3,318,407
MainStay Epoch U.S. All Cap Fund Class I	1,275,321	32,469,669
MainStay ICAP Equity Fund Class I	468,752	17,793,839
MainStay ICAP International Fund Class I	337,730	10,489,888
MainStay MAP Fund Class I	1,340,056	45,106,275
MainStay VP Common Stock Portfolio Initial Class	178,209	3,030,866
MainStay VP Growth Equity Portfolio Initial Class	549	14,096
MainStay VP ICAP Select Equity Portfolio Initial Class	1,072,607	14,103,212
MainStay VP Large Cap Growth Portfolio Initial Class (a)(b)	2,156,676	34,736,945
MainStay VP Mid Cap Core Portfolio Initial Class	472,842	6,049,035
MainStay VP U.S. Small Cap Portfolio Initial Class	666,645	6,545,464

Total Equity Funds (Cost $180,818,346)		202,419,597

Fixed Income Funds 59.1%
MainStay Global High Income Fund Class I	45,294	544,882
MainStay High Yield Opportunities Fund Class I	1,034,538	12,259,275
MainStay Intermediate Term Bond Fund Class I	1,675,207	17,924,713
MainStay VP Bond Portfolio Initial Class (a)	9,963,068	149,504,460
MainStay VP Cash Management Portfolio Initial Class	12,212,881	12,212,600
MainStay VP Convertible Portfolio Initial Class	552,925	6,934,146
MainStay VP Flexible Bond Opportunities Portfolio Initial Class (a)	4,158,439	41,201,015
MainStay VP Floating Rate Portfolio Initial Class (a)	4,531,982	41,914,093
MainStay VP High Yield Corporate Bond Portfolio Initial Class	1,128,196	11,304,866

Total Fixed Income Funds (Cost $282,782,955)		293,800,050

Total Investments (Cost $463,601,301) (c)	99.9%	496,219,647
Other Assets, Less Liabilities	0.1	525,581

Net Assets	100.0%	$496,745,228

†	Percentages indicated are based on Portfolio net assets.
(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)
(b)	Non-income producing Underlying Portfolio/Fund.
(c)	At June 30, 2011, cost is $464,225,061 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$33,004,823
Gross unrealized depreciation	(1,010,237)

Net unrealized appreciation	$31,994,586

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011, for valuing the Portfolio’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities
Affiliated Investment Companies
Equity Funds	$202,419,597	$—	$—	$202,419,597
Fixed Income Funds	293,800,050	—	—	293,800,050

Total Investments in Securities	$496,219,647	$—	$—	$496,219,647

For the period ended June 30, 2011, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At June 30, 2011, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-81

Statement of Assets and Liabilities as of June 30, 2011 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $463,601,301)	$496,219,647
Cash	881,510
Receivables:
Fund shares sold	721,052
Other assets	5,610

Total assets	497,827,819

Liabilities
Payables:
Investment securities purchased	881,510
NYLIFE Distributors (See Note 3)	97,514
Shareholder communication	41,618
Fund shares redeemed	33,366
Professional fees	26,023
Custodian	1,030
Accrued expenses	1,530

Total liabilities	1,082,591

Net assets	$496,745,228

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$42,284
Additional paid-in capital	454,772,902

454,815,186
Undistributed net investment income	11,868,031
Accumulated net realized gain (loss) on investments	(2,556,335)
Net unrealized appreciation (depreciation) on investments	32,618,346

Net assets	$496,745,228

Initial Class
Net assets applicable to outstanding shares	$8,348,160

Shares of beneficial interest outstanding	706,063

Net asset value per share outstanding	$11.82

Service Class
Net assets applicable to outstanding shares	$488,397,068

Shares of beneficial interest outstanding	41,577,886

Net asset value per share outstanding	$11.75

M-82 MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2011 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$2,251,083

Expenses
Distribution and service—Service Class (See Note 3)	552,864
Shareholder communication	38,248
Professional fees	35,304
Trustees	6,294
Custodian	2,821
Miscellaneous	7,290

Total expenses	642,821

Net investment income (loss)	1,608,262

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on affiliated investment company transactions	20,840,407
Net change in unrealized appreciation (depreciation) on investments	(4,571,440)

Net realized and unrealized gain (loss) on investments	16,268,967

Net increase (decrease) in net assets resulting from operations	$17,877,229

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-83

Statements of Changes in Net Assets
for the six months ended June 30, 2011 (Unaudited) and the year ended December 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,608,262	$8,647,224
Net realized gain (loss) on investments from affiliated investment company transactions	20,840,407	8,168,055
Net change in unrealized appreciation (depreciation) on investments	(4,571,440)	23,382,083

Net increase (decrease) in net assets resulting from operations	17,877,229	40,197,362

Dividends to shareholders:
From net investment income:
Initial Class	—	(190,594)
Service Class	—	(8,614,894)

Total dividends to shareholders	—	(8,805,488)

Capital share transactions:
Net proceeds from sale of shares	87,505,599	122,390,834
Net asset value of shares issued to shareholders in reinvestment of dividends	—	8,805,488
Cost of shares redeemed	(24,998,606)	(44,361,127)

Increase (decrease) in net assets derived from capital share transactions	62,506,993	86,835,195

Net increase (decrease) in net assets	80,384,222	118,227,069

Net Assets
Beginning of period	416,361,006	298,133,937

End of period	$496,745,228	$416,361,006

Undistributed net investment income at end of period	$11,868,031	$10,259,769

M-84 MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
							February 13,
	Six months						2006**
	ended						through
	June 30,		Year ended December 31,				December 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$11.34		$10.37	$8.89	$11.01	$10.68	$10.00

Net investment income (loss)	0.06	(a)	0.29 (a)	0.34 (a)	0.32 (a)	0.30	0.19	(a)
Net realized and unrealized gain (loss) on investments	0.42		0.95	1.63	(2.35)	0.50	0.63

Total from investment operations	0.48		1.24	1.97	(2.03)	0.80	0.82

Less dividends and distributions:
From net investment income	—		(0.27)	(0.31)	(0.01)	(0.30)	(0.11)
From net realized gain on investments	—		—	(0.18)	(0.08)	(0.17)	(0.03)

Total dividends and distributions	—		(0.27)	(0.49)	(0.09)	(0.47)	(0.14)

Net asset value at end of period	$11.82		$11.34	$10.37	$8.89	$11.01	$10.68

Total investment return	4.23	%(b)(c)	12.03%	22.28%	(18.41%)	7.49%	8.20	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.95	%††	2.66%	3.54%	3.16%	3.28%	2.04	%††
Net expenses (d)	0.04	%††	0.05%	0.05%	0.06%	0.09%	0.25	%††
Expenses (before reimbursement/recoupment)(d)	0.04	%††	0.05%	0.05%	0.06%	0.08%	0.28	%††
Portfolio turnover rate	35%		26%	38%	44%	11%	23%
Net assets at end of period (in 000’s)	$8,348		$8,123	$6,827	$3,984	$2,644	$1,480

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-85

Financial Highlights selected per share data and ratios

	Service Class
							February 13,
	Six months						2006**
	ended						through
	June 30		Year ended December 31,				December 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$11.28		$10.33	$8.86	$10.99	$10.67	$10.00

Net investment income (loss)	0.04	(a)	0.27 (a)	0.33 (a)	0.30 (a)	0.26	0.18	(a)
Net realized and unrealized gain (loss) on investments	0.43		0.94	1.61	(2.35)	0.51	0.62

Total from investment operations	0.47		1.21	1.94	(2.05)	0.77	0.80

Less dividends and distributions:
From net investment income	—		(0.26)	(0.29)	(0.00)‡	(0.28)	(0.10)
From net realized gain on investments	—		—	(0.18)	(0.08)	(0.17)	(0.03)

Total dividends and distributions	—		(0.26)	(0.47)	(0.08)	(0.45)	(0.13)

Net asset value at end of period	$11.75		$11.28	$10.33	$8.86	$10.99	$10.67

Total investment return	4.17	%(b)(c)	11.75%	21.93%	(18.62%)	7.23%	7.97	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.71	%††	2.47%	3.39%	2.95%	3.48%	1.96	%††
Net expenses (d)	0.29	%††	0.30%	0.30%	0.31%	0.34%	0.50	%††
Expenses (before reimbursement/recoupment) (d)	0.29	%††	0.30%	0.30%	0.31%	0.33%	0.53	%††
Portfolio turnover rate	35%		26%	38%	44%	11%	23%
Net assets at end of period (in 000’s)	$488,397		$408,238	$291,307	$209,443	$180,682	$64,642

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

M-86 MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Convertible Portfolio
Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2011

					Gross
					Expense
Class	Six Months	One Year	Five Years	Ten Years[1]	Ratio[2]

Initial Class Shares	4.82%	27.55%	7.68%	6.40%	0.66%

Service Class Shares[3]	4.69	27.23	7.41	6.13	0.91

	Six	One	Five	Ten
Benchmark Performance	Months	Year	Years	Years

Bank of America Merrill Lynch All U.S. Convertible Index[4]	4.43%	22.54%	5.69%	5.62%

Average Lipper Convertible Securities Fund[5]	3.81	23.53	5.17	5.45

1.	Performance figures shown for the ten-year period ended June 30, 2011 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 6.39% for Initial Class shares and 6.12% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.	The Average Lipper Convertible Securities Fund is representative of funds that invest primarily in convertible bonds and/or convertible preferred stock. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com    M-87

Cost in Dollars of a $1,000 Investment in MainStay VP Convertible Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2011, to June 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2011, to June 30, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	1/1/11	6/30/11	Period[1]	6/30/11	Period[1]
Initial Class Shares	$1,000.00	$1,048.20	$3.30	$1,021.60	$3.26

Service Class Shares	$1,000.00	$1,046.90	$4.57	$1,020.30	$4.51

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.65% for Initial Class and 0.90% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

M-88    MainStay VP Convertible Portfolio

Portfolio Composition as of June 30, 2011 (Unaudited)

Convertible Bonds	72.90
Convertible Preferred Stocks	14.70
Common Stocks	11.00
Short-Term Investment	1.20
Warrants	0.20
Other Assets, Less Liabilities	(0.00)

See Portfolio of Investments beginning on page M-92 for specific holdings within these categories.

‡	Less than one tenth of a percent.

Top Ten Issuers Held as of June 30, 2011 (excluding short-term investment)

1.	Core Laboratories, L.P., 0.25%, due 10/31/11
2.	JPMorgan Chase & Co., 1.50%, due 6/25/15
3.	Apache Corp., 6.00%
4.	Cameron International Corp., 2.50%, due 6/15/26
5.	Biovail Corp., 5.375%, due 8/1/14
6.	Incyte Corp., Ltd., 4.75%, due 10/1/15
7.	EMC Corp., 1.75%, due 12/1/13
8.	Allegheny Technologies, Inc., 4.25%, due 6/1/14
9.	BioMarin Pharmaceutical, Inc., 1.875%, due 4/23/17
10.	St. Mary Land & Exploration Co., 3.50%, due 4/1/27

mainstayinvestments.com    M-89

Portfolio Management Discussion and Analysis

Questions answered by portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP Convertible Portfolio perform relative to its peers and its benchmark for the six months ended June 30, 2011?

For the six months ended June 30, 2011, MainStay VP Convertible Portfolio returned 4.82% for Initial Class shares and 4.69% for Service Class shares. Both share classes outperformed the 3.81% return of the average Lipper1 Con-
vertible Securities Fund and the 4.43% return of the Bank of America Merrill Lynch All U.S. Convertible Index1 for the six months ended June 30, 2011. The Bank of America Merrill Lynch All U.S. Convertible Index is the Portfolio’s broad-based securities-market index.

What factors affected the Portfolio’s relative perfor-mance during the reporting period?

The Portfolio’s superior performance in relation to its benchmark was driven by several health care–related holdings that performed well. The Portfolio’s overweight position in the energy sector, which performed well during the reporting period, also enhanced performance.

During the reporting period, which market segments were the strongest performers and which market segments were weak?

Energy equipment & services was the Portfolio’s best-performing market segment, with results largely driven by rising crude oil prices and the end of the ban on deep-water drilling in the Gulf of Mexico. We believed that both factors would increase demand within the industry. The second-strongest performer was oil & gas exploration & production, where results were largely driven by the rising price of crude oil. The third-strongest performing market segment was pharmaceuticals. The Portfolio held a position in the convertible bonds of Valeant Pharmaceuticals. The convertible bonds rose more than 75% during the reporting period and were responsible for the industry’s strong contribution to the Portfolio’s absolute performance.

Airlines was the Portfolio’s weakest-performing market segment during the reporting period. A position in the convertible bonds of AMR (best known for its principal subsidiary, American Airlines) suffered from rising jet fuel prices. After labor, jet fuel is the company’s second largest cost. The financials segment was the Portfolio’s second-weakest performer. The convertible preferred shares of Citigroup and the common stock of Bank of America weighed on performance, as financial companies continued to be hurt by poorly performing mortgage securities and a lack of growth in commercial loans. The medical device segment was also a weak performer during the reporting period. Following a report of fraud at Chinese forest products company Sino Forest, the Portfolio’s position in China Medical Technologies suffered from investor concerns about Chinese securities in general.

During the reporting period, which individual Portfolio holdings were the strongest absolute performers and which Portfolio holdings were particularly weak?

The convertible bond holding of Valeant Pharmaceuticals International was the Portfolio’s best-performing holding. The company’s common shares and convertible bonds rose sharply after the company reported two quarters of positive earnings and increased forward earnings expectations. The company was realizing better-than-expected cost savings following its merger with Biovail. The Portfolio’s second-best individual performer during the reporting period was a convertible bond position in energy services provider Core Laboratories. The bonds rose in tandem with the company’s common shares, which advanced after Core Laboratories raised its dividend and reiterated its belief that its business of evaluating oil and natural gas reser-voirs would continue to expand. A common stock position in refining company Frontier Oil was also a strong performer for the Portfolio during the reporting period. The company’s shares rose after the company announced that it would acquire refining company Holly Corp.

The Portfolio’s worst-performing individual holding was a convertible bond position in generic drug company Teva Pharmaceutical Industries (Teva). The company’s common stock and convertible bonds declined after the company reported lackluster earnings. Investors were also concerned about the sustainability of Teva’s leading product, a treatment for multiple sclerosis. The Portfolio’s second-weakest performer was a position in the convertible preferred shares of Citigroup. The preferred shares fell along with the company’s common stock as investors continued to sour on bank shares because of declining mortgage securities and low interest-rate spreads.2 The convertible bonds of airline AMR were also weak performers during the reporting period. The company’s common stock and convertible bonds declined, largely because of the sharp and sudden rise in the price of crude oil. Jet fuel, a byproduct of crude oil, is the company’s second largest input cost.

Did the Portfolio make any significant purchases or sales during the reporting period?

We purchased the convertible preferred shares of Goodyear Tire for the Portfolio following the company’s share offering. We believe that the company’s common and convertible preferred shares should benefit from the company’s continued restructuring and from growth in premium tire sales in the developing world. We initiated a position in the convertible bonds of payment processor Verifone. In our opinion, the company’s

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indexes and other indexes and service providers mentioned in the reports.
2. The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.N ot all Mai nSt ay VP P ort fol ios an d/ or s har e c las ses ar e av ail abl e u nde r al l po lic ies .

M-90    MainStay VP Convertible Portfolio

common shares and convertible bonds should benefit from continued growth in credit-card payment transactions and from the company’s acquisition of competitor Hypercom.

We exited the Portfolio’s position in the convertible bonds of health care services company Fisher Scientific International after the securities were called by the company. We sold the Portfolio’s position in the convertible bonds of pharmaceutical company Cephalon after the company announced that it had entered into an agreement to be acquired by Teva. We sold the Portfolio’s position in the convertible bonds of oil & gas company Transocean, Inc., because we felt that the bonds no longer offered much appreciation potential.

Were there any changes in the Portfolio’s sector weightings during the reporting period?

We slightly increased the Portfolio’s weighting in the real estate industry group with the purchase of the convertible bonds of SL Green, a real estate investment trust. We decreased the Portfolio’s weighting in the health care sector with the redemption of the convertible bonds of Teva and Thermo Fisher Scientific.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2011, the Portfolio held overweight positions in the energy and materials sectors; market-weight positions in technology, materials and consumer discretionary; and an underweight position in financials.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Convertible Portfolio on this page and the preceding pages has not been audited.

mainstayinvestments.com    M-91

Portfolio of Investments June 30, 2011 (Unaudited)

	Principal
	Amount	Value
Convertible Securities 87.6%† Convertible Bonds 72.9%

Aerospace & Defense 1.6%
GenCorp, Inc. 4.063%, due 12/31/39	$6,515,000	$6,661,587
Kaman Corp. 3.25%, due 11/15/17 (a)	1,783,000	2,206,463

		8,868,050

Airlines 1.2%
AMR Corp. 6.25%, due 10/15/14	6,870,000	6,698,250

Apparel 0.3%
Iconix Brand Group, Inc. 2.50%, due 6/1/16 (a)	1,585,000	1,674,156

Auto Manufacturers 0.2%
Ford Motor Co. 4.25%, due 11/15/16	769,000	1,321,719

Auto Parts & Equipment 0.9%
ArvinMeritor, Inc. 4.00%, due 2/15/27	4,774,000	4,583,040
Meritor, Inc. 4.625%, due 3/1/26	701,000	768,471

		5,351,511

Banks 3.2%
X JPMorgan Chase & Co. 1.50%, due 6/25/15 (a)	11,715,347	18,511,420

Biotechnology 3.6%
Gilead Sciences, Inc. 1.00%, due 5/1/14 (a)	7,464,000	8,341,020
X Incyte Corp., Ltd. 4.75%, due 10/1/15	5,295,000	12,211,594

		20,552,614

Coal 2.5%
Alpha Natural Resources, Inc. 2.375%, due 4/15/15	3,111,000	3,694,313
Peabody Energy Corp. 4.75%, due 12/15/66	8,441,000	10,361,327

		14,055,640

Commercial Services 2.5%
Avis Budget Group, Inc. 3.50%, due 10/1/14	7,061,000	9,011,601
Hertz Global Holdings, Inc. 5.25%, due 6/1/14	2,644,000	5,400,370

		14,411,971

Computers 4.2%
X EMC Corp. 1.75%, due 12/1/13	6,605,000	11,608,287
Mentor Graphics Corp. 4.00%, due 4/1/31 (a)	1,251,000	1,254,128
NetApp, Inc. 1.75%, due 6/1/13	1,903,000	3,251,751
Quantum Corp. 3.50%, due 11/15/15 (a)	2,020,000	2,199,275
SanDisk Corp. 1.50%, due 8/15/17	5,377,000	5,713,063

		24,026,504

Distribution & Wholesale 0.6%
WESCO International, Inc. 6.00%, due 9/15/29	1,763,000	3,675,855

Electronics 1.0%
TTM Technologies, Inc. 3.25%, due 5/15/15	4,539,000	5,747,509

Energy—Alternate Sources 1.0%
Covanta Holding Corp. 3.25%, due 6/1/14	5,075,000	5,791,844

Entertainment 1.0%
International Game Technology 3.25%, due 5/1/14	4,559,000	5,459,403

Finance—Investment Banker/Broker 0.4%
MF Global Holdings, Ltd. 1.875%, due 2/1/16	2,223,000	2,214,664

Food 0.8%
Spartan Stores, Inc. 3.375%, due 5/15/27 (a)	4,469,000	4,446,655
3.375%, due 5/15/27	254,000	252,730

		4,699,385

Health Care—Products 4.3%
China Medical Technologies, Inc. 4.00%, due 8/15/13	9,780,000	7,139,400
Insulet Corp. 3.75%, due 6/15/16	3,655,000	3,938,263

†	Percentages indicated are based on Portfolio net assets.

X	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2011, excluding short-term investment. May be subject to change daily.

M-92 MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Convertible Bonds (continued)
Health Care—Products (continued)

Integra LifeSciences Holdings Corp. 1.625%, due 12/15/16 (a)	$4,907,000	$4,968,337
Teleflex, Inc. 3.875%, due 8/1/17	7,187,000	8,318,952

		24,364,952

Insurance 0.4%
American Equity Investment Life Holding Co. 3.50%, due 9/15/15 (a)	2,186,000	2,584,945

Internet 3.6%
At Home Corp. 4.75%, due 12/31/49 (b)(c)(d)(e)	2,335,418	233
Equinix, Inc. 3.00%, due 10/15/14	5,083,000	5,699,314
TeleCommunication Systems, Inc. 4.50%, due 11/1/14 (a)	1,718,000	1,649,280
VeriSign, Inc. 3.25%, due 8/15/37	4,525,000	5,243,344
WebMD Health Corp. 2.50%, due 1/31/18 (a)	8,496,000	8,251,740

		20,843,911

Iron & Steel 3.3%
X Allegheny Technologies, Inc. 4.25%, due 6/1/14	6,647,000	11,034,020
Steel Dynamics, Inc. 5.125%, due 6/15/14	3,046,000	3,647,585
United States Steel Corp. 4.00%, due 5/15/14	2,562,000	4,083,187

		18,764,792

Lodging 1.2%
Home Inns & Hotels Management, Inc. 2.00%, due 12/15/15 (a)	1,465,000	1,443,025
MGM Resorts International 4.25%, due 4/15/15	5,174,000	5,613,790

		7,056,815

Media 0.8%
Central European Media Enterprises, Ltd. 5.00%, due 11/15/15	4,939,000	4,395,710

Miscellaneous—Manufacturing 0.5%
Ingersoll-Rand Co. 4.50%, due 4/15/12	1,052,000	2,686,545

Oil & Gas 2.1%
BPZ Resources, Inc. 6.50%, due 3/1/15	1,730,000	1,548,350
X St. Mary Land & Exploration Co. 3.50%, due 4/1/27	7,485,000	10,591,275

		12,139,625

Oil & Gas Services 6.1%
X Cameron International Corp. 2.50%, due 6/15/26	11,127,000	15,981,154
X Core Laboratories, L.P. 0.25%, due 10/31/11	7,759,000	18,941,658

		34,922,812

Pharmaceuticals 11.9%
Akorn, Inc. 3.50%, due 6/1/16 (a)	4,160,000	4,482,400
X BioMarin Pharmaceutical, Inc. 1.875%, due 4/23/17	7,456,000	10,783,240
X Biovail Corp. 5.375%, due 8/1/14 (a)	3,434,000	12,645,705
Mylan, Inc. 1.25%, due 3/15/12	7,878,000	8,803,665
Omnicare, Inc. 3.75%, due 12/15/25	3,717,000	4,976,134
Salix Pharmaceuticals, Ltd. 2.75%, due 5/15/15	4,240,000	4,897,200
Savient Pharmaceuticals, Inc. 4.75%, due 2/1/18	4,753,000	4,758,941
Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	7,784,000	8,727,810
ViroPharma, Inc. 2.00%, due 3/15/17	6,420,000	7,768,200

		67,843,295

Real Estate Investment Trusts 1.7%
Host Hotels & Resorts, L.P. 2.50%, due 10/15/29 (a)	3,722,000	5,066,573
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (a)	3,769,000	4,395,596

		9,462,169

Retail 0.9%
Coinstar, Inc. 4.00%, due 9/1/14	3,220,000	4,950,750

Semiconductors 3.7%
Microchip Technology, Inc. 2.125%, due 12/15/37	4,693,000	6,411,811
Micron Technology, Inc. 4.25%, due 10/15/13	720,000	1,173,600
Novellus Systems, Inc. 2.625%, due 5/15/41 (a)	5,644,000	6,010,860

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-93

Portfolio of Investments June 30, 2011 (Unaudited) (continued)

	Principal
	Amount	Value
Convertible Bonds (continued)
Semiconductors (continued)

ON Semiconductor Corp. 2.625%, due 12/15/26	$6,087,000	$7,403,314

		20,999,585

Software 3.0%
Microsoft Corp. (zero coupon), due 6/15/13 (a)	5,171,000	5,313,202
Nuance Communications, Inc. 2.75%, due 8/15/27	2,488,000	3,271,720
SYNNEX Corp. 4.00%, due 5/15/18	2,451,000	3,118,898
VeriFone Systems, Inc. 1.375%, due 6/15/12	4,398,000	5,151,157

		16,854,977

Telecommunications 4.4%
Anixter International, Inc. 1.00%, due 2/15/13	3,522,000	4,195,583
Ciena Corp. 4.00%, due 3/15/15 (a)	3,872,000	4,631,880
SBA Communications Corp. 1.875%, due 5/1/13	6,866,000	7,578,347
Virgin Media, Inc. 6.50%, due 11/15/16	4,744,000	8,509,550

		24,915,360

Total Convertible Bonds (Cost $354,686,551)		415,846,738

	Shares
Convertible Preferred Stocks 14.7%

Auto Manufacturers 1.3%
General Motors Co. 4.75%	149,200	7,272,008

Auto Parts & Equipment 0.5%
Goodyear Tire & Rubber Co. (The) 5.88%	57,600	3,203,712

Banks 1.8%
Citigroup, Inc. 7.50%	84,200	10,116,630

Electric 0.5%
PPL Corp. 9.50%	53,500	2,990,650

Hand & Machine Tools 0.7%
Stanley Black & Decker, Inc. 4.75%	31,700	3,856,939

Insurance 1.3%
MetLife, Inc. 5.00%	88,600	7,303,298

Media 1.3%
Nielsen Holdings N.V. 6.25%	118,700	7,337,144

Oil & Gas 5.4%
X Apache Corp. 6.00%	263,900	17,396,288
Chesapeake Energy Corp. (a) 5.75%	5,500	6,945,015
Energy XXI Bermuda Ltd. 5.63%	11,500	4,191,750
SandRidge Energy, Inc. (a) 7.00%	13,800	2,219,978

		30,753,031

Pharmaceuticals 0.9%
Omnicare Capital Trust II 4.00%	107,100	5,151,510

Real Estate Investment Trusts 0.2%
Health Care REIT, Inc. 6.50%	26,800	1,384,220

Telecommunications 0.8%
Crown Castle International Corp. 6.25%	78,900	4,615,650

Total Convertible Preferred Stocks (Cost $77,305,218)		83,984,792

Total Convertible Securities (Cost $431,991,769)		499,831,530

Common Stocks 11.0%

Aerospace & Defense 0.5%
Triumph Group, Inc.	29,333	2,920,980

Apparel 1.0%
Iconix Brand Group, Inc. (f)	228,200	5,522,440

Auto Manufacturers 0.0%‡
General Motors Corp. (Escrow Shares) (b)(d)(f)	355,800	9,285

M-94 MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Auto Parts & Equipment 0.1%
Meritor, Inc. (f)	33,900	$543,756

Banks 0.3%
Bank of America Corp.	112,600	1,234,096
Morgan Stanley	22,700	522,327

		1,756,423

Commercial Services 0.0%‡
Avis Budget Group, Inc. (f)	1,700	29,053

Computers 1.2%
iGate Corp.	151,800	2,477,376
Mentor Graphics Corp. (f)	80,000	1,024,800
Synopsys, Inc. (f)	130,400	3,352,584

		6,854,760

Electronics 0.1%
TTM Technologies, Inc. (f)	18,000	288,360

Engineering & Construction 0.2%
McDermott International, Inc. (f)	65,000	1,287,650

Health Care—Products 0.3%
Boston Scientific Corp. (f)	214,700	1,483,577

Internet 1.5%
Blue Coat Systems, Inc. (f)	151,900	3,320,534
Symantec Corp. (f)	154,400	3,044,768
TeleCommunication Systems, Inc. (f)	448,100	2,164,323

		8,529,625

Machinery—Diversified 0.1%
Babcock & Wilcox Co. (f)	32,500	900,575

Oil & Gas 0.7%
Forest Oil Corp. (f)	26,200	699,802
Frontier Oil Corp.	54,300	1,754,433
Transocean, Ltd.	24,000	1,549,440

		4,003,675

Oil & Gas Services 1.8%
Baker Hughes, Inc.	39,700	2,880,632
Gulf Island Fabrication, Inc.	13,100	422,868
Halliburton Co.	73,392	3,742,992
ION Geophysical Corp. (f)	360,900	3,414,114

		10,460,606

Pharmaceuticals 1.8%
Merck & Co., Inc.	110,553	3,901,415
Salix Pharmaceuticals, Ltd. (f)	122,800	4,891,124
ViroPharma, Inc. (f)	96,700	1,788,950

		10,581,489

Semiconductors 0.4%
Advanced Micro Devices, Inc. (f)	242,900	1,697,871
FormFactor, Inc. (f)	45,941	416,226

		2,114,097

Software 0.5%
Microsoft Corp.	108,500	2,821,000

Transportation 0.5%
Tidewater, Inc.	49,600	2,668,976

Total Common Stocks (Cost $61,004,658)		62,776,327

	Number of
	Warrants
Warrants 0.2%

Auto Manufacturers 0.2%
General Motors Co.
Strike Price $10.00
Expires 7/10/16 (f)	31,298	669,778
Strike Price $10.00 Expires 7/10/19 (f)	31,298	498,577

Total Warrants (Cost $1,574,170)		1,168,355

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-95

Portfolio of Investments June 30, 2011 (Unaudited) (continued)

	Principal
	Amount	Value
Short-Term Investment 1.2%

Repurchase Agreement 1.2%
State Street Bank and Trust Co. 0.01%, dated 6/30/11 due 7/1/11 Proceeds at Maturity $7,057,177 (Collateralized by a United States Treasury Note with a rate of 3.125% and a maturity date of 4/30/17, with a Principal Amount of $6,750,000 and a Market Value of $7,201,042)	$7,057,175	$7,057,175

Total Short-Term Investment (Cost $7,057,175)		7,057,175

Total Investments (Cost $501,627,772) (g)	100.0%	570,833,387
Other Assets, Less Liabilities	(0.0)‡	(266,864)

Net Assets	100.0%	$570,566,523

‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(b)	Fair valued security. The total market value of these securities at June 30, 2011 is $9,518, which represents less than one-tenth of a percent of the Portfolio’s net assets.
(c)	Issue in default.
(d)	Illiquid security. The total market value of these securities at June 30, 2011 is $9,518, which represents less than one-tenth of a percent of the Portfolio’s net assets.
(e)	Restricted security.
(f)	Non-income producing security.
(g)	At June 30, 2011, cost is $502,487,249 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$81,650,988
Gross unrealized depreciation	(13,304,850)

Net unrealized appreciation	$68,346,138

M-96 MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011, for valuing the Portfolio’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Convertible Securities
Convertible Bonds (b)	$—	$415,846,505	$233	$415,846,738
Convertible Preferred Stocks	83,984,792	—	—	83,984,792

Total Convertible Securities	83,984,792	415,846,505	233	499,831,530

Common Stocks (c)	62,767,042	—	9,285	62,776,327
Warrants	1,168,355	—	—	1,168,355
Short-Term Investment
Repurchase Agreement	—	7,057,175	—	7,057,175

Total Investments in Securities	$147,920,189	$422,903,680	$9,518	$570,833,387

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The level 3 security valued at $233 is held in Internet within the Convertible Bonds Section of the Portfolio of Investments.

(c)	The level 3 security valued at $9,285 is held in Auto Manufacturers within the Common Stocks Section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2011, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

										Change in
										Unrealized
										Appreciation
										(Depreciation)
										from
	Balance			Change in					Balance	Investments
	as of	Accrued	Realized	Unrealized			Transfers	Transfers	as of	Still Held at
	December 31,	Discounts	Gain	Appreciation			in to	out of	June 30,	June 30,
Investments in Securities	2010	(Premiums)	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2011	2011 (a)
Convertible Bonds Internet	$234	$—	$—	$(1)	$—	$—	$—	$—	$233	$(1)
Common Stocks Auto Manufacturers	—	—	—	(3,483)	12,768	—	—	—	9,285	(3,483)

Total	$234	$—	$—	$(3,484)	$12,768	$—	$—	$—	$9,518	$(3,484)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-97

Statement of Assets and Liabilities as of June 30, 2011 (Unaudited)

Assets
Investment in securities, at value (identified cost $501,627,772)	$570,833,387
Receivables:
Investment securities sold	3,305,349
Dividends and interest	2,074,125
Fund shares sold	328,560
Other assets	5,038

Total assets	576,546,459

Liabilities
Payables:
Investment securities purchased	5,195,278
Fund shares redeemed	337,942
Manager (See Note 3)	277,015
NYLIFE Distributors (See Note 3)	72,715
Shareholder communication	52,330
Professional fees	41,758
Custodian	1,925
Accrued expenses	973

Total liabilities	5,979,936

Net assets	$570,566,523

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$45,718
Additional paid-in capital	476,950,829

476,996,547
Undistributed net investment income	18,265,533
Accumulated net realized gain (loss) on investments	6,098,828
Net unrealized appreciation (depreciation) on investments	69,205,615

Net assets	$570,566,523

Initial Class
Net assets applicable to outstanding shares	$208,653,378

Shares of beneficial interest outstanding	16,637,912

Net asset value per share outstanding	$12.54

Service Class
Net assets applicable to outstanding shares	$361,913,145

Shares of beneficial interest outstanding	29,080,091

Net asset value per share outstanding	$12.45

M-98 MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2011 (Unaudited)

Investment Income (Loss)
Income
Interest	$6,747,320
Dividends (a)	1,888,056

Total income	8,635,376

Expenses
Manager (See Note 3)	1,703,375
Distribution and service—Service Class (See Note 3)	430,809
Professional fees	54,518
Shareholder communication	49,474
Trustees	8,096
Custodian	5,813
Miscellaneous	10,394

Total expenses	2,262,479

Net investment income (loss)	6,372,897

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	20,170,327
Net change in unrealized appreciation (depreciation) on investments	(1,072,252)

Net realized and unrealized gain (loss) on investments	19,098,075

Net increase (decrease) in net assets resulting from operations	$25,470,972

(a)	Dividends recorded net of foreign withholding taxes in the amount of $547.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-99

Statements of Changes in Net Assets
for the six months ended June 30, 2011 (Unaudited) and the year ended December 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,372,897	$11,899,031
Net realized gain (loss) on investments	20,170,327	17,032,357
Net change in unrealized appreciation (depreciation) on investments	(1,072,252)	48,162,500

Net increase (decrease) in net assets resulting from operations	25,470,972	77,093,888

Dividends to shareholders:
From net investment income:
Initial Class	—	(5,449,793)
Service Class	—	(7,497,522)

Total dividends to shareholders	—	(12,947,315)

Capital share transactions:
Net proceeds from sale of shares	59,770,014	108,175,014
Net asset value of shares issued to shareholders in reinvestment of dividends	—	12,947,315
Cost of shares redeemed	(50,825,326)	(57,947,321)

Increase (decrease) in net assets derived from capital share transactions	8,944,688	63,175,008

Net increase (decrease) in net assets	34,415,660	127,321,581

Net Assets
Beginning of period	536,150,863	408,829,282

End of period	$570,566,523	$536,150,863

Undistributed net investment income at end of period	$18,265,533	$11,892,636

M-100 MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months
	ended
	June 30,		Year ended December 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$11.96		$10.45	$7.29	$13.98	$12.75	$11.82

Net investment income (loss)	0.15	(a)	0.30 (a)	0.38 (a)	0.27	0.28	0.22 (a)
Net realized and unrealized gain (loss) on investments	0.43		1.53	2.98	(5.13)	1.63	1.02

Total from investment operations	0.58		1.83	3.36	(4.86)	1.91	1.24

Less dividends and distributions:
From net investment income	—		(0.32)	(0.20)	(0.27)	(0.32)	(0.31)
From net realized gain on investments	—		—	—	(1.56)	(0.36)	—

Total dividends and distributions	—		(0.32)	(0.20)	(1.83)	(0.68)	(0.31)

Net asset value at end of period	$12.54		$11.96	$10.45	$7.29	$13.98	$12.75

Total investment return	4.85	%(b)(c)	17.86%	46.08%	(34.42%)	14.86%	10.44%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.39	%††	2.77%	4.30%	2.32%	1.64%	1.80%
Net expenses	0.65	%††	0.66%	0.66%	0.65%	0.62%	0.63%
Portfolio turnover rate	47%		83%	73%	107%	119%	76%
Net assets at end of period (in 000’s)	$208,653		$223,633	$181,366	$135,743	$242,925	$246,179

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-101

Financial Highlights selected per share data and ratios

	Service Class
	Six months
	ended
	June 30,		Year ended December 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$11.89		$10.39	$7.26	$13.92	$12.71	$11.80

Net investment income (loss)	0.13	(a)	0.27 (a)	0.36 (a)	0.25	0.18	0.19 (a)
Net realized and unrealized gain (loss) on investments	0.43		1.53	2.95	(5.11)	1.68	1.00

Total from investment operations	0.56		1.80	3.31	(4.86)	1.86	1.19

Less dividends and distributions:
From net investment income	—		(0.30)	(0.18)	(0.24)	(0.29)	(0.28)
From net realized gain on investments	—		—	—	(1.56)	(0.36)	—

Total dividends and distributions	—		(0.30)	(0.18)	(1.80)	(0.65)	(0.28)

Net asset value at end of period	$12.45		$11.89	$10.39	$7.26	$13.92	$12.71

Total investment return	4.71	%(b)(c)	17.56%	45.71%	(34.58%)	14.57%	10.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.15	%††	2.52%	4.03%	2.12%	1.39%	1.55%
Net expenses	0.90	%††	0.91%	0.91%	0.90%	0.87%	0.88%
Portfolio turnover rate	47%		83%	73%	107%	119%	76%
Net assets at end of period (in 000’s)	$361,913		$312,518	$227,463	$121,201	$157,565	$120,515

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

M-102 MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Flexible Bond Opportunities Portfolio
Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2011

	Since	Gross
	Inception	Expense
Class	(4/29/11)	Ratio[2]

Initial Class Shares	–0.87%	1.02%

Service Class Shares	–0.91	1.27

Since Inception
Benchmark Performance	(4/29/11)

Barclays Capital U.S. Aggregate Bond Index[3]	1.01%

Average Lipper Variable Products Global Income Portfolio[4]	0.06

1.	Performance figures reflect certain fee waivers, without which total returns may have been lower. These voluntary waivers may be discontinued at any time. For information on current fee waivers please refer to the notes to the financial statement.

2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Global Income Portfolio is representative of portfolios that state in their prospectus that they invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com    M-103

Cost in Dollars of a $1,000 Investment in MainStay VP Flexible Bond Opportunities Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from April 29, 2011 (commencement of operations), to June 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 29, 2011, to June 30, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period ended June 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	4/29/11[1]	6/30/11	Period[2]	6/30/11	Period[2]
Initial Class Shares[3]	$1,000.00	$991.30	$1.32	$1,007.30	$1.33

Service Class Shares[3]	$1,000.00	$990.90	$1.75	$1,006.90	$1.77

1.	Initial Class and Service Class shares commenced operations on April 29, 2011.

2.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.77% for Initial Class and 1.02% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 63 (to reflect the since-inception period). The table above represents the actual expenses incurred during the one-half year period.

3.	Expenses paid during the period reflect ongoing costs for the period from inception through June 30, 2011. Had these shares been offered for the full six-month period ended June 30, 2011, and had the Portfolio provided a hypothetical 5% annualized return, expenses paid during the period would have been $3.87 for Initial Class and $5.11 for Service Class and the ending account value would have been $1,024.60 for Initial Class and $1,019.70 for Service Class.

M-104    MainStay VP Flexible Bond Opportunities Portfolio

Portfolio Composition as of June 30, 2011 (Unaudited)

See Portfolio of Investments beginning on page M-107 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of June 30, 2011 (excluding short-term investment)

1.	United States Treasury Inflation Indexed Notes, 1.125%–1.25%, due 7/15/20–1/15/21
2.	Ally Financial, Inc., 7.50%–8.30%, due 2/12/15–9/15/20
3.	Ford Motor Credit Co. LLC, 8.00%, due 12/15/16
4.	CIT Group, Inc.
5.	Chesapeake Energy Corp.
6.	EGG Banking PLC, 6.875%–7.50%, due 12/29/21–5/29/49
7.	United States Treasury Bonds, 3.50%–3.875%, due 2/15/39–8/15/40
8.	MetroPCS Wireless, Inc., 3.952%–7.875%, due 5/18/18–9/1/18
9.	Hornbeck Offshore Services, Inc., 6.125%–8.00%, due 12/1/14–9/1/17
10.	Hertz Corp. (The), 6.75%–7.375%, due 4/15/19–1/15/21

mainstayinvestments.com    M-105

Portfolio Management Discussion and Analysis

Questions answered by Dan Roberts, PhD, Michael Kimble, Louis N. Cohen and Taylor Wagenseil of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP Flexible Bond Opportunities Portfolio perform relative to its peers and its benchmark from April 29, 2011, through June 30, 2011.

MainStay VP Flexible Bond Opportunities Portfolio commenced operations on April 29, 2011. From April 29, 2011, through June 30, 2011, Initial Class shares returned –0.87% and Service Class shares returned –0.91%. Both share classes underperformed the 0.06% return of the average Lipper1 Variable Products Global Income Portfolio and the 1.01% return of the Barclays Capital U.S. Aggregate Bond Index1 for the same period. The Barclays Capital U.S. Aggregate Bond Index is the Portfolio’s broad-based securities-market index.

What factors affected the Portfolio’s relative performance during the reporting period?

During the reporting period, renewed concerns over the European debt crisis coupled with slowing growth in the United States led investors to shy away from riskier assets. Instead, bond markets experienced a “flight to quality”—a general movement into securities perceived to have higher quality and lower risk—primarily into U.S. Treasurys. Because the Portfolio held an overweight position in credit and an underweight position in Treasury securities, this movement had a negative impact on the Portfolio’s relative performance. We believed the Portfolio’s positioning, which provided a higher yield than the benchmark, would lead to a better return profile. Since we perceived the flight to quality as a temporary economic “soft patch,” we didn’t feel a need to change the Portfolio’s positioning.

What was the Portfolio’s duration2 strategy during the reporting period?

The Portfolio’s duration was shorter than that of the Barclays Capital U.S. Aggregate Bond Index, in large part because of the Portfolio’s overweight position in high-yield corporate bonds, which tend to have shorter durations. These bonds also tend to have a low correlation to Treasurys, so they have a lower sensitivity to interest rates.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

In structuring the Portfolio since its inception, we viewed the Federal Reserve’s accommodative monetary policy and the market’s improved liquidity as positive signs for credit markets, specifically for high-yield bonds. We positioned the Portfolio for such a scenario by overweighting the high-yield sector relative to the benchmark. We also structured an overweight position in convertibles to give the Portfolio additional beta (or volatility in relation to the market as a whole). We believed that in a low interest-rate environment, investors would be willing to tolerate higher volatility in order to pursue higher returns. For similar reasons, we positioned the Portfolio with substantially underweight positions in Treasurys and agency mortgage securities.

During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?

From May 2, 2011, through June 30, 2011, the Portfolio’s overweight position in high-yield bonds had a negative impact on the Portfolio’s performance as investors flocked to the safety of Treasury securities amid slowing domestic growth. Though the Portfolio held substantially underweight positions in Treasury securities and investment-grade corporate bonds, both sectors were positive contributors to performance during the Portfolio’s brief reporting period.

Did the Portfolio make any significant purchases or sales during the reporting period?

Because the Portfolio is relatively new, all of its purchases were significant in establishing the Portfolio’s initial structure. Other than the initial structuring, however, there were no significant purchases or sales during the reporting period.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio’s weightings did not change meaningfully between the initial structuring of the Portfolio during the reporting period and the end of the reporting period.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2011, the Portfolio’s most substantially overweight positions relative to the Barclays Capital U.S. Aggregate Bond Index were in high-yield corporate bonds and convertibles. To a lesser degree the Portfolio held overweight positions in bank debt and non-dollar bonds.

As of the same date, the Portfolio’s most significant underweight positions relative to the Barclays Capital U.S. Aggregate Bond Index were in Treasurys, agency mortgages and investment-grade corporate bonds. The Portfolio also held less- substantially underweight positions in non-agency mortgages and commercial mortgage-backed securities.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indexes and other indexes and service providers mentioned in the reports.
2. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.N ot all Mai nSt ay VP P ort fol ios an d/ or s har e c las ses ar e av ail abl e u nde r al l po lic ies . Th e opi nion s exp res sed ar et hos e of the p ortf oli o man ager s as of th ed ate o ft his re por t an d are su bje ct to ch ang e. The re is no g uar ante e tha ta ny fo rec ast sw ill c ome to p ass. T his ma ter ial d oes no t co nst itu te inv est men t adv ice an d is not i nte nde da s an en dor seme nt of a ny spe cif ic in ves tmen t. In for mat ion a bou t Mai nSta y VP Fl exi ble B ond O ppo rtu nit ies P ort foli o on th is pa ge an d th e pre cedi ng pa ges h as not b een au dit ed.

M-106    MainStay VP Flexible Bond Opportunities Portfolio

Portfolio of Investments ††† June 30, 2011 (Unaudited)

	Principal
	Amount	Value
Long-Term Bonds 86.1%† Asset-Backed Securities 2.0%

Airlines 0.4%
American Airlines Pass-Through Trust Series 2001-1, Class A1 6.977%, due 11/23/22	$398,460	$340,684
Continental Airlines, Inc. Series 2004-ERJ1, Class A 9.558%, due 9/1/19	26,388	27,839
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 11/1/19	84,993	86,693
United Air Lines, Inc. Series 2009-2, Class A 9.75%, due 1/15/17	170,728	195,056

		650,272

Home Equity 1.2%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.246%, due 10/25/36 (a)	207,411	166,494
Citigroup Mortgage Loan Trust, Inc. Series 2007-AHL2, Class A3A 0.256%, due 5/25/37 (a)	139,110	124,447
Equifirst Loan Securitization Trust Series 2007-1, Class A2A 0.246%, due 4/25/37 (a)	63,597	59,448
First NLC Trust Series 2007-1, Class A1 0.256%, due 8/25/37 (a)(b)	130,458	70,970
GSAA Home Equity Trust Series 2006-14, Class A1 0.236%, due 9/25/36 (a)	261,074	117,383
Home Equity Loan Trust Series 2007-FRE1, Class 2AV1 0.316%, due 4/25/37 (a)	89,551	62,141
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.286%, due 4/25/37 (a)	193,865	167,110
JP Morgan Mortgage Acquisition Corp. Series 2007-HE1, Class AF1 0.286%, due 3/25/47 (a)	109,043	75,561
Master Asset Backed Securities Trust Series 2006-HE4, Class A1 0.236%, due 11/25/36 (a)	32,238	12,789
Merrill Lynch Mortgage Investors Trust Series 2007-MLN1, Class A2A 0.296%, due 3/25/37 (a)	257,724	182,174
Morgan Stanley ABS Capital I, Inc. Series 2006-HE6, Class A2B 0.286%, due 9/25/36 (a)	257,818	225,629
Series 2006-HE8, Class A2B 0.286%, due 10/25/36 (a)	87,035	57,475
Series 2007-HE4, Class A2A 0.296%, due 2/25/37 (a)	59,747	55,070
Series 2007-NC2, Class A2FP 0.336%, due 2/25/37 (a)	141,954	89,933
Renaissance Home Equity Loan Trust Series 2007-2, Class AF1 5.893%, due 6/25/37	212,349	140,797
Securitized Asset Backed Receivables LLC Trust Series 2007-BR4, Class A2A 0.276%, due 5/25/37 (a)	153,673	66,037
Soundview Home Equity Loan Trust
Series 2007-OPT1, Class 2A1 0.266%, due 6/25/37 (a)	271,210	228,486
Series 2006-EQ2, Class A2 0.296%, due 1/25/37 (a)	130,303	111,254

		2,013,198

Student Loans 0.4%
Keycorp Student Loan Trust Series 2000-A, Class A2 0.577%, due 5/25/29 (a)	740,767	674,691

Total Asset-Backed Securities (Cost $3,418,583)		3,338,161

Convertible Bonds 5.7%

Airlines 0.1%
AMR Corp. 6.25%, due 10/15/14	203,000	197,925

Auto Manufacturers 0.1%
Ford Motor Co. 4.25%, due 11/15/16	107,000	183,906

Auto Parts & Equipment 0.2%
ArvinMeritor, Inc. 4.00%, due 2/15/27	350,000	336,000

Biotechnology 0.3%
Amgen, Inc. 0.375%, due 2/1/13	76,000	76,665

†	Percentages indicated are based on Portfolio net assets.

X	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-107

Portfolio of Investments ††† June 30, 2011 (Unaudited) (continued)

	Principal
	Amount	Value
Convertible Bonds (continued)
Biotechnology (continued)

Gilead Sciences, Inc. 1.00%, due 5/1/14 (b)	$216,000	$241,380
Life Technologies Corp. 1.50%, due 2/15/24	2,000	2,295
3.25%, due 6/15/25	195,000	208,650

		528,990

Coal 0.2%
Alpha Appalachia Holdings, Inc. 3.25%, due 8/1/15	100,000	106,625
Peabody Energy Corp. 4.75%, due 12/15/66	232,000	284,780

		391,405

Computers 0.5%
EMC Corp. 1.75%, due 12/1/13	301,000	529,007
NetApp, Inc. 1.75%, due 6/1/13	80,000	136,700
SanDisk Corp. 1.50%, due 8/15/17	107,000	113,688

		779,395

Distribution & Wholesale 0.2%
WESCO International, Inc. 6.00%, due 9/15/29	155,000	323,175

Electronics 0.2%
TTM Technologies, Inc. 3.25%, due 5/15/15	223,000	282,374

Energy—Alternate Sources 0.3%
Covanta Holding Corp. 3.25%, due 6/1/14	445,000	507,856

Entertainment 0.2%
International Game Technology 3.25%, due 5/1/14	193,000	231,118

Food 0.0%‡
Spartan Stores, Inc. 3.375%, due 5/15/27	29,000	28,855

Health Care—Products 0.2%
Beckman Coulter, Inc. 2.50%, due 12/15/36	17,000	20,379
Teleflex, Inc. 3.875%, due 8/1/17	322,000	372,715

		393,094

Iron & Steel 0.6%
Allegheny Technologies, Inc. 4.25%, due 6/1/14	300,000	498,000
ArcelorMittal 5.00%, due 5/15/14	164,000	227,345
Steel Dynamics, Inc. 5.125%, due 6/15/14	167,000	199,982
United States Steel Corp. 4.00%, due 5/15/14	77,000	122,719

		1,048,046

Media 0.1%
Central European Media Enterprises, Ltd. 5.00%, due 11/15/15	104,000	92,560

Mining 0.1%
Alcoa, Inc. 5.25%, due 3/15/14	30,000	76,238

Miscellaneous—Manufacturing 0.5%
Danaher Corp. (zero coupon), due 1/22/21	196,000	302,575
Ingersoll-Rand Co. 4.50%, due 4/15/12	46,000	117,472
Textron, Inc. 4.50%, due 5/1/13	193,000	361,634

		781,681

Oil & Gas 0.2%
St. Mary Land & Exploration Co. 3.50%, due 4/1/27	242,000	342,430
Transocean, Inc. Series C 1.50%, due 12/15/37	28,000	27,580

		370,010

Oil & Gas Services 0.4%
Cameron International Corp. 2.50%, due 6/15/26	159,000	228,364
Core Laboratories, L.P. 0.25%, due 10/31/11	195,000	476,043

		704,407

Pharmaceuticals 0.1%
Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	185,000	207,431

Real Estate Investment Trusts 0.1%
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (b)	185,000	215,756

M-108 MainStay VP Flexible Bond Opportunities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Convertible Bonds (continued)

Semiconductors 0.4%
Microchip Technology, Inc. 2.125%, due 12/15/37	$115,000	$157,119
Novellus Systems, Inc. 2.625%, due 5/15/41 (b)	135,000	143,775
ON Semiconductor Corp. 2.625%, due 12/15/26	223,000	271,224

		572,118

Software 0.1%
Microsoft Corp. (zero coupon), due 6/15/13 (b)	55,000	56,513
SYNNEX Corp. 4.00%, due 5/15/18	115,000	146,337

		202,850

Telecommunications 0.6%
Alcatel-Lucent USA, Inc. 2.875%, due 6/15/25	175,000	171,500
Anixter International, Inc. 1.00%, due 2/15/13	211,000	251,354
Ciena Corp. 4.00%, due 3/15/15 (b)	100,000	119,625
Ixia 3.00%, due 12/15/15 (b)	14,000	14,280
Leap Wireless International, Inc. 4.50%, due 7/15/14	1,000	951
SBA Communications Corp. 1.875%, due 5/1/13	357,000	394,039

		951,749

Total Convertible Bonds (Cost $9,331,113)		9,406,939

Corporate Bonds 60.1%

Advertising 0.4%
Lamar Media Corp. 6.625%, due 8/15/15	170,000	172,550
Series C 6.625%, due 8/15/15	185,000	187,081
7.875%, due 4/15/18	250,000	261,875

		621,506

Aerospace & Defense 2.2%
Alliant Techsystems, Inc. 6.875%, due 9/15/20	1,200,000	1,248,000
BE Aerospace, Inc. 6.875%, due 10/1/20 (c)	720,000	754,200
Ducommun, Inc. 9.75%, due 7/15/18 (b)	800,000	822,000
TransDigm, Inc. 7.75%, due 12/15/18 (b)	785,000	824,250

		3,648,450

Agriculture 0.7%
Bunge, Ltd. Finance Corp. 8.50%, due 6/15/19 (c)	1,015,000	1,237,410

Airlines 1.7%
Continental Airlines, Inc. 7.875%, due 1/2/20	144,744	144,382
9.798%, due 4/1/21	175,806	183,717
Delta Air Lines, Inc. Series 2011-1 Class A Pass Through Trust 5.30%, due 4/15/19	370,000	370,000
Series 2010-1 Class A Pass Through Trust 6.20%, due 7/2/18	99,818	104,002
Series 2010-2, Class B Pass Through Trust 6.75%, due 5/23/17	563,000	540,480
12.25%, due 3/15/15 (b)	511,000	565,933
U.S. Airways Group, Inc. Series A 6.25%, due 4/22/23	600,000	582,000
United Air Lines, Inc. 9.875%, due 8/1/13 (b)	250,000	262,500

		2,753,014

Auto Manufacturers 0.4%
Ford Motor Co. 6.625%, due 10/1/28	51,000	49,999
Navistar International Corp. 8.25%, due 11/1/21	544,000	582,080

		632,079

Auto Parts & Equipment 1.2%
Goodyear Tire & Rubber Co. (The) 8.25%, due 8/15/20	800,000	864,000
Pinafore LLC/Pinafore, Inc. 9.00%, due 10/1/18 (b)	600,000	646,500
Pittsburgh Glass Works LLC 8.50%, due 4/15/16 (b)	440,000	452,100

		1,962,600

Banks 4.3%
X Ally Financial, Inc. 7.50%, due 9/15/20	1,796,000	1,876,820
8.30%, due 2/12/15	129,000	144,157
BAC Capital Trust XIV 5.63%, due 9/29/49 (a)	148,000	110,075
Bank of America Corp. 5.625%, due 7/1/20	810,000	836,335

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-109

Portfolio of Investments ††† June 30, 2011 (Unaudited) (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)
Banks (continued)

X CIT Group, Inc. 7.00%, due 5/1/15	$205	$205
7.00%, due 5/1/16	905	902
7.00%, due 5/2/16 (b)	75,000	74,719
7.00%, due 5/1/17	180	180
7.00%, due 5/2/17 (b)	1,710,000	1,705,725
Discover Bank/Greenwood DE 7.00%, due 4/15/20	555,000	616,433
JPMorgan Chase & Co. 7.90%, due 4/29/49 (a)	500,000	537,045
PNC Funding Corp. 5.625%, due 2/1/17	495,000	545,048
Whitney National Bank 5.875%, due 4/1/17	550,000	553,049

		7,000,693

Beverages 0.6%
Constellation Brands, Inc. 7.25%, due 9/1/16	900,000	983,250

Building Materials 1.5%
Associated Materials LLC 9.125%, due 11/1/17 (b)	277,000	276,308
Boise Cascade LLC 7.125%, due 10/15/14	796,000	788,040
Texas Industries, Inc. 9.25%, due 8/15/20	615,000	595,012
USG Corp. 6.30%, due 11/15/16	280,000	246,400
9.75%, due 1/15/18	582,000	573,270

		2,479,030

Chemicals 2.8%
Chevron Phillips Chemical Co. LLC 8.25%, due 6/15/19 (b)	324,000	401,700
Dow Chemical Co. (The) 8.55%, due 5/15/19	246,000	317,203
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC 8.875%, due 2/1/18 (c)	877,000	912,080
Huntsman International LLC 5.50%, due 6/30/16	162,000	159,368
7.375%, due 1/1/15	277,000	283,233
8.625%, due 3/15/20	700,000	763,000
Momentive Performance Materials, Inc. 9.00%, due 1/15/21	610,000	622,200
Nalco Co. 6.625%, due 1/15/19 (b)	877,000	898,925
Vertellus Specialties, Inc. 9.375%, due 10/1/15 (b)	231,000	239,085

		4,596,794

Coal 1.2%
Alpha Natural Resources, Inc. 6.00%, due 6/1/19 (c)	575,000	573,562
Arch Coal, Inc. 7.25%, due 10/1/20	370,000	376,475
8.75%, due 8/1/16	250,000	271,250
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp. 8.25%, due 12/15/17 (c)	763,000	816,410

		2,037,697

Commercial Services 2.9%
Aramark Corp. 8.50%, due 2/1/15	166,000	172,433
Aramark Holdings Corp. 8.625%, due 5/1/16 (b)(d)	775,000	788,562
Avis Budget Car Rental LLC 8.25%, due 1/15/19	277,000	280,463
9.625%, due 3/15/18	375,000	400,312
Ford Holdings LLC 9.30%, due 3/1/30	28,000	34,582
Geo Group, Inc. (The) 6.625%, due 2/15/21 (b)	277,000	274,923
X Hertz Corp. (The)
6.75%, due 4/15/19 (b)	942,000	932,580
7.375%, due 1/15/21 (b)	370,000	376,475
Iron Mountain, Inc. 8.375%, due 8/15/21	327,000	343,350
Stewart Enterprises, Inc. 6.50%, due 4/15/19 (b)	370,000	369,537
United Rentals North America, Inc. 9.25%, due 12/15/19	791,000	858,235

		4,831,452

Computers 0.6%
SunGard Data Systems, Inc. 7.375%, due 11/15/18	500,000	500,000
7.625%, due 11/15/20	325,000	328,250
10.25%, due 8/15/15	128,000	132,480

		960,730

Diversified Financial Services 0.4%
GE Capital Trust IV Series Reg S 4.625%, due 9/15/66 (a)	€277,000	360,518
General Electric Capital Corp. 6.50%, due 9/15/67 (a)	£185,000	292,462

		652,980

M-110 MainStay VP Flexible Bond Opportunities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)

Electric 1.4%
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.00%, due 12/1/20	$800,000	$853,168
Great Plains Energy, Inc. 4.85%, due 6/1/21	650,000	652,082
NRG Energy, Inc. 8.50%, due 6/15/19	630,000	652,050
Wisconsin Energy Corp. 6.25%, due 5/15/67 (a)	189,000	190,181

		2,347,481

Entertainment 1.1%
Isle of Capri Casinos, Inc. 7.00%, due 3/1/14	200,000	198,250
7.75%, due 3/15/19 (b)	450,000	454,500
Mohegan Tribal Gaming Authority 6.125%, due 2/15/13	185,000	153,550
Pinnacle Entertainment, Inc. 7.50%, due 6/15/15	937,000	953,397

		1,759,697

Environmental Controls 0.1%
EnergySolutions, Inc./EnergySolutions LLC 10.75%, due 8/15/18	125,000	131,875

Finance—Auto Loans 1.1%
X Ford Motor Credit Co. LLC 8.00%, due 12/15/16	1,650,000	1,855,402

Finance—Consumer Loans 1.2%
American General Finance Corp. 3.25%, due 1/16/13	138,000	188,984
HSBC Finance Capital Trust IX 5.911%, due 11/30/35 (a)	500,000	472,500
SLM Corp. 4.75%, due 3/17/14	€185,000	262,849
6.25%, due 1/25/16	$92,000	95,450
8.00%, due 3/25/20	492,000	528,312
8.45%, due 6/15/18	250,000	274,403
Springleaf Finance Corp. 6.90%, due 12/15/17	108,000	99,090

		1,921,588

Finance—Credit Card 0.7%
American Express Co. 6.80%, due 9/1/66 (a)(c)	486,000	499,365
Capital One Capital III 7.686%, due 8/1/66	703,000	718,818

		1,218,183

Finance—Other Services 0.3%
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp. 7.75%, due 1/15/16	495,000	507,994

Food 1.0%
Kraft Foods, Inc. 6.50%, due 8/11/17	1,100,000	1,293,128
Smithfield Foods, Inc. 7.75%, due 7/1/17	400,000	415,000

		1,708,128

Forest Products & Paper 0.7%
Boise Paper Holdings LLC/Boise Finance Co. 9.00%, due 11/1/17	710,000	772,125
Domtar Corp. 10.75%, due 6/1/17	166,000	216,008
International Paper Co. 7.30%, due 11/15/39	157,000	170,799

		1,158,932

Health Care—Products 0.2%
Alere, Inc. 8.625%, due 10/1/18	277,000	282,540

Health Care—Services 0.4%
HCA, Inc. 6.50%, due 2/15/16	582,000	592,185

Home Builders 1.6%
Beazer Homes USA, Inc. 8.125%, due 6/15/16	186,000	163,215
K Hovnanian Enterprises, Inc. 10.625%, due 10/15/16	898,000	895,755
Lennar Corp. 6.95%, due 6/1/18	46,000	44,620
MDC Holdings, Inc. 5.625%, due 2/1/20	157,000	153,010
Meritage Homes Corp. 6.25%, due 3/15/15	444,000	437,340
Standard Pacific Corp. 8.375%, due 5/15/18	885,000	877,256

		2,571,196

Household Products & Wares 1.1%
ACCO Brands Corp. 7.625%, due 8/15/15	500,000	497,500
Jarden Corp. 7.50%, due 5/1/17	325,000	337,594
7.50%, due 1/15/20	277,000	288,080

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-111

Portfolio of Investments ††† June 30, 2011 (Unaudited) (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)
Household Products & Wares (continued)

Reynolds Group Issuer, Inc. 8.50%, due 10/15/16 (b)	$138,000	$143,865
8.75%, due 5/15/18 (b)	625,000	614,062

		1,881,101

Housewares 0.4%
Libbey Glass, Inc. 10.00%, due 2/15/15	575,000	623,875

Insurance 1.3%
Allstate Corp. (The) 6.50%, due 5/15/67 (a)	162,000	161,595
American International Group, Inc. 4.875%, due 3/15/67 (a)	€750,000	878,247
Series A2 5.75%, due 3/15/67 (a)	£50,000	67,809
Farmers Exchange Capital 7.20%, due 7/15/48 (b)	$137,000	137,871
Hartford Financial Services Group, Inc. (The) 6.10%, due 10/1/41	143,000	136,562
Liberty Mutual Group, Inc. 7.80%, due 3/15/37 (b)	102,000	101,745
10.75%, due 6/15/88 (a)(b)	212,000	281,430
Lincoln National Corp. 7.00%, due 5/17/66 (a)	157,000	157,283
Pacific Life Insurance Co. 9.25%, due 6/15/39 (b)	46,000	59,948
Progressive Corp. (The) 6.70%, due 6/15/67 (a)	138,000	143,354

		2,125,844

Iron & Steel 1.0%
AK Steel Corp. 7.625%, due 5/15/20	800,000	820,000
Allegheny Ludlum Corp. 6.95%, due 12/15/25	157,000	172,738
United States Steel Corp. 7.00%, due 2/1/18	650,000	656,500

		1,649,238

Leisure Time 0.1%
Harley-Davidson Funding Corp. 6.80%, due 6/15/18 (b)	92,000	103,978

Lodging 0.6%
MGM Mirage, Inc. 7.50%, due 6/1/16	43,000	40,850
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.75%, due 8/15/20	900,000	977,625

		1,018,475

Machinery—Construction & Mining 0.7%
Terex Corp. 8.00%, due 11/15/17	1,068,000	1,094,700

Machinery—Diversified 1.0%
Briggs & Stratton Corp. 6.875%, due 12/15/20	800,000	848,000
CNH America LLC 7.25%, due 1/15/16	748,000	814,385

		1,662,385

Media 2.2%
CCO Holdings LLC/CCO Holdings Capital Corp. 7.00%, due 1/15/19	222,000	228,660
7.25%, due 10/30/17	500,000	518,125
Cequel Communications Holdings/LLC and Cequel Capital Corp. 8.625%, due 11/15/17 (b)	212,000	220,480
Clear Channel Communications, Inc. 9.00%, due 3/1/21 (b)	1,300,000	1,244,750
COX Communications, Inc. 6.95%, due 6/1/38 (b)	509,000	573,420
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 4.60%, due 2/15/21	648,000	651,072
DISH DBS Corp. 7.125%, due 2/1/16	185,000	195,175

		3,631,682

Metal Fabricate & Hardware 0.3%
Mueller Water Products, Inc. 8.75%, due 9/1/20	508,000	549,910

Mining 1.2%
Alcoa, Inc. 6.15%, due 8/15/20	324,000	343,240
Aleris International, Inc. 7.625%, due 2/15/18 (b)	924,000	921,690
Century Aluminum Co. 8.00%, due 5/15/14	500,000	516,875
Freeport-McMoRan Copper & Gold, Inc. 8.375%, due 4/1/17	179,000	195,558

		1,977,363

M-112 MainStay VP Flexible Bond Opportunities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)

Miscellaneous—Manufacturing 1.6%
American Railcar Industries, Inc. 7.50%, due 3/1/14	$260,000	$265,850
Amsted Industries, Inc. 8.125%, due 3/15/18 (b)	1,000,000	1,050,000
GE Capital Trust I 6.375%, due 11/15/67 (a)	475,000	486,281
Polypore International, Inc. 7.50%, due 11/15/17	185,000	195,638
SPX Corp. 6.875%, due 9/1/17 (b)	585,000	625,950

		2,623,719

Office Furnishings 0.4%
Interface, Inc. 7.625%, due 12/1/18	576,000	599,040

Oil & Gas 5.5%
Berry Petroleum Co. 6.75%, due 11/1/20 (c)	752,000	755,760
X Chesapeake Energy Corp. 6.625%, due 8/15/20 (c)	555,000	584,138
6.875%, due 8/15/18	600,000	630,000
Concho Resources, Inc./Midland TX 6.50%, due 1/15/22	500,000	501,250
7.00%, due 1/15/21	623,000	644,805
Denbury Resources, Inc. 6.375%, due 8/15/21	185,000	185,000
8.25%, due 2/15/20	525,000	572,250
Frontier Oil Corp. 6.875%, due 11/15/18	129,000	136,095
Hilcorp Energy I, L.P./Hilcorp Finance Co. 7.625%, due 4/15/21 (b)	277,000	289,465
Linn Energy LLC/Linn Energy Finance Corp. 6.50%, due 5/15/19 (b)	850,000	841,500
7.75%, due 2/1/21 (b)	185,000	192,400
Nabors Industries, Inc. 5.00%, due 9/15/20	1,222,000	1,236,464
Range Resources Corp. 5.75%, due 6/1/21	150,000	147,375
8.00%, due 5/15/19	383,000	415,555
Swift Energy Co. 7.125%, due 6/1/17	500,000	506,250
8.875%, due 1/15/20	92,000	98,440
Tesoro Corp. 6.50%, due 6/1/17	650,000	663,000
Valero Energy Corp. 6.125%, due 2/1/20	509,000	559,358

		8,959,105

Oil & Gas Services 1.6%
Basic Energy Services, Inc. 7.75%, due 2/15/19 (b)	625,000	628,125
Dresser-Rand Group, Inc. 6.50%, due 5/1/21 (b)	293,000	301,790
Helix Energy Solutions Group, Inc. 9.50%, due 1/15/16 (b)	370,000	381,100
X Hornbeck Offshore Services, Inc. Class B 6.125%, due 12/1/14	129,000	127,710
8.00%, due 9/1/17	1,185,000	1,193,887

		2,632,612

Packaging & Containers 1.0%
Ball Corp. 6.75%, due 9/15/20 (c)	277,000	293,966
Crown Americas LLC/Crown Americas Capital Corp. III 6.25%, due 2/1/21 (b)	370,000	373,700
Owens-Illinois, Inc. 7.80%, due 5/15/18	882,000	952,560

		1,620,226

Pharmaceuticals 0.3%
Mylan, Inc. 7.625%, due 7/15/17	400,000	436,000

Pipelines 2.5%
Energy Transfer Partners, L.P. 4.65%, due 6/1/21	750,000	733,747
MarkWest Energy Partners, L.P./MarkWest Energy Finance Corp. 6.75%, due 11/1/20	752,000	767,040
Panhandle Eastern Pipeline Co., L.P. 8.125%, due 6/1/19	463,000	559,566
Plains All American Pipeline, L.P./PAA Finance Corp. 5.00%, due 2/1/21	463,000	470,801
Regency Energy Partners, L.P./Regency Energy Finance Corp. 6.875%, due 12/1/18	650,000	672,750
Targa Resources Partners, L.P./Targa Resources Partners Finance Corp. 7.875%, due 10/15/18 (b)	800,000	844,000

		4,047,904

Real Estate Investment Trusts 0.4%
Host Hotels & Resorts, L.P. 5.875%, due 6/15/19 (b)	750,000	750,938

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-113

Portfolio of Investments ††† June 30, 2011 (Unaudited) (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)

Retail 1.4%
AmeriGas Partners, L.P./AmeriGas Finance Corp. 6.50%, due 5/20/21	$352,000	$355,520
CVS Caremark Corp. 4.75%, due 5/18/20	555,000	576,172
Ferrellgas L.P./Ferrellgas Finance Corp. 9.125%, due 10/1/17	134,000	143,882
Ferrellgas Partners, L.P./Ferrellgas Partners Finance Corp. 8.625%, due 6/15/20	475,000	501,125
Inergy LP/Inergy Finance Corp. 7.00%, due 10/1/18	745,000	752,450

		2,329,149

Semiconductors 0.5%
Freescale Semiconductor, Inc. 9.25%, due 4/15/18 (b)	716,000	771,490

Software 0.4%
Fidelity National Information Services, Inc. 7.625%, due 7/15/17	576,000	611,280

Telecommunications 2.9%
CommScope, Inc. 8.25%, due 1/15/19 (b)	870,000	896,100
Crown Castle International Corp. 7.125%, due 11/1/19	555,000	584,137
EH Holding Corp. 7.625%, due 6/15/21 (b)	923,000	941,460
Frontier Communications Corp. 8.50%, due 4/15/20	236,000	257,240
X MetroPCS Wireless, Inc. 7.875%, due 9/1/18	314,000	332,448
Nextel Communications, Inc. 5.95%, due 3/15/14	870,000	868,912
Sprint Capital Corp. 6.90%, due 5/1/19	738,000	760,140
Viasat, Inc. 8.875%, due 9/15/16	120,000	127,200

		4,767,637

Toys, Games & Hobbies 0.3%
Hasbro, Inc. 6.30%, due 9/15/17	395,000	447,195

Transportation 0.7%
PHI, Inc. 8.625%, due 10/15/18	151,000	157,795
RailAmerica, Inc. 9.25%, due 7/1/17	866,000	950,435

		1,108,230

Total Corporate Bonds (Cost $99,974,558)		98,475,962

Foreign Bonds 1.5%

El Salvador 0.0%‡
Republic of El Salvador 7.65%, due 6/15/35	37,000	38,295
8.25%, due 4/10/32 (b)	37,000	41,347

		79,642

Germany 0.1%
IKB Deutsche Industriebank A.G. 4.50%, due 7/9/13	€166,000	190,173

United Kingdom 1.4%
X EGG Banking PLC 6.875%, due 12/29/21 (a)	£120,000	187,557
7.50%, due 5/29/49 (a)	853,000	1,333,207
HSH Nordbank A.G. 4.375%, due 2/14/17 (a)	€138,000	145,187
Northern Rock Asset Management PLC 9.375%, due 10/17/21	£185,000	255,348
Rexam PLC 6.75%, due 6/29/67 (a)	€222,000	312,275

		2,233,574

Total Foreign Bonds (Cost $2,564,140)		2,503,389

Loan Assignments & Participations 2.4% (e)

Commercial Services 0.6%
KAR Auction Services , Inc. Term Loan B 5.00%, due 5/19/17	1,000,000	1,001,875

Finance—Consumer Loans 0.6%
Springleaf Finance Corp. Term Loan 5.50%, due 5/10/17	1,000,000	978,958

Retail 0.6%
Neiman Marcus Group, Inc. (The) New Term Loan 4.75%, due 5/16/18	1,000,000	986,364

M-114 MainStay VP Flexible Bond Opportunities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Loan Assignments & Participations (continued)

Telecommunications 0.6%
X MetroPCS Wireless, Inc. Incremental Term Loan B3 3.952%, due 5/18/18	$997,498	$993,757

Total Loan Assignments & Participations (Cost $3,985,227)		3,960,954

Mortgage-Backed Securities 0.2%

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.2%
Banc of America Commercial Mortgage, Inc. Series 2005-J, Class 1A1 3.072%, due 11/25/35 (f)	135,799	107,845
Series 2005-5, Class A2 5.001%, due 10/10/45	3,013	3,014
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (a)	95,890	91,342
WaMu Mortgage Pass Through Certificates Series 2006-AR14, Class 1A1 5.387%, due 11/25/36 (f)	76,905	67,608
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A2 3.149%, due 7/25/36 (f)	77,012	61,982

Total Mortgage-Backed Securities (Cost $337,996)		331,791

Municipal Bonds 0.3%

New York 0.2%
New York City Industrial Development Agency Special Facilities Revenue Series A 8.00%, due 8/1/12	320,000	329,949

Oklahoma 0.1%
Tulsa, Okla, Municipal Airport Trust Revenue Series A 7.75%, due 6/1/35	160,000	165,320

Total Municipal Bonds (Cost $492,042)		495,269

U.S. Government & Federal Agencies 3.6%

Federal National Mortgage Association 0.1%
4.625%, due 5/1/13	210,000	224,169

X United States Treasury Bonds 0.8%
3.50%, due 2/15/39	105,500	90,598
3.875%, due 8/15/40	1,351,900	1,237,834

		1,328,432

United States Treasury Notes 0.1%
2.375%, due 10/31/14	27,700	28,970
4.75%, due 8/15/17	14,800	17,022
4.875%, due 8/15/16	50,000	57,641

		103,633

X United States Treasury Inflation Indexed Notes 2.6%
1.125%, due 1/15/21	2,569,775	2,668,552
1.25%, due 7/15/20	1,527,619	1,615,933

		4,284,485

Total U.S. Government & Federal Agencies (Cost $5,954,758)		5,940,719

Yankee Bonds 10.3% (g)

Banks 0.9%
Barclays Bank PLC 5.14%, due 10/14/20	463,000	439,115
Mizuho Capital Investment, Ltd. 14.95%, due 12/31/49 (a)(b)	248,000	312,666
Royal Bank of Scotland Group PLC 6.40%, due 10/21/19	194,000	199,269
Royal Bank of Scotland PLC (The) 6.125%, due 1/11/21	463,000	474,628

		1,425,678

Building Materials 0.2%
Holcim U.S. Finance Sarl & Cie SCS 6.00%, due 12/30/19 (b)	370,000	395,376

Electric 1.1%
Intergen N.V. 9.00%, due 6/30/17 (b)	755,000	798,412
PPL WEM Holdings PLC 3.90%, due 5/1/16 (b)	1,000,000	1,026,182

		1,824,594

Engineering & Construction 0.7%
BAA Funding, Ltd. 4.875%, due 7/15/21 (b)	1,100,000	1,071,623

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-115

Portfolio of Investments ††† June 30, 2011 (Unaudited) (continued)

	Principal
	Amount	Value
Yankee Bonds (continued)

Forest Products & Paper 0.1%
Norske Skogindustrier A.S.A. 7.125%, due 10/15/33 (b)	$185,000	$128,113

Insurance 0.3%
ING Groep N.V. 5.775%, due 12/29/49 (a)	185,000	170,200
Oil Insurance, Ltd. 3.228%, due 12/29/49 (a)(b)	148,000	135,524
Swiss Re Capital I, L.P. 6.854%, due 5/29/49 (a)(b)	129,000	124,031

		429,755

Iron & Steel 0.5%
APERAM 7.375%, due 4/1/16 (b)	740,000	743,700

Leisure Time 0.4%
Royal Caribbean Cruises, Ltd. 7.25%, due 3/15/18	600,000	640,500

Machinery—Construction & Mining 0.2%
Boart Longyear Management Pty, Ltd. 7.00%, due 4/1/21 (b)	364,000	372,190

Mining 3.1%
FMG Resources August 2006 Pty, Ltd. 6.875%, due 2/1/18 (b)	400,000	406,000
Novelis, Inc. 8.375%, due 12/15/17	766,000	817,705
8.75%, due 12/15/20	277,000	299,160
Rio Tinto Finance USA, Ltd. 9.00%, due 5/1/19	526,000	696,971
Teck Resources, Ltd. 9.75%, due 5/15/14	750,000	907,862
10.75%, due 5/15/19	300,000	379,125
Vedanta Resources PLC 8.25%, due 6/7/21 (b)	940,000	947,050
Xstrata Finance Canada, Ltd. 5.80%, due 11/15/16 (b)	574,000	642,817

		5,096,690

Oil & Gas 1.8%
Compton Petroleum Finance Corp. 10.00%, due 9/15/17	95,000	68,875
ENI S.p.A. 4.15%, due 10/1/20 (b)	370,000	351,726
MEG Energy Corp. 6.50%, due 3/15/21 (b)	1,023,000	1,028,115
OGX Petroleo e Gas Participacoes S.A. 8.50%, due 6/1/18 (b)	770,000	791,945
Precision Drilling Corp. 6.625%, due 11/15/20	770,000	779,625

		3,020,286

Oil & Gas Services 0.5%
Cie Generale de Geophysique—Veritas 6.50%, due 6/1/21 (b)	200,000	193,000
9.50%, due 5/15/16	600,000	655,500

		848,500

Telecommunications 0.1%
Intelsat Luxembourg S.A. 11.25%, due 2/4/17	185,000	198,644

Transportation 0.4%
CHC Helicopter S.A. 9.25%, due 10/15/20 (b)	675,000	609,188

Total Yankee Bonds (Cost $17,044,534)		16,804,837

Total Long-Term Bonds (Cost $143,102,951)		141,258,021

	Shares
Common Stocks 0.9%

Auto Manufacturers 0.4%
General Motors Co. (h)	20,270	615,397

Banks 0.5%
X CIT Group, Inc.(h)	1,475	65,283
Citigroup, Inc.	16,000	666,240

		731,523

Building Materials 0.0%‡
Nortek, Inc.(h)	50	1,800
U.S. Concrete, Inc.(h)(i)	4,455	38,981
		40,781

Total Common Stocks (Cost $1,402,287)		1,387,701

M-116 MainStay VP Flexible Bond Opportunities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Convertible Preferred Stocks 2.4%

Auto Manufacturers 0.1%
General Motors Co. 4.75%	3,450	$168,153

Auto Parts & Equipment 0.1%
Goodyear Tire & Rubber Co. (The) 5.88%	2,400	133,488

Banks 0.6%
Bank of America Corp. 7.250% Series L	300	300,360
Citigroup, Inc. 7.500%	3,600	432,540
Wells Fargo & Co. 7.500% Series L	300	318,000

		1,050,900

Diversified Financial Services 0.4%
SG Preferred Capital II LLC (a)(b) 6.30%	625	609,570

Hand & Machine Tools 0.1%
Stanley Black & Decker, Inc. 4.75%	2,000	243,340

Insurance 0.2%
Hartford Financial Services Group, Inc. 7.250%	6,600	171,996
MetLife, Inc. 5.000%	1,525	125,706

		297,702

Media 0.1%
Nielsen Holdings N.V. 6.25%	1,900	117,444

Oil & Gas 0.6%
Apache Corp. 6.000%	8,900	586,688
X Chesapeake Energy Corp. (b) 5.750%	300	378,819

		965,507

Telecommunications 0.2%
Crown Castle International Corp. 6.25%	5,800	339,300

Total Convertible Preferred Stocks (Cost $3,896,568)		3,925,404

	Number of
	Warrants	Value
Warrants 0.2%

Auto Manufacturers 0.2%
General Motors Co.
Strike Price $10.00 Expires 7/10/16 (h)	7,425	$158,895
Strike Price $18.33 Expires 7/10/19 (h)	7,425	118,280

		277,175

Total Warrants (Cost $299,155)		277,175

	Principal
	Amount
Short-Term Investment 23.9%

Repurchase Agreement 23.9%
State Street Bank and Trust Co. 0.01%, dated 6/30/11 due 7/1/11 Proceeds at Maturity $39,211,771 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 4/30/16, with a Principal Amount of $39,130,000 and a Market Value of $39,996,456)	$39,211,760	39,211,760

Total Short-Term Investment (Cost $39,211,760)		39,211,760

Total Investments, Before Investments Sold Short (Cost $187,912,721) (j)	113.5%	186,060,061

Long-Term Bonds Sold Short (0.9%) Corporate Bond Sold Short (0.9%)

Mining (0.9%)
Vulcan Materials Co. 7.50%, due 6/15/21	(1,500,000)	(1,498,017)

Total Investments Sold Short (Proceeds $1,484,452)	(0.9)%	(1,498,017)

Total Investments, Net of Investments Sold Short (Cost $186,428,269)	112.6	184,562,044
Other Assets, Less Liabilities	(12.6)	(20,708,036)
Net Assets	100.0%	$163,854,008

†††	On a daily basis New York Life Investments confirms that the value of the Portfolio’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options)
‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-117

Portfolio of Investments ††† June 30, 2011 (Unaudited) (continued)

(a)	Floating rate—Rate shown is the rate in effect at June 30, 2011.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(c)	Security, or a portion thereof, is maintained in a segregated account at the Portfolio’s custodian as collateral for securities sold short (See Note 2(J)).
(d)	PIK (“Payment in Kind”)—interest or dividend payment is made with additional securities.
(e)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate(s) in effect at June 30, 2011. Floating Rate Loans are generally considered restrictive in that the Portfolio is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.
(f)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect at June 30, 2011.
(g)	Yankee Bond—dollar-denominated bond issued in the United States by a foreign bank or corporation.
(h)	Non-income producing security.
(i)	Illiquid security—The total market value of this security at June 30, 2011 is $38,981, which represents less than one-tenth of a percent of the Portfolio’s net assets.
(j)	At June 30, 2011, cost is $187,912,721 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$320,508
Gross unrealized depreciation	(2,173,168)

Net unrealized depreciation	$(1,852,660)

The following abbreviations are used in the above portfolio:
€—Euro
£—British Pound Sterling

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$3,338,161	$—	$3,338,161
Convertible Bonds	—	9,406,939	—	9,406,939
Corporate Bonds	—	98,475,962	—	98,475,962
Foreign Bonds	—	2,503,389	—	2,503,389
Loan Assignments & Participations	—	3,960,954	—	3,960,954
Mortgage-Backed Securities	—	331,791	—	331,791
Municipal Bonds	—	495,269	—	495,269
U.S. Government & Federal Agencies	—	5,940,719	—	5,940,719
Yankee Bonds	—	16,804,837	—	16,804,837

Total Long-Term Bonds	—	141,258,021	—	141,258,021

Common Stocks	1,387,701	—	—	1,387,701
Convertible Preferred Stocks	3,925,404	—	—	3,925,404
Warrants	277,175	—	—	277,175
Short-Term Investment
Repurchase Agreement	—	39,211,760	—	39,211,760

Total Investments in Securities	$5,590,280	$180,469,781	$—	$186,060,061

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	21,001	—	21,001

Total Investments in Securities and Other Financial Instruments	$5,590,280	$180,490,782	$—	$186,081,062

M-118 MainStay VP Flexible Bond Opportunities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Liability Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities Sold Short
Long-Term Bonds Sold Short
Corporate Bonds Sold Short	$—	$(1,498,017)	$—	$(1,498,017)

Total Long-Term Bonds Sold Short	—	(1,498,017)	—	(1,498,017)

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	(40,357)	—	(40,357)

Total Investments in Securities Sold Short and Other Financial Instruments	$—	$(1,538,374)	$—	$(1,538,374)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the table of foreign currency forward contracts. (See Note 6)

For the period ended June 30, 2011, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At June 30, 2011, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-119

Statement of Assets and Liabilities as of June 30, 2011 (Unaudited)

Assets
Investment in securities, at value (identified cost $148,700,961)	$146,848,301
Repurchase agreement, at value (identified cost $39,211,760)	39,211,760
Cash denominated in foreign currencies (identified cost $21,702)	21,731
Cash	2,502
Receivables:
Dividends and interest	2,154,523
Fund shares sold	730,136
Investment securities sold	35,340
Unrealized appreciation on foreign currency forward contracts	21,001

Total assets	189,025,294

Liabilities
Investments sold short (proceeds $1,484,452)	1,498,017
Payables:
Investment securities purchased	23,520,148
Manager (See Note 3)	72,838
Professional fees	14,163
Shareholder communication	5,338
Interest on investments sold short	5,314
Broker fees and charges on short sales	3,107
Custodian	2,686
NYLIFE Distributors (See Note 3)	1,504
Trustees	388
Fund shares redeemed	101
Accrued expenses	7,325
Unrealized depreciation on foreign currency forward contracts	40,357

Total liabilities	25,171,286

Net assets	$163,854,008

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$16,538
Additional paid-in capital	165,025,465

165,042,003
Undistributed net investment income	736,379
Accumulated net realized gain (loss) on investments and foreign currency transactions	(37,901)
Net unrealized depreciation (depreciation) on investments	(1,852,660)
Net unrealized appreciation (depreciation) on investments sold short	(13,565)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(20,248)

Net assets	$163,854,008

Initial Class
Net assets applicable to outstanding shares	$152,281,180

Shares of beneficial interest outstanding	15,369,814

Net asset value per share outstanding	$9.91

Service Class
Net assets applicable to outstanding shares	$11,572,828

Shares of beneficial interest outstanding	1,168,543

Net asset value per share outstanding	$9.90

M-120 MainStay VP Flexible Bond Opportunities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations
for the period April 29, 2011 (commencement of operations) through June 30, 2011 (Unaudited)

Investment Income (Loss)
Income
Interest (a)	$880,610
Dividends	21,675

Total income	902,285

Expenses
Manager (See Note 3)	126,936
Professional fees	15,535
Offering (See Note 2)	6,683
Shareholder communication	5,735
Broker fees and charges on short sales	3,107
Custodian	2,686
Dividends on investments sold short	1,876
Distribution and service—Service Class (See Note 3)	1,849
Trustees	472
Miscellaneous	1,027

Total expenses	165,906

Net investment income (loss)	736,379

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	(48,608)
Foreign currency transactions	10,707

Net realized gain (loss) on investments and foreign currency transactions	(37,901)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,852,660)
Investments sold short	(13,565)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(20,248)

Net change in unrealized appreciation (depreciation) on investments, investments sold short and foreign currency transactions	(1,886,473)

Net realized and unrealized gain (loss) on investments, investments sold short and foreign currency transactions	(1,924,374)

Net increase (decrease) in net assets resulting from operations	$(1,187,995)

(a)	Interest recorded net of foreign withholding taxes in the amount of $764.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-121

Statement of Changes in Net Assets
for the period April 29, 2011 (commencement of operations) through June 30, 2011 (Unaudited)

2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$736,379
Net realized gain (loss) on investments and foreign currency transactions	(37,901)
Net change in unrealized appreciation (depreciation) on investments, investments sold short and foreign currency transactions	(1,886,473)

Net increase (decrease) in net assets resulting from operations	(1,187,995)

Capital share transactions:
Net proceeds from sale of shares	165,155,550
Cost of shares redeemed	(113,547)

Increase (decrease) in net assets derived from capital share transactions	165,042,003

Net increase (decrease) in net assets	163,854,008

Net Assets
Beginning of period	—

End of period	$163,854,008

Undistributed net investment income at end of period	$736,379

M-122 MainStay VP Flexible Bond Opportunities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	April 29,
	2011**
	through
	June 30,
	2011*
Net asset value at beginning of period	$10.00

Net investment income (loss)	0.06	(a)
Net realized and unrealized gain (loss) on investments	(0.15)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡

Total from investment operations	(0.09)

Net asset value at end of period	$9.91

Total investment return	(0.90	%) (b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.47	% ††
Net expenses	0.77	% ††
Portfolio turnover rate	4%
Net assets at end of period (in 000’s)	$152,281

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-123

Financial Highlights selected per share data and ratios

	Service Class
	April 29,
	2011**
	through
	June 30,
	2011*
Net asset value at beginning of period	$10.00

Net investment income (loss)	0.06	(a)
Net realized and unrealized gain (loss) on investments	(0.16)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡

Total from investment operations	(0.10)

Net asset value at end of period	$9.90

Total investment return	(1.00	%) (b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.71	% ††
Net expenses	1.02	% ††
Portfolio turnover rate	4%
Net assets at end of period (in 000’s)	$11,573

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

M-124 MainStay VP Flexible Bond Opportunities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Floating Rate Portfolio
Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2011

				Since	Gross
	Six	One	Five	Inception	Expense
Class	Months	Year	Years	(5/2/05)	Ratio[1]

Initial Class Shares	1.99%	7.64%	3.84%	3.85%	0.67%

Service Class Shares	1.87	7.37	3.58	3.59	0.92

	Six	One	Five	Since Inception
Benchmark Performance	Months	Year	Years	(5/2/05)

Credit Suisse Leveraged Loan Index[2]	2.99%	9.70%	4.33%	4.71%

Average Lipper Loan Participation Fund[3]	2.39	9.04	2.95	3.30

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Loan Participation Fund is representative of funds that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com    M-125

Cost in Dollars of a $1,000 Investment in MainStay VP Floating Rate Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2011, to June 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2011, to June 30, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	1/1/11	6/30/11	Period[1]	6/30/11	Period[1]
Initial Class Shares	$1,000.00	$1,019.90	$3.31	$1,021.50	$3.31

Service Class Shares	$1,000.00	$1,018.70	$4.55	$1,020.30	$4.56

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.66% for Initial Class and 0.91% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

M-126    MainStay VP Floating Rate Portfolio

Portfolio Composition as of June 30, 2011 (Unaudited)

See Portfolio of Investments beginning on page M-129 for specific holdings within these categories.

Top Ten Issuers Held as of June 30, 2011 (excluding short-term investments)

1.	TransDigm, Inc., 4.00%–7.75%, due 2/14/17–12/15/18
2.	DaVita, Inc., 4.50%, due 10/20/16
3.	Community Health Systems, Inc., 2.504%–3.754%, due 7/25/14–1/25/17
4.	Intelsat Jackson Holdings, Ltd., 5.25%, due 4/2/18
5.	MetroPCS Wireless, Inc., 3.952%–4.05%, due 11/4/16–5/18/18
6.	Aramark Corp., 2.121%–3.496%, due 1/27/14–7/26/16
7.	NRG Energy, Inc., 3.628%–5.50%, due 2/1/13–8/31/15
8.	Nielsen Finance LLC, 2.19%–11.625%, due 8/9/13–5/2/16
9.	Hertz Corp. (The), 3.75%, due 3/9/18
10.	Biomet, Inc., 3.23%, due 3/25/15

mainstayinvestments.com    M-127

Portfolio Management Discussion and Analysis

Questions answered by Robert H. Dial of New York Life Investments,1 the Portfolio’s Manager.

How did the MainStay VP Floating Rate Portfolio perform relative to its peers and its benchmark during the six months ended June 30, 2011?

For the six months ended June 30, 2011, MainStay VP Floating Rate Portfolio returned 1.99% for Initial Class shares and 1.87% for Service Class shares. Both share classes underperformed the 2.39% return of the average Lipper2 Loan Participation Fund and the 2.99% return of the Credit Suisse Leveraged Loan Index2 for the six months ended June 30, 2011. The Credit Suisse Leveraged Loan Index is the Portfolio’s broad-based securities-market index.

What were the most significant factors and risks that influenced the markets in which the Portfolio invested during the six months ended June 30, 2011?

During the first quarter of 2011, the riskiest credits (loans rated CCC3 and lower) were the strongest performers. During the second quarter, the situation was reversed and the riskiest credits were the weakest performers.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio held an overweight position among credits rated BB4 and an underweight position in credits rated CCC and lower. This positioning detracted from the Portfolio’s performance relative to the Credit Suisse Leveraged Loan Index in the first quarter but helped the Portfolio outperform its benchmark during the second quarter.

What was the Portfolio’s duration5 strategy during the reporting period?

The Portfolio invested in floating-rate loans that had a weighted average effective duration of less than three months. Floating-rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years. The underlying interest-rate contracts of the Portfolio’s loans, which are typically pegged to LIBOR,6 reset every 30, 60, 90 or 180 days. The Portfolio’s weighted average reset figure as of June 30, 2011, was 43 days. Since actual reset dates may vary for different loans in the Portfolio, the actual period between a shift in interest rates and the time when the Portfolio would “catch up” may differ.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Although the default environment for leveraged loans remained benign during the reporting period, we maintained an underweight position relative to the Credit Suisse Leveraged Loan Index in unrated credits and loans rated CCC and below. Instead, we sought to invest in higher-rated credits that we believed would perform well in a variety of economic environments. However, we increased the Portfolio’s exposure to fixed-rate bonds to 9.8% of net assets during the reporting period. We took this action to pursue what we felt were attractive relative-value opportunities in the market. During the reporting period, the Portfolio’s fixed-rate bond exposure provided incremental yield and enhanced liquidity within the Portfolio.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2011, the Portfolio was significantly underweight in relation to the Credit Suisse Leveraged Loan Index in unrated loans and loans rated CCC and below. As of June 30, 2011, the Portfolio held 1.27% of its net assets in unrated loans and loans rated CCC and below. As of the same date, 21.15% of the Credit Suisse Leveraged Loan Index consisted of these riskier assets.

1. “New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indexes and other indexes and service providers mentioned in the reports.
3. An obligation rated ‘CCC’ by Standard & Poor’s is deemed by Standard & Poor’s to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of Standard & Poor’s that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds or loans in the Portfolio and are not meant to represent the security or safety of the Portfolio.
4. An obligation rated ‘BB’ by Standard & Poor’s is deemed by Standard & Poor’s to be less vulnerable to nonpayment than other speculative issues. In the opinion of Standard & Poor’s, however, an obligation rated ‘BB’ faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds or loans in the Portfolio and are not meant to represent the security or safety of the Portfolio.
5. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6. London InterBank Offered Rate (LIBOR) is an interest rate that is widely used as a reference rate in bank, corporate and government lending agreements.N ot all Mai nSt ay VP P ort fol ios an d/ or s har e c las ses ar e av ail abl e u nde r al l po lic ies . Th e opi nio ns exp res sed a re tho se of t he por tfo lio m ana ger as o f the da te of t his re por t an d are su bje ct to ch ang e. The re is no g uar ante e tha ta ny fo rec ast sw ill c ome to p ass. T his ma ter ial d oes no t co nst itu te inv est men t adv ice an d is not i nte nde da s an en dor seme nt of a ny spe cif ic in ves tmen t. In for mat ion a bou t Mai nSt ay VP F loa tin g Rat e Por tfo lio o n thi s pag e and t he pr ece din g pa ges h as not b een au dit ed.

M-128    MainStay VP Floating Rate Portfolio

Portfolio of Investments June 30, 2011 (Unaudited)

	Principal
	Amount	Value
Long-Term Bonds 97.0%† Corporate Bonds 9.0%

Aerospace & Defense 0.8%
Oshkosh Corp. 8.25%, due 3/1/17	$1,600,000	$1,716,000
Spirit Aerosystems, Inc. 7.50%, due 10/1/17	435,000	457,838
X TransDigm, Inc. 7.75%, due 12/15/18 (a)	2,500,000	2,625,000

		4,798,838

Automobile 0.1%
Dana Holding Corp. 6.50%, due 2/15/19	400,000	396,000

Beverage, Food & Tobacco 0.1%
Dole Food Co., Inc. 8.00%, due 10/1/16 (a)	750,000	785,625

Broadcasting & Entertainment 0.1%
CSC Holdings LLC 8.625%, due 2/15/19	700,000	789,250

Buildings & Real Estate 0.5%
Building Materials Corp. of America 6.75%, due 5/1/21 (a)	850,000	854,250
6.875%, due 8/15/18 (a)	1,200,000	1,224,000
CB Richard Ellis Services, Inc. 6.625%, due 10/15/20	900,000	924,750

		3,003,000

Chemicals, Plastics & Rubber 1.3%
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC 8.875%, due 2/1/18	2,500,000	2,600,000
Huntsman International LLC 5.50%, due 6/30/16	1,000,000	983,750
Kraton Polymers LLC/Kraton Polymers Capital Corp. 6.75%, due 3/1/19	150,000	150,000
Nalco Co. 6.625%, due 1/15/19 (a)	1,000,000	1,025,000
8.25%, due 5/15/17	1,200,000	1,311,000
Nexeo Solutions LLC/Nexeo Solutions Finance Corp. 8.375%, due 3/1/18 (a)	1,500,000	1,518,750

		7,588,500

Containers, Packaging & Glass 1.5%
Berry Plastics Corp. 4.122%, due 9/15/14 (b)	500,000	465,000
Crown Americas LLC/Crown Americas Capital Corp. II 7.625%, due 5/15/17	1,200,000	1,285,500
Crown Americas LLC/Crown Americas Capital Corp. III 6.25%, due 2/1/21 (a)	1,500,000	1,515,000
Greif, Inc. 7.75%, due 8/1/19	650,000	702,000
Reynolds Group Issuer, Inc. 6.875%, due 2/15/21 (a)	500,000	487,500
Silgan Holdings, Inc. 7.25%, due 8/15/16	2,000,000	2,110,000
Solo Cup Co. 10.50%, due 11/1/13	2,000,000	2,080,000

		8,645,000

Diversified Natural Resources, Precious Metals & Minerals 0.3%
Boise Paper Holdings LLC/Boise Co-Issuer Co. 8.00%, due 4/1/20	700,000	735,000
Boise Paper Holdings LLC/Boise Finance Co. 9.00%, due 11/1/17	1,000,000	1,087,500

		1,822,500

Diversified/Conglomerate Service 0.4%
Corrections Corp. of America 7.75%, due 6/1/17	2,000,000	2,177,500

Ecological 0.2%
Clean Harbors, Inc. 7.625%, due 8/15/16	1,035,000	1,097,100

Healthcare, Education & Childcare 0.1%
Giant Funding Corp. 8.25%, due 2/1/18 (a)	692,000	721,410

Hotels, Motels, Inns & Gaming 0.4%
Ameristar Casinos, Inc. 7.50%, due 4/15/21 (a)	1,200,000	1,237,500
MGM Resorts International 10.375%, due 5/15/14	200,000	227,000
11.125%, due 11/15/17	550,000	628,375

		2,092,875

Leisure, Amusement, Motion Pictures & Entertainment 0.1%
Cinemark USA, Inc. 8.625%, due 6/15/19	600,000	657,000

†	Percentages indicated are based on Portfolio net assets.

X	Among the Portfolio’s 10 largest issuers held, as of June 30, 2011, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-129

Portfolio of Investments June 30, 2011 (Unaudited) (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)

Machinery 0.5%
SPX Corp. 6.875%, due 9/1/17 (a)	$2,750,000	$2,942,500

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 0.1%
CPM Holdings, Inc. 10.875%, due 9/1/14	725,000	786,625

Mining, Steel, Iron & Non-Precious Metals 0.6%
Consol Energy, Inc. 8.00%, due 4/1/17	3,000,000	3,270,000

Oil & Gas 1.1%
Chesapeake Energy Corp. 6.125%, due 2/15/21	4,083,000	4,134,037
Energy Transfer Equity, L.P. 7.50%, due 10/15/20	788,000	835,280
Forest Oil Corp. 7.25%, due 6/15/19	1,000,000	1,020,000

		5,989,317

Printing & Publishing 0.1%
X Nielsen Finance LLC 11.625%, due 2/1/14	456,000	532,380

Telecommunications 0.3%
GCI, Inc. 6.75%, due 6/1/21 (a)	1,750,000	1,750,000

Utilities 0.4%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 11.50%, due 10/1/20 (a)	2,310,000	2,269,575

Total Corporate Bonds (Cost $49,668,949)		52,114,995

Floating Rate Loans 83.5% (c)

Aerospace & Defense 2.9%
Aeroflex, Inc. Term Loan B 4.25%, due 5/9/18	2,400,000	2,388,751
Pelican Products, Inc. New Term Loan B 5.00%, due 3/7/17	2,985,000	2,977,538
SI Organization, Inc. (The) New Term Loan B 4.50%, due 11/22/16	2,835,750	2,823,933
Spirit Aerosystems, Inc. Term Loan B2 3.531%, due 9/30/16	2,011,603	2,017,134
X TransDigm, Inc. New Term Loan B 4.00%, due 2/14/17	5,439,367	5,452,965
Wesco Aircraft Hardware Corp. New Term Loan B 4.25%, due 4/4/17	1,023,936	1,029,056

		16,689,377

Automobile 6.3%
Allison Transmission, Inc. Term Loan B 2.94%, due 8/7/14	5,136,517	5,032,986
Capital Automotive L.P. New Term Loan B 5.00%, due 3/10/17	2,724,767	2,726,470
Chrysler Group LLC Term Loan 6.00%, due 5/24/17	5,000,000	4,870,140
Federal-Mogul Corp.
Term Loan B 2.128%, due 12/29/14	2,284,609	2,159,771
Term Loan C 2.128%, due 12/28/15	1,657,964	1,567,368
Ford Motor Co. Term Loan B1 2.94%, due 12/16/13	1,651,879	1,649,704
Goodyear Tire & Rubber Co. (The) 2nd Lien Term Loan 1.94%, due 4/30/14	3,500,000	3,365,624
KAR Auction Services, Inc. Term Loan B 5.00%, due 5/19/17	3,808,500	3,815,641
Key Safety Systems, Inc. 1st Lien Term Loan 2.436%, due 3/8/14	1,435,488	1,336,798
Metaldyne Co. LLC New Term Loan B 5.25%, due 5/18/17	2,992,500	2,992,500
Pinafore LLC New Term Loan B 4.25%, due 9/29/16	3,435,909	3,434,044
Tenneco, Inc. Tranche B Term Loan 4.996%, due 6/3/16 (d)	594,000	594,742
Tranche B1 Funded LOC 5.185%, due 3/17/14 (d)	1,250,000	1,254,687

M-130 MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Floating Rate Loans (continued)

Automobile (continued)

UCI International, Inc. New Term Loan B 5.50%, due 7/26/17	$1,592,000	$1,599,960

		36,400,435

Beverage, Food & Tobacco 3.8%
American Seafoods Group LLC New Term Loan B 4.25%, due 3/8/18 (d)	1,450,096	1,443,716
Constellation Brands, Inc. Term Loan B 1.75%, due 6/5/13	676,139	673,744
Extended Term Loan B 3.00%, due 6/5/15	1,006,692	1,009,712
Dean Foods Co. Extended Term Loan B2 3.699%, due 4/2/17	4,365,558	4,278,247
Del Monte Foods Co. Term Loan 4.50%, due 3/8/18	3,333,300	3,322,363
Dole Food Co., Inc. Term Loan B 5.199%, due 3/2/17	1,170,211	1,170,211
Term Loan C 5.223%, due 3/2/17	2,906,512	2,906,512
Michael Foods Group, Inc. Term Loan 4.25%, due 2/23/18	3,734,441	3,731,640
Wm. Bolthouse Farms, Inc. New 1st Lien Term Loan 5.502%, due 2/11/16	3,351,389	3,359,767

		21,895,912

Broadcasting & Entertainment 7.0%
Atlantic Broadband Finance LLC New Term Loan B 4.00%, due 3/8/16	2,594,005	2,597,226
BBHI Acquisition LLC Term Loan B 4.50%, due 12/14/17	3,980,000	3,978,189
Charter Communications Operating LLC Extended Term Loan 3.50%, due 9/6/16	1,969,899	1,961,442
New Term Loan 7.25%, due 3/6/14	108,719	109,154
CSC Holdings, Inc. Incremental B2 Term Loan 1.936%, due 3/29/16	5,350,462	5,330,954
Gray Television, Inc. Term Loan B 3.70%, due 12/31/14	2,932,551	2,875,366
Hubbard Radio LLC Term Loan B 5.25%, due 4/28/17	800,000	803,334
2nd Lien Term Loan 8.75%, due 4/30/18	500,000	506,875
Insight Midwest Holdings LLC Term Loan A 1.19%, due 10/7/13	1,115,385	1,098,654
Initial Term Loan 1.983%, due 4/7/14	1,234,138	1,210,116
Knology, Inc. New Term Loan B 4.00%, due 8/18/17	5,286,750	5,258,667
LodgeNet Entertainment Corp. Term Loan 6.50%, due 4/4/14	541,175	518,513
MCC Iowa LLC Tranche D1 Term Loan 1.92%, due 1/30/15	1,910,000	1,874,188
Mediacom Broadband LLC Tranche F Term Loan 4.50%, due 10/23/17	742,500	735,372
Univision Communications, Inc. Extended Term Loan 4.436%, due 3/31/17	6,098,637	5,787,466
Weather Channel (The) New Term Loan B 4.25%, due 2/13/17	5,654,030	5,668,165

		40,313,681

Buildings & Real Estate 2.3%
Armstrong World Industries, Inc. New Term Loan B 4.00%, due 3/9/18	2,636,250	2,634,602
Brickman Group Holdings, Inc. New Term Loan B 7.25%, due 10/14/16	3,316,667	3,353,979
CB Richard Ellis Services, Inc. New Term Loan D 5.75%, due 9/4/19	3,600,000	3,544,877
Central Parking Corp. Letter of Credit Term Loan 2.50%, due 5/22/14	94,828	82,184
Term Loan 2.50%, due 5/22/14	257,766	223,397
CPG International, Inc. New Term Loan B 6.00%, due 2/18/17	2,069,600	2,067,013

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-131

Portfolio of Investments June 30, 2011 (Unaudited) (continued)

	Principal
	Amount	Value
Floating Rate Loans (continued)

Buildings & Real Estate (continued)

Realogy Corp. Letter of Credit 3.201%, due 10/10/13	$138,278	$128,340
Term Loan 3.268%, due 10/10/13	1,166,840	1,082,974

		13,117,366

Chemicals, Plastics & Rubber 6.2%
Celanese U.S. Holdings LLC Extended Term Loan C 3.303%, due 10/31/16	3,390,225	3,401,978
General Chemical Corp. New Term Loan 5.003%, due 3/3/17	2,865,838	2,870,615
Huntsman International LLC New Term Loan 1.718%, due 4/21/14	600,535	584,271
Extended Term Loan B 2.773%, due 4/19/17	1,637,388	1,593,043
INEOS U.S. Finance LLC Term Loan A2 7.001%, due 12/14/12	32,666	33,973
Term Loan B2 7.501%, due 12/16/13	1,994,187	2,059,622
Term Loan C2 8.001%, due 12/16/14	2,132,576	2,202,552
ISP Chemco, Inc. Term Loan 1.688%, due 6/4/14	1,045,491	1,038,956
Momentive Specialty Chemicals Inc. Extended Term Loan C7 4.00%, due 5/5/15	997,403	984,935
Nalco Co. Term Loan B1 4.50%, due 10/5/17	2,879,494	2,888,941
Rockwood Specialties Group, Inc. New Term Loan B 3.75%, due 2/9/18	4,270,300	4,289,363
Solutia, Inc. New Term Loan B 3.50%, due 8/1/17	4,712,744	4,718,635
Styron S.A.R.L. LLC New Term Loan B 6.00%, due 8/2/17	4,353,125	4,347,684
Univar, Inc. Term Loan B 5.00%, due 6/30/17	5,097,118	5,085,288

		36,099,856

Containers, Packaging & Glass 3.2%
Berry Plastics Corp. Term Loan C 2.261%, due 4/3/15	1,974,227	1,862,436
BWAY Corp. New Term Loan B 4.50%, due 2/23/18	3,000,674	2,998,175
Graham Packaging Co., L.P.
Term Loan C 6.75%, due 4/5/14	3,755,321	3,763,125
Term Loan D 6.00%, due 9/23/16	794,000	794,988
Graphic Packaging International, Inc. Term Loan B 2.288%, due 5/16/14	1,461,445	1,449,205
Term Loan C 3.041%, due 5/16/14	2,690,476	2,681,732
Reynolds Group Holdings, Inc. Tranche E Term Loan 4.25%, due 2/9/18	4,987,500	4,956,328

		18,505,989

Diversified Natural Resources, Precious Metals & Minerals 0.5%
Georgia-Pacific Corp. Term Loan B2 2.246%, due 12/20/12	687,612	686,609
New Term Loan C 3.499%, due 12/23/14	2,435,250	2,435,589

		3,122,198

Diversified/Conglomerate Manufacturing 1.4%
Bucyrus International, Inc. Term Loan C 4.25%, due 2/19/16	5,445,927	5,442,458
Goodyear Engineered Products
Delayed Draw Term Loan 2.69%, due 7/31/14	120,625	114,262
Initial Term Loan 2.69%, due 7/31/14	842,188	797,762
Sensus USA Inc.
1st Lien Term Loan 4.75%, due 5/9/17	1,496,250	1,498,744
2nd Lien Term Loan 8.50%, due 5/9/18	200,000	203,000

		8,056,226

Diversified/Conglomerate Service 6.5%
Acosta, Inc. Term Loan 4.75%, due 3/1/18	2,944,300	2,934,731

M-132 MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Floating Rate Loans (continued)

Diversified/Conglomerate Service (continued)

Advantage Sales & Marketing, Inc. Term Loan B 5.25%, due 12/18/17	$1,990,000	$1,995,453
2nd Lien Term Loan 9.25%, due 6/18/18	1,000,000	1,016,250
Brock Holdings III, Inc. New Term Loan B 6.00%, due 3/16/17	1,496,250	1,502,485
New 2nd Lien Term Loan 10.00%, due 3/16/18	750,000	764,063
Dealer Computer Services, Inc. New Term Loan B 3.75%, due 4/20/18	3,900,000	3,895,125
Fidelity National Information Solutions, Inc. Term Loan B 5.25%, due 7/18/16	5,518,557	5,526,443
Fifth Third Processing Solutions, LLC Term Loan B1 4.50%, due 11/3/16	4,179,026	4,189,474
First Data Corp. Term Loan B1 2.936%, due 9/24/14	3,613,020	3,342,455
Term Loan B3 2.936%, due 9/24/14	890,154	823,493
ServiceMaster Co.
Delayed Draw Term Loan 2.69%, due 7/24/14	402,436	390,586
Term Loan 2.713%, due 7/24/14	4,041,126	3,922,139
SunGard Data Systems, Inc. Tranche A 1.939%, due 2/28/14	2,803,946	2,729,173
Tranche B 3.867%, due 2/26/16	2,467,944	2,457,640
VeriFone, Inc. Term Loan B 2.94%, due 10/31/13	652,500	648,422
Verint Systems, Inc. Term Loan 4.50%, due 10/27/17	1,230,800	1,227,723

		37,365,655

Ecological 0.3%
Big Dumpster Merger Sub, Inc. Delayed Draw Term Loan B 2.44%, due 2/5/13 (d)	269,864	231,746
Term Loan B 2.44%, due 2/5/13 (d)	640,927	550,396
Synagro Technologies, Inc. Term Loan B 2.19%, due 4/2/14	863,699	796,762

		1,578,904

Electronics 2.0%
AVG Technologies, Inc. Term Loan 7.50%, due 3/11/16	5,000,000	4,825,000
NDS Finance, Ltd. New Term Loan B 4.00%, due 3/12/18	2,094,750	2,095,624
Rovi Solutions Corp. Tranche B Term Loan 4.00%, due 2/7/18	1,246,875	1,249,992
Sensata Technologies Finance Co. LLC New Term Loan 4.00%, due 5/11/18	3,333,300	3,329,110

		11,499,726

Finance 2.7%
Harbourvest Partners LLC Term Loan B 6.25%, due 12/14/16	2,020,177	2,025,228
X Hertz Corp. (The) New Synthetic Letter of Credit 3.75%, due 3/9/18	4,000,000	3,903,332
Term Loan B 3.75%, due 3/9/18	1,995,000	1,984,403
Istar Financial, Inc. Term Loan A2 7.00%, due 6/30/14	3,916,700	3,889,424
MSCI, Inc. Term Loan B1 3.75%, due 3/14/17	3,552,261	3,567,063

		15,369,450

Grocery 0.7%
Roundy’s Supermarkets, Inc. Extended Term Loan 7.00%, due 11/3/13	2,157,916	2,159,265
SUPERVALU, Inc. Extended Term Loan B2 3.436%, due 10/5/15	1,778,897	1,750,192

		3,909,457

Healthcare, Education & Childcare 11.8%
Alliance Healthcare Services, Inc. Term Loan B 5.50%, due 6/1/16	3,403,200	3,390,438

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-133

Portfolio of Investments June 30, 2011 (Unaudited) (continued)

	Principal
	Amount	Value
Floating Rate Loans (continued)

Healthcare, Education & Childcare (continued)

Bausch & Lomb, Inc. Delayed Draw Term Loan 3.436%, due 4/24/15	$566,033	$562,070
Term Loan 3.482%, due 4/24/15	2,325,377	2,309,099
X Biomet, Inc. Term Loan B 3.23%, due 3/25/15	5,861,439	5,805,726
X Community Health Systems, Inc. Non-Extended Delayed Draw 2.504%, due 7/25/14	239,021	230,863
Non-Extended Term Loan 2.504%, due 7/25/14	4,648,798	4,490,134
Extended Term Loan B 3.754%, due 1/25/17	2,334,367	2,275,630
X DaVita, Inc. New Term Loan B 4.50%, due 10/20/16	7,462,500	7,474,492
Emergency Medical Services Corp. Term Loan 5.25%, due 5/25/18	4,788,000	4,768,336
Gentiva Health Services, Inc. New Term Loan B 4.75%, due 8/17/16	1,965,771	1,951,519
Grifols, Inc. Term Loan B 6.00%, due 6/1/17	5,050,000	5,067,887
HCA, Inc. Term Loan A 1.496%, due 11/19/12	570,481	566,260
Extended Term Loan B2 3.496%, due 3/31/17	1,000,000	985,245
Extended Term Loan B3 3.496%, due 5/1/18	3,122,019	3,069,120
Health Management Associates, Inc. Term Loan B 1.996%, due 2/28/14	3,658,011	3,536,364
IASIS Healthcare LLC Term Loan 5.00%, due 5/3/18	2,394,000	2,390,409
Lifepoint Hospitals, Inc. Extended Term Loan B 3.01%, due 4/15/15	2,000,000	1,996,980
Mylan Laboratories, Inc. Term Loan B 3.50%, due 10/2/14	1,274,726	1,280,215
Quintiles Transnational Corp. New Term Loan B 5.00%, due 6/8/18	2,764,700	2,746,558
Royalty Pharma Finance Trust Term Loan B 2.496%, due 4/16/13	2,777,759	2,771,648
Select Medical Corp. New Term Loan B 5.50%, due 5/25/18	2,000,000	1,960,000
Universal Health Services, Inc. New Term Loan B 4.00%, due 11/15/16	2,567,250	2,571,173
Vanguard Health Holding Co. II LLC Term Loan B 5.00%, due 1/29/16	3,465,131	3,458,201
Warner Chilcott Co. LLC New Term Loan B2 4.25%, due 3/15/18	574,560	574,335
Warner Chilcott Corp. New Term Loan B1 4.25%, due 3/15/18	1,149,120	1,148,671
WC Luxco S.A.R.L. New Term Loan B3 4.25%, due 3/15/18	790,020	789,711

		68,171,084

Home and Office Furnishings, Housewares & Durable Consumer Products 0.5%
Jarden Corp. New Term Loan B 3.246%, due 3/30/18	2,633,400	2,638,338

Hotels, Motels, Inns & Gaming 1.9%
Ameristar Casinos, Inc. Term Loan B 4.00%, due 4/13/18	1,795,500	1,799,739
Las Vegas Sands LLC Extended Delayed Draw Term Loan 2.69%, due 11/23/16	983,046	953,064
Extended Term Loan B 2.69%, due 11/23/16	3,233,147	3,130,313
Penn National Gaming, Inc. Term Loan B 1.976%, due 10/3/12	5,274,964	5,267,685

		11,150,801

Insurance 1.6%
Asurion Corp.
New 1st Lien Term Loan 5.50%, due 5/24/18	3,000,000	2,956,860
New 2nd Lien Term Loan 9.00%, due 5/24/19	1,750,000	1,756,562

M-134 MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Floating Rate Loans (continued)

Insurance (continued)

Hub International Holdings, Inc. Add on Term Loan B 6.75%, due 6/13/14	$989,924	$988,192
Multiplan, Inc. New Term Loan B 4.75%, due 8/26/17	3,461,539	3,447,478

		9,149,092

Leisure, Amusement, Motion Pictures & Entertainment 3.0%
Cedar Fair, L.P. New Term Loan B 4.00%, due 12/15/17	5,144,005	5,153,006
Cinemark USA, Inc. Extended Term Loan 3.469%, due 4/29/16	1,905,975	1,912,429
Regal Cinemas, Inc. Term Loan B 3.496%, due 8/23/17	4,553,817	4,550,565
Six Flags Theme Parks, Inc. Add on Term Loan B 5.25%, due 6/30/16	3,660,714	3,675,968
Universal City Development Partners, Ltd. New Term Loan B 5.50%, due 11/6/14	1,784,495	1,787,097

		17,079,065

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 1.6%
Alliance Laundry Systems LLC Term Loan B 6.25%, due 9/30/16	2,800,000	2,814,000
Goodman Global Holdings, Inc. First Lien Term Loan 5.75%, due 10/28/16	1,612,813	1,615,501
2nd Lien Term Loan 9.00%, due 10/30/17	200,000	205,083
Manitowoc Company, Inc. (The) New Term Loan B 4.25%, due 11/13/17	866,700	867,783
RBS Global, Inc. Term Loan B2 2.438%, due 7/19/13	2,004,188	1,979,136
Rexnord Corp. Term Loan B 2.769%, due 7/19/13	1,934,426	1,913,471

		9,394,974

Mining, Steel, Iron & Non-Precious Metals 1.4%
JMC Steel Group, Inc. Term Loan 4.75%, due 4/3/17	1,620,938	1,623,977
Novelis, Inc. New Term Loan B 3.75%, due 3/10/17	4,481,241	4,486,219
Walter Energy, Inc. Term Loan B 4.00%, due 4/2/18	2,000,000	1,999,576

		8,109,772

Oil & Gas 0.6%
Frac Tech International LLC Term Loan B 6.25%, due 5/6/16	3,696,618	3,687,953

Personal & Nondurable Consumer Products (Manufacturing Only) 2.1%
Diversey Holdings, Inc. New Term Loan B 4.00%, due 11/24/15	3,185,639	3,187,630
Spectrum Brands, Inc. New Term Loan B 5.057%, due 6/17/16	1,351,824	1,358,582
SRAM, LLC New Term Loan B 4.767%, due 6/7/18	1,800,000	1,797,750
2nd Lien Term Loan 8.50%, due 12/7/18	600,000	600,000
Visant Holding Corp. Term Loan B 5.25%, due 12/22/16	5,223,750	5,209,604

		12,153,566

Personal Transportation 0.2%
United Airlines, Inc. Term Loan B 2.232%, due 2/3/14	1,357,622	1,291,627

Personal, Food & Miscellaneous Services 1.1%
X Aramark Corp.
Term Loan 2.121%, due 1/27/14	3,185,645	3,111,977
Synthetic Letter of Credit 2.269%, due 1/27/14	254,038	248,163
Extended Letter of Credit 3.436%, due 7/26/16	185,121	183,997
Extended Term Loan B 3.496%, due 7/26/16	2,814,880	2,797,790

		6,341,927

Printing & Publishing 2.8%
Dex Media East LLC New Term Loan 2.768%, due 10/24/14	539,204	396,218

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-135

Portfolio of Investments June 30, 2011 (Unaudited) (continued)

	Principal
	Amount	Value
Floating Rate Loans (continued)

Printing & Publishing (continued)

F&W Media, Inc. Term Loan 7.75%, due 6/9/14 (d)(e)	$486,728	$417,369
New 2nd Lien Term Loan 15.00%, due 12/9/14 (d)(e)(f)	233,373	125,438
Getty Images, Inc. New Term Loan 5.25%, due 11/7/16	3,622,625	3,638,474
Lamar Media Corp. Term Loan B 4.00%, due 12/30/16	2,733,235	2,742,802
MediaNews Group New Term Loan 8.50%, due 3/19/14	57,757	57,324
Merrill Communications LLC Term Loan 7.50%, due 12/24/12	1,714,090	1,705,520
X Nielsen Finance LLC Class A Term Loan 2.19%, due 8/9/13	117,795	116,239
Class C Term Loan 3.44%, due 5/2/16	4,921,214	4,889,541
Class B Term Loan 3.94%, due 5/2/16	492,506	491,070
Penton Media, Inc. New Term Loan B 5.00%, due 8/1/14 (d)(f)	1,210,555	932,128
R.H. Donnelley, Inc. New Term Loan 9.00%, due 10/24/14	561,635	382,614
SuperMedia, Inc. Exit Term Loan 11.00%, due 12/31/15	662,542	398,234

		16,292,971

Retail Store 3.5%
Michaels Stores, Inc. Term Loan B1 2.537%, due 10/31/13	1,693,850	1,662,283
Term Loan B2 4.787%, due 7/31/16	2,155,609	2,144,831
NBTY, Inc. New Term Loan B 4.25%, due 10/2/17	1,493,747	1,492,087
Neiman Marcus Group, Inc. (The) New Term Loan 4.75%, due 5/16/18	5,333,891	5,261,159
Pantry, Inc. (The)
Delayed Draw Term Loan B 1.94%, due 5/15/14	201,969	198,098
Term Loan B 1.94%, due 5/15/14	701,411	687,967
Petco Animal Supplies, Inc. New Term Loan 4.50%, due 11/24/17	4,220,000	4,208,133
Pilot Travel Centers LLC New Term Loan B 4.25%, due 3/30/18	3,290,000	3,296,682
Yankee Candle Co., Inc. (The) Term Loan B 2.19%, due 2/6/14	1,578,512	1,565,239

		20,516,479

Telecommunications 1.9%
X MetroPCS Wireless, Inc. Incremental Term Loan B3 3.952%, due 5/18/18	1,862,572	1,855,587
Extended Term Loan B 4.05%, due 11/4/16	4,656,730	4,645,088
Syniverse Technologies, Inc. Term Loan B 5.25%, due 12/21/17	2,786,000	2,797,609
Windstream Corp. Tranche B2 3.011%, due 12/17/15	1,965,000	1,965,307

		11,263,591

Textiles & Leather 0.3%
Phillips-Van Heusen Corp. New Term Loan B1 3.50%, due 5/6/16	1,993,005	1,994,073

Utilities 3.4%
AES Corp. (The) New Term Loan 4.25%, due 5/28/18	767,277	768,044
BRSP LLC Term Loan B 7.50%, due 6/4/14	2,789,103	2,789,103
Calpine Corp. Term Loan B2 4.50%, due 4/2/18	2,000,000	1,977,500
Covanta Energy Corp.
Synthetic Letter of Credit 1.746%, due 2/10/14	494,845	489,013
Term Loan B 1.813%, due 2/10/14	962,436	951,092

M-136 MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Floating Rate Loans (continued)

Utilities (continued)

Dynegy Holdings, Inc. Synthetic Letter of Credit 4.03%, due 4/2/13	$1,886,914	$1,842,773
Term Loan B 4.03%, due 4/2/13	110,081	107,506
Equipower Resources Holdings LLC Term Loan B 5.75%, due 1/26/18	1,197,000	1,197,000
X NRG Energy, Inc. Extended Term Loan B 3.628%, due 8/31/15	1,100,000	1,099,541
Synthetic Letter of Credit 4.00%, due 2/1/13	1,007,587	1,005,384
Term Loan 4.00%, due 2/1/13	1,170,719	1,167,975
Extended Letter of Credit 5.50%, due 8/31/15	2,888,889	2,887,083
Texas Competitive Electric Holdings Co. LLC Extended Term Loan 4.73%, due 10/10/17	2,792,822	2,174,910
TPF Generation Holdings LLC Synthetic Revolver 0.207%, due 12/15/11	7,583	7,490
Term Loan B 2.246%, due 12/13/13	41,125	40,617
Synthetic Letter of Credit 2.307%, due 12/13/13	24,191	23,892
2nd Lien Term Loan C 4.496%, due 12/15/14	500,000	483,125
TPF II LC LLC Term Loan B 3.057%, due 10/15/14 (d)	532,514	511,214

		19,523,262

Total Floating Rate Loans (Cost $483,562,398)		482,682,807

Foreign Floating Rate Loans 3.7% (c)

Broadcasting & Entertainment 0.5%
UPC Financing Partnership
Term Loan T 3.691%, due 12/30/16	1,020,716	1,018,164
Term Loan X 3.691%, due 12/29/17	1,896,576	1,888,673

		2,906,837

Chemicals, Plastics & Rubber 0.4%
Brenntag Holding GmbH & Co.
Acquisition Term Loan 3.70%, due 1/20/14	369,179	368,026
Term Loan B2 3.707%, due 1/20/14	2,194,072	2,187,216

		2,555,242

Containers, Packaging & Glass 0.1%
BWAY Corp. Canadian Term Loan C 4.50%, due 2/23/18	266,409	267,408

Electronics 0.8%
Flextronics International, Ltd. Delayed Draw A1-A Term Loan 2.436%, due 10/1/14	440,705	433,177
Term Loan A 2.44%, due 10/1/14	1,533,654	1,510,923
Term Loan B 2.44%, due 10/1/12	2,929,285	2,903,654

		4,847,754

Leisure, Amusement, Motion Pictures & Entertainment 0.1%
Bombardier Recreational Products, Inc. Term Loan 2.786%, due 6/28/13 (d)	387,896	378,198

Printing & Publishing 0.1%
Yell Group PLC New Term Loan B1 3.936%, due 7/31/14	1,962,410	775,152

Telecommunications 1.7%
X Intelsat Jackson Holdings, Ltd. Tranche B Term Loan 5.25%, due 4/2/18	6,800,000	6,818,414
Telesat Canada
U.S. Term I Loan 3.19%, due 10/31/14	2,677,948	2,638,735
U.S. Term II Loan 3.19%, due 10/31/14	230,037	226,669

		9,683,818

Total Foreign Floating Rate Loans (Cost $22,558,305)		21,414,409

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-137

Portfolio of Investments June 30, 2011 (Unaudited) (continued)

	Principal
	Amount	Value
Yankee Bonds 0.8% (g)

Aerospace & Defense 0.5%
Bombardier, Inc. 7.50%, due 3/15/18 (a)	$2,800,000	$3,136,000

Mining, Steel, Iron & Non-Precious Metals 0.3%
FMG Resources August 2006 Pty, Ltd. 6.375%, due 2/1/16 (a)	1,500,000	1,496,250

Total Yankee Bonds (Cost $4,300,000)		4,632,250

Total Long-Term Bonds (Cost $560,089,652)		560,844,461

	Shares
Common Stocks 0.1%

Leisure, Amusement, Motion Pictures & Entertainment 0.1%
MGM Studios, Inc. (d)(e)	10,945	259,944

Printing & Publishing 0.0%‡
F&W Publications, Inc. (d)(e)	1,650	17
SuperMedia, Inc. (h)	3,538	13,267

		13,284

Total Common Stocks (Cost $523,942)		273,228

	Principal
	Amount
Short-Term Investments 2.4%

Other Commercial Paper 1.4%
Basin Electric Power Cooperative, Inc. 0.23%, due 7/11/11 (a)(i)	$3,000,000	2,999,892
BG Energy Finance, Inc. 0.13%, due 7/29/11 (a)(i)	5,000,000	4,999,105

Total Other Commercial Paper (Cost $7,998,997)		7,998,997

Repurchase Agreements 1.0%
BNP Paribas 0.03%, dated 6/30/11 due 7/1/11 Proceeds at Maturity $1,622,001 (Collateralized by a U.S. Government Agency Obligation with a zero coupon rate and a maturity date of 4/15/30, with a Principal Amount of $4,044,000 and a Market Value of $1,654,683)	1,622,000	1,622,000
State Street Bank and Trust Co. 0.01%, dated 6/30/11 due 7/1/11 Proceeds at Maturity $4,066,619 (Collateralized by a United States Treasury Bill with a rate of 0.01% and a maturity date of 7/21/11, with a Principal Amount of $4,150,000 and a Market Value of $4,149,975)	4,066,618	4,066,618

Total Repurchase Agreements (Cost $5,688,618)		5,688,618

Total Short-Term Investments (Cost $13,687,615)		13,687,615

Total Investments (Cost $574,301,209)(j)	99.5%	574,805,304
Other Assets, Less Liabilities	0.5	2,984,889

Net Assets	100.0%	$577,790,193

‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown is the rate in effect at June 30, 2011.
(c)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate(s) in effect at June 30, 2011. Floating Rate Loans are generally considered restrictive in that the Portfolio is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.
(d)	Illiquid security. The total market value of these securities at June 30, 2011 is $6,699,595, which represents 1.2% of the Portfolio’s net assets.
(e)	Fair valued security. The total market value of these securities at June 30, 2011 is $802,768, which represents 0.1% of the Portfolio’s net assets.
(f)	PIK (“Payment in Kind”)—security which may pay all or a portion of interest in additional securities.
(g)	Yankee Bond—dollar-denominated bond issued in the United States by a foreign bank or corporation.
(h)	Non-income producing security.
(i)	Interest rate presented is yield to maturity.
(j)	At June 30, 2011, cost is $574,250,493 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$5,946,999
Gross unrealized depreciation	(5,392,188)

Net unrealized appreciation	$554,811

M-138 MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011, for valuing the Portfolio’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$52,114,995	$—	$52,114,995
Floating Rate Loans (b)	—	482,140,000	542,807	482,682,807
Foreign Floating Rate Loans	—	21,414,409	—	21,414,409
Yankee Bonds	—	4,632,250	—	4,632,250

Total Long-Term Bonds	—	560,301,654	542,807	560,844,461

Common Stocks (c)	13,267	—	259,961	273,228
Short-Term Investments
Other Commercial Paper	—	7,998,997	—	7,998,997
Repurchase Agreements	—	5,688,618	—	5,688,618

Total Short-Term Investments	—	13,687,615	—	13,687,615

Total Investments in Securities	$13,267	$573,989,269	$802,768	$574,805,304

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The level 3 securities valued at $542,807 are held in Printing & Publishing within the Floating Rate Loan section of the Portfolio of Investments.

(c)	The level 3 securities valued at $259,944 and $17 are held in Leisure, Amusement, Motion Pictures & Entertainment and Printing & Publishing within the Common Stock section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2011, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

										Change in
										Unrealized
										Appreciation
										(Depreciation)
										from
	Balance			Change in					Balance	Investments
	as of	Accrued	Realized	Unrealized			Transfers	Transfers	as of	Still Held at
	December 31,	Discounts	Gain	Appreciation			in to	out of	June 30,	June 30,
Investments in Securities	2010	(Premiums)	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2011	2011 (a)
Long-Term Bonds
Floating Rate Loans
Printing & Publishing	$725,651	$—	$—	$(177,294)	$14,142	$(19,692)	$—	$—	$542,807	$(177,294)
Common Stock
Leisure, Amusement, Motion
Pictures & Entertainment	259,944	—	—	—	—	—	—	—	259,944	—
Printing & Publishing	7,524	—	—	(7,507)	—	—	—	—	17	(7,507)

Total	$993,119	$—	$—	$(184,801)	$14,142	$(19,692)	$—	$—	$802,768	$(184,801)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-139

Statement of Assets and Liabilities as of June 30, 2011 (Unaudited)

Assets
Investment in securities, at value (identified cost $574,301,209)	$574,805,304
Cash	867,753
Receivables:
Interest	2,805,384
Fund shares sold	1,369,730
Investment securities sold	763,819
Other assets	7,742

Total assets	580,619,732

Liabilities
Payables:
Investment securities purchased	2,269,688
Manager (See Note 3)	283,094
NYLIFE Distributors (See Note 3)	85,324
Fund shares redeemed	77,847
Professional fees	54,306
Shareholder communication	53,951
Custodian	2,692
Accrued expenses	2,637

Total liabilities	2,829,539

Net assets	$577,790,193

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$62,481
Additional paid-in capital	587,370,912

587,433,393
Undistributed net investment income	137,512
Accumulated net realized gain (loss) on investments and foreign currency transactions	(10,284,807)
Net unrealized appreciation (depreciation) on investments	504,095

Net assets	$577,790,193

Initial Class
Net assets applicable to outstanding shares	$159,551,764

Shares of beneficial interest outstanding	17,251,614

Net asset value per share outstanding	$9.25

Service Class
Net assets applicable to outstanding shares	$418,238,429

Shares of beneficial interest outstanding	45,229,076

Net asset value per share outstanding	$9.25

M-140 MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2011 (Unaudited)

Investment Income (Loss)
Income
Interest (a)	$13,755,329

Expenses
Manager (See Note 3)	1,668,877
Distribution and service—Service Class (See Note 3)	500,181
Professional fees	65,858
Shareholder communication	48,284
Custodian	9,484
Trustees	8,029
Miscellaneous	22,268

Total expenses	2,322,981

Net investment income (loss)	11,432,348

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	2,809,060
Foreign currency transactions	4,913

Net realized gain (loss) on investments and foreign currency transactions	2,813,973

Net change in unrealized appreciation (depreciation) on:
Investments	(4,027,695)
Translation of other assets and liabilities in foreign currencies	(4,360)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(4,032,055)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1,218,082)

Net increase (decrease) in net assets resulting from operations	$10,214,266

(a)	Interest recorded net of foreign withholding taxes in the amount of $1,007.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-141

Statements of Changes in Net Assets
for the six months ended June 30, 2011 (Unaudited) and the year ended December 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$11,432,348	$18,048,468
Net realized gain (loss) on investments and foreign currency transactions	2,813,973	1,448,526
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(4,032,055)	16,154,902

Net increase (decrease) in net assets resulting from operations	10,214,266	35,651,896

Dividends to shareholders:
From net investment income:
Initial Class	(3,322,507)	(4,903,864)
Service Class	(8,079,048)	(13,130,968)

Total dividends to shareholders	(11,401,555)	(18,034,832)

Capital share transactions:
Net proceeds from sale of shares	94,227,116	139,685,994
Net asset value of shares issued to shareholders in reinvestment of dividends	11,401,555	18,034,832
Cost of shares redeemed	(56,371,638)	(61,534,949)

Increase (decrease) in net assets derived from capital share transactions	49,257,033	96,185,877

Net increase (decrease) in net assets	48,069,744	113,802,941

Net Assets
Beginning of period	529,720,449	415,917,508

End of period	$577,790,193	$529,720,449

Undistributed net investment income at end of period	$137,512	$106,719

M-142 MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months
	ended
	June 30,		Year ended December 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$9.26		$8.92	$6.93	$9.47	$9.86	$9.91

Net investment income (loss)	0.20		0.36	0.30	0.46	0.64	0.62
Net realized and unrealized gain (loss) on investments	(0.01)		0.34	1.99	(2.54)	(0.39)	(0.05)

Total from investment operations	0.19		0.70	2.29	(2.08)	0.25	0.57

Less dividends:
From net investment income	(0.20)		(0.36)	(0.30)	(0.46)	(0.64)	(0.62)

Net asset value at end of period	$9.25		$9.26	$8.92	$6.93	$9.47	$9.86

Total investment return	1.99	%(a)	8.08%	33.54%	(22.77%)	2.60%	5.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.29	%††	4.02%	3.70%	5.29%	6.57%	6.37%
Net expenses	0.66	%††	0.67%	0.68%	0.69%	0.67%	0.70%
Portfolio turnover rate	6%		11%	17%	7%	9%	6%
Net assets at end of period (in 000’s)	$159,552		$145,965	$106,754	$52,378	$55,132	$51,569

*	Unaudited.
††	Annualized.
(a)	Total investment return is not annualized.

	Service Class
	Six months
	ended
	June 30,		Year ended December 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$9.26		$8.92	$6.93	$9.47	$9.86	$9.91

Net investment income (loss)	0.19		0.34	0.28	0.44	0.61	0.60
Net realized and unrealized gain (loss) on investments	(0.01)		0.34	1.99	(2.54)	(0.39)	(0.05)

Total from investment operations	0.18		0.68	2.27	(2.10)	0.22	0.55

Less dividends:
From net investment income	(0.19)		(0.34)	(0.28)	(0.44)	(0.61)	(0.60)

Net asset value at end of period	$9.25		$9.26	$8.92	$6.93	$9.47	$9.86

Total investment return	1.87	%(a)	7.81%	33.21%	(22.97%)	2.34%	5.73%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.04	%††	3.77%	3.44%	5.09%	6.32%	6.12%
Net expenses	0.91	%††	0.92%	0.93%	0.94%	0.92%	0.95%
Portfolio turnover rate	6%		11%	17%	7%	9%	6%
Net assets at end of period (in 000’s)	$418,238		$383,756	$309,163	$150,355	$280,400	$232,856

*	Unaudited.
††	Annualized.
(a)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-143

MainStay VP Government Portfolio
Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2011

					Gross
					Expense
Class	Six Months	One Year	Five Years	Ten Years[1]	Ratio[2]

Initial Class Shares	2.23%	2.46%	6.04%	5.14%	0.56%

Service Class Shares[3]	2.10	2.21	5.78	4.87	0.81

	Six	One	Five	Ten
Benchmark Performance	Months	Year	Years	Years

Barclays Capital U.S. Government Bond Index[4]	2.14%	2.26%	6.09%	5.41%

Average Lipper Variable Products General U.S. Government Portfolio[5]	3.19	3.87	5.94	5.33

1.	Performance figures shown for the ten-year period ended June 30, 2011 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 5.12% for Initial Class shares and 4.86% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 4, 2003, includes the historical performance of Initial Class shares through June 3, 2003 adjusted to reflect the fees and expenses for Service Class shares.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.	The Average Lipper Variable Products General U.S. Government Portfolio is representative of portfolios that invest primarily in U.S. government and agency issues. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-144    MainStay VP Government Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Government Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2011, to June 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2011, to June 30, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	1/1/11	6/30/11	Period[1]	6/30/11	Period[1]
Initial Class Shares	$1,000.00	$1,022.30	$2.76	$1,022.10	$2.76

Service Class Shares	$1,000.00	$1,021.00	$4.01	$1,020.80	$4.01

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.55% for Initial Class and 0.80% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    M-145

Portfolio Composition as of June 30, 2011 (Unaudited)

See Portfolio of Investments beginning on page M-149 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2011 (excluding short-term investment)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%, due 11/1/25
2.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 5/20/40
3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 3/1/41
4.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 2/1/41
5.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 1/1/41
6.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%, due 11/1/20
7.	United States Treasury Notes, 0.375%, due 8/31/12
8.	Overseas Private Investment Corporation, 5.142%, due 12/15/23
9.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 5.50%, due 6/1/33
10.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 5.00%, due 2/1/36

M-146    MainStay VP Government Portfolio

Portfolio Management Discussion and Analysis

Questions answered by Gary Goodenough, Dan Roberts, PhD, and Louis N. Cohen of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP Government Portfolio perform relative to its peers and its benchmark for the six months ended June 30, 2011?

For the six months ended June 30, 2011, MainStay VP Government Portfolio returned 2.23% for Initial Class shares and 2.10% for Service Class shares. Both share classes underperformed the 3.19% return of the average Lipper1 Variable Products General U.S. Government Portfolio. Initial Class shares outperformed and Service Class shares underperformed the 2.14% return of the Barclays Capital U.S. Government Bond Index.1 The Barclays Capital U.S. Government Bond Index is the Portfolio’s broad-based securities-market index.

What factors affected the Portfolio’s relative perfor-mance during the reporting period?

On the one hand, the Portfolio’s duration posture detracted from performance relative to the Barclays Capital U.S. Government Bond Index. The positive impact of declining Treasury yields was more muted in the Portfolio because we maintained a shorter duration than the Index. On the other hand, the Port-
folio’s yield advantage, which was a result of the Portfolio’s overweight position in securitized product, enhanced relative performance.

The Portfolio underperformed the median return of its peers. Since the peer universe is a diverse set of portfolios, there are a variety of explanations for the underperformance. During the reporting period, peers would have experienced an advantage relative to the Portfolio if they had a longer duration,2 held more of their assets in the center of the yield curve,3 were more heavily invested in Treasury inflation-protection securities (TIPS) or favored mortgage-backed securities issued by Ginnie Mae over those issued by Fannie Mae and Freddy Mac.

What was the Portfolio’s duration strategy during the reporting period?

The Portfolio typically maintains an intermediate duration between four and five years. We adjust the duration within this range by first estimating the median duration of peer Portfolios. We may then tactically lean the Portfolio’s duration in the direction we foresee interest rates moving over the near- to medium-term.

During the reporting period, the Portfolio’s duration shortened by one-quarter of a year. The change resulted largely from the drift in mortgage durations as Treasury yields and mortgage rates fell. Lower rates typically make refinancing move desirable and may increase prepayment rates within mortgage pools.

Lower mortgage rates make outstanding loans easier to refinance, and the durations of mortgage-backed securities usually shorten as mortgage rates follow Treasury yields lower. We often allow the Portfolio’s duration to drift with the change in mortgage duration rather than compensate by buying or selling U.S. Treasury securities. Given the vagaries of Treasury yields, this helped us avoid the need to quickly react to rate changes and then reverse the trade if Treasury yields abruptly turned around.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Tighter underwriting standards limited refinancing opportunities for homeowners, even those with pristine credit and substantial equity in their homes. We expected the absence of credit availability to slow principal payment rates from loans that were issued from 2003 to 2005. This gave us confidence to empha-size higher-coupon mortgage-backed securities originated prior to 2006.

The pending Basel III accords,4 which establish international standards for bank capitalization, retained a differential between the risk weighting for Ginnie Mae mortgage-backed securities and those issued by Fannie Mae and Freddie Mac. The decision renewed the attractiveness of Ginnie Mae mortgages for overseas investors. We expected Ginnie Mae mortgage-backed securities to appreciate in value faster than Fannie Mae and Freddie Mac issues as the Basel III accords percolated through global financial centers.

We increased the Portfolio’s allocation to agency mortgage pass-throughs5 by 23% of net assets, funding the trade with U.S. Treasurys and agency debentures. The trade had an impact on the Portfolio’s yield-curve posture as we sold securities at the long and short ends of the yield curve and increased the Portfolio’s allocation to the center of the curve. This repositioning, however, had minimal effect on the Portfolio’s duration. The trade responded to the improving relative value relationship between mortgage-backed securities and com-parable-duration government-related product. In our opinion,

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indexes and other indexes and service providers mentioned in the reports.
2. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3. The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4. The Basel III accords seek to strengthen global capital and liquidity regulations with the goal of promoting a more resilient banking sector.
5. Mortgage pass-through securities consist of a pool of residential mortgage loans, in which homeowner’s monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.N ot all Mai nSt ay VP P ort fol ios an d/ or s har e c las ses ar e av ail abl e u nde r al l po lic ies .

mainstayinvestments.com    M-147

attractive carry,6 muted interest-rate volatility and a favorable supply-and-demand balance worked to the sector’s advantage.

We maintained a modest exposure to credit risk as a secondary driver of Portfolio performance for two reasons. First, the prospects of credit-related sectors are aligned with the decision of the Federal Reserve’s monetary policymaking committee to keep short-term interest rates in a very low range. Second, the current low interest-rate environment sparks healthy demand for higher-yielding product. The Portfolio ended the reporting period with a 12% allocation to non-government-related securities. Tighter risk tolerances during the latter stages of the reporting period slowed the performance of the Portfolio’s corporate bonds and commercial mortgage-backed securities. The possibility of spillover from fiscal strain in several European countries (Ireland, Spain, Portugal, Greece and Italy) weighed on investor sentiment and curbed risk appetite.

During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?

In residential mortgage-backed securities, allocations to Ginnie Mae securities and higher-coupon Fannie Mae and Freddie Mac issues benefited performance. During the reporting period, the Portfolio would have benefited from a larger exposure to Ginnie Maes, as these generated the best total return among mortgage-backed securities. Not only did these issues benefit from the Basel III accords, but tighter underwriting standards at the Federal Housing Authority (FHA) crimped the refinanceability of outstanding loans. This slowed Ginnie Mae prepayments, which is a distinct positive in a market where almost all Ginnie Mae bonds are trading above par.

The performance of inflation-protected Treasury securities surged ahead of nominal Treasurys. Accordingly, the Portfolio would have benefited from a larger exposure to TIPS, despite lower levels of coupon income. The Portfolio likely underperformed peers with larger commitments to TIPS.

Off-benchmark positions in municipals, corporates, commercial mortgage-backed securities and asset-backed securities provided a yield advantage to comparable-duration Treasurys and agency debentures.

The swap from Treasurys and agency debentures to agency mortgage-backed securities repositioned dollars from the long and short ends of the Treasury yield curve to the center. The trade improved the overall yield of the Portfolio and better aligned the Portfolio with the yield-curve’s trajectory. The Federal Reserve signaled a preference for buying intermediate-maturity bonds, which helped the center of the yield curve lead the rally during the reporting period.

Transaction costs associated with the Treasury/agency-to-mortgage swap detracted from the Portfolio’s performance during the reporting period.

How did the Portfolio’s sector weightings change during the reporting period?

As mentioned earlier, we increased the Portfolio’s allocation to agency mortgage pass-throughs, funding the trade with Treasurys and agency debentures. We raised the Portfolio’s allocation to mortgage pass-throughs priced closer to par by purchasing securities with 4% and 4.5% coupons. The par-priced bonds were backed by recently originated loans. In the current low interest-rate environment, larger loans tend to be more refinanceable than smaller loans. To minimize the likelihood of owning fast-prepaying pools where many loans have refinancing incentive, we favored loan pools that capped loan size at $175,000 or less. The Portfolio’s exposure to non-government-related securities changed little during the reporting period.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2011, the Portfolio held underweight positions relative to the Barclays Capital U.S. Government Index in Treasurys and agency debentures and an overweight position in agency mortgage pass-throughs. On the same date, the Portfolio held modestly overweight positions relative to the benchmark in asset-backed securities, corporate bonds and commercial mortgage-backed securities.

The majority of the Portfolio’s assets have durations between three and seven years. To maintain a Portfolio duration between four and five years, about 3% of the Portfolio’s assets are invested in longer-duration agency debentures. This helps balance the Portfolio’s allocation to assets shorter than three years, which consist primarily of seasoned mortgage-backed securities.

6. Carry is the interest cost of financing securities. A positive carry occurs when the return from a security exceeds the financing cost. A negative carry occurs when the financing cost exceeds the return on the security that has been financed.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Government Portfolio on this page and the preceding pages has not been audited.

M-148    MainStay VP Government Portfolio

Portfolio of Investments††† June 30, 2011 (Unaudited)

	Principal
	Amount	Value
Long-Term Bonds 99.6%† Asset-Backed Securities 1.0%

Diversified Financial Services 0.2%
Massachusetts RRB Special Purpose Trust Series 2001-1, Class A 6.53%, due 6/1/15	$735,062	$780,051

Home Equity 0.1%
Citicorp Residential Mortgage Securities, Inc. Series 2006-3, Class A3 5.61%, due 11/25/36 (a)	54,527	54,479
Series 2006-1, Class A3 5.706%, due 7/25/36 (a)	329,970	331,952

		386,431

Utilities 0.7%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	1,995,000	2,298,608

Total Asset-Backed Securities (Cost $3,156,655)		3,465,090

Corporate Bonds 5.4%

Agriculture 1.4%
Altria Group, Inc. 9.70%, due 11/10/18	3,600,000	4,730,836

Auto Manufacturers 1.0%
DaimlerChrysler N.A. Holding Corp. 6.50%, due 11/15/13	3,235,000	3,598,889

Banks 0.3%
KeyCorp 6.50%, due 5/14/13	1,000,000	1,088,149

Electric 1.1%
Great Plains Energy, Inc. 2.75%, due 8/15/13	3,710,000	3,794,566

Pipelines 0.8%
Plains All American Pipeline, L.P./PAA Finance Corp. 5.00%, due 2/1/21	2,700,000	2,745,492

Real Estate Investment Trusts 0.8%
Duke Realty, L.P. 6.75%, due 3/15/20	2,350,000	2,631,894

Total Corporate Bonds (Cost $17,619,207)		18,589,826

Mortgage-Backed Securities 3.5%

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 3.5%
Banc of America Commercial Mortgage, Inc. Series 2005-5, Class A2 5.001%, due 10/10/45	89,881	89,920
Bear Stearns Commercial Mortgage Securities Series 2005-PW10, Class A4 5.405%, due 12/11/40 (b)	1,380,000	1,504,422
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR6, Class 1A1 5.919%, due 8/25/36 (c)	920,362	809,525
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2006-CD3, Class A5 5.617%, due 10/15/48	802,000	870,515
Series 2007-CD5, Class A4 5.886%, due 11/15/44 (b)	1,500,000	1,636,214
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (d)	530,000	561,047
GE Capital Commercial Mortgage Corp. Series 2004-C2, Class A4 4.893%, due 3/10/40	1,200,000	1,281,343
GS Mortgage Securities Corp. Series 2004-GG2, Class A6 5.396%, due 8/10/38 (c)	2,000,000	2,163,273
Merrill Lynch Mortgage Trust Series 2003-KEY1, Class A4 5.236%, due 11/12/35 (b)	1,000,000	1,065,911
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.73%, due 2/25/42 (b)(d)(e)(f)	1,315,553	1,260,431
RBSCF Trust Series 2010-MB1, Class A2 3.686%, due 4/15/15 (d)	800,000	829,592

Total Mortgage-Backed Securities (Cost $11,937,702)		12,072,193

†	Percentages indicated are based on Portfolio net assets.

X	Among the Portfolio’s 10 largest holdings, as of June 30, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-149

Portfolio of Investments June 30, 2011 (Unaudited) (continued)

	Principal
	Amount	Value
Municipal Bond 1.1%

Michigan 1.1%
Michigan Finance Authority Series E 4.75%, due 8/22/11	$3,900,000	$3,917,160

Total Municipal Bond (Cost $3,904,759)		3,917,160

U.S. Government & Federal Agencies 88.6%

Fannie Mae (Collateralized Mortgage Obligation) 0.1%
Series 2006-B1, Class AB 6.00%, due 6/25/16	196,940	199,636

Fannie Mae Grantor Trust (Collateralized Mortgage Obligation) 0.8%
Series 2003-T1, Class B 4.491%, due 11/25/12	2,660,000	2,788,938

Fannie Mae Strip (Collateralized Mortgage Obligations) 0.1%
Series 360, Class 2, IO 5.00%, due 8/1/35 (g)	1,042,375	221,647
Series 361, Class 2, IO 6.00%, due 10/1/35 (g)	176,290	33,283

		254,930

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 17.8%
2.375%, due 3/1/35 (b)	56,091	58,902
3.50%, due 10/1/25	1,520,497	1,550,755
3.50%, due 11/1/25	6,830,747	6,966,683
4.00%, due 3/1/25	4,288,025	4,483,239
4.00%, due 7/1/25	1,695,800	1,773,003
4.00%, due 12/1/40	6,005,299	6,022,128
X 4.00%, due 2/1/41	10,435,476	10,458,179
X 4.00%, due 3/1/41	11,885,357	11,918,665
4.50%, due 5/1/41	2,691,556	2,784,081
5.00%, due 1/1/20	1,336,674	1,445,083
5.00%, due 6/1/33	2,775,534	2,969,328
5.00%, due 8/1/33	1,586,733	1,695,061
5.00%, due 5/1/36	1,026,256	1,092,311
5.00%, due 10/1/39	2,511,909	2,687,718
5.044%, due 6/1/35 (b)	760,779	807,210
5.50%, due 1/1/21	968,578	1,050,522
5.50%, due 1/1/33	2,542,894	2,767,870
5.635%, due 2/1/37 (b)	305,298	322,082
6.50%, due 4/1/37	248,174	279,844

		61,132,664

Federal National Mortgage Association 1.0%
4.625%, due 5/1/13	3,285,000	3,506,652

Federal National Mortgage Association (Mortgage Pass-Through Securities) 49.0%
2.058%, due 11/1/34 (b)	357,470	374,713
2.356%, due 4/1/34 (b)	506,071	530,058
X 3.50%, due 11/1/20	8,486,773	8,839,987
3.50%, due 10/1/25	3,422,425	3,489,998
X 3.50%, due 11/1/25	24,666,141	25,153,157
4.00%, due 2/1/41	697,533	700,044
4.50%, due 7/1/18	4,018,326	4,299,837
4.50%, due 11/1/18	3,300,917	3,532,169
4.50%, due 6/1/23	4,360,545	4,636,052
4.50%, due 7/1/39	5,652,884	5,893,958
4.50%, due 9/1/40	5,411,324	5,642,096
4.50%, due 12/1/40	3,736,293	3,875,782
X 4.50%, due 1/1/41	9,101,246	9,489,379
5.00%, due 11/1/17	2,087,319	2,256,281
5.00%, due 9/1/20	184,374	199,413
5.00%, due 11/1/33	5,140,994	5,494,464
5.00%, due 6/1/35	4,144,082	4,427,066
5.00%, due 10/1/35	1,214,891	1,297,092
5.00%, due 1/1/36	553,117	590,541
X 5.00%, due 2/1/36	6,685,132	7,137,457
5.00%, due 5/1/36	6,570,442	7,015,007
5.00%, due 3/1/40	3,819,948	4,085,573
5.00%, due 2/1/41	5,190,532	5,574,171
5.50%, due 11/1/17	1,393,216	1,508,011
5.50%, due 6/1/19	1,147,146	1,255,516
5.50%, due 11/1/19	1,165,115	1,275,183
5.50%, due 4/1/21	2,036,993	2,214,786
5.50%, due 6/1/21	236,625	256,834
X 5.50%, due 6/1/33	6,799,453	7,404,207
5.50%, due 11/1/33	4,261,396	4,640,411
5.50%, due 12/1/33	4,296,903	4,679,077
5.50%, due 6/1/34	1,161,473	1,264,050
5.50%, due 3/1/35	1,812,018	1,972,049
5.50%, due 12/1/35	847,048	921,063
5.50%, due 4/1/36	4,887,461	5,314,522
5.50%, due 1/1/37	705,002	772,773
5.50%, due 7/1/37	533,465	584,747
5.50%, due 8/1/37	1,074,094	1,167,947
6.00%, due 12/1/16	86,904	95,019
6.00%, due 1/1/33	534,709	593,144
6.00%, due 3/1/33	727,920	807,470
6.00%, due 9/1/34	95,146	105,127
6.00%, due 9/1/35	2,064,433	2,289,447
6.00%, due 10/1/35	237,800	263,920
6.00%, due 10/1/35 TBA (h)	6,450,000	7,059,725
6.00%, due 4/1/36	1,924,707	2,124,221
6.00%, due 6/1/36	2,160,714	2,381,316
6.00%, due 11/1/36	1,617,996	1,787,739
6.00%, due 4/1/37	391,041	426,933

M-150 MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)

6.50%, due 10/1/31	$202,296	$230,220
6.50%, due 7/1/32	94,950	108,056
6.50%, due 2/1/37	203,818	230,933
6.50%, due 8/1/47	290,698	325,556

		168,594,297

Government National Mortgage Association (Collateralized Mortgage Obligation) 0.5%
Series 2006-32, Class A 5.079%, due 1/16/30	1,624,926	1,695,372

Government National Mortgage Association (Mortgage Pass-Through Securities) 10.1%
4.00%, due 9/20/40	3,944,599	4,015,067
X 4.50%, due 5/20/40	15,357,505	16,196,570
5.00%, due 4/15/34	3,053,056	3,328,467
5.00%, due 6/1/38 TBA (h)	1,800,000	1,944,281
5.50%, due 6/15/33	1,882,439	2,084,213
5.50%, due 12/15/35	965,720	1,067,120
5.50%, due 5/1/36 TBA (h)	3,810,000	4,192,189
6.00%, due 8/15/32	475,713	532,601
6.00%, due 10/15/32	652,474	730,499
6.50%, due 7/15/28	76,530	87,397
6.50%, due 8/15/28	121,315	138,644
6.50%, due 7/15/32	435,724	497,133

		34,814,181

X Overseas Private Investment Corporation 2.3%
5.142%, due 12/15/23 (i)	7,026,227	7,790,329

Tennessee Valley Authority 3.3%
3.875%, due 2/15/21	2,750,000	2,824,847
4.65%, due 6/15/35 (i)	4,395,000	4,268,754
6.25%, due 12/15/17 (i)	3,485,000	4,214,912

		11,308,513

United States Treasury Notes 3.6%
X 0.375%, due 8/31/12	8,680,000	8,691,527
2.00%, due 7/15/14 T.I.P.S. (j)	3,578,700	3,902,741

		12,594,268

Total U.S. Government & Federal Agencies (Cost $295,232,321)		304,679,780

Total Long-Term Bonds (Cost $331,850,644)		342,724,049

Short-Term Investment 4.7%

Repurchase Agreement 4.7%
State Street Bank and Trust Co. 0.01%, dated 6/30/11 due 7/1/11 Proceeds at Maturity $15,970,391 (Collateralized by a United States Treasury Note with a rate of 1.375% and a maturity date of 5/15/13, with a Principal Amount of $15,985,000 and a Market Value of $16,291,592)	15,970,386	15,970,386

Total Short-Term Investment (Cost $15,970,386)		15,970,386

Total Investments (Cost $347,821,030) (k)	104.3%	358,694,435
Other Assets, Less Liabilities	(4.3)	(14,862,210)
Net Assets	100.0%	$343,832,225

†††	On a daily basis New York Life Investments confirms that the value of the Portfolio’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).
(a)	Subprime mortgage investment and other asset-backed securities. The total market value of the securities at June 30, 2011 is $386,431, which represents 0.1% of the Portfolio’s net assets.
(b)	Floating rate—Rate shown is the rate in effect at June 30, 2011.
(c)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect at June 30, 2011.
(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(e)	Illiquid security—The total market value of this security at June 30, 2011 is $1,260,431, which represents 0.4% of the Portfolio’s net assets.
(f)	Fair valued security—The total market value of this security at June 30, 2011 is $1,260,431, which represents 0.4% of the Portfolio’s net assets.
(g)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest is calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-151

Portfolio of Investments June 30, 2011 (Unaudited) (continued)

(h)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at June 30, 2011 is $13,196,195, which represents 3.8% of the Portfolio’s net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.
(i)	United States Government Guaranteed Security.
(j)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.
(k)	At June 30, 2011, cost is $347,821,030 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$11,947,081
Gross unrealized depreciation	(1,073,676)

Net unrealized appreciation	$10,873,405

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011, for valuing the Portfolio’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$3,465,090	$—	$3,465,090
Corporate Bonds	—	18,589,826	—	18,589,826
Mortgage-Backed Securities (b)	—	10,811,762	1,260,431	12,072,193
Municipal Bond	—	3,917,160	—	3,917,160
U.S. Government & Federal Agencies	—	304,679,780	—	304,679,780

Total Long-Term Bonds	—	341,463,618	1,260,431	342,724,049

Short-Term Investment
Repurchase Agreement	—	15,970,386	—	15,970,386

Total Investments in Securities	$—	$357,434,004	$1,260,431	$358,694,435

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The level 3 security valued at $1,260,431 is held in Commercial Mortgage Loans (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2011, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

										Change in
										Unrealized
										Appreciation
										(Depreciation)
										from
	Balance			Change in						Investments
	as of	Accrued	Realized	Unrealized			Transfers	Transfers	Balance as of	Still Held at
	December 31,	Discounts	Gain	Appreciation			in to	out of	June 30,	June 30,
Investments in Securities	2010	(Premiums)	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2011	2011 (a)
Long-Term Bonds
Mortgage-Backed Securities Commercial Mortgage Loans (Collateralized Mortgage Obligations)	$1,286,399	$302	$504	$3,279	$—	$(30,053)	$—	$—	$1,260,431	$(26,270)

Total	$1,286,399	$302	$504	$3,279	$—	$(30,053)	$—	$—	$1,260,431	$(26,270)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

M-152 MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2011 (Unaudited)

Assets
Investment in securities, at value (identified cost $347,821,030)	$358,694,435
Receivables:
Investment securities sold	7,131,803
Interest	1,556,819
Fund shares sold	153,094
Other assets	3,624

Total assets	367,539,775

Liabilities
Payables:
Investment securities purchased	23,047,312
Fund shares redeemed	391,302
Manager (See Note 3)	143,012
NYLIFE Distributors (See Note 3)	43,367
Shareholder communication	40,392
Professional fees	35,996
Custodian	3,370
Accrued expenses	2,799

Total liabilities	23,707,550

Net assets	$343,832,225

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$29,277
Additional paid-in capital	313,752,754

313,782,031
Undistributed net investment income	16,413,931
Accumulated net realized gain (loss) on investments	2,762,858
Net unrealized appreciation (depreciation) on investments	10,873,405

Net assets	$343,832,225

Initial Class
Net assets applicable to outstanding shares	$135,144,169

Shares of beneficial interest outstanding	11,448,034

Net asset value per share outstanding	$11.81

Service Class
Net assets applicable to outstanding shares	$208,688,056

Shares of beneficial interest outstanding	17,828,822

Net asset value per share outstanding	$11.71

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-153

Statement of Operations for the six months ended June 30, 2011 (Unaudited)

Investment Income (Loss)
Income
Interest	$6,389,402

Expenses
Manager (See Note 3)	877,579
Distribution and service—Service Class (See Note 3)	262,836
Professional fees	41,417
Shareholder communication	32,157
Custodian	7,439
Trustees	5,796
Miscellaneous	8,349

Total expenses	1,235,573

Net investment income (loss)	5,153,829

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	85,246
Net change in unrealized appreciation (depreciation) on investments	2,078,744

Net realized and unrealized gain (loss) on investments	2,163,990

Net increase (decrease) in net assets resulting from operations	$7,317,819

M-154 MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the six months ended June 30, 2011 (Unaudited) and the year ended December 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,153,829	$9,920,180
Net realized gain (loss) on investments	85,246	4,743,931
Net change in unrealized appreciation (depreciation) on investments	2,078,744	3,507,059

Net increase (decrease) in net assets resulting from operations	7,317,819	18,171,170

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(5,047,806)
Service Class	—	(6,630,255)

	—	(11,678,061)

From net realized gain on investments:
Initial Class	—	(2,422,887)
Service Class	—	(3,407,890)

	—	(5,830,777)

Total dividends and distributions to shareholders	—	(17,508,838)

Capital share transactions:
Net proceeds from sale of shares	25,664,714	106,775,633
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	17,508,838
Cost of shares redeemed	(64,121,498)	(99,942,992)

Increase (decrease) in net assets derived from capital share transactions	(38,456,784)	24,341,479

Net increase (decrease) in net assets	(31,138,965)	25,003,811

Net Assets
Beginning of period	374,971,190	349,967,379

End of period	$343,832,225	$374,971,190

Undistributed net investment income at end of period	$16,413,931	$11,260,102

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-155

Financial Highlights selected per share data and ratios

	Initial Class
	Six months
	ended
	June 30,		Year ended December 31,
	2011*		2010		2009		2008		2007	2006
Net asset value at beginning of period	$11.55		$11.47		$11.72		$11.02		$10.85	$10.53

Net investment income (loss) (a)	0.18		0.33		0.36		0.44		0.51	0.47
Net realized and unrealized gain (loss) on investments	0.08		0.30		(0.17)		0.60		0.21	(0.04)

Total from investment operations	0.26		0.63		0.19		1.04		0.72	0.43

Less dividends and distributions:
From net investment income	—		(0.37)		(0.43)		(0.34)		(0.55)	(0.11)
From net realized gain on investments	—		(0.18)		(0.01)		—		—	—

Total dividends and distributions	—		(0.55)		(0.44)		(0.34)		(0.55)	(0.11)

Net asset value at end of period	$11.81		$11.55		$11.47		$11.72		$11.02	$10.85

Total investment return	2.25	%(b)(c)	5.35%		1.61%		9.80%		6.69%	4.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.08	%††	2.79%		3.12%		3.91%		4.61%	4.45%
Net expenses	0.55	%††	0.56%		0.56%		0.57%		0.56%	0.57%
Portfolio turnover rate	35	%(d)	127	%(d)	141	%(d)	72	%(d)	15%	83	%(d)
Net assets at end of period (in 000’s)	$135,144		$153,178		$167,267		$206,744		$170,115	$189,235

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 24%, 30%, 24%, 50%, and 25% for the six-month period ended June 30, 2011 and fiscal years ended December 31, 2010, 2009, 2008, and 2006, respectively.

M-156 MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Six months
	ended
	June 30,		Year ended December 31,
	2011*		2010		2009		2008		2007	2006
Net asset value at beginning of period	$11.46		$11.40		$11.66		$10.97		$10.81	$10.50

Net investment income (loss) (a)	0.16		0.30		0.33		0.40		0.48	0.45
Net realized and unrealized gain (loss) on investments	0.09		0.28		(0.17)		0.62		0.20	(0.05)

Total from investment operations	0.25		0.58		0.16		1.02		0.68	0.40

Less dividends and distributions:
From net investment income	—		(0.34)		(0.41)		(0.33)		(0.52)	(0.09)
From net realized gain on investments	—		(0.18)		(0.01)		—		—	—

Total dividends and distributions	—		(0.52)		(0.42)		(0.33)		(0.52)	(0.09)

Net asset value at end of period	$11.71		$11.46		$11.40		$11.66		$10.97	$10.81

Total investment return	2.18	%(b)(c)	5.09%		1.36%		9.53%		6.42%	3.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.84	%††	2.53%		2.87%		3.59%		4.36%	4.20%
Net expenses	0.80	%††	0.81%		0.81%		0.82%		0.81%	0.82%
Portfolio turnover rate	35	%(d)	127	%(d)	141	%(d)	72	%(d)	15%	83	%(d)
Net assets at end of period (in 000’s)	$208,688		$221,793		$182,700		$216,838		$89,533	$69,104

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 24%, 30%, 24%, 50%, and 25% for the six-month period ended June 30, 2011 and fiscal years ended December 31, 2010, 2009, 2008, and 2006, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-157

MainStay VP Growth Allocation Portfolio
Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2011

				Since	Gross
	Six	One	Five	Inception	Expense
Class	Months	Year	Years	(2/13/06)	Ratio[2]

Initial Class Shares	6.63%	32.60%	3.89%	3.71%	1.15%

Service Class Shares	6.50	32.26	3.62	3.45	1.40

	Six	One	Five	Since Inception
Benchmark Performance	Months	Year	Years	(2/13/06)

S&P 500® Index[3]	6.02%	30.69%	2.94%	2.92%

MSCI EAFE® Index[3]	4.98	30.36	1.48	2.46

Average Lipper Variable Products Multi-Cap Core Portfolio[4]	5.90	30.28	3.11	2.87

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Multi-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap core portfolios typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SuperComposite 1500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-158    MainStay VP Growth Allocation Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Growth Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2011, to June 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2011, to June 30, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	1/1/11	6/30/11	Period[1]	6/30/11	Period[1]
Initial Class Shares	$1,000.00	$1,066.30	$0.26	$1,024.50	$0.25

Service Class Shares	$1,000.00	$1,065.00	$1.54	$1,023.30	$1.51

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.05% for Initial Class and 0.30% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com    M-159

Investment Objectives of Underlying Portfolios/Funds as of June 30, 2011 (Unaudited)

Growth of Capital	44.2
Capital Appreciation	40.3
Total Return	15.4
Other Assets, Less Liabilities	0.1

See Portfolio of Investments on page M-163 for specific holdings within these categories.

M-160    MainStay VP Growth Allocation Portfolio

Portfolio Management Discussion and Analysis

Questions answered by Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Growth Allocation Portfolio perform relative to its peers and its benchmark for the six months ended June 30, 2011?

For the six months ended June 30, 2011, MainStay VP Growth Allocation Portfolio returned 6.63% for Initial Class shares and 6.50% for Service Class shares. Both share classes outperformed the 5.90% return of the average Lipper2 Variable Products Multi-Cap Core Portfolio and the 6.02% return of the S&P 500® Index2 for the six months ended June 30, 2011. The S&P 500® Index is the Portfolio’s broad-based securities-market index. Both share classes outperformed the 4.98% return of the MSCI EAFE® Index,2 which is a secondary benchmark for the Portfolio.

Were there any changes to the Portfolio during the reporting period?

Effective January 1, 2011, New York Life Investments assumed day-to-day portfolio management of the Portfolio. In addition, effective January 1, 2011, Jae S. Yoon replaced Tony Elavia as a portfolio manager for the Portfolio. Jonathan Swaney continued to serve as a portfolio manager for the Portfolio.

What factors affected the Portfolio’s relative perfor-mance during the reporting period?

The Portfolio invests in other variable product Portfolios and mutual funds referred to as Underlying Portfolios/Funds. The Underlying Portfolios/Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks.

The Portfolio outperformed its peers and the S&P 500® Index. Selection among available Underlying Portfolios/Funds was meaningfully positive, as several of the Underlying Portfolios/Funds—including MainStay Epoch U.S. All Cap Fund, MainStay 130/30 International Fund and MainStay ICAP International Fund—favored investments that performed especially well within their respective market segments.

How did you allocate the Portfolio’s assets during the reporting period and why?

In managing the Portfolio, we considered a variety of information, including the Portfolio/Fund-level characteristics of the Underlying Portfolios/Funds in which the Portfolio invests, such as capitalization, style biases and sector exposure. We also examined the attributes of the Underlying Portfolios’/Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Portfolios/Funds. In general, we sought Underlying Equity Portfolios/Funds that had a track record of capable portfolio management, a presence in attractively valued market segments and investments in companies with strong management, fairly priced securities and strong price and earnings momentum.

We responded to a smaller-than-normal premium for growth stocks in relation to value stocks, and we anticipated that companies would be rewarded for maintaining a high rate of profit growth if the earnings recovery began to lose momentum in the quarters ahead. With these factors in mind, we tilted the Portfolio slightly toward Underlying Portfolios/Funds that emphasized growth stocks. This bias had a small positive impact on performance during the reporting period.

We also oriented the Portfolio toward Underlying Portfolios/Funds with a preference for large-capitalization stocks over small-cap stocks. In our view, a disparity in pricing suggested that the powerful small-cap rally over the past two years had left these stocks comparatively expensive.

How did the Portfolio’s allocations change over the course of the reporting period?

The Portfolio has historically had extensive holdings among Underlying Equity Portfolios/Funds with quantitative management styles. During the reporting period, we came to believe that the Portfolio would benefit from greater emphasis on qualitatively driven Underlying Equity Portfolios/Funds. As a result, we gradually diversified the Portfolio across different management styles by moving away from MainStay VP Mid Cap Core Portfolio and MainStay VP Common Stock Portfolio and into MainStay MAP Fund, MainStay VP Large Cap Growth Portfolio and MainStay VP U.S. Small Cap Portfolio.

The Portfolio’s allocation to MainStay VP International Equity Portfolio was trimmed significantly. The proceeds were directed to a variety of Underlying Domestic Equity Portfolios/Funds. The repositioning reflected our expectation that the U.S. economy and U.S. capital markets should perform well in the quarters ahead, compared to other developed nations.

During the reporting period, we initiated a new position in MainStay Epoch International Small Cap Fund to gain access to additional market segments.

During the reporting period, which Underlying Equity Portfolios/Funds had the highest total returns and which Underlying Equity Portfolios/Funds had the lowest total returns?

Among the Underlying Equity Portfolios/Funds in which the Portfolio invested, the highest total returns came from MainStay Epoch U.S. All Cap Fund and MainStay 130/30 International Fund. The only Underlying Equity Portfolio/Fund with a negative

1. “New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indexes and other indexes and service providers mentioned in the reports.N ot all Mai nSt ay VP P ort fol ios an d/ or s har e c las ses ar e av ail abl e u nde r al l po lic ies .

mainstayinvestments.com    M-161

total return for the reporting period was MainStay VP International Equity Portfolio, and the Underlying Equity Portfolio/Fund with the lowest positive return was MainStay Epoch International Small Cap Fund.

Which Underlying Equity Portfolios/Funds made the strongest contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

MainStay VP Mid Cap Core Portfolio and MainStay Epoch U.S. All Cap Fund made the strongest contributions to the equity portion of the Portfolio. (Contributions take weightings and total returns into account.) Given when they were owned and in what amounts, no Underlying Equity Portfolios/Funds provided negative dollar-weighted returns during the reporting period. The smallest contributions, however, came from MainStay VP S&P 500 Index Portfolio and MainStay VP Growth Equity Portfolio. Both of these positions were very small.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Growth Allocation Portfolio on this page and the preceding pages has not been audited.

M-162    MainStay VP Growth Allocation Portfolio

Portfolio of Investments June 30, 2011 (Unaudited)

	Shares	Value
Affiliated Investment Companies 99.9%†

Equity Funds 99.9%
MainStay 130/30 Core Fund Class I (a)	2,711,525	$22,424,314
MainStay 130/30 Growth Fund Class I (b)	8,312	74,145
MainStay 130/30 International Fund Class I (a)	2,603,163	19,419,598
MainStay Epoch Global Choice Fund Class I (a)	168,421	2,672,846
MainStay Epoch International Small Cap Fund Class I	124,527	2,556,543
MainStay Epoch U.S. All Cap Fund Class I	1,147,485	29,214,977
MainStay ICAP Equity Fund Class I	191,500	7,269,323
MainStay ICAP International Fund Class I	610,162	18,951,647
MainStay MAP Fund Class I	1,452,745	48,899,387
MainStay VP Common Stock Portfolio Initial Class	946,608	16,099,272
MainStay VP Growth Equity Portfolio Initial Class	16,927	434,634
MainStay VP ICAP Select Equity Portfolio Initial Class	1,149,302	15,111,637
MainStay VP International Equity Portfolio Initial Class	502,596	6,379,129
MainStay VP Large Cap Growth Portfolio Initial Class (a)(b)	2,097,551	33,784,621
MainStay VP Mid Cap Core Portfolio Initial Class (a)	1,578,136	20,188,977
MainStay VP U.S. Small Cap Portfolio Initial Class (a)	2,552,994	25,066,614

Total Investments (Cost $235,032,662) (c)	99.9%	268,547,664
Other Assets, Less Liabilities	0.1	153,947

Net Assets	100.0%	$268,701,611

†	Percentages indicated are based on Portfolio net assets.
(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)
(b)	Non-income producing Underlying Portfolio/Fund.
(c)	At June 30, 2011, cost is $237,646,703 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$33,586,101
Gross unrealized depreciation	(2,685,140)

Net unrealized appreciation	$30,900,961

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Quoted
Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities
Affiliated Investment Companies—Equity Funds	$268,547,664	$—	$—	$268,547,664

Total Investments in Securities	$268,547,664	$—	$—	$268,547,664

For the period ended June 30, 2011, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At June 30, 2011, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-163

Statement of Assets and Liabilities as of June 30, 2011 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $235,032,662)	$268,547,664
Cash	90,065
Receivables:
Fund shares sold	276,113
Other assets	3,125

Total assets	268,916,967

Liabilities
Payables:
Investment securities purchased	90,065
NYLIFE Distributors (See Note 3)	47,663
Fund shares redeemed	26,849
Shareholder communication	25,161
Professional fees	22,827
Custodian	1,123
Accrued expenses	1,668

Total liabilities	215,356

Net assets	$268,701,611

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$25,745
Additional paid-in capital	264,621,005

264,646,750
Undistributed net investment income	1,820,271
Accumulated net realized gain (loss) on investments	(31,280,412)
Net unrealized appreciation (depreciation) on investments	33,515,002

Net assets	$268,701,611

Initial Class
Net assets applicable to outstanding shares	$29,680,290

Shares of beneficial interest outstanding	2,832,152

Net asset value per share outstanding	$10.48

Service Class
Net assets applicable to outstanding shares	$239,021,321

Shares of beneficial interest outstanding	22,912,938

Net asset value per share outstanding	$10.43

M-164 MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2011 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$369,692

Expenses
Distribution and service—Service Class (See Note 3)	291,210
Professional fees	26,612
Shareholder communication	22,941
Trustees	3,799
Custodian	2,277
Miscellaneous	5,117

Total expenses	351,956

Net investment income (loss)	17,736

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on affiliated investment company transactions	14,578,463
Net change in unrealized appreciation (depreciation) on investments	1,875,645

Net realized and unrealized gain (loss) on investments	16,454,108

Net increase (decrease) in net assets resulting from operations	$16,471,844

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-165

Statements of Changes in Net Assets
for the six months ended June 30, 2011 (Unaudited) and the year ended December 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$17,736	$1,802,543
Net realized gain (loss) on investments from affiliated investment company transactions	14,578,463	(4,043,968)
Net change in unrealized appreciation (depreciation) on investments	1,875,645	34,854,559

Net increase (decrease) in net assets resulting from operations	16,471,844	32,613,134

Dividends to shareholders:
From net investment income:
Initial Class	—	(313,787)
Service Class	—	(1,980,557)

Total dividends to shareholders	—	(2,294,344)

Capital share transactions:
Net proceeds from sale of shares	17,925,568	35,838,115
Net asset value of shares issued to shareholders in reinvestment of dividends	—	2,294,344
Cost of shares redeemed	(18,488,839)	(27,275,371)

Increase (decrease) in net assets derived from capital share transactions	(563,271)	10,857,088

Net increase (decrease) in net assets	15,908,573	41,175,878

Net Assets
Beginning of period	252,793,038	211,617,160

End of period	$268,701,611	$252,793,038

Undistributed net investment income at end of period	$1,820,271	$1,802,535

M-166 MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
							February 13,
	Six months						2006**
	ended						through
	June 30,		Year ended December 31,				December 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$9.83		$8.64	$7.02	$11.69	$11.10	$10.00

Net investment income (loss)	0.01	(a)	0.09 (a)	0.12 (a)	0.11 (a)	0.07	0.08	(a)
Net realized and unrealized gain (loss) on investments	0.64		1.20	1.83	(4.50)	1.11	1.17

Total from investment operations	0.65		1.29	1.95	(4.39)	1.18	1.25

Less dividends and distributions:
From net investment income	—		(0.10)	(0.18)	(0.07)	(0.14)	(0.08)
From net realized gain on investments	—		—	(0.15)	(0.21)	(0.45)	(0.07)

Total dividends and distributions	—		(0.10)	(0.33)	(0.28)	(0.59)	(0.15)

Net asset value at end of period	$10.48		$9.83	$8.64	$7.02	$11.69	$11.10

Total investment return	6.61	%(b)(c)	15.03%	28.04%	(37.58%)	10.41%	12.42	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.21	%††	1.03%	1.56%	1.14%	0.75%	0.90	%††
Net expenses (d)	0.05	%††	0.06%	0.06%	0.07%	0.07%	0.24	%††
Expenses (before waiver/reimbursement) (d)	0.05	%††	0.06%	0.06%	0.07%	0.09%	0.24	%††
Portfolio turnover rate	33%		48%	47%	42%	16%	61%
Net assets at end of period (in 000’s)	$29,680		$30,384	$24,774	$15,699	$17,160	$7,312

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-167

Financial Highlights selected per share data and ratios

	Service Class
							February 13,
	Six months						2006**
	ended						through
	June 30,		Year ended December 31,				December 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$9.80		$8.62	$7.00	$11.67	$11.08	$10.00

Net investment income (loss)	(0.00	)‡(a)	0.07 (a)	0.10 (a)	0.09 (a)	0.05	0.07	(a)
Net realized and unrealized gain (loss) on investments	0.63		1.20	1.83	(4.50)	1.10	1.15

Total from investment operations	0.63		1.27	1.93	(4.41)	1.15	1.22

Less dividends and distributions:
From net investment income	—		(0.09)	(0.16)	(0.05)	(0.11)	(0.07)
From net realized gain on investments	—		—	(0.15)	(0.21)	(0.45)	(0.07)

Total dividends and distributions	—		(0.09)	(0.31)	(0.26)	(0.56)	(0.14)

Net asset value at end of period	$10.43		$9.80	$8.62	$7.00	$11.67	$11.08

Total investment return	6.43	%(b)(c)	14.75%	27.72%	(37.75%)	10.14%	12.18	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.01	%)††	0.77%	1.29%	0.90%	0.52%	0.72	%††
Net expenses (d)	0.30	%††	0.31%	0.31%	0.32%	0.32%	0.49	%††
Expenses (before waiver/reimbursement) (d)	0.30	%††	0.31%	0.31%	0.32%	0.34%	0.49	%††
Portfolio turnover rate	33%		48%	47%	42%	16%	61%
Net assets at end of period (in 000’s)	$239,021		$222,409	$186,844	$134,981	$168,639	$74,594

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

M-168 MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Growth Equity Portfolio
Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2011

					Gross
					Expense
Class	Six Months	One Year	Five Years	Ten Years[1]	Ratio[2]

Initial Class Shares	4.35%	31.46%	2.59%	0.35%	0.66%

Service Class Shares[3]	4.22	31.13	2.33	0.10	0.91

	Six	One	Five	Ten
Benchmark Performance	Months	Year	Years	Years

Russell 1000® Growth Index[4]	6.83%	35.01%	5.33%	2.24%

Average Lipper Variable Products Large-Cap Growth Portfolio[5]	5.55	33.63	4.37	2.11

1.	Performance figures shown for the ten-year period ended June 30, 2011 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 0.33% for Initial Class shares and 0.07% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.	The Average Lipper Variable Products Large-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap growth portfolios typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500® index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com    M-169

Cost in Dollars of a $1,000 Investment in MainStay VP Growth Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2011, to June 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2011, to June 30, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	1/1/11	6/30/11	Period[1]	6/30/11	Period[1]
Initial Class Shares	$1,000.00	$1,043.50	$3.34	$1,021.50	$3.31

Service Class Shares	$1,000.00	$1,042.20	$4.61	$1,020.30	$4.56

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.66% for Initial Class and 0.91% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

M-170    MainStay VP Growth Equity Portfolio

Industry Composition as of June 30, 2011 (Unaudited)

Software	9.5%
Computers & Peripherals	7.0
IT Services	6.5
Health Care Equipment & Supplies	4.7
Oil, Gas & Consumable Fuels	4.7
Aerospace & Defense	4.6
Energy Equipment & Services	4.4
Machinery	4.1
Media	3.8
Communications Equipment	3.4
Internet & Catalog Retail	3.2
Biotechnology	3.1
Health Care Providers & Services	3.1
Hotels, Restaurants & Leisure	2.9
Food Products	2.8
Beverages	2.6
Consumer Finance	2.5
Chemicals	2.3
Multiline Retail	2.0
Wireless Telecommunication Services	2.0
Internet Software & Services	1.8
Textiles, Apparel & Luxury Goods	1.8
Capital Markets	1.6
Road & Rail	1.5
Specialty Retail	1.5
Food & Staples Retailing	1.3
Metals & Mining	1.3
Life Sciences Tools & Services	1.2
Pharmaceuticals	1.2
Household Products	1.1
Personal Products	1.1
Health Care Technology	0.9
Industrial Conglomerates	0.8
Semiconductors & Semiconductor Equipment	0.8
Professional Services	0.5
Short-Term Investments	2.4
Other Assets, Less Liabilities	–0.0 ‡

100.0%

See Portfolio of Investments beginning on page M-173 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of June 30, 2011 (excluding short-term investments)

1.	Apple, Inc.
2.	Oracle Corp.
3.	PepsiCo., Inc.
4.	QUALCOMM, Inc.
5.	American Express Co.
6.	Occidental Petroleum Corp.
7.	Danaher Corp.
8.	United Technologies Corp.
9.	International Business Machines Corp.
10.	Covidien PLC

mainstayinvestments.com    M-171

Portfolio Management Discussion and Analysis

Questions answered by Harish Kumar, PhD, CFA, and Martin J. Mickus, CFA, of Madison Square Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Growth Equity Portfolio perform relative to its peers and its benchmark during the reporting period?

For the six months ended June 30, 2011, MainStay VP Growth Equity Portfolio returned 4.35% for Initial Class shares and 4.22% for Service Class shares. Both share classes underperformed the 5.55% return of the average Lipper1 Variable Products Large-Cap Growth Portfolio and the 6.83% return of the Russell 1000® Growth Index1 for the six months ended June 30, 2011. The Russell 1000® Growth Index is the Portfolio’s broad-based securities-market index.

What factors affected the Portfolio’s relative performance during the reporting period?

The Fund underperformed the Russell 1000® Growth Index primarily because of stock selection in the consumer discretionary and energy sectors.

Which sectors were the strongest contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Information technology, telecommunication services and utilities made the strongest sector contributions to the Portfolio’s performance relative to the Russell 1000® Growth Index. (Contributions take weightings and total returns into account.) Consumer discretionary, energy and consumer staples made the weakest sector contributions relative to the benchmark.

During the reporting period, which individual stocks made the strongest contributions to the Portfolio’s absolute performance and which stocks detracted the most?

On an absolute basis, the strongest contributions to the Portfolio’s performance came from integrated oil company ExxonMobil, consumer finance company American Express and communications equipment company Qualcomm. Major detractors from the Portfolio’s absolute performance were Internet software & services company Google, oil and gas drilling equipment manufacturer Transocean Ltd. and capital markets company Goldman Sachs Group.
Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio initiated new positions in aerospace & defense company United Technologies and high-end accessory and gift manufacturer and retailer Coach. Significant sales included integrated oil company ExxonMobil and quick service restaurant company McDonald’s.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period the Portfolio’s weightings relative to the Russell 1000® Growth Index increased in the consumer staples and telecommunication services sectors. Over the same period, the Portfolio’s weightings relative to the benchmark decreased in energy and financials.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2011, the Portfolio held overweight positions relative to the Russell 1000® Growth Index in the health care and information technology sectors. As of the same date, the Portfolio held underweight positions relative to the benchmark in consumer staples and energy.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indexes and other indexes and service providers mentioned in the reports.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Growth Equity Portfolio on this page and the preceding pages has not been audited.

M-172    MainStay VP Growth Equity Portfolio

Portfolio of Investments††† June 30, 2011 (Unaudited)

	Shares	Value
Common Stocks 97.6%†

Aerospace & Defense 4.6%
Goodrich Corp.	50,883	$4,859,326
Precision Castparts Corp.	38,735	6,377,718
X United Technologies Corp.	107,926	9,552,530

		20,789,574

Beverages 2.6%
X PepsiCo., Inc.	168,642	11,877,456

Biotechnology 3.1%
Alexion Pharmaceuticals, Inc. (a)	84,339	3,966,463
Dendreon Corp. (a)	79,842	3,148,969
Gilead Sciences, Inc. (a)	170,242	7,049,721

		14,165,153

Capital Markets 1.6%
Goldman Sachs Group, Inc. (The)	24,860	3,308,617
TD Ameritrade Holding Corp.	213,340	4,162,264

		7,470,881

Chemicals 2.3%
E.I. du Pont de Nemours & Co.	101,308	5,475,697
Praxair, Inc.	47,791	5,180,067

		10,655,764

Communications Equipment 3.4%
Juniper Networks, Inc. (a)	124,055	3,907,733
X QUALCOMM, Inc.	207,385	11,777,394

		15,685,127

Computers & Peripherals 7.0%
X Apple, Inc. (a)(b)	73,991	24,836,559
EMC Corp. (a)	251,799	6,937,062

		31,773,621

Consumer Finance 2.5%
X American Express Co.	219,553	11,350,890

Energy Equipment & Services 4.4%
Baker Hughes, Inc.	99,638	7,229,734
Nabors Industries, Ltd. (a)	170,277	4,195,625
Schlumberger, Ltd.	101,250	8,748,000

		20,173,359

Food & Staples Retailing 1.3%
Costco Wholesale Corp.	72,570	5,895,587

Food Products 2.8%
General Mills, Inc.	128,911	4,798,068
Green Mountain Coffee Roasters, Inc. (a)	37,036	3,305,833
Mead Johnson Nutrition Co.	68,016	4,594,481

		12,698,382

Health Care Equipment & Supplies 4.7%
Cooper Cos., Inc. (The)	51,476	4,078,958
X Covidien PLC	166,308	8,852,575
Edwards Lifesciences Corp. (a)	47,072	4,103,737
St. Jude Medical, Inc.	90,924	4,335,256

		21,370,526

Health Care Providers & Services 3.1%
AmerisourceBergen Corp.	106,976	4,428,806
Express Scripts, Inc. (a)	102,253	5,519,617
Humana, Inc.	54,233	4,367,926

		14,316,349

Health Care Technology 0.9%
Cerner Corp. (a)	64,952	3,969,217

Hotels, Restaurants & Leisure 2.9%
Las Vegas Sands Corp. (a)	96,122	4,057,310
Starbucks Corp.	129,092	5,097,843
Starwood Hotels & Resorts Worldwide, Inc.	75,976	4,257,695

		13,412,848

Household Products 1.1%
Procter & Gamble Co. (The)	82,540	5,247,068

Industrial Conglomerates 0.8%
General Electric Co.	202,405	3,817,358

Internet & Catalog Retail 3.2%
Amazon.com, Inc. (a)	35,516	7,262,667
Priceline.com, Inc. (a)	14,628	7,488,512

		14,751,179

Internet Software & Services 1.8%
Google, Inc. Class A (a)	16,484	8,347,168

IT Services 6.5%
Accenture PLC Class A	88,011	5,317,625
Cognizant Technology Solutions Corp. Class A (a)	94,211	6,909,435
X International Business Machines Corp.	53,281	9,140,355
MasterCard, Inc. Class A	13,079	3,941,226
Teradata Corp. (a)	73,032	4,396,526

		29,705,167

†	Percentages indicated are based on Portfolio net assets.

X	Among the Portfolio’s 10 largest holdings, as of June 30, 2011, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-173

Portfolio of Investments††† June 30, 2011 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)

Life Sciences Tools & Services 1.2%
Agilent Technologies, Inc. (a)	108,519	$5,546,406

Machinery 4.1%
Caterpillar, Inc.	49,104	5,227,612
X Danaher Corp.	185,153	9,811,257
Deere & Co.	44,816	3,695,079

		18,733,948

Media 3.8%
DIRECTV Class A (a)	93,035	4,728,039
Scripps Networks Interactive Class A	87,900	4,296,552
Viacom, Inc. Class B	160,351	8,177,901

		17,202,492

Metals & Mining 1.3%
Freeport-McMoRan Copper & Gold, Inc.	108,990	5,765,571

Multiline Retail 2.0%
Dollar Tree, Inc. (a)	64,676	4,308,715
Macy’s, Inc.	169,422	4,953,899

		9,262,614

Oil, Gas & Consumable Fuels 4.7%
Marathon Oil Corp.	87,532	4,611,186
X Occidental Petroleum Corp.	102,708	10,685,740
Pioneer Natural Resources Co.	35,904	3,215,921
Southwestern Energy Co. (a)	71,318	3,058,116

		21,570,963

Personal Products 1.1%
Estee Lauder Cos., Inc. (The) Class A	47,576	5,004,519

Pharmaceuticals 1.2%
Shire PLC, Sponsored ADR (c)	56,181	5,292,812

Professional Services 0.5%
Verisk Analytics, Inc. Class A (a)	66,546	2,303,823

Road & Rail 1.5%
Union Pacific Corp.	66,071	6,897,812

Semiconductors & Semiconductor Equipment 0.8%
Broadcom Corp. Class A (a)	107,133	3,603,954

Software 9.5%
Autodesk, Inc. (a)	79,796	3,080,126
Check Point Software Technologies, Ltd. (a)	79,499	4,519,518
Citrix Systems, Inc. (a)	68,031	5,442,480
Informatica Corp. (a)	62,830	3,671,157
Microsoft Corp.	231,748	6,025,448
X Oracle Corp.	481,563	15,848,238
Salesforce.com, Inc. (a)	31,944	4,759,017

		43,345,984

Specialty Retail 1.5%
Home Depot, Inc. (The)	189,672	6,869,920

Textiles, Apparel & Luxury Goods 1.8%
Coach, Inc.	127,747	8,166,866

Wireless Telecommunication Services 2.0%
American Tower Corp. Class A (a)	109,828	5,747,299
Vodafone Group PLC, Sponsored ADR (c)	122,227	3,265,906

		9,013,205

Total Common Stocks (Cost $377,634,253)		446,053,563

	Principal
	Amount
Short-Term Investments 2.4%

Repurchase Agreement 0.0%‡
State Street Bank and Trust Co. 0.01%, dated 6/30/11 due 7/1/11 Proceeds at Maturity $71,480 (Collateralized by a United States Treasury Note with a rate of 3.125% and a maturity date of 4/30/17, with a Principal Amount of $70,000 and a Market Value of $74,677)	$71,480	71,480

Total Repurchase Agreement (Cost $71,480)		71,480

U.S. Government 2.4%
United States Treasury Bills 0.034%, due 10/6/11 (d)	10,100,000	10,099,091
0.037%, due 10/27/11 (b)(d)	800,000	799,904

Total U.S. Government (Cost $10,899,961)		10,898,995

Total Short-Term Investments (Cost $10,971,441)		10,970,475

Total Investments (Cost $388,605,694) (f)	100.0%	457,024,038
Other Assets, Less Liabilities	(0.0)‡	(139,040)

Net Assets	100.0%	$456,884,998

M-174 MainStay VP Growth Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

		Unrealized
	Contracts	Appreciation
	Long	(Depreciation) (e)
Futures Contracts 0.0%‡

Standard & Poor’s Index Mini September 2011	93	$226,788

Total Futures Contracts (Settlement Value $6,117,075)		$226,788

†††	On a daily basis New York Life Investments confirms that the value of the Portfolio’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	Represents a security, or a portion thereof, which is maintained at the broker as collateral for futures contracts.
(c)	ADR—American Depositary Receipt.
(d)	Interest rate presented is yield to maturity.
(e)	Represents the difference between the value of the contracts at the time they were opened and the value at June 30, 2011.
(f)	At June 30, 2011, cost is $389,613,520 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$72,225,892
Gross unrealized depreciation	(4,815,374)

Net unrealized appreciation	$67,410,518

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011, for valuing the Portfolio’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks	$446,053,563	$—	$—	$446,053,563
Short-Term Investments
Repurchase Agreement	—	71,480	—	71,480
U.S. Government	—	10,898,995	—	10,898,995

Total Short-Term Investments	—	10,970,475	—	10,970,475

Total Investments in Securities	446,053,563	10,970,475	—	457,024,038

Other Financial Instruments
Futures Contracts Long (b)	226,788	—	—	226,788

Total Investments in Securities and Other Financial Instruments	$446,280,351	$10,970,475	$—	$457,250,826

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation as shown on the Portfolio of Investments.

For the period ended June 30, 2011, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At June 30, 2011, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-175

Statement of Assets and Liabilities as of June 30, 2011 (Unaudited)

Assets
Investment in securities, at value (identified cost $388,605,694)	$457,024,038
Receivables:
Investment securities sold	2,335,346
Dividends and interest	359,060
Variation margin on futures contracts	52,080
Fund shares sold	17,324
Other assets	5,166

Total assets	459,793,014

Liabilities
Payables:
Investment securities purchased	2,501,189
Manager (See Note 3)	223,541
Fund shares redeemed	86,466
Shareholder communication	46,108
Professional fees	36,982
NYLIFE Distributors (See Note 3)	9,933
Custodian	1,127
Accrued expenses	2,670

Total liabilities	2,908,016

Net assets	$456,884,998

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$17,804
Additional paid-in capital	434,406,582

434,424,386
Undistributed net investment income	2,830,702
Accumulated net realized gain (loss) on investments and futures transactions	(49,015,222)
Net unrealized appreciation (depreciation) on investments and futures contracts	68,645,132

Net assets	$456,884,998

Initial Class
Net assets applicable to outstanding shares	$407,295,388

Shares of beneficial interest outstanding	15,862,376

Net asset value per share outstanding	$25.68

Service Class
Net assets applicable to outstanding shares	$49,589,610

Shares of beneficial interest outstanding	1,941,790

Net asset value per share outstanding	$25.54

M-176 MainStay VP Growth Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2011 (Unaudited)

Investment Income (Loss)
Income
Dividends	$2,528,375
Interest	1,526

Total income	2,529,901

Expenses
Manager (See Note 3)	1,420,932
Distribution and service—Service Class (See Note 3)	62,381
Professional fees	45,218
Shareholder communication	41,302
Trustees	7,046
Custodian	6,748
Miscellaneous	9,719

Total expenses	1,593,346

Net investment income (loss)	936,555

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Security transactions	24,173,919
Futures transactions	(215,364)

Net realized gain (loss) on investments and futures transactions	23,958,555

Net change in unrealized appreciation (depreciation) on:
Investments	(5,350,363)
Futures contracts	171,349

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(5,179,014)

Net realized and unrealized gain (loss) on investments and futures transactions	18,779,541

Net increase (decrease) in net assets resulting from operations	$19,716,096

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-177

Statements of Changes in Net Assets
for the six months ended June 30, 2011 (Unaudited) and the year ended December 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$936,555	$1,993,855
Net realized gain (loss) on investments and futures transactions	23,958,555	26,458,305
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(5,179,014)	22,322,146

Net increase (decrease) in net assets resulting from operations	19,716,096	50,774,306

Dividends to shareholders:
From net investment income:
Initial Class	—	(2,041,096)
Service Class	—	(140,277)

Total dividends to shareholders	—	(2,181,373)

Capital share transactions:
Net proceeds from sale of shares	4,521,092	12,766,836
Net asset value of shares issued to shareholders in reinvestment of dividends	—	2,181,373
Cost of shares redeemed	(33,243,705)	(65,162,611)

Increase (decrease) in net assets derived from capital share transactions	(28,722,613)	(50,214,402)

Net increase (decrease) in net assets	(9,006,517)	(1,621,469)

Net Assets
Beginning of period	465,891,515	467,512,984

End of period	$456,884,998	$465,891,515

Undistributed net investment income at end of period	$2,830,702	$1,894,147

M-178 MainStay VP Growth Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months
	ended
	June 30,		Year ended December 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$24.62		$22.04	$16.52	$27.23	$24.26	$23.31

Net investment income (loss)	0.06		0.13	0.12	0.10 (a)	0.13	0.05
Net realized and unrealized gain (loss) on investments	1.00		2.57	5.51	(10.68)	2.88	0.99

Total from investment operations	1.06		2.70	5.63	(10.58)	3.01	1.04

Less dividends:
From net investment income	—		(0.12)	(0.11)	(0.13)	(0.04)	(0.09)

Net asset value at end of period	$25.68		$24.62	$22.04	$16.52	$27.23	$24.26

Total investment return	4.31	%(b)(c)	12.21%	34.18%	(38.87%)	12.39%	4.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.43	%††	0.48%	0.57%	0.43%	0.40%	0.13%
Net expenses	0.66	%††	0.65%	0.68%	0.64%	0.60%	0.62%
Portfolio turnover rate	62%		126%	157%	54%	85%	28%
Net assets at end of period (in 000’s)	$407,295		$417,194	$423,086	$350,412	$681,500	$738,278

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Six months
	ended
	June 30,		Year ended December 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$24.52		$21.96	$16.45	$27.07	$24.14	$23.21

Net investment income (loss)	0.02		0.05	0.05	0.04 (a)	0.04	(0.03)
Net realized and unrealized gain (loss) on investments	1.00		2.58	5.51	(10.60)	2.89	1.00

Total from investment operations	1.02		2.63	5.56	(10.56)	2.93	0.97

Less dividends:
From net investment income	—		(0.07)	(0.05)	(0.06)	—	(0.04)

Net asset value at end of period	$25.54		$24.52	$21.96	$16.45	$27.07	$24.14

Total investment return	4.16	%(b)(c)	11.93%	33.85%	(39.03%)	12.11%	4.19%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.18	%††	0.23%	0.32%	0.18%	0.15%	(0.12%)
Net expenses	0.91	%††	0.90%	0.93%	0.89%	0.85%	0.87%
Portfolio turnover rate	62%		126%	157%	54%	85%	28%
Net assets at end of period (in 000’s)	$49,590		$48,698	$44,427	$36,228	$64,887	$60,806

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-179

MainStay VP High Yield Corporate Bond Portfolio
Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2011

					Gross
					Expense
Class	Six Months	One Year	Five Years	Ten Years[1]	Ratio[2]

Initial Class Shares	4.47%	12.91%	7.20%	9.19%	0.61%

Service Class Shares[3]	4.34	12.63	6.94	8.92	0.86

	Six	One	Five	Ten
Benchmark Performance	Months	Year	Years	Years

Credit Suisse High Yield Index[4]	4.84%	14.59%	8.68%	9.17%

Average Lipper Variable Products High Current Yield Portfolio[5]	4.38	14.69	6.82	7.19

1.	Performance figures shown for the ten-year period ended June 30, 2011 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 9.18% for Initial Class shares and 8.91% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 4, 2003, includes the historical performance of Initial Class shares through June 3, 2003 adjusted to reflect the fees and expenses for Service Class shares.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.	The Average Lipper Variable Products High Current Yield Portfolio is representative of portfolios that aim at high (relative) current yield from fixed-income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-180    MainStay VP High Yield Corporate Bond Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP High Yield Corporate Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2011, to June 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2011, to June 30, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	1/1/11	6/30/11	Period[1]	6/30/11	Period[1]
Initial Class Shares	$1,000.00	$1,044.70	$3.04	$1,021.80	$3.01

Service Class Shares	$1,000.00	$1,043.40	$4.31	$1,020.60	$4.26

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.60% for Initial Class and 0.85% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    M-181

Portfolio Composition as of June 30, 2011 (Unaudited)

See Portfolio of Investments beginning on page M-184 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of June 30, 2011 (excluding short-term investment)

1.	Ford Motor Credit Co. LLC, 5.00%–12.00%, due 10/25/11–1/15/20
2.	Ally Financial, Inc., zero coupon-8.30%, due 12/1/12–9/15/20
3.	HCA, Inc., 1.496%–9.875%, due 10/1/12–4/15/19
4.	Nova Chemicals Corp., 3.542%–8.375%, due 1/15/12–11/1/16
5.	Georgia-Pacific Corp., 7.125%–8.875%, due 1/15/17–5/15/31
6.	Reliant Energy, Inc., 7.625%–7.875%, due 6/15/14–6/15/17
7.	Videotron Ltee, 6.375%–9.125%, due 1/15/14–4/15/18
8.	Texas Industries, Inc., 9.25%, due 8/15/20
9.	Calpine Construction Finance Co., L.P. and CCFC Finance Corp., 8.00%, due 6/1/16
10.	Concho Resources, Inc./Midland,TX, 6.50%–7.00%, due 1/15/21–1/15/22

M-182    MainStay VP High Yield Corporate Bond Portfolio

Portfolio Management Discussion and Analysis

Questions answered by J. Matthew Philo, CFA, of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP High Yield Corporate Bond Portfolio perform relative to its peers and its bench-
mark during the six months ended June 30, 2011?

For the six months ended June 30, 2011, MainStay VP High Yield Corporate Bond Portfolio returned 4.47% for Initial Class shares and 4.34% for Service Class shares. Over the same period, Initial Class shares outperformed and Service Class shares underperformed the 4.38% return of the average Lipper1 Variable Products High Current Yield Portfolio. Both share classes underperformed the 4.84% return of the Credit Suisse High Yield Index1 for the six months ended June 30, 2011. The Credit Suisse High Yield Index is the Portfolio’s broad-based securities-market index.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s performance relative to its peers and the Credit Suisse High Yield Index resulted from our bottom-up investment style, which focuses on individual companies to deter-
mine risk-group weightings in the context of historical yields and spreads.2 Throughout the reporting period, the Portfolio remained conservatively positioned because we felt that the valuations of riskier high-yield bonds were unattractive and the business fundamentals of many high-yield issuers were weak. Although the Portfolio’s conservative positioning hurt relative performance for the reporting period as a whole, it helped in June 2011, when higher-quality bonds outperformed riskier credits.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Because of the Portfolio’s bottom-up investment style, the factors that prompted significant decisions were specific to each individual company. During the reporting period, we generally believed that valuations for most of the riskier high-yield bonds were unattractive and kept the Portfolio more conservatively positioned.

During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?

Portfolio holdings in the energy, health care and financial industries made the greatest contributions to the Portfolio’s absolute performance. (Contributions take weightings and total returns into account.) Although no industries generated negative returns for the reporting period, Portfolio holdings in the retail, aerospace and food and drug industries were the weakest contributors to the Portfolio’s absolute performance.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio purchased bonds of nutritional supplement manufacturer and retailer NBTY and bonds of digital wireless services provider NII Holdings. NII Holdings provides services in Argentina, Brazil, Chile, Mexico and Peru.

The Portfolio sold bonds of the financing division of motorcycle manufacturer Harley-Davidson and bonds of wireless communications provider MetroPCS Wireless. We continue to believe in the fundamentals of both companies, but the bonds had reached full value and were sold.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, there were no significant changes in the Portfolio’s sector weightings. The Portfolio increased its weightings modestly in the health care and transportation industries. The Portfolio decreased its weightings modestly in the utility and service industries.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2011, the Portfolio held overweight positions relative to the Credit Suisse High Yield Index in the transportation, health care and cable/wireless industries. As of the same date, the Portfolio held underweight positions relative to its benchmark in the service, retail and media industries.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indexes and other indexes and service providers mentioned in the reports.
2. The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.N ot all Mai nSt ay VP P ort fol ios an d/ or s har e c las ses ar e av ail abl e u nde r al l po lic ies . Th e opi nio ns exp res sed a re tho se of t he por tfo lio m ana ger as o f the da te of t his re por t an d are su bje ct to ch ang e. The re is no g uar ante e tha ta ny fo rec ast sw ill c ome to p ass. T his ma ter ial d oes no t co nst itu te inv est men t adv ice an d is not i nte nde da s an en dor seme nt of a ny spe cif ic in ves tmen t. In for mat ion ab out M ain Sta y VP Hig h Yie ld Cor por ate B ond Po rtf oli o on thi s pag e and th e pr ece din gp age s has n ot bee n aud ite d.

mainstayinvestments.com    M-183

Portfolio of Investments June 30, 2011 (Unaudited)

	Principal
	Amount	Value
Long-Term Bonds 93.8%† Convertible Bonds 0.8%

Holding Company—Diversified 0.4%
Icahn Enterprises, L.P. 4.00%, due 8/15/13 (a)	$8,105,000	$7,791,337

Internet 0.0%‡
At Home Corp. 0.525%, due 12/28/18 (b)(c)(d)(e)	1,869,975	187
4.75%, due 12/31/49 (b)(c)(d)(e)	9,032,054	903

		1,090

Retail 0.2%
Asbury Automotive Group, Inc. 3.00%, due 9/15/12	3,365,000	3,377,619

Telecommunications 0.2%
NII Holdings, Inc. 3.125%, due 6/15/12	4,845,000	4,875,281

Total Convertible Bonds (Cost $15,210,235)		16,045,327

Corporate Bonds 80.8%

Advertising 0.5%
Lamar Media Corp. 6.625%, due 8/15/15	715,000	725,725
Series B 6.625%, due 8/15/15	1,945,000	1,969,313
7.875%, due 4/15/18	3,775,000	3,954,312
9.75%, due 4/1/14	3,297,000	3,808,035

		10,457,385

Aerospace & Defense 1.1%
Alliant Techsystems, Inc. 6.875%, due 9/15/20	3,480,000	3,619,200
BE Aerospace, Inc. 8.50%, due 7/1/18	2,660,000	2,902,725
DAE Aviation Holdings, Inc. 11.25%, due 8/1/15 (f)	4,865,000	5,059,600
TransDigm, Inc. 7.75%, due 12/15/18 (f)	9,065,000	9,518,250

		21,099,775

Agriculture 0.2%
American Rock Salt Co. LLC/American Rock Capital Corp. 8.25%, due 5/1/18 (f)	3,830,000	3,844,363

Airlines 0.0%‡
Northwest Airlines, Inc. (Escrow Shares) 7.625%, due 11/15/23 (d)(e)(g)	3,847,600	8,657
7.875%, due 12/31/49 (d)(e)(g)	3,986,900	3,987
8.70%, due 3/15/49 (d)(e)(g)	155,000	155
8.875%, due 6/1/49 (d)(e)(g)	1,996,000	1,996
9.875%, due 3/15/37 (d)(e)(g)	2,108,000	2,108
10.00%, due 2/1/49 (d)(e)(g)	7,315,600	7,316

		24,219

Apparel 0.6%
Hanesbrands, Inc. 8.00%, due 12/15/16	3,795,000	4,051,163
Unifi, Inc. 11.50%, due 5/15/14	7,123,000	7,363,401

		11,414,564

Auto Manufacturers 0.3%
Ford Motor Co. 6.50%, due 8/1/18	1,125,000	1,181,310
Oshkosh Corp. 8.25%, due 3/1/17	2,810,000	3,013,725
8.50%, due 3/1/20	1,580,000	1,710,350

		5,905,385

Auto Parts & Equipment 2.8%
Affinia Group, Inc. 9.00%, due 11/30/14	1,570,000	1,593,550
10.75%, due 8/15/16 (f)	2,493,000	2,779,695
Allison Transmission, Inc. 7.125%, due 5/15/19 (f)	4,855,000	4,721,487
Cooper-Standard Automotive, Inc. 8.50%, due 5/1/18	4,065,000	4,288,575
Dana Holding Corp. 6.50%, due 2/15/19	3,089,000	3,058,110
6.75%, due 2/15/21	2,619,000	2,582,989
Delphi Corp. 5.875%, due 5/15/19 (f)	7,825,000	7,668,500
Exide Technologies 8.625%, due 2/1/18 (f)	2,320,000	2,412,800
FleetPride Corp. 11.50%, due 10/1/14 (f)	7,680,000	7,737,600
Lear Corp. (Escrow Shares) 8.75%, due 12/1/16 (b)(d)(g)	2,681,000	4,022
Tenneco, Inc. 6.875%, due 12/15/20	5,065,000	5,153,637
7.75%, due 8/15/18	3,395,000	3,556,263

†	Percentages indicated are based on Portfolio net assets.

X	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2011, excluding short-term investment. May be subject to change daily.

M-184 MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)
Auto Parts & Equipment (continued)

TRW Automotive, Inc. 7.00%, due 3/15/14 (f)	$5,310,000	$5,867,550
8.875%, due 12/1/17 (f)	3,050,000	3,416,000

		54,840,778

Banks 1.9%
X Ally Financial, Inc. (zero coupon), due 12/1/12 6.25%, due 12/1/17 (f)	1,090,000 1,040,000	1,019,150 1,033,065
6.75%, due 12/1/14	6,695,000	6,991,450
7.50%, due 9/15/20	3,817,000	3,988,765
8.30%, due 2/12/15	11,120,000	12,426,600
CapitalSource, Inc. 12.75%, due 7/15/14 (f)	5,150,000	6,205,750
Provident Funding Associates, L.P. 10.125%, due 2/15/19 (f)	2,075,000	2,106,125
10.25%, due 4/15/17 (f)	3,255,000	3,564,225

		37,335,130

Beverages 0.8%
Constellation Brands, Inc. 8.375%, due 12/15/14	1,620,000	1,842,750
Cott Beverages, Inc. 8.125%, due 9/1/18	2,905,000	3,042,988
8.375%, due 11/15/17	9,085,000	9,516,537

		14,402,275

Building Materials 1.5%
Building Materials Corp. of America 6.875%, due 8/15/18 (f)	4,820,000	4,916,400
7.00%, due 2/15/20 (f)	955,000	1,000,362
7.50%, due 3/15/20 (f)	5,640,000	5,936,100
X Texas Industries, Inc. 9.25%, due 8/15/20	15,290,000	14,793,075
USG Corp. 9.75%, due 8/1/14 (f)	2,705,000	2,867,300

		29,513,237

Chemicals 1.9%
CF Industries, Inc. 6.875%, due 5/1/18	2,580,000	2,925,075
7.125%, due 5/1/20	2,085,000	2,426,419
Georgia Gulf Corp. 9.00%, due 1/15/17 (f)	6,320,000	6,730,800
Huntsman International LLC 5.50%, due 6/30/16	1,005,000	988,669
Nalco Co. 8.25%, due 5/15/17	575,000	628,187
Olin Corp. 8.875%, due 8/15/19	3,725,000	4,116,125
Omnova Solutions, Inc. 7.875%, due 11/1/18 (f)	2,980,000	2,864,525
Phibro Animal Health Corp. 9.25%, due 7/1/18 (f)	13,455,000	14,195,025
PolyOne Corp. 7.375%, due 9/15/20	1,200,000	1,257,000

		36,131,825

Coal 1.1%
Arch Coal, Inc. 7.25%, due 10/1/20	1,110,000	1,129,425
8.75%, due 8/1/16	2,070,000	2,245,950
Consol Energy, Inc. 8.00%, due 4/1/17	10,400,000	11,336,000
Peabody Energy Corp. 6.50%, due 9/15/20	3,485,000	3,746,375
7.375%, due 11/1/16	845,000	954,850
7.875%, due 11/1/26	2,235,000	2,508,787

		21,921,387

Commercial Services 2.8%
Aramark Holdings Corp. 8.625%, due 5/1/16 (f)(h)	2,090,000	2,126,575
Corrections Corp. of America 6.25%, due 3/15/13	1,030,000	1,032,575
7.75%, due 6/1/17	1,455,000	1,584,131
El Comandante Capital Corp. (Escrow Shares) (zero coupon), due 12/31/50 (b)(d)(e)(g)	2,412,000	173,664
Ford Holdings LLC 9.30%, due 3/1/30	6,970,000	8,608,375
Great Lakes Dredge & Dock Corp. 7.375%, due 2/1/19 (f)	4,625,000	4,555,625
iPayment, Inc. 10.25%, due 5/15/18 (f)	2,895,000	2,844,338
Knowledge Learning Corp., Inc. 7.75%, due 2/1/15 (f)	7,845,000	7,697,906
Lender Processing Services, Inc. 8.125%, due 7/1/16	5,430,000	5,294,250
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares) 6.50%, due 8/1/49 (b)(d)(g)	8,530,000	443,560
9.75%, due 1/15/49 (b)(d)(g)	150,000	7,800
RR Donnelley & Sons Co. 7.25%, due 5/15/18	5,270,000	5,270,000
Service Corp. International 7.625%, due 10/1/18	1,618,000	1,775,755
Speedy Cash, Inc. 10.75%, due 10/15/18 (f)	3,870,000	3,957,075

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-185

Portfolio of Investments June 30, 2011 (Unaudited) (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)
Commercial Services (continued)

Sunstate Equipment Co. LLC/Sunstate Equipment Co., Inc. 12.00%, due 6/15/16 (f)(h)	$4,880,000	$4,867,800
Valassis Communications, Inc. 6.625%, due 2/1/21 (f)	3,740,000	3,702,600

		53,942,029

Computers 0.6%
iGate Corp. 9.00%, due 5/1/16 (f)	3,830,000	3,868,300
SunGard Data Systems, Inc. 4.875%, due 1/15/14	3,625,000	3,715,625
10.625%, due 5/15/15	3,425,000	3,707,563

		11,291,488

Distribution & Wholesale 0.7%
ACE Hardware Corp. 9.125%, due 6/1/16 (f)	5,685,000	6,040,312
American Tire Distributors, Inc. 9.75%, due 6/1/17	7,100,000	7,632,500

		13,672,812

Diversified Financial Services 0.2%
Community Choice Financial, Inc. 10.75%, due 5/1/19 (f)	3,835,000	3,892,525

Electric 4.0%
AES Eastern Energy, L.P. Series 1999-A 9.00%, due 1/2/17	6,480,600	4,406,808
X Calpine Construction Finance Co., L.P. and CCFC Finance Corp. 8.00%, due 6/1/16 (f)	13,635,000	14,725,800
Calpine Corp. 7.25%, due 10/15/17 (f)	12,897,000	13,090,455
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.00%, due 12/1/20	8,960,000	9,555,482
GenOn Energy, Inc. 9.50%, due 10/15/18	9,010,000	9,370,400
Ipalco Enterprises, Inc. 7.25%, due 4/1/16 (f)	1,615,000	1,790,268
PNM Resources, Inc. 9.25%, due 5/15/15	2,825,000	3,149,875
Public Service Co. of New Mexico 7.95%, due 5/15/18	2,305,000	2,601,633
Reliant Energy Mid-Atlantic Power Holdings LLC Series C 9.681%, due 7/2/26	1,190,000	1,273,300
X Reliant Energy, Inc. 7.625%, due 6/15/14	2,975,000	3,064,250
7.875%, due 6/15/17	14,950,000	15,024,750

		78,053,021

Electrical Components & Equipment 0.4%
Belden, Inc. 7.00%, due 3/15/17	2,240,000	2,296,000
9.25%, due 6/15/19	4,810,000	5,351,125

		7,647,125

Electronics 0.2%
Stoneridge, Inc. 9.50%, due 10/15/17 (f)	3,110,000	3,436,550

Energy—Alternate Sources 0.4%
Headwaters, Inc. 7.625%, due 4/1/19	7,457,000	6,785,870

Engineering & Construction 0.4%
New Enterprise Stone & Lime Co. 11.00%, due 9/1/18 (f)	7,490,000	6,928,250

Entertainment 3.0%
American Casino & Entertainment Properties LLC 11.00%, due 6/15/14	3,002,000	3,137,090
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, due 7/1/19 (f)	970,000	965,150
FireKeepers Development Authority 13.875%, due 5/1/15 (f)	870,000	1,004,850
Greektown Superholdings, Inc. 13.00%, due 7/1/15	7,325,000	8,222,312
Jacobs Entertainment, Inc. 9.75%, due 6/15/14	8,990,000	9,124,850
Mohegan Tribal Gaming Authority 6.125%, due 2/15/13	1,210,000	1,004,300
NAI Entertainment Holdings LLC 8.25%, due 12/15/17 (f)	9,265,000	9,936,712
Peninsula Gaming LLC 8.375%, due 8/15/15 (f)	500,000	525,000
8.375%, due 8/15/15	1,165,000	1,223,250
10.75%, due 8/15/17	4,559,000	4,980,707
Penn National Gaming, Inc. 6.75%, due 3/1/15	6,625,000	6,774,062
Pinnacle Entertainment, Inc. 7.50%, due 6/15/15	2,305,000	2,345,338
8.625%, due 8/1/17	550,000	590,563
Production Resource Group, Inc. 8.875%, due 5/1/19 (f)	4,785,000	4,749,113

M-186 MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)
Entertainment (continued)

Speedway Motorsports, Inc. 8.75%, due 6/1/16	$2,985,000	$3,220,069
United Artists Theatre Circuit, Inc. Series BA7 9.30%, due 7/1/15 (b)(d)	551,289	385,902
Vail Resorts, Inc. 6.50%, due 5/1/19 (f)	660,000	663,300

		58,852,568

Environmental Controls 0.3%
Clean Harbors, Inc. 7.625%, due 8/15/16	2,524,000	2,675,440
Darling International, Inc. 8.50%, due 12/15/18 (f)	3,600,000	3,888,000

		6,563,440

Finance—Auto Loans 2.8%
AmeriCredit Corp. 8.50%, due 7/1/15	5,177,000	5,397,022
Credit Acceptance Corp. 9.125%, due 2/1/17	1,070,000	1,144,900
9.125%, due 2/1/17 (f)	2,130,000	2,273,775
X Ford Motor Credit Co. LLC
5.00%, due 5/15/18	2,915,000	2,905,034
7.00%, due 4/15/15	1,465,000	1,582,433
7.25%, due 10/25/11	8,545,000	8,673,226
7.50%, due 8/1/12	3,130,000	3,275,244
8.00%, due 6/1/14	9,410,000	10,323,175
8.125%, due 1/15/20	3,735,000	4,326,673
12.00%, due 5/15/15	4,455,000	5,524,726
General Motors Financial Co., Inc. 6.75%, due 6/1/18 (f)	8,850,000	8,872,125

		54,298,333

Finance—Consumer Loans 0.4%
SLM Corp. 8.00%, due 3/25/20	2,540,000	2,727,462
8.45%, due 6/15/18	4,085,000	4,483,749

		7,211,211

Finance—Investment Banker/Broker 0.4%
E*Trade Financial Corp. 6.75%, due 6/1/16	4,875,000	4,777,500
Oppenheimer Holdings, Inc. 8.75%, due 4/15/18 (f)	2,721,000	2,823,038

		7,600,538

Finance—Other Services 0.7%
Nationstar Mortgage/Nationstar Capital Corp. 10.875%, due 4/1/15 (f)	9,465,000	9,843,600
SquareTwo Financial Corp. 11.625%, due 4/1/17	4,185,000	4,373,325

		14,216,925

Food 2.5%
American Seafoods Group LLC/American Seafoods Finance, Inc. 10.75%, due 5/15/16 (f)	4,740,000	5,000,700
American Stores Co. 8.00%, due 6/1/26	5,415,000	4,927,650
ASG Consolidated LLC/ASG Finance, Inc. 15.00%, due 5/15/17 (f)(h)	3,906,531	4,121,390
B&G Foods, Inc. 7.625%, due 1/15/18	2,761,000	2,905,953
C&S Group Enterprises LLC 8.375%, due 5/1/17 (f)	3,575,000	3,659,906
Harmony Foods Corp. 10.00%, due 5/1/16 (f)	4,370,000	4,457,400
Smithfield Foods, Inc. 10.00%, due 7/15/14	4,085,000	4,738,600
Stater Brothers Holdings 7.75%, due 4/15/15	547,000	566,145
TreeHouse Foods, Inc. 6.03%, due 9/30/13 (b)(d)	6,300,000	6,315,750
7.75%, due 3/1/18	3,070,000	3,261,875
Tyson Foods, Inc. 10.50%, due 3/1/14	7,735,000	9,185,312

		49,140,681

Forest Products & Paper 1.6%
ABI Escrow Corp. 10.25%, due 10/15/18 (f)	7,164,000	7,755,030
Clearwater Paper Corp. 7.125%, due 11/1/18	2,870,000	2,941,750
X Georgia-Pacific Corp. 7.125%, due 1/15/17 (f)	1,231,000	1,297,788
7.25%, due 6/1/28	4,180,000	4,644,582
7.375%, due 12/1/25	1,310,000	1,480,021
7.75%, due 11/15/29	64,000	73,668
8.00%, due 1/15/24	3,469,000	4,119,586
8.875%, due 5/15/31	6,895,000	8,711,150
Georgia-Pacific LLC 9.50%, due 12/1/11	595,000	612,009

		31,635,584

Health Care—Products 1.8%
Alere, Inc. 8.625%, due 10/1/18	2,155,000	2,198,100
Biomet, Inc. 10.00%, due 10/15/17	4,835,000	5,270,150
11.625%, due 10/15/17	4,015,000	4,446,612

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-187

Portfolio of Investments June 30, 2011 (Unaudited) (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)
Health Care—Products (continued)

Hanger Orthopedic Group, Inc. 7.125%, due 11/15/18	$5,590,000	$5,771,675
Teleflex, Inc. 6.875%, due 6/1/19	4,860,000	4,920,750
Universal Hospital Services, Inc. 8.50%, due 6/1/15	3,795,000	3,908,850
8.50%, due 6/1/15 (f)(h)	8,415,000	8,667,450

		35,183,587

Health Care—Services 4.0%
Alliance HealthCare Services, Inc. 8.00%, due 12/1/16	3,740,000	3,609,100
American Renal Holdings Co., Inc. 8.375%, due 5/15/18	2,830,000	2,883,062
9.75%, due 3/1/16 (f)(h)	2,665,000	2,751,612
Capella Healthcare, Inc. 9.25%, due 7/1/17 (f)	3,685,000	3,887,675
Centene Corp. 5.75%, due 6/1/17	3,905,000	3,831,781
Community Health Systems, Inc. 8.875%, due 7/15/15	3,675,000	3,785,250
DaVita, Inc. 6.375%, due 11/1/18	3,010,000	3,047,625
6.625%, due 11/1/20	1,896,000	1,929,180
Gentiva Health Services, Inc. 11.50%, due 9/1/18	2,530,000	2,669,150
HCA Holdings, Inc. 7.75%, due 5/15/21 (f)	2,570,000	2,666,375
X HCA, Inc. 5.75%, due 3/15/14	3,050,000	3,091,937
6.30%, due 10/1/12	1,050,000	1,081,500
6.75%, due 7/15/13	5,220,000	5,441,850
7.19%, due 11/15/15	93,000	93,698
8.50%, due 4/15/19	1,470,000	1,624,350
9.00%, due 12/15/14	440,000	480,700
9.625%, due 11/15/16 (h)	1,280,000	1,361,600
9.875%, due 2/15/17	881,000	980,113
HealthSouth Corp. 7.75%, due 9/15/22	640,000	674,400
8.125%, due 2/15/20	2,450,000	2,630,688
inVentiv Health, Inc. 10.00%, due 8/15/18 (f)	9,640,000	9,158,000
MultiPlan, Inc. 9.875%, due 9/1/18 (f)	7,760,000	8,245,000
Res-Care, Inc. 10.75%, due 1/15/19	3,480,000	3,636,600
Select Medical Corp. 7.625%, due 2/1/15	1,931,000	1,911,690
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc. 7.75%, due 2/1/19	4,860,000	4,920,750
8.00%, due 2/1/18	1,655,000	1,708,788

		78,102,474

Holding Companies—Diversified 0.7%
Leucadia National Corp. 8.125%, due 9/15/15	4,480,000	4,939,200
Susser Holdings LLC/Susser Finance Corp. 8.50%, due 5/15/16	7,468,000	7,860,070

		12,799,270

Home Builders 0.2%
Shea Homes, L.P./Shea Homes Funding Corp. 8.625%, due 5/15/19 (f)	3,870,000	3,811,950

Household Products & Wares 1.3%
Central Garden and Pet Co. 8.25%, due 3/1/18	4,785,000	4,940,512
Diversey, Inc. 8.25%, due 11/15/19	1,500,000	1,758,750
Jarden Corp. 6.125%, due 11/15/22	1,210,000	1,199,413
7.50%, due 5/1/17	5,940,000	6,170,175
Prestige Brands, Inc. 8.25%, due 4/1/18 (f)	3,560,000	3,729,100
Spectrum Brands, Inc. 9.50%, due 6/15/18 (f)	6,505,000	7,122,975

		24,920,925

Housewares 0.3%
Libbey Glass, Inc. 10.00%, due 2/15/15	5,557,000	6,029,345

Insurance 0.6%
HUB International Holdings, Inc. 9.00%, due 12/15/14 (f)	3,290,000	3,355,800
Ironshore Holdings (US), Inc. 8.50%, due 5/15/20 (f)	4,190,000	4,590,061
Lumbermens Mutual Casualty Co. 8.45%, due 12/1/97 (b)(d)(e)(f)(g)	555,000	5,550
9.15%, due 7/1/26 (b)(d)(e)(f)(g)	12,235,000	122,350
USI Holdings Corp. 4.136%, due 11/15/14 (a)(f)	770,000	716,100
9.75%, due 5/15/15 (f)	2,599,000	2,605,498

		11,395,359

Internet 0.6%
Cogent Communications Group, Inc. 8.375%, due 2/15/18 (f)	5,405,000	5,553,638

M-188 MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)
Internet (continued)

Expedia, Inc. 8.50%, due 7/1/16 (f)	$4,795,000	$5,226,550

		10,780,188

Investment Management/Advisory Services 0.3%
Janus Capital Group, Inc. 5.875%, due 9/15/11	1,275,000	1,282,966
6.70%, due 6/15/17	3,743,000	4,103,286

		5,386,252

Iron & Steel 0.7%
Allegheny Ludlum Corp. 6.95%, due 12/15/25	2,545,000	2,800,118
Allegheny Technologies, Inc. 8.375%, due 12/15/11	85,000	87,061
9.375%, due 6/1/19	2,600,000	3,294,359
Ryerson, Inc. 7.648%, due 11/1/14 (a)	1,370,000	1,349,450
12.00%, due 11/1/15	5,876,000	6,243,250

		13,774,238

Leisure Time 0.1%
Brunswick Corp. 11.25%, due 11/1/16 (f)	1,760,000	2,120,800
Harley-Davidson Funding Corp. 5.25%, due 12/15/12 (f)	255,000	266,921

		2,387,721

Lodging 0.8%
Eldorado Resorts LLC/Eldorado Capital Corp. 8.625%, due 6/15/19 (f)	1,080,000	1,004,400
MGM Mirage, Inc. 13.00%, due 11/15/13	1,825,000	2,167,187
San Pasqual Casino 8.00%, due 9/15/13 (f)	1,815,000	1,796,850
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC 2.747%, due 3/15/14 (a)(f)	3,760,000	3,515,600
Sheraton Holding Corp. 7.375%, due 11/15/15	2,580,000	2,921,850
Starwood Hotels & Resorts Worldwide, Inc. 6.25%, due 2/15/13	1,075,000	1,139,500
7.875%, due 5/1/12	3,304,000	3,436,160

		15,981,547

Machinery—Diversified 0.2%
Briggs & Stratton Corp. 6.875%, due 12/15/20	3,660,000	3,879,600

Media 3.5%
AMC Networks, Inc. 7.75%, due 7/15/21 (f)	2,480,000	2,591,600
CCO Holdings LLC/CCO Holdings Capital Corp. 7.00%, due 1/15/19	4,700,000	4,841,000
7.25%, due 10/30/17	1,245,000	1,290,131
7.875%, due 4/30/18	1,585,000	1,670,194
Charter Communications Operating LLC 8.00%, due 4/30/12 (f)	13,479,000	14,018,160
Charter Communications Operating LLC/Charter Communications Operating Capital 10.875%, due 9/15/14 (f)	565,000	621,500
Crown Media Holdings, Inc. 10.50%, due 7/15/19 (f)	6,000,000	6,195,000
CSC Holdings, Inc. 6.75%, due 4/15/12	2,155,000	2,216,956
8.50%, due 4/15/14	6,575,000	7,281,812
DISH DBS Corp. 6.75%, due 6/1/21 (f)	8,435,000	8,645,875
7.75%, due 5/31/15	1,345,000	1,455,963
Morris Publishing Group LLC 10.00%, due 9/1/14 (b)(h)	2,047,597	1,981,050
Nielsen Finance LLC 7.75%, due 10/15/18 (f)	7,060,000	7,413,000
ProQuest LLC/ProQuest Notes Co. 9.00%, due 10/15/18 (f)	6,715,000	6,882,875

		67,105,116

Metal Fabricate & Hardware 0.5%
Mueller Water Products, Inc. 7.375%, due 6/1/17	2,705,000	2,542,700
8.75%, due 9/1/20	5,200,000	5,629,000
Neenah Foundry Co. 15.00%, due 7/29/15 (b)(h)	1,249,498	1,227,632

		9,399,332

Mining 0.9%
Freeport-McMoRan Copper & Gold, Inc. 8.375%, due 4/1/17	7,105,000	7,762,213
Vulcan Materials Co. 6.50%, due 12/1/16	5,665,000	5,630,115
7.50%, due 6/15/21	2,925,000	2,921,133

		16,313,461

Miscellaneous—Manufacturing 2.2%
Actuant Corp. 6.875%, due 6/15/17	4,450,000	4,550,125
Amsted Industries, Inc. 8.125%, due 3/15/18 (f)	8,930,000	9,376,500
FGI Operating Co., Inc. 10.25%, due 8/1/15	3,480,000	3,697,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-189

Portfolio of Investments June 30, 2011 (Unaudited) (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)
Miscellaneous—Manufacturing (continued)

Griffon Corp. 7.125%, due 4/1/18 (f)	$4,755,000	$4,772,831
Koppers, Inc. 7.875%, due 12/1/19	5,005,000	5,342,838
Polypore International, Inc. 7.50%, due 11/15/17	6,165,000	6,519,487
SPX Corp. 6.875%, due 9/1/17 (f)	4,285,000	4,584,950
7.625%, due 12/15/14	4,095,000	4,524,975

		43,369,206

Office Furnishings 0.3%
Interface, Inc. 7.625%, due 12/1/18	5,270,000	5,480,800

Oil & Gas 9.2%
Berry Petroleum Co. 10.25%, due 6/1/14	3,915,000	4,472,887
BreitBurn Energy Partners, L.P. 8.625%, due 10/15/20	5,465,000	5,765,575
Calumet Specialty Products Partners, L.P. 9.375%, due 5/1/19 (f)	7,447,000	7,670,410
Chesapeake Energy Corp. 6.50%, due 8/15/17	9,615,000	10,167,862
Comstock Resources, Inc. 7.75%, due 4/1/19	3,755,000	3,783,163
X Concho Resources, Inc./Midland,TX
6.50%, due 1/15/22	8,595,000	8,616,487
7.00%, due 1/15/21	5,485,000	5,676,975
Continental Resources, Inc. 8.25%, due 10/1/19	3,620,000	3,954,850
Denbury Resources, Inc. 8.25%, due 2/15/20	5,415,000	5,902,350
Forest Oil Corp. 8.00%, due 12/15/11	3,885,000	3,982,125
8.50%, due 2/15/14	410,000	444,850
Frontier Oil Corp. 8.50%, due 9/15/16	2,230,000	2,386,100
Hilcorp Energy I, L.P./Hilcorp Finance Co. 7.75%, due 11/1/15 (f)	7,600,000	7,828,000
9.00%, due 6/1/16 (f)	2,895,000	3,028,894
Holly Corp. 9.875%, due 6/15/17	4,550,000	5,073,250
Linn Energy LLC 9.875%, due 7/1/18	2,395,000	2,826,100
Linn Energy LLC/Linn Energy Finance Corp. 6.50%, due 5/15/19 (f)	1,175,000	1,163,250
11.75%, due 5/15/17	2,483,000	2,992,015
Newfield Exploration Co. 6.625%, due 9/1/14	6,425,000	6,521,375
6.625%, due 4/15/16	5,060,000	5,224,450
Oasis Petroleum, Inc. 7.25%, due 2/1/19 (f)	9,740,000	9,666,950
Penn Virginia Corp. 7.25%, due 4/15/19	3,855,000	3,729,713
10.375%, due 6/15/16	2,400,000	2,658,000
PetroHawk Energy Corp. 7.25%, due 8/15/18	4,285,000	4,397,481
7.875%, due 6/1/15	1,725,000	1,806,938
10.50%, due 8/1/14	3,615,000	4,066,875
Petroquest Energy, Inc. 10.00%, due 9/1/17	9,575,000	10,101,625
Pioneer Drilling Co. 9.875%, due 3/15/18	3,325,000	3,557,750
Plains Exploration & Production Co. 7.75%, due 6/15/15	2,100,000	2,176,125
10.00%, due 3/1/16	4,354,000	4,898,250
Range Resources Corp. 8.00%, due 5/15/19	2,980,000	3,233,300
SM Energy Co. 6.625%, due 2/15/19 (f)	3,795,000	3,804,487
Stone Energy Corp. 6.75%, due 12/15/14	4,640,000	4,616,800
8.625%, due 2/1/17	2,400,000	2,472,000
W&T Offshore, Inc. 8.50%, due 6/15/19 (f)	5,850,000	5,923,125
Whiting Petroleum Corp. 6.50%, due 10/1/18	4,730,000	4,919,200
7.00%, due 2/1/14	7,891,000	8,482,825

		177,992,412

Oil & Gas Services 0.4%
American Petroleum Tankers LLC/AP Tankers Co. 10.25%, due 5/1/15	3,218,000	3,362,810
Complete Production Services, Inc. 8.00%, due 12/15/16	3,815,000	3,986,675

		7,349,485

Packaging & Containers 1.9%
AEP Industries, Inc. 8.25%, due 4/15/19 (f)	5,535,000	5,548,837
Ball Corp. 6.75%, due 9/15/20	1,635,000	1,735,144
7.125%, due 9/1/16	2,790,000	3,041,100
7.375%, due 9/1/19	2,805,000	3,064,463
Crown Americas LLC/Crown Americas Capital Corp. III 6.25%, due 2/1/21 (f)	3,700,000	3,737,000

M-190 MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)
Packaging & Containers (continued)

Greif, Inc. 6.75%, due 2/1/17	$3,324,000	$3,456,960
Owens-Brockway Glass Container, Inc. 7.375%, due 5/15/16	1,750,000	1,903,125
Plastipak Holdings, Inc. 10.625%, due 8/15/19 (f)	10,148,000	11,416,500
Silgan Holdings, Inc. 7.25%, due 8/15/16	2,295,000	2,421,225

		36,324,354

Pharmaceuticals 2.7%
BioScrip, Inc. 10.25%, due 10/1/15	3,325,000	3,470,469
Catalent Pharma Solutions, Inc. 9.50%, due 4/15/15	6,901,515	6,901,515
Endo Pharmaceuticals Holdings, Inc. 7.00%, due 7/15/19 (f)	2,490,000	2,552,250
7.25%, due 1/15/22 (f)	1,175,000	1,192,625
Giant Funding Corp. 8.25%, due 2/1/18 (f)	7,400,000	7,714,500
Lantheus Medical Imaging, Inc. 9.75%, due 5/15/17	6,245,000	6,401,125
Mylan, Inc. 7.625%, due 7/15/17 (f)	5,010,000	5,460,900
7.875%, due 7/15/20 (f)	2,940,000	3,226,650
NBTY, Inc. 9.00%, due 10/1/18 (f)	2,755,000	2,906,525
Valeant Pharmaceuticals International 6.50%, due 7/15/16 (f)	6,200,000	6,130,250
6.75%, due 10/1/17 (f)	2,200,000	2,156,000
6.75%, due 8/15/21 (f)	3,075,000	2,921,250
7.00%, due 10/1/20 (f)	765,000	740,137

		51,774,196

Pipelines 1.8%
ANR Pipeline Co. 7.375%, due 2/15/24 11.50%, beginning 11/1/11	395,000	472,153
9.625%, due 11/1/21	6,855,000	9,688,329
Cedar Brakes II LLC 9.875%, due 9/1/13 (f)	2,232,464	2,343,887
Copano Energy LLC/Copano Energy Finance Corp. 7.125%, due 4/1/21	4,940,000	4,878,250
7.75%, due 6/1/18	7,365,000	7,585,950
MarkWest Energy Partners, L.P./MarkWest Energy Finance Corp. 6.75%, due 11/1/20	6,940,000	7,078,800
Northwest Pipeline Corp. 7.125%, due 12/1/25	2,195,000	2,610,094

		34,657,463

Real Estate Investment Trusts 0.9%
Host Hotels & Resorts, Inc. 6.00%, due 11/1/20	650,000	651,625
Host Hotels & Resorts, L.P. 5.875%, due 6/15/19 (f)	1,325,000	1,326,656
6.875%, due 11/1/14	2,145,000	2,198,625
Host Marriott, L.P.
6.375%, due 3/15/15	2,675,000	2,728,500
Series Q 6.75%, due 6/1/16	9,400,000	9,705,500
Weyerhaeuser Co. 6.875%, due 12/15/33	495,000	498,134

		17,109,040

Retail 3.8%
AmeriGas Partners, L.P./AmeriGas Eagle Finance Corp. 7.125%, due 5/20/16	995,000	1,024,850
AmeriGas Partners, L.P./AmeriGas Finance Corp. 6.50%, due 5/20/21	3,725,000	3,762,250
Asbury Automotive Group, Inc. 7.625%, due 3/15/17	2,420,000	2,401,850
8.375%, due 11/15/20 (f)	6,375,000	6,486,562
AutoNation, Inc. 6.75%, due 4/15/18	5,495,000	5,728,538
DineEquity, Inc. 9.50%, due 10/30/18 (f)	10,600,000	11,501,000
Dunkin’ Brands, Inc. 9.625%, due 12/1/18 (f)	3,568,000	3,599,184
HSN, Inc. 11.25%, due 8/1/16	6,555,000	7,390,762
J.C. Penney Corp., Inc. 7.125%, due 11/15/23	4,215,000	4,383,600
Limited Brands, Inc. 6.625%, due 4/1/21	3,610,000	3,691,225
8.50%, due 6/15/19	1,555,000	1,772,700
Penske Auto Group, Inc. 7.75%, due 12/15/16	7,834,000	7,990,680
Phillips-Van Heusen Corp. 7.375%, due 5/15/20	2,540,000	2,717,800
Roadhouse Financing, Inc. 10.75%, due 10/15/17 (f)	1,230,000	1,291,500
Sally Holdings LLC 9.25%, due 11/15/14	4,170,000	4,336,800

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-191

Portfolio of Investments June 30, 2011 (Unaudited) (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)
Retail (continued)

Sonic Automotive, Inc. 8.625%, due 8/15/13	$307,000	$309,303
9.00%, due 3/15/18	5,640,000	5,936,100

		74,324,704

Semiconductors 0.4%
Advanced Micro Devices, Inc. 7.75%, due 8/1/20	2,410,000	2,482,300
MEMC Electronic Materials, Inc. 7.75%, due 4/1/19 (f)	4,810,000	4,749,875

		7,232,175

Shipbuilding 0.3%
Huntington Ingalls Industries, Inc. 6.875%, due 3/15/18 (f)	2,845,000	2,916,125
7.125%, due 3/15/21 (f)	2,200,000	2,277,000

		5,193,125

Software 0.4%
Fidelity National Information Services, Inc. 7.625%, due 7/15/17	3,245,000	3,443,756
7.875%, due 7/15/20	955,000	1,013,494
SS&C Technologies, Inc. 11.75%, due 12/1/13	3,978,000	4,087,395

		8,544,645

Storage & Warehousing 0.0%‡
Mobile Mini, Inc. 7.875%, due 12/1/20	280,000	286,370

Telecommunications 4.8%
Alcatel-Lucent USA, Inc. 6.45%, due 3/15/29	4,665,000	4,198,500
CC Holdings GS V LLC/Crown Castle GS III Corp. 7.75%, due 5/1/17 (f)	9,690,000	10,489,425
Clearwire Communications LLC/Clearwire Finance, Inc. 12.00%, due 12/1/15 (f)	7,825,000	8,359,300
Crown Castle International Corp. 7.125%, due 11/1/19	6,835,000	7,193,837
9.00%, due 1/15/15	940,000	1,019,900
DigitalGlobe, Inc. 10.50%, due 5/1/14	3,070,000	3,411,537
EH Holding Corp. 6.50%, due 6/15/19 (f)	3,875,000	3,942,812
7.625%, due 6/15/21 (f)	5,860,000	5,977,200
GCI, Inc. 6.75%, due 6/1/21 (f)	4,850,000	4,850,000
8.625%, due 11/15/19	6,325,000	6,925,875
Lucent Technologies, Inc. 6.50%, due 1/15/28	2,840,000	2,548,900
MetroPCS Wireless, Inc. 6.625%, due 11/15/20	5,090,000	5,039,100
7.875%, due 9/1/18	3,445,000	3,647,394
Nextel Communications, Inc. 5.95%, due 3/15/14	1,880,000	1,877,650
6.875%, due 10/31/13	4,325,000	4,352,031
7.375%, due 8/1/15	1,355,000	1,355,000
NII Capital Corp. 7.625%, due 4/1/21	5,695,000	5,951,275
8.875%, due 12/15/19	690,000	761,588
SBA Telecommunications, Inc. 8.25%, due 8/15/19	3,905,000	4,178,350
Sprint Capital Corp. 6.875%, due 11/15/28	7,410,000	7,020,975
8.75%, due 3/15/32	545,000	589,963

		93,690,612

Transportation 1.1%
Florida East Coast Holdings Corp. 10.50%, due 8/1/17 (f)(h)	920,000	954,500
Florida East Coast Railway Corp. 8.125%, due 2/1/17 (f)	10,932,000	11,287,290
KAR Holdings, Inc. 4.273%, due 5/1/14 (a)	2,475,000	2,413,125
Syncreon Global Ireland, Ltd./Syncreon Global Finance US, Inc. 9.50%, due 5/1/18 (f)	5,740,000	5,912,200

		20,567,115

Total Corporate Bonds (Cost $1,492,643,590)		1,563,205,340

Loan Assignments & Participations 1.6% (i)

Auto Manufacturers 0.2%
Ford Motor Co. Term Loan B1 2.94%, due 12/16/13	3,018,742	3,014,766

Commercial Services 0.1%
Lender Processing Services, Inc. Revolver Term Loan 1.151%, due 7/2/13 (j)	642,875	617,143
Term Loan A 2.186%, due 7/2/13	1,731,667	1,705,692

		2,322,835

M-192 MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Loan Assignments & Participations (continued)

Health Care—Services 0.6%
X HCA, Inc. Term Loan A 1.496%, due 11/19/12	$1,662,753	$1,650,448
Term Loan B 3.496%, due 11/18/13	6,419,543	6,367,353
Sun Healthcare Group, Inc. New Term Loan B 7.50%, due 10/15/16	4,678,667	4,649,425

		12,667,226

Machinery 0.0%‡
BHM Technologies LLC Exit Term Loan B 8.50%, due 9/30/13 (b)(d)(e)	1,848,560	12,385

Media 0.3%
Nielsen Finance LLC Class A Term Loan 2.19%, due 8/9/13	6,071,907	5,991,672

Metal Fabricate & Hardware 0.3%
Neenah Corp. Exit Term Loan 11.00%, due 1/2/15 (b)(d)	6,000,000	6,000,000

Utilities 0.1%
Texas Competitive Electric Holdings Co. LLC Non-Extended Term Loan 3.69%, due 10/10/14	1,990,401	1,662,341

Total Loan Assignments & Participations (Cost $34,742,230)		31,671,225

Yankee Bonds 10.6% (k)

Auto Manufacturers 0.5%
Jaguar Land Rover PLC 7.75%, due 5/15/18 (f)	3,545,000	3,562,725
8.125%, due 5/15/21 (f)	5,455,000	5,495,912

		9,058,637

Auto Parts & Equipment 0.2%
International Automotive Components Group SL 9.125%, due 6/1/18 (f)	3,700,000	3,783,250

Chemicals 1.1%
X Nova Chemicals Corp. 3.542%, due 11/15/13 (a)	10,200,000	10,123,500
6.50%, due 1/15/12	7,500,000	7,631,250
8.375%, due 11/1/16	3,835,000	4,218,500

		21,973,250

Commercial Services 0.4%
National Money Mart Co. 10.375%, due 12/15/16	6,565,000	7,205,088

Computers 0.4%
Seagate HDD Cayman 7.00%, due 11/1/21 (f)	2,890,000	2,890,000
7.75%, due 12/15/18 (f)	5,115,000	5,370,750

		8,260,750

Diversified Financial Services 0.4%
Smurfit Capital Funding PLC 7.50%, due 11/20/25	8,295,000	8,004,675

Entertainment 0.3%
MU Finance PLC 8.375%, due 2/1/17 (f)	6,325,000	6,736,125

Forest Products & Paper 0.2%
PE Paper Escrow GmbH 12.00%, due 8/1/14 (f)	3,130,000	3,536,900

Health Care—Products 0.6%
DJO Finance LLC/DJO Finance Corp. 9.75%, due 10/15/17 (f)	3,310,000	3,359,650
10.875%, due 11/15/14	7,440,000	7,923,600

		11,283,250

Insurance 0.5%
Fairfax Financial Holdings, Ltd. 7.375%, due 4/15/18	3,015,000	3,267,371
7.75%, due 7/15/37	1,260,000	1,236,628
8.30%, due 4/15/26	4,645,000	5,078,439

		9,582,438

Iron & Steel 0.3%
APERAM 7.375%, due 4/1/16 (f)	3,395,000	3,411,975
7.75%, due 4/1/18 (f)	3,000,000	3,022,500

		6,434,475

Media 1.5%
Quebecor Media, Inc. 7.75%, due 3/15/16	10,879,000	11,246,167

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-193

Portfolio of Investments June 30, 2011 (Unaudited) (continued)

	Principal
	Amount	Value
Yankee Bonds (continued)
Media (continued)

X Videotron Ltee
6.375%, due 12/15/15	$2,425,000	$2,500,781
6.875%, due 1/15/14	1,120,000	1,132,600
9.125%, due 4/15/18	12,630,000	14,098,237

		28,977,785

Mining 0.4%
Novelis, Inc. 8.375%, due 12/15/17	4,805,000	5,129,337
8.75%, due 12/15/20	2,860,000	3,088,800

		8,218,137

Oil & Gas 0.7%
OGX Petroleo e Gas Participacoes S.A. 8.50%, due 6/1/18 (f)	12,880,000	13,247,080

Oil & Gas Services 0.4%
Expro Finance Luxembourg SCA 8.50%, due 12/15/16 (f)	7,935,000	7,657,275

Pharmaceuticals 0.6%
ConvaTec Healthcare E S.A. 10.50%, due 12/15/18 (f)	5,235,000	5,418,225
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC 7.75%, due 9/15/18 (f)	5,380,000	5,427,075

		10,845,300

Telecommunications 2.1%
Intelsat Jackson Holdings S.A. 7.25%, due 4/1/19 (f)	6,080,000	6,034,400
7.50%, due 4/1/21 (f)	3,665,000	3,642,094
Sable International Finance, Ltd. 7.75%, due 2/15/17 (f)	6,430,000	6,462,150
Satmex Escrow S.A. de C.V. 9.50%, due 5/15/17 (f)	6,330,000	6,456,600
Virgin Media Finance PLC 8.375%, due 10/15/19	4,455,000	4,967,325
9.50%, due 8/15/16	4,930,000	5,570,900
Virgin Media Secured Finance PLC 6.50%, due 1/15/18	6,685,000	7,328,431

		40,461,900

Total Yankee Bonds (Cost $195,462,408)		205,266,315

Total Long-Term Bonds (Cost $1,738,058,463)		1,816,188,207

	Shares
Common Stocks 0.1%

Media 0.0%‡
Adelphia Contingent Value Vehicle (b)(d)(g)	2,207,279	$22,073

Metal Fabricate & Hardware 0.1%
Neenah Enterprises, Inc. (b)(d)(g)	230,859	1,348,217

Total Common Stocks (Cost $2,645,851)		1,370,290

Preferred Stocks 0.5%

Real Estate Investment Trusts 0.3%
Sovereign Real Estate Investment Corp. 12.00% (b)(f)	4,700	5,469,625

Savings & Loans 0.2%
GMAC Capital Trust I 8.125%	142,400	3,645,440

Total Preferred Stocks (Cost $9,978,020)		9,115,065

	Number of
	Warrants
Warrants 0.0%‡

Food 0.0%‡
ASG Corp. Expires 5/15/18 (b)(g)	3,370	421,250

Media 0.0%‡
ION Media Networks, Inc. Second Lien Expires 12/19/12 (b)(d)(g)	365	4
Unsecured Debt Expires 12/19/12 (b)(d)(g)	360	3

		7

Total Warrants (Cost $1,099)		421,257

M-194 MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Short-Term Investment 3.8%

Repurchase Agreement 3.8%
State Street Bank and Trust Co. 0.01%, dated 6/30/11 due 7/1/11 Proceeds at Maturity $72,899,364 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 4/30/16, with a Principal Amount of $72,750,000 and a Market Value of $74,360,903)	$72,899,344	$72,899,344

Total Short-Term Investment (Cost $72,899,344)		72,899,344

Total Investments (Cost $1,823,582,777) (l)	98.2%	1,899,994,163
Other Assets, Less Liabilities	1.8	35,176,731

Net Assets	100.0%	$1,935,170,894

‡	Less than one-tenth of a percent.
(a)	Floating rate—Rate shown is the rate in effect at June 30, 2011.
(b)	Illiquid security. The total market value of these securities at June 30, 2011 is $23,941,927, which represents 1.2% of the Portfolio’s net assets.
(c)	Restricted security.
(d)	Fair valued security. The total market value of these securities at June 30, 2011 is $14,866,589, which represents 0.8% of the Portfolio’s net assets.
(e)	Issue in default.
(f)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(g)	Non-income producing security.
(h)	PIK (“Payment in Kind”)—interest or dividend payment is made with additional securities.
(i)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate(s) in effect at June 30, 2011. Floating Rate Loans are generally considered restrictive in that the Portfolio is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.
(j)	This security has additional commitments and contingencies. Principal amount and value exclude unfunded commitment. (See Note 5)
(k)	Yankee Bond—dollar-denominated bond issued in the United States by a foreign bank or corporation.
(l)	At June 30, 2011, cost is $1,825,909,931 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$94,462,719
Gross unrealized depreciation	(20,378,487)

Net unrealized appreciation	$74,084,232

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011, for valuing the Portfolio’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds (b)	$—	$16,044,237	$1,090	$16,045,327
Corporate Bonds (c)	—	1,555,722,523	7,482,817	1,563,205,340
Loan Assignments & Participations (d)	—	25,658,840	6,012,385	31,671,225
Yankee Bonds	—	205,266,315	—	205,266,315

Total Long-Term Bonds	—	1,802,691,915	13,496,292	1,816,188,207

Common Stocks (e)	—	—	1,370,290	1,370,290
Preferred Stocks	9,115,065	—	—	9,115,065
Warrants (f)	421,250	—	7	421,257
Short-Term Investment
Repurchase Agreement	—	72,899,344	—	72,899,344

Total Investments in Securities	$9,536,315	$1,875,591,259	$14,866,589	$1,899,994,163

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The level 3 securities valued at $1,090 are held in Internet within the Convertible Bonds section of the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-195

Portfolio of Investments June 30, 2011 (Unaudited) (continued)

(c)	The level 3 securities valued at $24,219, $4,022, $625,024, $385,902, $6,315,750 and $127,900 are held in Airlines, Auto Parts & Equipment, Commercial Services, Entertainment, Food and Insurance, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)	The level 3 securities valued at $12,385 and $6,000,000 are held in Machinery and Metal, Fabricate & Hardware, respectively, within the Loan Assignments & Participations section of the Portfolio of Investments.

(e)	The level 3 securities valued at $22,073 and $1,348,217 are held in Media and Metal, Fabricate & Hardware, respectively, within the Common Stocks section of the Portfolio of Investments.

(f)	The level 3 securities valued at $7 are held in Media within the Warrants section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2011, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

										Change in
										Unrealized
										Appreciation
										(Depreciation)
										from
	Balance			Change in					Balance	Investments
	as of	Accrued	Realized	Unrealized			Transfers	Transfers	as of	Still Held at
	December 31,	Discounts	Gain	Appreciation			in to	out of	June 30,	June 30,
Investments in Securities	2010	(Premiums)	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2011	2011 (a)
Long-Term Bonds
Convertible Bonds
Internet	$1,090	$—	$—	$—	$—	$—	$—	$—	$1,090	$—
Corporate Bonds
Airlines	24,219	—	—	—	—	—	—	—	24,219	—
Auto Parts & Equipment	4,022	—	—	—	—	—	—	—	4,022	—
Commercial Services	625,024	—	—	—	—	—	—	—	625,024	—
Entertainment	419,830	7,657	8,156	(1,273)	—	(48,468)	—	—	385,902	(7,658)
Food	6,315,750	—	—	—	—	—	—	—	6,315,750	—
Forest Products & Paper	172,151	—	117,779	(172,151)	—	(117,779)	—	—	—	—
Insurance	127,900	—	—	—	—	—	—	—	127,900	—
Media	20,391	—	(1,781,968)	1,775,586	—	(14,009)	—	—	—	—
Loan Assignments & Participations
Machinery	4,991	(299,231)	—	306,625	—	—	—	—	12,385	306,625
Metal, Fabricate & Hardware	6,000,000	—	—	—	—	—	—	—	6,000,000	—
Yankee Bonds
Leisure Time	4,586,988	—	1,115,307	(1,236,988)	—	(4,465,307)	—	—	—	—
Common Stocks
Media	22,073	—	—	—	—	—	—	—	22,073	—
Metal, Fabricate & Hardware	1,348,217	—	—	—	—	—	—	—	1,348,217	—
Warrants
Media	7	—	—	—	—	—	—	—	7	—

Total	$19,672,653	$(291,574)	$(540,726)	$671,799	$—	$(4,645,563)	$—	$—	$14,866,589	$298,967

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

M-196 MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2011 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,823,582,777)	$1,899,994,163
Cash	9,144,047
Cash denominated in foreign currencies (identified cost $519)	509
Receivables:
Dividends and interest	31,585,934
Investment securities sold	14,273,476
Fund shares sold	2,908,465
Other assets	21,659

Total assets	1,957,928,253

Liabilities
Unrealized depreciation on unfunded commitments	34,286
Payables:
Investment securities purchased	20,549,904
Manager (See Note 3)	890,053
Fund shares redeemed	729,687
NYLIFE Distributors (See Note 3)	254,980
Shareholder communication	188,789
Professional fees	93,562
Custodian	8,762
Accrued expenses	7,336

Total liabilities	22,757,359

Net assets	$1,935,170,894

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$194,145
Additional paid-in capital	1,848,018,510

1,848,212,655
Undistributed net investment income	183,374,509
Accumulated net realized gain (loss) on investments and foreign currency transactions	(172,793,360)
Net unrealized appreciation (depreciation) on investments	76,411,386
Net unrealized appreciation (depreciation) on unfunded commitments	(34,286)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(10)

Net assets	$1,935,170,894

Initial Class
Net assets applicable to outstanding shares	$685,092,553

Shares of beneficial interest outstanding	68,370,434

Net asset value per share outstanding	$10.02

Service Class
Net assets applicable to outstanding shares	$1,250,078,341

Shares of beneficial interest outstanding	125,774,102

Net asset value per share outstanding	$9.94

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-197

Statement of Operations for the six months ended June 30, 2011 (Unaudited)

Investment Income (Loss)
Income
Interest (a)	$72,745,302
Dividends	282,000

Total income	73,027,302

Expenses
Manager (See Note 3)	5,302,026
Distribution and service—Service Class (See Note 3)	1,481,542
Shareholder communication	165,741
Professional fees	140,744
Trustees	28,214
Custodian	19,143
Miscellaneous	32,726

Total expenses	7,170,136

Net investment income (loss)	65,857,166

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	25,555,051
Foreign currency transactions	327,787

Net realized gain (loss) on investments and foreign currency transactions	25,882,838

Net change in unrealized appreciation (depreciation) on:
Investments and unfunded commitments	(10,620,920)
Translation of other assets and liabilities in foreign currencies	(74,501)

Net change in unrealized appreciation (depreciation) on investments, unfunded commitments and foreign currency transactions	(10,695,421)

Net realized and unrealized gain (loss) on investments, unfunded commitments and foreign currency transactions	15,187,417

Net increase (decrease) in net assets resulting from operations	$81,044,583

(a)	Interest recorded net of foreign withholding taxes in the amount of $15,399.

M-198 MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the six months ended June 30, 2011 (Unaudited) and the year ended December 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$65,857,166	$122,620,413
Net realized gain (loss) on investments and foreign currency transactions	25,882,838	4,614,329
Net change in unrealized appreciation (depreciation) on investments, unfunded commitments and foreign currency transactions	(10,695,421)	72,005,132

Net increase (decrease) in net assets resulting from operations	81,044,583	199,239,874

Dividends to shareholders:
From net investment income:
Initial Class	—	(41,531,735)
Service Class	—	(59,612,582)

Total dividends to shareholders	—	(101,144,317)

Capital share transactions:
Net proceeds from sale of shares	167,293,694	323,356,249
Net asset value of shares issued to shareholders in reinvestment of dividends	—	101,144,317
Cost of shares redeemed	(166,327,281)	(229,600,507)

Increase (decrease) in net assets derived from capital share transactions	966,413	194,900,059

Net increase (decrease) in net assets	82,010,996	292,995,616

Net Assets
Beginning of period	1,853,159,898	1,560,164,282

End of period	$1,935,170,894	$1,853,159,898

Undistributed net investment income at end of period	$183,374,509	$117,517,343

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-199

Financial Highlights selected per share data and ratios

	Initial Class
	Six months
	ended
	June 30,		Year ended December 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$9.59		$9.03	$6.79	$10.08	$10.55	$9.59

Net investment income (loss) (a)	0.35		0.70	0.67	0.76	0.80	0.72
Net realized and unrealized gain (loss) on investments	0.08		0.43	2.22	(3.16)	(0.55)	0.44
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	0.00 ‡	(0.00)‡	(0.00)‡	(0.00)‡

Total from investment operations	0.43		1.13	2.89	(2.40)	0.25	1.16

Less dividends:
From net investment income	—		(0.57)	(0.65)	(0.89)	(0.72)	(0.20)

Net asset value at end of period	$10.02		$9.59	$9.03	$6.79	$10.08	$10.55

Total investment return	4.48	%(b)(c)	12.67%	42.82%	(24.11%)	2.31%	12.04%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	7.11	%††	7.40%	8.23%	8.20%	7.53%	7.20%
Net expenses	0.60	%††	0.61%	0.62%	0.59%	0.55%	0.56%
Portfolio turnover rate	25%		45%	43%	24%	45%	48%
Net assets at end of period (in 000’s)	$685,093		$729,071	$700,295	$506,827	$866,747	$969,910

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

M-200 MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Six months
	ended
	June 30,		Year ended December 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$9.53		$8.98	$6.76	$10.03	$10.51	$9.56

Net investment income (loss) (a)	0.34		0.67	0.65	0.73	0.77	0.69
Net realized and unrealized gain (loss) on investments	0.07		0.44	2.21	(3.14)	(0.55)	0.44
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	0.00 ‡	(0.00)‡	(0.00)‡	(0.00)‡

Total from investment operations	0.41		1.11	2.86	(2.41)	0.22	1.13

Less dividends:
From net investment income	—		(0.56)	(0.64)	(0.86)	(0.70)	(0.18)

Net asset value at end of period	$9.94		$9.53	$8.98	$6.76	$10.03	$10.51

Total investment return	4.30	%(b)(c)	12.39%	42.47%	(24.30%)	2.05%	11.76%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.87	%††	7.16%	7.90%	7.99%	7.28%	6.95%
Net expenses	0.85	%††	0.86%	0.87%	0.84%	0.80%	0.81%
Portfolio turnover rate	25%		45%	43%	24%	45%	48%
Net assets at end of period (in 000’s)	$1,250,078		$1,124,089	$859,870	$430,738	$603,312	$509,917

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-201

MainStay VP ICAP Select Equity Portfolio
Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2011

					Gross
					Expense
Class	Six Months	One Year	Five Years	Ten Years[1]	Ratio[2]

Initial Class Shares	4.87%	28.24%	3.96%	3.83%	0.81%

Service Class Shares[3]	4.74	27.92	3.70	3.58	1.06

	Six	One	Five	Ten
Benchmark Performance	Months	Year	Years	Years

S&P 500® Index[4]	6.02%	30.69%	2.94%	2.72%

S&P 500® Value Index[4]	5.23	27.90	0.63	2.42

Average Lipper Variable Products Large-Cap Core Portfolio[5]	4.93	28.91	2.32	2.43

1.	Performance figures shown for the ten-year period ended June 30, 2011 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 3.82% for Initial Class shares and 3.57% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.	The Average Lipper Variable Products Large-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-202    MainStay VP ICAP Select Equity Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP ICAP Select Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2011, to June 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2011, to June 30, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	1/1/11	6/30/11	Period[1]	6/30/11	Period[1]
Initial Class Shares	$1,000.00	$1,048.70	$4.06	$1,020.80	$4.01

Service Class Shares	$1,000.00	$1,047.40	$5.33	$1,019.60	$5.26

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.80% for Initial Class and 1.05% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    M-203

Industry Composition as of June 30, 2011 (Unaudited)

Pharmaceuticals	19.2%
Beverages	10.5
Oil, Gas & Consumable Fuels	8.9
Media	8.1
Capital Markets	7.1
Commercial Banks	4.9
Software	4.7
Semiconductors & Semiconductor Equipment	4.6
Specialty Retail	4.6
Wireless Telecommunication Services	4.4
Diversified Financial Services	4.3
Auto Components	3.7
Aerospace & Defense	3.5
Insurance	3.4
Health Care Equipment & Supplies	3.1
Chemicals	2.2
Food Products	2.0
Short-Term Investment	1.4
Other Assets, Less Liabilities	–0.6

100.0%

See Portfolio of Investments beginning on page M-207 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2011 (excluding short-term investment)

1.	Pfizer, Inc.
2.	PepsiCo., Inc.
3.	Time Warner, Inc.
4.	Microsoft Corp.
5.	Sanofi, Sponsored ADR
6.	Coca-Cola Co. (The)
7.	Vodafone Group PLC, Sponsored ADR
8.	JPMorgan Chase & Co.
9.	Merck & Co., Inc.
10.	Marathon Oil Corp.

M-204    MainStay VP ICAP Select Equity Portfolio

Portfolio Management Discussion and Analysis

Questions answered by Jerold K. Senser, CFA, and Thomas R. Wenzel, CFA, of Institutional Capital LLC (ICAP), the Portfolio’s Subadvisor.

How did MainStay VP ICAP Select Equity Portfolio perform relative to its peers and its benchmark for the six months ended June 30, 2011?

For the six months ended June 30, 2011, MainStay VP ICAP Select Equity Portfolio returned 4.87% for Initial Class shares and 4.74% for Service Class shares. Both share classes underperformed the 4.93% return of the average Lipper1 Variable Products Large-Cap Core Portfolio and the 6.02% return of the S&P 500® Index1 for the six months ended June 30, 2011. The S&P 500® Index is the Portfolio’s broad-based securities-market index.
What factors affected the Portfolio’s relative perfor-mance during the reporting period?

Stock selection in the energy and health care sectors improved the Portfolio’s relative performance. Unfortunately, stock selection in the financials and consumer staples sectors detracted from relative performance. The Portfolio’s performance relative to the S&P 500® Index benefited from an overweight position in the health care sector, but an overweight position in the financials sector detracted from relative performance.

Which sectors were the strongest contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that made the strongest contributions to the Portfolio’s performance relative to the S&P 500® Index were health care, energy and consumer discretionary. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver for energy, while overweight positions in the health care and consumer discretionary sectors added to relative performance.

The sectors that detracted the most from relative performance were financials, consumer staples and materials. Stock selection was the primary driver in each case.

During the reporting period, which individual stocks made the strongest contributions to the Portfolio’s absolute performance and which stocks detracted the most?

On an absolute basis, the stocks that made the strongest positive contributions to the Portfolio’s return were oil & gas company Marathon Oil and pharmaceutical companies Sanofi-Aventis and Pfizer. Marathon Oil outperformed the S&P 500® Index when investors reacted positively to the company’s plans to spin off its refining business. Sanofi-Aventis showed strong performance on substantial progress in its ongoing efforts to restructure its business to achieve earnings that are more sustainable. Pfizer advanced during the reporting period when aggressive cost-cutting measures helped improve results. All three of these stocks remained in the Portfolio at the end of the reporting period.

Detractors from performance included capital markets company Goldman Sachs Group, global bank JPMorgan Chase and office supply retailer Staples. Goldman Sachs and Staples underperformed when their results disappointed investors. JPMorgan Chase lagged on uncertainties about mortgage costs and increased capital requirements. All three stocks remained in the Portfolio at the end of the reporting period. We believed that each was attractively valued and each offered catalysts for potential appreciation.

Did the Portfolio make any significant purchases or sales during the reporting period?

During a period characterized by ongoing, if somewhat restrained, economic recovery, the stock market remained volatile but continued to rebound overall. In this environment, we continued to look for stocks that had both attractive valuations and specific catalysts that may trigger appreciation over a 12- to 18-month time frame.

During the reporting period, we added media company Time Warner to the Portfolio. The investment reflected our belief that the company’s advertising growth and ability to increase cable-network affiliate fees could provide consistent revenue and earnings upside. In our view, increasing penetration and strong programming and television ratings should give Time Warner leverage on affiliate fees. We also added a position in global bank JPMorgan Chase. We felt that the company’s strong management team could take advantage of a pickup in global investment-banking activity and a turnaround in commercial activity in the United States.

We sold the Portfolio’s positions in insurance broker Aon and wireless communications technology company Qualcomm. Both were sold when we found other stocks that we believed had greater potential upside and were more attractive on a relative-valuation basis.

How did the Portfolio’s sector weightings change during the reporting period?

During the period, the Portfolio increased its weightings relative to the S&P 500® Index in the consumer discretionary and health care sectors. In consumer discretionary, the Portfolio moved from a roughly neutral position to an overweight position. In health care, the Portfolio increased the size of its over-weight position.

The Portfolio decreased its relative sector weighting in energy during the reporting period, going from an overweight to an underweight position as the Portfolio trimmed several stocks in the sector. During the reporting period, the Portfolio also went

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indexes and other indexes and service providers mentioned in the reports. N ot all Mai nSt ay VP P ort fol ios an d/ or s har e c las ses ar e av ail abl e u nde r al l po lic ies .

mainstayinvestments.com    M-205

from an overweight to an underweight position in the materials sector.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2011, the Portfolio’s most substantially overweight sectors relative to the S&P 500® Index were health care and consumer discretionary. As of the same date, the Portfolio’s most substantially underweight sectors were information technology and industrials. This positioning reflected our view on the prospects for the economy and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP ICAP Select Equity Portfolio on this page and the preceding pages has not been audited.

M-206    MainStay VP ICAP Select Equity Portfolio

Portfolio of Investments June 30, 2011 (Unaudited)

	Shares	Value
Common Stocks 99.2%†

Aerospace & Defense 3.5%
Honeywell International, Inc.	723,150	$43,092,509

Auto Components 3.7%
Johnson Controls, Inc.	1,087,250	45,294,835

Beverages 10.5%
X Coca-Cola Co. (The)	804,700	54,148,263
X PepsiCo., Inc.	1,062,550	74,835,396

		128,983,659

Capital Markets 7.1%
BlackRock, Inc.	143,650	27,553,506
Charles Schwab Corp. (The)	1,431,000	23,539,950
Goldman Sachs Group, Inc. (The)	266,700	35,495,103

		86,588,559

Chemicals 2.2%
Monsanto Co.	381,350	27,663,129

Commercial Banks 4.9%
BB&T Corp.	1,112,900	29,870,236
Wells Fargo & Co.	1,098,700	30,829,522

		60,699,758

Diversified Financial Services 4.3%
X JPMorgan Chase & Co.	1,279,850	52,397,059

Food Products 2.0%
Archer-Daniels-Midland Co.	806,800	24,325,020

Health Care Equipment & Supplies 3.1%
Covidien PLC	713,800	37,995,574

Insurance 3.4%
MetLife, Inc.	939,050	41,196,124

Media 8.1%
X Time Warner, Inc.	1,645,600	59,850,472
Viacom, Inc. Class B	774,750	39,512,250

		99,362,722

Oil, Gas & Consumable Fuels 8.9%
ConocoPhillips	422,900	31,797,851
X Marathon Oil Corp.	907,700	47,817,636
Occidental Petroleum Corp.	279,934	29,124,333

		108,739,820

Pharmaceuticals 19.2%
Hospira, Inc. (a)	137,400	7,785,084
Johnson & Johnson	574,650	38,225,718
X Merck & Co., Inc.	1,450,440	51,186,028
X Pfizer, Inc.	4,015,050	82,710,030
X Sanofi, Sponsored ADR (b)	1,389,300	55,808,181

		235,715,041

Semiconductors & Semiconductor Equipment 4.6%
Applied Materials, Inc.	1,746,000	22,715,460
Texas Instruments, Inc.	1,040,783	34,168,906

		56,884,366

Software 4.7%
X Microsoft Corp.	2,225,900	57,873,400

Specialty Retail 4.6%
Lowe’s Cos., Inc.	1,809,450	42,178,279
Staples, Inc.	909,200	14,365,360

		56,543,639

Wireless Telecommunication Services 4.4%
X Vodafone Group PLC, Sponsored ADR (b)	2,018,050	53,922,297

Total Common Stocks (Cost $1,074,407,362)		1,217,277,511

	Principal
	Amount
Short-Term Investment 1.4%

Repurchase Agreement 1.4%
State Street Bank and Trust Co. 0.01%, dated 6/30/11 due 7/1/11 Proceeds at Maturity $16,985,551 (Collateralized by a United States Treasury Note with a rate of 1.375% and a maturity date of 5/15/13, with a Principal Amount of $17,000,000 and a Market Value of $17,326,060)	$16,985,546	16,985,546

Total Short-Term Investment (Cost $16,985,546)		16,985,546

Total Investments (Cost $1,091,392,908) (c)	100.6%	1,234,263,057
Other Assets, Less Liabilities	(0.6)	(7,308,933)

Net Assets	100.0%	$1,226,954,124

†	Percentages indicated are based on Portfolio net assets.

X	Among the Portfolio’s 10 largest holdings, as of June 30, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-207

Portfolio of Investments June 30, 2011 (Unaudited) (continued)

(a)	Non-income producing security.
(b)	ADR—American Depositary Receipt.
(c)	At June 30, 2011, cost is $1,105,674,878 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$165,105,771
Gross unrealized depreciation	(36,517,592)

Net unrealized appreciation	$128,588,179

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011, for valuing the Portfolio’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,217,277,511	$—	$—	$1,217,277,511
Short-Term Investment
Repurchase Agreement	—	16,985,546	—	16,985,546

Total Investments in Securities	$1,217,277,511	$16,985,546	$—	$1,234,263,057

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

For the period ended June 30, 2011, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At June 30, 2011, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-208 MainStay VP ICAP Select Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2011 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,091,392,908)	$1,234,263,057
Receivables:
Dividends and interest	3,590,224
Investment securities sold	2,231,812
Fund shares sold	490,005
Other assets	14,146

Total assets	1,240,589,244

Liabilities
Payables:
Investment securities purchased	12,322,645
Manager (See Note 3)	749,267
Fund shares redeemed	276,129
Shareholder communication	117,738
NYLIFE Distributors (See Note 3)	101,239
Professional fees	60,186
Custodian	3,110
Accrued expenses	4,806

Total liabilities	13,635,120

Net assets	$1,226,954,124

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$93,698
Additional paid-in capital	1,289,306,695

1,289,400,393
Undistributed net investment income	26,835,677
Accumulated net realized gain (loss) on investments	(232,152,095)
Net unrealized appreciation (depreciation) on investments	142,870,149

Net assets	$1,226,954,124

Initial Class
Net assets applicable to outstanding shares	$721,893,398

Shares of beneficial interest outstanding	54,902,951

Net asset value per share outstanding	$13.15

Service Class
Net assets applicable to outstanding shares	$505,060,726

Shares of beneficial interest outstanding	38,794,739

Net asset value per share outstanding	$13.02

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-209

Statement of Operations for the six months ended June 30, 2011 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$17,103,041
Interest	1,762

Total income	17,104,803

Expenses
Manager (See Note 3)	4,651,694
Distribution and service—Service Class (See Note 3)	623,159
Shareholder communication	106,838
Professional fees	85,445
Trustees	18,172
Custodian	6,879
Miscellaneous	21,859

Total expenses	5,514,046

Net investment income (loss)	11,590,757

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	79,988,426
Net change in unrealized appreciation (depreciation) on investments	(34,457,659)

Net realized and unrealized gain (loss) on investments	45,530,767

Net increase (decrease) in net assets resulting from operations	$57,121,524

(a)	Dividends recorded net of foreign withholding taxes in the amount of $506,163.

M-210 MainStay VP ICAP Select Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the six months ended June 30, 2011 (Unaudited) and the year ended December 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$11,590,757	$15,241,758
Net realized gain (loss) on investments	79,988,426	117,931,686
Net change in unrealized appreciation (depreciation) on investments	(34,457,659)	54,510,774

Net increase (decrease) in net assets resulting from operations	57,121,524	187,684,218

Dividends to shareholders:
From net investment income:
Initial Class	—	(5,721,985)
Service Class	—	(3,140,351)

Total dividends to shareholders	—	(8,862,336)

Capital share transactions:
Net proceeds from sale of shares	56,416,559	95,405,163
Net asset value of shares issued to shareholders in reinvestment of dividends	—	8,862,336
Cost of shares redeemed	(99,103,995)	(158,248,716)

Increase (decrease) in net assets derived from capital share transactions	(42,687,436)	(53,981,217)

Net increase (decrease) in net assets	14,434,088	124,840,665

Net Assets
Beginning of period	1,212,520,036	1,087,679,371

End of period	$1,226,954,124	$1,212,520,036

Undistributed net investment income at end of period	$26,835,677	$15,244,920

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-211

Financial Highlights selected per share data and ratios

	Initial Class
	Six months
	ended
	June 30,		Year ended December 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$12.54		$10.70	$8.41	$14.22	$13.75	$11.61

Net investment income (loss)	0.14		0.18	0.11	0.05	0.11	0.19 (a)
Net realized and unrealized gain (loss) on investments	0.47		1.76	2.36	(5.38)	0.87	2.04

Total from investment operations	0.61		1.94	2.47	(5.33)	0.98	2.23

Less dividends and distributions:
From net investment income	—		(0.10)	(0.18)	(0.06)	(0.07)	(0.03)
From net realized gain on investments	—		—	—	(0.42)	(0.44)	(0.06)

Total dividends and distributions	—		(0.10)	(0.18)	(0.48)	(0.51)	(0.09)

Net asset value at end of period	$13.15		$12.54	$10.70	$8.41	$14.22	$13.75

Total investment return	4.86	%(b)(c)	18.12%	29.41%	(37.59%)	6.86%	19.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.99	%††	1.46%	1.32%	1.98%	1.45%	1.50%
Net expenses	0.80	%††	0.81%	0.80%	0.78%	0.80%	0.88%#
Expenses (before waiver/reimbursement)	0.80	%††	0.81%	0.82%	0.83%	0.85%	0.94%#
Portfolio turnover rate	34%		57%	85%	152%	117%	130%
Net assets at end of period (in 000’s)	$721,893		$731,165	$686,907	$456,377	$250,237	$137,191

*	Unaudited.
††	Annualized.
#	Includes fees paid indirectly which amounted to less than one-hundredth and 0.01% of a percent of the average net assets for the year ended December 31, 2006.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

M-212 MainStay VP ICAP Select Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Six months
	ended
	June 30,		Year ended December 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$12.43		$10.62	$8.36	$14.14	$13.71	$11.59

Net investment income (loss)	0.11		0.13	0.07	0.12	0.03	0.15 (a)
Net realized and unrealized gain (loss) on investments	0.48		1.76	2.35	(5.43)	0.90	2.05

Total from investment operations	0.59		1.89	2.42	(5.31)	0.93	2.20

Less dividends and distributions:
From net investment income	—		(0.08)	(0.16)	(0.05)	(0.06)	(0.02)
From net realized gain on investments	—		—	—	(0.42)	(0.44)	(0.06)

Total dividends and distributions	—		(0.08)	(0.16)	(0.47)	(0.50)	(0.08)

Net asset value at end of period	$13.02		$12.43	$10.62	$8.36	$14.14	$13.71

Total investment return	4.75	%(b)(c)	17.82%	29.09%	(37.75%)	6.59%	19.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.75	%††	1.21%	1.04%	1.71%	1.18%	1.23%
Net expenses	1.05	%††	1.06%	1.05%	1.03%	1.05%	1.13%#
Expenses (before waiver/reimbursement)	1.05	%††	1.06%	1.07%	1.08%	1.10%	1.19%#
Portfolio turnover rate	34%		57%	85%	152%	117%	130%
Net assets at end of period (in 000’s)	$505,061		$481,355	$400,773	$198,592	$158,831	$46,349

*	Unaudited.
††	Annualized.
#	Includes fees paid indirectly which amounted to less than one-hundredth and 0.01% of a percent of the average net assets for the year ended December 31, 2006.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-213

MainStay VP Income Builder Portfolio
Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2011

					Gross
					Expense
Class	Six Months	One Year	Five Years	Ten Years[1]	Ratio[2]

Initial Class Shares	5.69%	24.77%	4.88%	3.66%	0.65%

Service Class Shares[3]	5.56	24.46	4.62	3.40	0.90

	Six	One	Five	Ten
Benchmark Performance	Months	Year	Years	Years

MSCI World Index[4]	5.29%	30.51%	2.28%	3.99%

Russell 1000® Index[4]	6.37	31.93	3.30	3.21

Income Builder Composite Index[4]	4.05	16.84	4.86	5.26

Barclays Capital U.S. Aggregate Bond Index[4]	2.72	3.90	6.52	5.74

Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio[5]	4.89	24.24	3.92	3.97

1.	Performance figures shown for the ten-year period ended June 30, 2011 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 3.63% for Initial Class shares and 3.38% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 4, 2003, includes the historical performance of Initial Class shares through June 3, 2003 adjusted to reflect the fees and expenses for Service Class shares.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.	The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-214    MainStay VP Income Builder Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Income Builder Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2011, to June 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2011, to June 30, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	1/1/11	6/30/11	Period[1]	6/30/11	Period[1]
Initial Class Shares	$1,000.00	$1,056.90	$3.31	$1,021.60	$3.26

Service Class Shares	$1,000.00	$1,055.60	$4.59	$1,020.30	$4.51

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.65% for Initial Class and 0.90% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    M-215

Portfolio Composition as of June 30, 2011 (Unaudited)

See Portfolio of Investments beginning on page M-220 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of June 30, 2011 (excluding short-term investment)

1.	United States Treasury Bonds, 3.875%-4.375%, due 11/15/39-8/15/40
2.	MGM Mirage, Inc., 7.50%, due 6/1/16
3.	BCE, Inc.
4.	Swisscom A.G.
5.	Northern Rock Asset Management PLC, 9.375%, due 10/17/21
6.	United States Treasury Notes, 1.25%-3.125%, due 3/15/14-5/15/21
7.	K Hovnanian Enterprises, Inc., 10.625%, due 10/15/16
8.	Vodafone Group PLC
9.	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, due 12/1/20
10.	Pearson PLC

M-216    MainStay VP Income Builder Portfolio

Portfolio Management Discussion and Analysis

Questions answered by William W. Priest, CFA, Eric Sappenfield and Michael Welhoelter, CFA, of Epoch Investment Partners, Inc. (“Epoch”), the Portfolio’s Co-Subadvisor, and Louis N. Cohen, Gary Goodenough, Dan Roberts, Michael Kimble and Taylor Wagenseil of MacKay Shields LLC (“MacKay Shields”), the Portfolio’s Co-Subadvisor.

How did MainStay VP Income Builder Portfolio perform relative to its peers and its benchmark during the six months ended June 30, 2011?

For the six months ended June 30, 2011, MainStay VP Income Builder Portfolio returned 5.69% for Initial Class shares and 5.56% for Service Class shares. Over the same period, both share classes outperformed the 4.89% return of the average Lipper1 Variable Products Mixed-Asset Target Allocation Growth Portfolio, the 5.29% return of the MSCI World Index,1 the 2.72% return of the Barclays Capital U.S. Aggregate Bond Index1 and the 4.05% return of the Income Builder Composite Index.1 Both share classes underperformed the 6.37% return of the Russell 1000® Index1 for the six months ended June 30, 2011. The MSCI World Index is the Portfolio’s broad-based securities-market index. The Barclays Capital U.S. Aggregate Bond Index is an additional benchmark, and the Russell 1000® Index is a secondary benchmark for the Portfolio.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

During the reporting period, co-Subadvisor Epoch did not use any derivatives. To maintain the Portfolio’s beta (or volatility in relation to the market as a whole) and equity sensitivity during the reporting period, co-Subadvisor MacKay Shields used a significant position in equity futures contracts, which had a positive impact on the Portfolio’s performance. The Portfolio used currency forwards2 for hedging purposes. These currency forwards detracted from the Portfolio’s performance; however, since their intended use was as a hedging vehicle, the overall impact was neutral.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio produced strong absolute returns, outpacing the MSCI World Index during the reporting period. In the equity portion of the Portfolio, favorable stock selection was the main driver of returns, particularly in utilities, consumer discretionary and consumer staples. Sector allocation was also a positive contributor.

The fixed-income portion of the Portfolio outperformed the Port-
folio’s fixed-income benchmark, Barclays Capital U.S. Aggregate Bond Index, by taking advantage of investors’ continued appetite for risk to enhance yield and return. Overweight positions in riskier assets (such as high-yield bonds) and equity-sensitive products (such as convertibles) contributed positively to the Portfolio’s absolute performance and its performance relative to the Barclays Capital U.S. Aggregate Bond Index. Underweight positions in Treasury and agency securities also helped the relative performance of the fixed-income portion of the Portfolio.

In the equity portion of the Portfolio, which market segments were the strongest contributors to the Portfolio’s relative performance and which market segments detracted the most?

The sectors that made the strongest contributions to the Portfolio’s performance relative to the MSCI World Index were utilities, consumer staples and consumer discretionary. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver in each of these sectors. Overweight positions in the consumer sectors strengthened relative performance, as both sectors outpaced the Index. An overweight position in utilities detracted slightly, as the sector was among the lower-returning sectors during the reporting period.

At the country level, favorable stock selection in the United States, U.K. and Canada was also beneficial.

The only sectors that detracted from relative returns were health care and industrials. The Portfolio’s small cash position also detracted slightly, as markets were positive during the reporting period.

During the reporting period, which individual stocks made the strongest contributions to the Portfolio’s absolute performance and which stocks detracted the most?

U.S. tobacco manufacturer Lorillard made the strongest contribution to the Portfolio’s absolute performance. The company continued to generate significant cash flows driven by its leading market-share position in the menthol segment and strong operating margins. In addition, concerns over a potential ban on menthol cigarettes in the United States dissipated, and the stock reacted positively to the news.

Global chemical company BASF S.E. announced solid first-quarter results, a significant increase to the company’s dividend and plans for growth in emerging markets.

U.K.-based educational publisher Pearson PLC announced a small acquisition, solid first quarter results and a positive full-year outlook.

Rural telecommunications company CenturyLink detracted from the Portfolio’s performance. The company announced solid fourth-quarter and fiscal 2010 results, but cautious comments regarding synergies from the pending merger with Qwest Communications disappointed investors.

FirstGroup PLC, a transportation company in the U.K. and the U.S., also detracted. Weakness in the U.S. school transit market

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indexes and other indexes and service providers mentioned in the reports.
2. A currency forward is a forward contract in the foreign exchange market that locks in the price at which an entity can buy or sell a currency on a future date.

mainstayinvestments.com    M-217

because of budget cuts and poor weather offset gains in the company’s U.K. rail business. While the outlook remains challenging, management reiterated 2011 guidance and the intent to recommend a 7% dividend increase at the company’s 2011 annual general meeting.

Quanta Computer is a Taiwan-based computer manufacturer whose declining personal computer sales led to poor interim results. We exited the position during the reporting period.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

Among the Portfolio’s largest purchases were U.S.-based defense contractor Lockheed Martin and energy infrastructure company Williams Partners.

Lockheed Martin was added to the Portfolio after the company satisfactorily addressed its long-term pension obligations without impairing its dividend. The addition of Lockheed Martin helped increase the overall yield and diversity of the Portfolio.

Williams Partners was added to the Portfolio based on the strength of its balance sheet and high cash distribution.

Large sales included U.S. energy company Nicor and computer manufacturer Quanta Computer. Nicor was sold as it met our price target following the announcement of the company’s acquisition by AGL Resources. As previously mentioned, Quanta Computer’s declining PC sales led to poor interim results, and we exited the position.

How did the Portfolio’s equity sector weightings change during the reporting period?

Consumer discretionary stocks were added to the Portfolio, and the sector moved from an underweight position to one that was slightly overweight. We also added to the Portfolio’s energy holdings, but maintained an underweight position in the sector.

We decreased the Portfolio’s exposure to information technology and financials, making the Portfolio’s underweight positions in both sectors more significant.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2011, the Portfolio’s most significantly overweight sectors relative to the MSCI World Index were telecommunication services, utilities and consumer staples. As of the same date, the Portfolio’s most significantly underweight sectors were financials, information technology and materials.

The Portfolio continues to focus on companies with strong balance sheets, those with growing free cash flow and those delivering returns to shareholders through significant cash dividends, share repurchases and debt pay-downs.

What was the duration3 strategy for the fixed-income portion of the Portfolio during the reporting period?

The Portfolio’s duration was shorter than that of its fixed-income benchmark, the Barclays Capital U.S. Aggregate Bond Index. This was largely a result of the Portfolio’s overweight position in high-yield corporate bonds, which tend to have shorter durations. These bonds also tend to have a low correlation to Treasurys, so they have a lower sensitivity to interest rates. The Portfolio also held an off-benchmark position in bank debt that had a shorter duration than that of the Barclays Capital U.S. Aggregate Bond Index.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

We did not make any material changes to the Portfolio’s positioning during the reporting period. We viewed the Federal Reserve’s accommodative monetary policy and the market’s improved liquidity as positive signs for credit markets, specifically for high-yield bonds. We had positioned the Portfolio for such a scenario by increasing the Portfolio’s beta. We believed that in a low interest-rate environment investors would be willing to tolerate higher volatility in order to pursue higher returns. Though we have since stopped increasing beta, we have maintained the beta level and equity sensitivity through overweight positions in high-yield bonds and convertible securities. We took advantage of the equity market sell-off in the second quarter to add slightly to the Portfolio’s positions in convertibles. We also increased the Portfolio’s weighting in investment-grade corporate debt.

During the reporting period, which fixed-income market segments were the strongest contributors to the Port-
folio’s performance and which fixed-income market segments were particularly weak?

Positions in higher-yielding securities benefited the Portfolio’s relative and absolute performance. This positioning helped generate a substantial yield advantage relative to the Barclays Capital U.S. Aggregate Bond Index.

From a fundamental perspective, profitability remained healthy and balance sheets were in good condition during the report-
ing period. Debt issuance, which has been extremely strong, resulted in extended maturities and improved liquidity. The default rate among high-yield issuers remained well below the historical average, with a widespread expectation that it would decline further. These factors created an attractive environment for high-yield bonds. Though high-yield exposure was generally a positive contributor to the Portfolio’s relative performance, the Portfolio’s high-yield exposure to banks and airlines underperformed the rest of the market. The Portfolio’s overweight position in convertible securities contributed positively to the Portfolio’s performance.

3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-218    MainStay VP Income Builder Portfolio

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period we initiated positions in home builder Meritage Homes and Canada-based oil sands producer MEG Energy. Among the positions the Portfolio sold were chemicals companies CF Industries and Lyondell.

How did the Portfolio’s fixed-income sector weightings change during the reporting period?

There was no significant repositioning of the Portfolio, but there were some minor sector adjustments. We slightly increased the Portfolio’s exposure to investment-grade corporate bonds. Because we funded the additions with cash, other sector allocations did not decrease. During the reporting period, high-yield bonds remained the largest sector weighting in the Portfolio.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2011, the Portfolio’s most substantially overweight positions relative to the Barclays Capital U.S. Aggregate Bond Index were in high-yield corporate bonds, investment-grade corporate bonds, convertibles and bank debt. We favored cyclical sectors because of our positive expectations for the economy and the high-yield corporate bond market. We also favored financials—specifically banks—in light of the governmental support that they have received. As of the same date, the Portfolio’s most substantially underweight positions relative to the Barclays Capital U.S. Aggregate Bond Index were in Treasurys and agency securities.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Income Builder Portfolio on this page and the preceding pages has not been audited.

mainstayinvestments.com    M-219

Portfolio of Investments††† June 30, 2011 (Unaudited)

	Principal
	Amount	Value
Long-Term Bonds 43.3%† Asset-Backed Securities 3.2%

Airlines 0.7%
Continental Airlines, Inc. Series A 7.25%, due 11/10/19	$428,363	$461,561
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 11/1/19	1,471,030	1,500,450

		1,962,011

Home Equity 2.3%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.246%, due 10/25/36 (a)	699,956	561,873
Citicorp Residential Mortgage Securities, Inc. Series 2006-3, Class A3 5.61%, due 11/25/36 (b)	24,189	24,168
Series 2006-1, Class A3 5.706%, due 7/25/36 (b)	144,865	145,735
Citigroup Mortgage Loan Trust, Inc. Series 2007-AHL2, Class A3A 0.256%, due 5/25/37 (a)	962,990	861,485
GSAA Home Equity Trust Series 2006-14, Class A1 0.236%, due 9/25/36 (a)	3,159,638	1,420,621
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.286%, due 4/25/37 (a)	590,496	509,003
JP Morgan Mortgage Acquisition Corp. Series 2007-HE1, Class AF1 0.286%, due 3/25/47 (a)	692,687	479,997
Master Asset Backed Securities Trust Series 2006-HE4, Class A1 0.236%, due 11/25/36 (a)	395,007	156,704
Merrill Lynch Mortgage Investors Trust Series 2007-MLN1, Class A2A 0.296%, due 3/25/37 (a)	2,256,073	1,594,718
Soundview Home Equity Loan Trust Series 2006-EQ2, Class A2 0.296%, due 1/25/37 (a)	1,072,125	915,384

		6,669,688

Student Loans 0.2%
Keycorp Student Loan Trust Series 2000-A, Class A2 0.577%, due 5/25/29 (a)	776,486	707,224

Total Asset-Backed Securities (Cost $9,352,319)		9,338,923

Convertible Bonds 7.9%

Aerospace & Defense 0.2%
L-3 Communications Corp. 3.00%, due 8/1/35	534,000	546,683

Auto Parts & Equipment 0.2%
ArvinMeritor, Inc. 4.00%, due 2/15/27	560,000	537,600

Biotechnology 0.2%
Life Technologies Corp. 1.50%, due 2/15/24	475,000	545,063

Coal 0.2%
Peabody Energy Corp. 4.75%, due 12/15/66	460,000	564,650

Computers 0.6%
EMC Corp. 1.75%, due 12/1/13	675,000	1,186,312
NetApp, Inc. 1.75%, due 6/1/13	89,000	152,079
SanDisk Corp. 1.50%, due 8/15/17	361,000	383,563

		1,721,954

Distribution & Wholesale 0.2%
WESCO International, Inc. 6.00%, due 9/15/29	333,000	694,305

Electronics 0.2%
TTM Technologies, Inc. 3.25%, due 5/15/15	547,000	692,639

Health Care—Products 0.3%
Teleflex, Inc. 3.875%, due 8/1/17	697,000	806,778

†	Percentages indicated are based on Portfolio net assets.

X	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2011, excluding short-term investment. May be subject to change daily.

M-220 MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Convertible Bonds (continued)

Iron & Steel 1.0%
Allegheny Technologies, Inc. 4.25%, due 6/1/14	$877,000	$1,455,820
ArcelorMittal 5.00%, due 5/15/14	393,000	544,796
Steel Dynamics, Inc. 5.125%, due 6/15/14	470,000	562,825
United States Steel Corp. 4.00%, due 5/15/14	172,000	274,125

		2,837,566

Mining 0.4%
Newmont Mining Corp. 1.25%, due 7/15/14	854,000	1,116,605

Miscellaneous—Manufacturing 0.9%
Danaher Corp. (zero coupon), due 1/22/21	683,000	1,054,381
Ingersoll-Rand Co. 4.50%, due 4/15/12	245,000	625,669
Textron, Inc. 4.50%, due 5/1/13	469,000	878,789

		2,558,839

Oil & Gas 0.4%
Chesapeake Energy Corp. 2.75%, due 11/15/35	515,000	572,294
St. Mary Land & Exploration Co. 3.50%, due 4/1/27	509,000	720,235

		1,292,529

Oil & Gas Services 0.9%
Cameron International Corp. 2.50%, due 6/15/26	1,070,000	1,536,787
Core Laboratories, L.P. 0.25%, due 10/31/11	444,000	1,083,915

		2,620,702

Pharmaceuticals 0.5%
ALZA Corp. (zero coupon), due 7/28/20	1,113,000	1,053,176
Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	401,000	449,621

		1,502,797

Real Estate Investment Trusts 0.1%
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (c)	217,000	253,076

Retail 0.2%
Costco Wholesale Corp. (zero coupon), due 8/19/17	373,000	690,050

Semiconductors 0.7%
Intel Corp. 3.25%, due 8/1/39 (c)	456,000	558,600
Microchip Technology, Inc. 2.125%, due 12/15/37	489,000	668,096
Novellus Systems, Inc. 2.625%, due 5/15/41 (c)	288,000	306,720
ON Semiconductor Corp. 2.625%, due 12/15/26	529,000	643,396

		2,176,812

Software 0.2%
SYNNEX Corp. 4.00%, due 5/15/18	452,000	575,170

Telecommunications 0.5%
Alcatel-Lucent USA, Inc. 2.875%, due 6/15/25	370,000	362,600
Ciena Corp. 4.00%, due 3/15/15 (c)	240,000	287,100
SBA Communications Corp. 1.875%, due 5/1/13	771,000	850,991

		1,500,691

Total Convertible Bonds (Cost $20,104,091)		23,234,509

Corporate Bonds 21.0%

Aerospace & Defense 0.5%
BAE Systems Holdings, Inc. 5.20%, due 8/15/15 (c)	1,325,000	1,438,555

Agriculture 0.1%
Lorillard Tobacco Co. 8.125%, due 6/23/19	165,000	192,184

Airlines 1.3%
Continental Airlines, Inc. 7.875%, due 1/2/20	1,167,292	1,164,374
Delta Air Lines, Inc. 12.25%, due 3/15/15 (c)	1,860,000	2,059,950
U.S. Airways Group, Inc. Series A 6.25%, due 4/22/23	750,000	727,500

		3,951,824

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-221

Portfolio of Investments††† June 30, 2011 (Unaudited) (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)

Auto Manufacturers 0.2%
Ford Motor Co. 6.625%, due 10/1/28	$500,000	$490,184

Banks 1.7%
AgriBank FCB 9.125%, due 7/15/19	200,000	248,616
BAC Capital Trust VI 5.625%, due 3/8/35	800,000	689,225
Bank of America Corp. 6.50%, due 8/1/16	50,000	55,763
8.00%, due 12/29/49 (a)	1,000,000	1,044,310
CIT Group, Inc. 7.00%, due 5/2/16 (c)	319,000	317,804
7.00%, due 5/2/17 (c)	258,000	257,355
Citigroup, Inc. 8.50%, due 5/22/19	102,500	127,064
JPMorgan Chase & Co. 7.90%, due 4/29/49 (a)	1,300,000	1,396,317
Wells Fargo & Co. 7.98%, due 3/29/49 (a)	800,000	864,000

		5,000,454

Biotechnology 0.5%
Amgen, Inc. 5.85%, due 6/1/17	1,250,000	1,447,446

Building Materials 1.1%
Boise Cascade LLC 7.125%, due 10/15/14	860,000	851,400
USG Corp. 6.30%, due 11/15/16	2,265,000	1,993,200
9.75%, due 1/15/18	545,000	536,825

		3,381,425

Chemicals 0.1%
Dow Chemical Co. (The) 8.55%, due 5/15/19	140,000	180,522

Coal 0.2%
Alpha Natural Resources, Inc. 6.00%, due 6/1/19	525,000	523,687
6.25%, due 6/1/21	85,000	85,425

		609,112

Commercial Services 0.8%
Avis Budget Car Rental LLC 7.625%, due 5/15/14	208,000	211,120
9.625%, due 3/15/18	1,010,000	1,078,175
Hertz Corp. (The) 7.375%, due 1/15/21 (c)	300,000	305,250
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares) 9.75%, due 1/15/49 (d)(e)(f)	70,000	3,640
United Rentals North America, Inc. 9.25%, due 12/15/19	745,000	808,325

		2,406,510

Diversified Financial Services 0.5%
Alterra Finance LLC 6.25%, due 9/30/20	75,000	77,104
GE Capital Trust II 5.50%, due 9/15/67 (a)	€410,000	552,942
General Electric Capital Corp. 6.50%, due 9/15/67 (a)	£490,000	774,630

		1,404,676

Electric 1.1%
X Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.00%, due 12/1/20	$2,479,000	2,643,754
Wisconsin Energy Corp. 6.25%, due 5/15/67 (a)	681,520	685,780

		3,329,534

Entertainment 0.3%
Mohegan Tribal Gaming Authority 6.125%, due 2/15/13	945,000	784,350

Environmental Controls 0.2%
EnergySolutions, Inc./EnergySolutions LLC 10.75%, due 8/15/18	600,000	633,000

Finance—Consumer Loans 1.0%
HSBC Finance Capital Trust IX 5.911%, due 11/30/35 (a)	1,100,000	1,039,500
SLM Corp. 6.25%, due 1/25/16	750,000	778,125
Springleaf Finance Corp. 6.90%, due 12/15/17	1,350,000	1,238,625

		3,056,250

Finance—Credit Card 0.2%
American Express Co. 6.80%, due 9/1/66 (a)	700,000	719,250

Finance—Other Services 0.3%
Cantor Fitzgerald, L.P. 7.875%, due 10/15/19 (c)	800,000	873,814

M-222 MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)

Food 0.2%
Smithfield Foods, Inc. 7.75%, due 7/1/17	$500,000	$518,750

Forest Products & Paper 0.2%
Boise Paper Holdings LLC/Boise Co-Issuer Co. 8.00%, due 4/1/20	600,000	630,000

Health Care—Products 0.1%
Bausch & Lomb, Inc. 9.875%, due 11/1/15	250,000	265,000

Health Care—Services 0.0%‡
CIGNA Corp. 4.375%, due 12/15/20	135,000	134,966

Home Builders 1.3%
X K Hovnanian Enterprises, Inc. 10.625%, due 10/15/16	2,670,000	2,663,325
MDC Holdings, Inc. 5.625%, due 2/1/20	1,100,000	1,072,046

		3,735,371

Insurance 2.9%
Allstate Corp. (The) 6.50%, due 5/15/67 (a)	1,725,000	1,720,687
American International Group, Inc. 4.875%, due 3/15/67 (a)	€500,000	585,498
Series A2 5.75%, due 3/15/67 (a)	£350,000	474,664
Hartford Financial Services Group, Inc. (The) 6.10%, due 10/1/41	$1,725,000	1,647,339
Hartford Life, Inc. 7.65%, due 6/15/27	245,000	261,626
Liberty Mutual Group, Inc. 7.80%, due 3/7/87 (c)	1,195,000	1,192,013
Pacific Life Insurance Co. 7.90%, due 12/30/23 (c)	1,000,000	1,131,479
Progressive Corp. (The) 6.70%, due 6/15/67 (a)	1,450,000	1,506,260

		8,519,566

Lodging 1.1%
X MGM Mirage, Inc. 7.50%, due 6/1/16	3,470,000	3,296,500

Media 1.5%
Cequel Communications Holdings/LLC and Cequel Capital Corp. 8.625%, due 11/15/17 (c)	1,475,000	1,534,000
Clear Channel Communications, Inc. 5.50%, due 12/15/16	430,000	283,800
6.875%, due 6/15/18	870,000	578,550
Comcast Corp. 5.70%, due 7/1/19	800,000	889,989
DISH DBS Corp. 7.125%, due 2/1/16	600,000	633,000
NBC Universal, Inc. 5.15%, due 4/30/20 (c)	55,000	58,075
Time Warner Cable, Inc. 8.25%, due 2/14/14	200,000	232,630
Time Warner, Inc. 7.70%, due 5/1/32	115,000	138,845

		4,348,889

Mining 0.4%
Alcoa, Inc. 5.90%, due 2/1/27	440,000	429,959
Century Aluminum Co. 8.00%, due 5/15/14	606,000	626,453

		1,056,412

Miscellaneous—Manufacturing 0.5%
Amsted Industries, Inc. 8.125%, due 3/15/18 (c)	1,400,000	1,470,000

Office Equipment/Supplies 0.1%
Xerox Corp. 8.25%, due 5/15/14	270,000	316,809

Oil & Gas 1.6%
ConocoPhillips 6.50%, due 2/1/39	1,000,000	1,168,142
Linn Energy LLC/Linn Energy Finance Corp. 8.625%, due 4/15/20	2,405,000	2,609,425
Nabors Industries, Inc. 5.00%, due 9/15/20	1,000,000	1,011,836
Pemex Project Funding Master Trust 6.625%, due 6/15/35	75,000	79,052

		4,868,455

Oil & Gas Services 0.2%
Basic Energy Services, Inc. 7.125%, due 4/15/16	500,000	500,000

Pipelines 0.4%
Energy Transfer Partners, L.P. 4.65%, due 6/1/21	1,000,000	978,330

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-223

Portfolio of Investments††† June 30, 2011 (Unaudited) (continued)

	Principal
	Amount		Value
Corporate Bonds (continued)
Pipelines (continued)

ONEOK, Inc. 6.00%, due 6/15/35		$130,000	$128,869

			1,107,199

Real Estate 0.0%‡
ProLogis, L.P. 7.375%, due 10/30/19		75,000	85,523

Retail 0.0%‡
CVS Caremark Corp. 5.789%, due 1/10/26 (c)(f)		58,914	60,454

Semiconductors 0.2%
Freescale Semiconductor, Inc. 9.25%, due 4/15/18 (c)		700,000	754,250

Telecommunications 0.2%
EH Holding Corp. 7.625%, due 6/15/21 (c)		575,000	586,500

Total Corporate Bonds (Cost $57,702,995)			62,153,734

Foreign Bonds 1.4%

Banks 0.3%
EGG Banking PLC 6.875%, due 12/29/21 (a)		£500,000	781,486

Finance—Mortgage Loan/Banker 0.9%
X Northern Rock Asset Management PLC 9.375%, due 10/17/21		2,000,000	2,760,515

Packaging & Containers 0.2%
Rexam PLC 6.75%, due 6/29/67 (a)		€525,000	738,489

Total Foreign Bonds (Cost $3,625,207)			4,280,490

Foreign Government Bonds 0.1%

Foreign Sovereign 0.1%
Republic of Panama 9.375%, due 4/1/29		$105,000	155,925
Republic of Venezuela 6.00%, due 12/9/20		217,000	135,082

Total Foreign Government Bonds (Cost $282,832)			291,007

Loan Assignments & Participations 3.2% (g)

Aerospace & Defense 1.1%
Hawker Beechcraft Acquisition Co. LLC Term Loan 2.193%, due 3/26/14		2,490,458	2,092,607
LC Facility Deposits 2.246%, due 3/26/14		154,004	129,402
U.S. Airways Group, Inc. Term Loan 2.686%, due 3/21/14		986,111	891,198

			3,113,207

Auto Manufacturers 0.3%
Allison Transmission, Inc. Term Loan B 2.94%, due 8/7/14		969,274	949,737

Commercial Services 0.7%
Quad/Graphics, Inc. Term Loan B 5.50%, due 4/14/16		1,980,000	1,983,301

Containers, Packaging & Glass 0.2%
Reynolds Group Holdings, Inc. Tranche E Term Loan 4.25%, due 2/9/18		698,250	693,886

Hotels, Restaurants & Leisure 0.2%
Gateway Casinos & Entertainment, Ltd. Canadian Term Loan 6.503%, due 4/20/16	C$	597,000	620,553

Machinery 0.0%‡
BHM Technologies LLC Exit Term Loan B 8.50%, due 9/30/13 (d)(f)(h)		$31,090	208

Media 0.3%
Clear Channel Communications, Inc. Delayed Draw Term Loan 2 3.836%, due 1/29/16		1,137,550	934,213

Telecommunications 0.4%
Intelsat Jackson Holdings S.A. Tranche B Term Loan 5.25%, due 4/2/18		1,200,000	1,203,249

Total Loan Assignments & Participations (Cost $9,745,524)			9,498,354

M-224 MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Mortgage-Backed Securities 1.1%

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.1%
Banc of America Commercial Mortgage, Inc. Series 2007-2, Class A4 5.823%, due 4/10/49 (i)	$290,000	$313,324
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.416%, due 12/25/36 (a)(c)(d)	193,261	158,172
Bear Stearns Commercial Mortgage Securities
Series 2005-PW10, Class A4 5.405%, due 12/11/40 (a)	130,000	141,721
Series 2007-PW16, Class A4 5.905%, due 6/11/40 (i)	290,000	314,490
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 5.823%, due 12/10/49 (i)	150,000	166,085
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (a)	271,826	258,935
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (c)	480,000	508,118
Morgan Stanley Capital I Series 2007-IQ15, Class A4 6.074%, due 6/11/49 (i)	200,000	218,665
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.73%, due 2/25/42 (a)(c)(d)(f)	455,714	436,620
Timberstar Trust Series 2006-1, Class A 5.668%, due 10/15/36 (c)	160,000	172,805
WaMu Mortgage Pass Through Certificates Series 2006-AR14, Class 1A1 5.387%, due 11/25/36 (i)	487,474	428,541

Total Mortgage-Backed Securities (Cost $2,812,212)		3,117,476

U.S. Government & Federal Agencies 2.8%

Federal National Mortgage Association (Mortgage Pass-Through Security) 0.1%
6.00%, due 4/1/37	350,696	382,884

X United States Treasury Bonds 1.8%
3.875%, due 8/15/40	4,625,000	4,234,766
4.375%, due 11/15/39	800,000	800,375
4.375%, due 5/15/40	155,000	154,904

		5,190,045

X United States Treasury Notes 0.9%
1.25%, due 3/15/14	175,000	177,543
2.00%, due 4/30/16	2,005,000	2,035,396
3.125%, due 5/15/21	545,000	543,468

		2,756,407

Total U.S. Government & Federal Agencies (Cost $8,560,736)		8,329,336

Yankee Bonds 2.6% (j)

Banks 0.2%
HSBC Holdings PLC 5.10%, due 4/5/21	40,000	40,991
Lloyds TSB Bank PLC 4.375%, due 1/12/15 (c)	200,000	202,981
Royal Bank of Scotland PLC (The) 4.875%, due 8/25/14 (c)	160,000	166,523
UBS A.G. 3.875%, due 1/15/15	150,000	156,571

		567,066

Diversified Financial Services 0.0%‡
Irish Life & Permanent Group Holdings PLC 3.60%, due 1/14/13 (c)	100,000	84,071

Electric 0.1%
TransAlta Corp. 5.75%, due 12/15/13	100,000	109,054

Insurance 0.4%
Oil Insurance, Ltd. 3.228%, due 12/29/49 (a)(c)	580,000	531,106
Swiss Re Capital I, L.P. 6.854%, due 5/29/49 (a)(c)	600,000	576,891

		1,107,997

Mining 1.0%
Rio Tinto Finance USA, Ltd. 9.00%, due 5/1/19	650,000	861,276
Vedanta Resources PLC 8.25%, due 6/7/21 (c)	820,000	826,150
Xstrata Finance Canada, Ltd. 5.80%, due 11/15/16 (c)	1,200,000	1,343,869

		3,031,295

Miscellaneous—Manufacturing 0.5%
Bombardier, Inc. 7.75%, due 3/15/20 (c)	1,400,000	1,575,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-225

Portfolio of Investments††† June 30, 2011 (Unaudited) (continued)

	Principal
	Amount	Value
Yankee Bonds (continued)

Oil & Gas 0.3%
Gazprom International S.A. 7.201%, due 2/1/20 (c)	$155,255	$172,333
OGX Petroleo e Gas Participacoes S.A. 8.50%, due 6/1/18 (c)	650,000	668,525
TNK-BP Finance S.A. 7.50%, due 7/18/16 (c)	100,000	113,750

		954,608

Transportation 0.1%
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (c)	300,000	301,500

Total Yankee Bonds (Cost $7,554,557)		7,730,591

Total Long-Term Bonds (Cost $119,740,473)		127,974,420

	Shares
Common Stocks 49.2%

Aerospace & Defense 1.5%
BAE Systems PLC	303,850	1,553,211
Lockheed Martin Corp.	18,300	1,481,751
Meggitt PLC	171,900	1,052,524
Triumph Group, Inc.	2,303	229,333

		4,316,819

Agriculture 4.0%
Altria Group, Inc.	77,100	2,036,211
British American Tobacco PLC	25,850	1,133,037
Imperial Tobacco Group PLC	76,900	2,556,043
Lorillard, Inc.	21,300	2,318,931
Philip Morris International, Inc.	31,900	2,129,963
Reynolds American, Inc.	47,850	1,772,843

		11,947,028

Auto Manufacturers 0.7%
Daimler A.G.	19,600	1,475,150
Ford Motor Co. (e)	52,500	723,975

		2,199,125

Banks 0.7%
CIT Group, Inc. (e)	11,500	508,990
Citigroup, Inc.	16,500	687,060
Westpac Banking Corp.	35,050	836,818

		2,032,868

Beverages 2.2%
Coca-Cola Co. (The)	11,700	787,293
Coca-Cola Enterprises, Inc.	28,600	834,548
Diageo PLC, Sponsored ADR (k)	26,700	2,185,929
InBev N.V.	34,600	2,007,007
PepsiCo., Inc.	10,550	743,037

		6,557,814

Building Materials 0.1%
U.S. Concrete, Inc. (d)(e)	35,009	306,329

Chemicals 1.6%
Air Liquide S.A.	6,096	873,757
BASF S.E.	26,050	2,552,551
E.I. du Pont de Nemours & Co.	27,100	1,464,755

		4,891,063

Commercial Services 0.6%
Automatic Data Processing, Inc.	16,150	850,782
R.R. Donnelley & Sons Co.	54,050	1,059,920

		1,910,702

Computers 0.5%
Diebold, Inc.	25,900	803,159
HTC Corp.	25,200	847,501

		1,650,660

Distribution & Wholesale 0.3%
Genuine Parts Co.	15,450	840,480

Electric 5.5%
CMS Energy Corp.	51,250	1,009,113
CPFL Energia S.A.	99,000	1,414,603
Duke Energy Corp.	38,400	723,072
Enel S.p.A.	163,300	1,066,590
Fortum Oyj	28,650	829,689
Integrys Energy Group, Inc.	14,250	738,720
National Grid PLC	221,050	2,172,993
Progress Energy, Inc.	30,300	1,454,703
SCANA Corp.	20,000	787,400
Scottish & Southern Energy PLC	69,700	1,558,281
Southern Co.	33,750	1,362,825
TECO Energy, Inc.	70,550	1,332,689
Terna S.p.A.	376,600	1,750,881

		16,201,559

Electrical Components & Equipment 0.3%
Emerson Electric Co.	14,450	812,812

Engineering & Construction 0.7%
Vinci S.A.	32,250	2,065,713

Environmental Controls 0.3%
Waste Management, Inc.	21,150	788,261

M-226 MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Food 1.9%
H.J. Heinz Co.	14,550	$775,224
Nestle S.A. Registered	39,600	2,461,017
Orkla ASA	83,700	795,865
Unilever PLC	23,200	746,931
WM Morrison Supermarkets PLC	181,700	868,152

		5,647,189

Food Services 0.3%
Compass Group PLC	104,700	1,009,911

Gas 1.1%
NiSource, Inc.	105,000	2,126,250
Vectren Corp.	36,300	1,011,318

		3,137,568

Health Care—Products 0.4%
Johnson & Johnson	17,100	1,137,492

Household Products & Wares 1.2%
Kimberly-Clark Corp.	23,600	1,570,816
Reckitt Benckiser Group PLC	19,900	1,098,685
Tupperware Brands Corp.	11,350	765,558

		3,435,059

Insurance 1.6%
Arthur J. Gallagher & Co.	45,950	1,311,413
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered	8,750	1,338,035
SCOR SE	49,550	1,408,356
Travelers Cos., Inc. (The)	13,100	764,778

		4,822,582

Media 3.3%
Comcast Corp. Class A	49,900	1,209,077
X Pearson PLC	138,400	2,612,192
Regal Entertainment Group Class A	104,800	1,294,280
Shaw Communications, Inc.	49,400	1,126,348
Time Warner, Inc.	29,050	1,056,548
Vivendi S.A.	84,250	2,342,708

		9,641,153

Metal Fabricate & Hardware 0.3%
Assa Abloy AB	30,900	830,488

Mining 0.3%
BHP Billiton, Ltd., Sponsored ADR (k)	8,700	823,281

Miscellaneous—Manufacturing 0.3%
Honeywell International, Inc.	13,700	816,383

Office Equipment/Supplies 0.5%
Pitney Bowes, Inc.	60,300	1,386,297

Oil & Gas 3.1%
Chevron Corp.	10,550	1,084,962
ConocoPhillips	10,300	774,457
Diamond Offshore Drilling, Inc.	17,750	1,249,777
ExxonMobil Corp.	10,000	813,800
Royal Dutch Shell PLC Class A, ADR (k)	30,660	2,180,846
StatoilHydro ASA, Sponsored ADR (k)	32,850	836,033
Total S.A.	41,150	2,379,785

		9,319,660

Packaging & Containers 0.3%
Bemis Co., Inc.	24,000	810,720

Pharmaceuticals 2.6%
Abbott Laboratories	15,650	823,503
AstraZeneca PLC, Sponsored ADR (k)	40,950	2,050,367
Bristol-Myers Squibb Co.	57,750	1,672,440
Merck & Co., Inc.	28,500	1,005,765
Novartis A.G.	18,600	1,139,340
Roche Holding A.G., Genusscheine	6,710	1,122,922

		7,814,337

Pipelines 1.5%
Enterprise Products Partners, L.P.	24,050	1,039,200
Kinder Morgan Energy Partners, L.P.	20,000	1,452,000
Spectra Energy Corp.	27,750	760,628
Williams Partners, L.P.	21,400	1,159,452

		4,411,280

Retail 0.9%
JB Hi-Fi, Ltd.	44,250	810,148
McDonald’s Corp.	9,550	805,256
Next PLC	28,300	1,056,018

		2,671,422

Semiconductors 0.9%
Microchip Technology, Inc.	37,850	1,434,893
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (k)	93,600	1,180,296

		2,615,189

Software 0.9%
Microsoft Corp.	44,150	1,147,900
Oracle Corp.	48,000	1,579,680

		2,727,580

Telecommunications 7.7%
AT&T, Inc.	53,600	1,683,576
X BCE, Inc.	75,900	2,976,347
CenturyLink, Inc.	58,500	2,365,155
China Mobile, Ltd., Sponsored ADR (k)	16,050	750,819

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-227

Portfolio of Investments††† June 30, 2011 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Telecommunications (continued)

France Telecom S.A.	94,550	$2,010,742
Mobistar S.A.	15,920	1,209,265
Philippine Long Distance Telephone Co., Sponsored ADR (k)	16,150	872,746
Rogers Communications, Inc. Class B	32,500	1,286,925
X Swisscom A.G.	6,300	2,888,671
Telefonica S.A.	87,550	2,140,556
Verizon Communications, Inc.	48,850	1,818,685
X Vodafone Group PLC	1,003,600	2,662,535

		22,666,022

Transportation 0.6%
FirstGroup PLC	335,550	1,835,887

Water 0.5%
United Utilities Group PLC	143,100	1,375,714

Total Common Stocks (Cost $122,843,906)		145,456,447

Convertible Preferred Stocks 1.9%

Auto Manufacturers 0.2%
General Motors Co. 4.75%	9,900	482,526

Auto Parts & Equipment 0.1%
Goodyear Tire & Rubber Co. (The) 5.88%	5,300	294,786

Banks 0.4%
Citigroup, Inc. 7.50%	4,500	540,675
Wells Fargo & Co. 7.50% Series L	700	742,000

		1,282,675

Diversified Financial Services 0.2%
SG Preferred Capital II LLC (a)(c) 6.30%	750	731,484

Insurance 0.3%
Hartford Financial Services Group, Inc. 7.25%	30,100	784,406

Investment Management/Advisory Services 0.2%
Affiliated Managers Group, Inc. 5.10%	12,100	570,969

Leisure Time 0.0%‡
Callaway Golf Co. 7.50%	600	63,640

Media 0.0%‡
Nielsen Holdings N.V. 6.25%	1,800	111,262

Oil & Gas 0.2%
Chesapeake Energy Corp. (c) 5.75%	400	505,092

Telecommunications 0.3%
Crown Castle International Corp. 6.25%	12,700	742,950

Total Convertible Preferred Stocks (Cost $5,513,144)		5,569,790

Preferred Stock 0.3%

Insurance 0.3%
MetLife, Inc. 6.50%	39,350	983,750

Total Preferred Stock (Cost $931,452)		983,750

	Number of
	Warrants
Warrants 0.0%‡

Media 0.0%‡
ION Media Networks, Inc. Second Lien Expires 12/12/39 (d)(e)(f)	4	0(l	)
Unsecured Debt Expires 12/31/49 (d)(e)(f)	4	0(l	)

Total Warrants (Cost $13)		0(l	)

M-228 MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Short-Term Investment 4.5%

Repurchase Agreement 4.5%
State Street Bank and Trust Co. 0.01%, dated 6/30/11 due 7/1/11 Proceeds at Maturity $13,358,835 (Collateralized by United States Treasury Notes with rates between 1.375% and 3.125% and maturity dates between 5/15/13–4/30/17, with a Principal Amount of $13,285,000 and a Market Value of $13,634,850)	$13,358,832	$13,358,832

Total Short-Term Investment (Cost $13,358,832)		13,358,832

Total Investments (Cost $262,387,820) (o)	99.2%	293,343,239
Other Assets, Less Liabilities	0.8	2,394,848

Net Assets	100.0%	$295,738,087

		Unrealized
	Contracts	Appreciation
	Long	(Depreciation) (m)
Futures Contracts 0.2%

Standard & Poor’s Index Mini September 2011 (n)	450	$481,850

Total Futures Contracts (Settlement Value $29,598,750)		$481,850

†††	On a daily basis New York Life Investments confirms that the value of the Portfolio’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).
‡	Less than one-tenth of a percent.
(a)	Floating rate—Rate shown is the rate in effect at June 30, 2011.
(b)	Subprime mortgage investment and other asset-backed securities. The total market value of the securities at June 30, 2011 is $169,903, which represents 0.1% of the Portfolio’s net assets.
(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4 (2) of the Securities Act of 1933, as amended.
(d)	Illiquid security. The total market value of these securities at June 30, 2011 is $904,969, which represents 0.3% of the Portfolio’s net assets.
(e)	Non-income producing security.
(f)	Fair valued security. The total market value of these securities at June 30, 2011 is $500,922, which represents 0.2% of the Portfolio’s net assets.
(g)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate(s) in effect at June 30, 2011. Floating Rate Loans are generally considered restrictive in that the Portfolio is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.
(h)	Issue in default.
(i)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect at June 30, 2011.
(j)	Yankee Bond—dollar-denominated bond issued in the United States by a foreign bank or corporation.
(k)	ADR—American Depositary Receipt.
(l)	Less than one dollar.
(m)	Represents the difference between the value of the contracts at the time they were opened and the value at June 30, 2011.
(n)	At June 30, 2011, cash in the amount of $880,000 is on deposit with the broker for futures transactions.
(o)	At June 30, 2011, cost is $262,449,542 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$34,811,815
Gross unrealized depreciation	(3,918,118)

Net unrealized appreciation	$30,893,697

The following abbreviations are used in the above portfolio:

£—British Pound Sterling

C$—Canadian Dollar

€—Euro

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-229

Portfolio of Investments††† June 30, 2011 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)		Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$9,338,923	$—		$9,338,923
Convertible Bonds	—	23,234,509	—		23,234,509
Corporate Bonds (b)	—	62,089,640	64,094		62,153,734
Foreign Bonds	—	4,280,490	—		4,280,490
Foreign Government Bonds	—	291,007	—		291,007
Loan Assignments & Participations (c)	—	9,498,146	208		9,498,354
Mortgage-Backed Securities (d)	—	2,680,856	436,620		3,117,476
U.S. Government & Federal Agencies	—	8,329,336	—		8,329,336
Yankee Bonds	—	7,730,591	—		7,730,591

Total Long-Term Bonds	—	127,473,498	500,922		127,974,420

Common Stocks	145,456,447	—	—		145,456,447
Convertible Preferred Stocks	5,569,790	—	—		5,569,790
Preferred Stock	983,750	—	—		983,750
Warrants (e)	—	—	0	(e)	0	(e)
Short-Term Investment
Repurchase Agreement	—	13,358,832	—		13,358,832

Total Investments in Securities	152,009,987	140,832,330	500,922		293,343,239

Other Financial Instruments
Foreign Currency Forward Contracts (f)	—	395,953	—		395,953
Futures Contracts Long (g)	481,850	—	—		481,850

Total Investments in Securities and Other Financial Instruments	$152,491,837	$141,228,283	$500,922		$294,221,042

Liability Valuation Inputs

Quoted
Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (f)	$—	$(835,153)	$—	$(835,153)

Total Other Financial Instruments	$—	$(835,153)	$—	$(835,153)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The level 3 securities valued at $3,640 and $60,454 are held in Commercial Services and Retail, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(c)	The level 3 security valued at $208 is held in Machinery within the Loan Assignments & Participations section of the Portfolio of Investments.

(d)	The level 3 security valued at $436,620 is held in Commercial Mortgage Loans (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(e)	The level 3 security valued at less than one dollar is held in Media within the Warrants section of the Portfolio of Investments.

(f)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the table of foreign currency forward contracts. (See Note 6)

(g)	The value listed for these securities reflects unrealized appreciation as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

M-230 MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

At December 31, 2010 and June 30, 2011 foreign equity securities were not fair valued, as a result there were no transfers between Level 1 and Level 2 for value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

												Change in
												Unrealized
												Appreciation
												(Depreciation)
												from
	Balance				Change in					Balance		Investments
	as of		Accrued	Realized	Unrealized			Transfers	Transfers	as of		Still Held at
	December 31,		Discounts	Gain	Appreciation			in to	out of	June 30,		June 30,
Investments in Securities	2010		(Premiums)	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2011		2011 (b)
Long-Term Bonds
Corporate Bonds
Commercial Services	$3,640		$—	$—	$—	$—	$—	$—	$—	$3,640		$—
Media	233		—	(20,943)	20,870	—	(160)	—	—	—		20,870
Retail	60,364		(218)	(31)	1,654	—	(1,315)	—	—	60,454		1,626
Loan Assignments & Participations
Machinery	84		(5,030)	—	5,154	—	—	—	—	208		5,154
Mortgage-Backed Securities
Commercial Mortgage Loans (Collateralized Mortgage Obligations)	445,615		—	—	1,415	—	(10,410)	—	—	436,620		4,786
Warrants
Media	0	(a)	—	—	—	—	—	—	—	0	(a)	—

Total	$509,936		$(5,248)	$(20,974)	$29,093	$—	$(11,885)	$—	$—	$500,922		$32,436

(a)	Less than one dollar.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-231

Statement of Assets and Liabilities as of June 30, 2011 (Unaudited)

Assets
Investment in securities, at value (identified cost $262,387,820)	$293,343,239
Cash collateral on deposit at broker	880,000
Cash denominated in foreign currencies (identified cost $188,915)	191,637
Cash	5,000
Receivables:
Dividends and interest	2,302,328
Investment securities sold	1,279,092
Variation margin on futures contracts	137,000
Fund shares sold	54,343
Other assets	4,897
Unrealized appreciation on foreign currency forward contracts	395,953

Total assets	298,593,489

Liabilities
Payables:
Investment securities purchased	1,693,882
Manager (See Note 3)	137,769
Fund shares redeemed	107,083
Professional fees	29,841
Shareholder communication	28,621
NYLIFE Distributors (See Note 3)	13,573
Custodian	9,480
Unrealized depreciation on foreign currency forward contracts	835,153

Total liabilities	2,855,402

Net assets	$295,738,087

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$19,701
Additional paid-in capital	274,832,964

274,852,665
Undistributed net investment income	17,456,431
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	(27,572,992)
Net unrealized appreciation (depreciation) on investments and futures contracts	31,437,269
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(435,286)

Net assets	$295,738,087

Initial Class
Net assets applicable to outstanding shares	$228,773,185

Shares of beneficial interest outstanding	15,222,407

Net asset value per share outstanding	$15.03

Service Class
Net assets applicable to outstanding shares	$66,964,902

Shares of beneficial interest outstanding	4,478,902

Net asset value per share outstanding	$14.95

M-232 MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2011 (Unaudited)

Investment Income (Loss)
Income
Interest (a)	$3,920,205
Dividends (b)	3,793,583

Total income	7,713,788

Expenses
Manager (See Note 3)	830,329
Distribution and service—Service Class (See Note 3)	79,591
Professional fees	46,538
Shareholder communication	25,299
Custodian	22,149
Trustees	4,255
Miscellaneous	12,753

Total expenses	1,020,914

Net investment income (loss)	6,692,874

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	5,814,133
Futures transactions	2,943,112
Foreign currency transactions	(2,698,980)

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	6,058,265

Net change in unrealized appreciation (depreciation) on:
Investments	4,847,705
Futures contracts	(965,125)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(651,554)

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	3,231,026

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	9,289,291

Net increase (decrease) in net assets resulting from operations	$15,982,165

(a)	Interest recorded net of foreign withholding taxes in the amount of $645.

(b)	Dividends recorded net of foreign withholding taxes in the amount of $262,749.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-233

Statements of Changes in Net Assets
for the six months ended June 30, 2011 (Unaudited) and the year ended December 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,692,874	$12,804,748
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	6,058,265	12,747,329
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	3,231,026	11,437,574

Net increase (decrease) in net assets resulting from operations	15,982,165	36,989,651

Dividends to shareholders:
From net investment income:
Initial Class	—	(6,662,864)
Service Class	—	(1,538,206)

Total dividends to shareholders	—	(8,201,070)

Capital share transactions:
Net proceeds from sale of shares	19,065,890	12,386,834
Net asset value of shares issued to shareholders in reinvestment of dividends	—	8,201,070
Cost of shares redeemed	(20,306,835)	(39,189,251)

Increase (decrease) in net assets derived from capital share transactions	(1,240,945)	(18,601,347)

Net increase (decrease) in net assets	14,741,220	10,187,234

Net Assets
Beginning of period	280,996,867	270,809,633

End of period	$295,738,087	$280,996,867

Undistributed net investment income at end of period	$17,456,431	$10,763,557

M-234 MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months
	ended
	June 30,		Year ended December 31,
	2011*		2010		2009		2008		2007	2006
Net asset value at beginning of period	$14.22		$12.78		$10.71		$18.40		$18.78	$17.48

Net investment income (loss)	0.34	(a)	0.64	(a)	0.37	(a)	0.47		0.47 (a)	0.37	(a)
Net realized and unrealized gain (loss) on investments	0.64		1.31		2.12		(5.40)		0.97	1.30
Net realized and unrealized gain (loss) on foreign currency transactions	(0.17)		(0.08)		0.01		—		—	—

Total from investment operations	0.81		1.87		2.50		(4.93)		1.44	1.67

Less dividends and distributions:
From net investment income	—		(0.43)		(0.43)		(0.56)		(0.45)	(0.12)
From net realized gain on investments	—		—		—		(2.20)		(1.37)	(0.25)

Total dividends and distributions	—		(0.43)		(0.43)		(2.76)		(1.82)	(0.37)

Net asset value at end of period	$15.03		$14.22		$12.78		$10.71		$18.40	$18.78

Total investment return	5.70	%(b)(c)	14.79%		23.51%		(26.92%)		7.51%	9.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.64	%††	4.85%		3.26%		2.55%		2.42%	2.06%
Net expenses	0.65	%††	0.65%		0.71%		0.65%		0.58%	0.59%
Portfolio turnover rate	17%		61	% (d)	161	% (d)	94	% (d)	76%	61	% (d)
Net assets at end of period (in 000’s)	$228,773		$222,426		$224,119		$217,037		$373,886	$408,052

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 60%, 141%, 78%, and 51% for the years ended December 31, 2010, 2009, 2008, and 2006, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-235

Financial Highlights selected per share data and ratios

	Service Class
	Six months
	ended
	June 30,		Year ended December 31,
	2011*		2010		2009		2008		2007	2006
Net asset value at beginning of period	$14.17		$12.74		$10.67		$18.33		$18.72	$17.43

Net investment income (loss)	0.32	(a)	0.61	(a)	0.35	(a)	0.40		0.42 (a)	0.33	(a)
Net realized and unrealized gain (loss) on investments	0.63		1.30		2.10		(5.35)		0.97	1.29
Net realized and unrealized gain (loss) on foreign currency transactions	(0.17)		(0.08)		0.01		—		—	—

Total from investment operations	0.78		1.83		2.46		(4.95)		1.39	1.62

Less dividends and distributions:
From net investment income	—		(0.40)		(0.39)		(0.51)		(0.41)	(0.08)
From net realized gain on investments	—		—		—		(2.20)		(1.37)	(0.25)

Total dividends and distributions	—		(0.40)		(0.39)		(2.71)		(1.78)	(0.33)

Net asset value at end of period	$14.95		$14.17		$12.74		$10.67		$18.33	$18.72

Total investment return	5.50	%(b)(c)	14.51%		23.21%		(27.10%)		7.24%	9.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.41	%††	4.59%		3.03%		2.30%		2.17%	1.81%
Net expenses	0.90	%††	0.90%		0.96%		0.90%		0.83%	0.84%
Portfolio turnover rate	17%		61	% (d)	161	% (d)	94	% (d)	76%	61	% (d)
Net assets at end of period (in 000’s)	$66,965		$58,571		$46,691		$38,955		$58,724	$55,833

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 60%, 141%, 78%, and 51% for the years ended December 31, 2010, 2009, 2008, and 2006, respectively.

M-236 MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP International Equity Portfolio
Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2011

					Gross
					Expense
Class	Six Months	One Year	Five Years	Ten Years[1]	Ratio[2]

Initial Class Shares	–0.99%	18.85%	2.75%	6.97%	0.98%

Service Class Shares[3]	–1.11	18.55	2.50	6.71	1.23

	Six	One	Five	Ten
Benchmark Performance	Months	Year	Years	Years

MSCI EAFE® Index[4]	4.98%	30.36%	1.48%	5.66%

Average Lipper Variable Products International Core Portfolio[5]	4.62	30.97	2.16	5.46

1.	Performance figures shown for the ten-year period ended June 30, 2011 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 6.97% for Initial Class shares and 6.70% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.	The Average Lipper Variable Products International Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. core portfolios typically have an average price-to-cash flow ratio, price to book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. Broad Market Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com    M-237

Cost in Dollars of a $1,000 Investment in MainStay VP International Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2011, to June 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2011, to June 30, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	1/1/11	6/30/11	Period[1]	6/30/11	Period[1]
Initial Class Shares	$1,000.00	$990.10	$4.69	$1,020.10	$4.76

Service Class Shares	$1,000.00	$988.90	$5.92	$1,018.80	$6.01

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.95% for Initial Class and 1.20% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

M-238    MainStay VP International Equity Portfolio

Portfolio Composition as of June 30, 2011 (Unaudited)

See Portfolio of Investments beginning on page M-242 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of June 30, 2011 (excluding short-term investment)

1.	Roche Holding A.G., Genusscheine
2.	Tesco PLC
3.	Ryanair Holdings PLC Class A
4.	Bouygues S.A.
5.	Koninklijke Ahold N.V.
6.	Nintendo Co., Ltd. (a)
7.	Scottish & Southern Energy PLC
8.	Nestle S.A. Registered
9.	Deutsche Boerse A.G.
10.	Enagas S.A.

(a)	Security trades on more than one exchange.

mainstayinvestments.com    M-239

Portfolio Management Discussion and Analysis

Questions answered by portfolio manager Edward Ramos, CFA, of Madison Square Investors LLC (“Madison Square Investors”), the Portfolio’s Subadvisor.1

How did MainStay VP International Equity Portfolio perform relative to its peers and its benchmark for the six months ended June 30, 2011?

For the six months ended June 30, 2011, MainStay VP International Equity Portfolio returned –0.99% for Initial Class shares and –1.11% for Service Class shares. Both share classes underperformed the 4.62% return of the average Lipper2 Variable Products International Core Portfolio and the 4.98% return of the Morgan Stanley Capital International (MSCI) EAFE® Index2 for the six months ended June 30, 2011. The MSCI EAFE® Index is the Portfolio’s broad-based securities-market Index.

What factors affected the Portfolio’s relative performance during the reporting period?

We attribute the Portfolio’s relative performance to many factors. First, security selection in the information technology and consumer discretionary sectors detracted from the Portfolio’s performance relative to the MSCI EAFE® Index, as did an overweight position in diversified financials. An overweight position in the information technology sector also detracted from the Portfolio’s relative performance.

During the reporting period, security selection in utilities and health care contributed positively to the Portfolio’s performance relative to its benchmark. An underweight position in the banking industry group also strengthened the Portfolio’s relative performance.

During the reporting period, which sectors were the strongest positive contributors to the Portfolio’s relative performance and which sectors were particularly weak?

Utilities and health care made the strongest positive sector contributions to the Portfolio’s performance during the reporting period, primarily because of security selection. (Contributions take weightings and total returns into account.) The sector that detracted the most from the Portfolio’s relative performance during the reporting period was information technology, where security selection was weak. Security selection also detracted from relative performance in the consumer discretionary sector. Financials and consumer staple sectors were other weak contributors to the Portfolio’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

During the reporting period, the strongest contributor to the Portfolio’s absolute performance was Swiss pharmaceutical company Roche Holding A.G. Since 2010, disappointments about Roche’s pipeline and concerns about biosimilars left the company’s shares trading at what we believed to be a substantial discount to intrinsic value. A cost-saving plan, in-line first-quarter sales figures, and the company’s industry-leading late-stage pipeline (and some positive pipeline news) caused shares to advance during the reporting period.

U.K.-based integrated electric utility Scottish & Southern Energy PLC was another strong contributor. Earnings expectations for the company have risen in recent months, and rumors that other European utilities may seek to purchase Scottish & Southern Energy helped the stock advance. Another strong contributor was Nobel Biocare, which develops and produces dental implants and dental prosthetics. Although earnings have been lower than expected, the company’s outlook for growth in sales and margins in 2011 has improved.

Major detractors from the Portfolio’s absolute performance included a variety of sectors and countries. Shares of gaming company Nintendo have recently underperformed following lackluster debuts for several of the company’s newer products, including the handheld 3DS and the next-generation home console, the Wii U. Even so, a recent release of Nintendo’s franchise title “The Legend of Zelda” seemed to have boosted 3DS sales a bit, and new software titles may also lend a boost in the coming quarters.

Hong Kong–based based specialty apparel retailer Esprit Holdings also detracted from the Portfolio’s absolute performance. The majority of Esprit’s earnings are generated in the core European market, where turmoil has affected the retail and wholesale environment. We exited the Portfolio’s position during the reporting period when our view of the company’s future earnings prospects changed.

A position in communications equipment company Nokia Oyj also detracted from the Portfolio’s performance. Market share losses in smart phones and lower-end phones alike caused the company to announce a profit warning for the second quarter of 2011 and for the entire fiscal year. Following the announcement, the company’s shares fell sharply. We exited the Port-
folio’s position because we no longer found the company’s risk/reward profile appealing

Did the Portfolio make any significant purchases or sales during the reporting period?

We increased the Portfolio’s exposure to the financials sector during the reporting period by adding to Japan-based Daiwa Securities Group, Switzerland-based Credit Suisse Group A.G. and France-based BNP Paribas S.A., among others. In our opinion, these companies represent the highest quality within the financials sector. We also increased the Portfolio’s exposure

1. Effective July 1, 2011, Madison Square Investors took over Subadvisor responsibilities from MacKay Shields LLC. Madison Square Investors is an indirect, wholly owned subsidiary of New York Life. Effective May 27, 2011, Edward Ramos took over Portfolio management responsibilities from Rupal J. Bhansali.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indexes and other indexes and service providers mentioned in the reports.

M-240    MainStay VP International Equity Portfolio

to France-based construction & engineering company Bouygues S.A.

During the reporting period, we either sold or trimmed a number of Portfolio positions, including Canada-based hotels, restaurants & leisure company Tim Hortons, U.K. electric utility Scottish & Southern Energy PLC, and Spanish biotechnology company Grifols. These stocks had shown strong performance and were headed toward or had exceeded what we believed to be their respective intrinsic values.

How was the Fund positioned at the end of the reporting period?

Portfolio sector, industry and regional weightings are derived from our bottom-up research on individual companies and do not reflect opinions about specific sectors, industries or geographic regions. As of June 30, 2011, the Portfolio held overweight positions relative to the MSCI EAFE® Index in diversified financials, software, food & staples retailing and health care. The Portfolio’s positioning in health care seeks to benefit from a variety of secular-growth themes driven by companies with innovative product pipelines and less patent pressure than that facing the sector as a whole.

As of the same date, the Portfolio held underweight positions in banks, materials and capital goods. In our view, the risk/reward characteristics for many stocks in the materials and capital goods sectors are unfavorable relative to other investment opportunities, and we believed that valuations for many companies in these sectors were stretched.

During the reporting period, we increased investments in Japan and the rest of Asia. As a result, the Portfolio’s weightings in those regions has increased relative to the Portfolio’s weighting in Europe.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP International Equity Portfolio on this page and the preceding pages has not been audited.

mainstayinvestments.com    M-241

Portfolio of Investments June 30, 2011 (Unaudited)

	Shares	Value
Common Stocks 92.5%†

Australia 1.1%
BHP Billiton, Ltd., Sponsored ADR (Metals & Mining) (a)	58,600	$5,545,318

Belgium 2.2%
Belgacom S.A. (Diversified Telecommunication Services)	158,200	5,642,429
Mobistar S.A. (Wireless Telecommunication Services)	66,768	5,071,620

		10,714,049

Bermuda 3.9%
China Yurun Food Group, Ltd. (Food Products)	3,161,000	8,895,987
Li & Fung, Ltd. (Distributors)	5,109,600	10,177,570

		19,073,557

Brazil 1.3%
Cia Siderurgica Nacional S.A., Sponsored ADR (Metals & Mining) (a)	354,100	4,412,086
Vale S.A., Sponsored ADR (Metals & Mining) (a)	70,300	2,246,085

		6,658,171

Canada 0.2%
Great-West Lifeco, Inc. (Insurance)	30,500	805,786

China 1.5%
China Shenhua Energy Co., Ltd. (Oil, Gas & Consumable Fuels)	1,558,300	7,449,370

Finland 0.4%
Sampo Oyj (Insurance)	61,300	1,979,673

France 8.0%
Alstom S.A. (Electrical Equipment)	91,200	5,623,425
BNP Paribas S.A. (Commercial Banks)	108,540	8,378,362
X Bouygues S.A. (Construction & Engineering)	342,300	15,047,949
Ipsen S.A. (Pharmaceuticals)	94,888	3,365,740
Neopost S.A. (Office Electronics)	41,400	3,556,544
Total S.A. (Oil, Gas & Consumable Fuels)	64,100	3,707,029

		39,679,049

Germany 4.4%
Allianz SE (Insurance)	12,000	1,676,315
Allianz SE, ADR (Insurance) (a)	189,300	2,653,986
X Deutsche Boerse A.G. (Diversified Financial Services)	160,000	12,158,055
Hannover Rueckversicherung A.G. (Insurance)	99,095	5,168,263

		21,656,619

Greece 1.1%
OPAP S.A. (Hotels, Restaurants & Leisure)	341,563	5,324,663

Hong Kong 2.3%
China Mobile, Ltd., Sponsored ADR (Wireless Telecommunication Services) (a)	242,000	11,320,760

Ireland 0.6%
Ryanair Holdings PLC, Sponsored ADR (Airlines) (a)	101,350	2,973,609

Italy 3.4%
Assicurazioni Generali S.p.A. (Insurance)	106,712	2,251,589
ENI S.p.A. (Oil, Gas & Consumable Fuels)	204,600	4,839,187
MediaSet S.p.A. (Media)	1,450,709	6,820,342
Snam Rete Gas S.p.A. (Gas Utilities)	537,471	3,183,124

		17,094,242

Japan 17.2%
Astellas Pharma, Inc. (Pharmaceuticals)	74,300	2,874,908
Capcom Co., Ltd. (Software)	233,300	5,364,118
Daito Trust Construction Co., Ltd. (Real Estate Management & Development)	95,000	8,036,147
Daiwa Securities Group, Inc. (Capital Markets)	1,820,000	7,980,374
Hirose Electric Co., Ltd. (Electronic Equipment & Instruments)	26,000	2,654,742
Japan Tobacco, Inc. (Tobacco)	1,919	7,377,560
X Nintendo Co., Ltd. (Software)	73,800	13,814,869
X Nintendo Co., Ltd., ADR (Software) (a)	14,000	326,200
NTT DoCoMo, Inc. (Wireless Telecommunication Services)	2,761	4,904,329
OBIC Co., Ltd. (IT Services)	3,760	700,110
Sankyo Co., Ltd. (Leisure Equipment & Products)	133,300	6,863,282
Shin-Etsu Chemical Co., Ltd. (Chemicals)	94,900	5,062,984
Shizuoka Bank, Ltd. (The) (Commercial Banks)	171,500	1,572,163
Square Enix Holdings Co., Ltd. (Software)	204,000	3,659,102
Suruga Bank, Ltd. (Commercial Banks)	385,000	3,342,836

†	Percentages indicated are based on Portfolio net assets.

X	Among the Portfolio’s 10 largest holdings, as of June 30, 2011, excluding short-term investment. Any of the ten largest holdings may be a security traded on more than one exchange. May be subject to change daily.

M-242 MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Japan (continued)

Toyota Motor Corp., Sponsored ADR (Automobiles) (a)	73,300	$6,041,386
Toyota Motor Corp. (Automobiles)	110,000	4,509,037

		85,084,147

Mexico 1.9%
Grupo Televisa S.A., Sponsored ADR (Media) (a)	392,000	9,643,200

Netherlands 3.0%
X Koninklijke Ahold N.V. (Food & Staples Retailing)	1,103,500	14,827,825

Norway 0.3%
StatoilHydro ASA (Oil, Gas & Consumable Fuels)	66,000	1,671,056

Spain 4.2%
X Enagas S.A. (Gas Utilities)	494,000	11,970,608
Indra Sistemas S.A. (IT Services)	239,200	4,936,043
Mediaset Espana Comunicacion S.A. (Media)	423,300	3,677,565

		20,584,216

Switzerland 14.1%
Actelion, Ltd. Registered (Biotechnology) (b)	158,900	7,826,404
Credit Suisse Group A.G., Sponsored ADR (Capital Markets) (a)	255,700	9,977,414
X Nestle S.A. Registered (Food Products)	205,510	12,771,808
Nobel Biocare Holding A.G. (Health Care Equipment & Supplies)	436,300	8,894,656
X Roche Holding A.G., Genusscheine (Pharmaceuticals)	131,566	22,017,646
UBS A.G. (Capital Markets) (b)	441,200	8,056,312

		69,544,240

United Kingdom 21.4%
Barclays PLC (Commercial Banks)	759,800	3,127,258
easyJet PLC (Airlines) (b)	159,700	920,412
Intertek Group PLC (Professional Services)	308,600	9,772,029
Johnson Matthey PLC (Chemicals)	372,700	11,759,928
Lloyds TSB Group PLC (Commercial Banks) (b)	7,521,272	5,914,924
Man Group PLC (Capital Markets)	2,542,300	9,670,232
Royal Dutch Shell PLC Class A, ADR (Oil, Gas & Consumable Fuels) (a)	140,600	10,000,878
X Scottish & Southern Energy PLC (Electric Utilities)	581,560	13,001,918
Shire PLC (Pharmaceuticals)	325,200	10,151,539
Standard Chartered PLC (Commercial Banks)	379,000	9,963,568
X Tesco PLC (Food & Staples Retailing)	3,325,199	21,453,861

		105,736,547

Total Common Stocks (Cost $448,668,155)		457,366,097

	Number of
	Warrants
Warrants 4.0%

Ireland 4.0%
X Ryanair Holdings PLC Class A Strike Price €0.000001 Expires 4/3/18 (Airlines) (c)	3,850,425	19,905,864

Total Warrants (Cost $16,967,907)		19,905,864

	Principal
	Amount
Short-Term Investment 0.7%

Repurchase Agreement 0.7%
United States 0.7%
State Street Bank and Trust Co. 0.01%, dated 6/30/11 due 7/1/11 Proceeds at Maturity $3,347,137 (Collateralized by a United States Treasury Note with a rate of 3.125% and a maturity date of 4/30/17, with a Principal Amount of $3,205,000 and a Market Value of $3,419,161) (Capital Markets)	$3,347,136	3,347,136

Total Short-Term Investment (Cost $3,347,136)		3,347,136

Total Investments (Cost $468,983,198) (d)	97.2%	480,619,097
Other Assets, Less Liabilities	2.8	13,824,088
Net Assets	100.0%	$494,443,185

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-243

Portfolio of Investments June 30, 2011 (Unaudited) (continued)

(a)	ADR—American Depositary Receipt.
(b)	Non-income producing security.
(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(d)	At June 30, 2011, cost is $471,947,337 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$39,615,788
Gross unrealized depreciation	(30,944,028)

Net unrealized appreciation	$8,671,760

The following abbreviation is used in the above portfolio:

€—Euro

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011, for valuing the Portfolio’s assets.

Asset Valuation Inputs

	Quoted
	Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks	$457,366,097	$—	$—	$457,366,097
Warrants	19,905,864	—	—	19,905,864
Short-Term Investment
Repurchase Agreement	—	3,347,136	—	3,347,136

Total Investments in Securities	$477,271,961	$3,347,136	$—	$480,619,097

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

At December 31, 2010 and June 30, 2011 foreign equity securities were not fair valued, as a result there were no transfers between Level 1 and Level 2 for value measurements. (See Note 2)

At June 30, 2011, the Portfolio did not hold any investments within significant unobservable inputs (Level 3). (See Note 2)

M-244 MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay VP International Equity Portfolio investments by industry.

Industry Diversification

	Value	Percent †
Airlines	$23,799,885	4.8%
Automobiles	10,550,423	2.1
Biotechnology	7,826,404	1.6
Capital Markets	39,031,468	7.9
Chemicals	16,822,912	3.4
Commercial Banks	32,299,111	6.5
Construction & Engineering	15,047,949	3.1
Distributors	10,177,570	2.1
Diversified Financial Services	12,158,055	2.5
Diversified Telecommunication Services	5,642,429	1.1
Electric Utilities	13,001,918	2.6
Electrical Equipment	5,623,425	1.1
Electronic Equipment & Instruments	2,654,742	0.5
Food & Staples Retailing	36,281,686	7.3
Food Products	21,667,795	4.4
Gas Utilities	15,153,732	3.1
Health Care Equipment & Supplies	8,894,656	1.8
Hotels, Restaurants & Leisure	5,324,663	1.1
Insurance	14,535,612	2.9
IT Services	5,636,153	1.1
Leisure Equipment & Products	6,863,282	1.4
Media	20,141,107	4.1
Metals & Mining	12,203,489	2.5
Office Electronics	3,556,544	0.7
Oil, Gas & Consumable Fuels	27,667,520	5.6
Pharmaceuticals	38,409,833	7.8
Professional Services	9,772,029	2.0
Real Estate Management & Development	8,036,147	1.6
Software	23,164,289	4.7
Tobacco	7,377,560	1.5
Wireless Telecommunication Services	21,296,709	4.3

	480,619,097	97.2
Other Assets, Less Liabilities	13,824,088	2.8

Net Assets	$494,443,185	100.0%

†	Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-245

Statement of Assets and Liabilities as of June 30, 2011 (Unaudited)

Assets
Investment in securities, at value (identified cost $468,983,198)	$480,619,097
Cash denominated in foreign currencies (identified cost $12,641,929)	12,725,210
Receivables:
Investment securities sold	13,863,377
Dividends and interest	2,167,456
Fund shares sold	188,541
Other assets	5,850

Total assets	509,569,531

Liabilities
Payables:
Investment securities purchased	14,386,769
Manager (See Note 3)	363,044
Fund shares redeemed	190,545
NYLIFE Distributors (See Note 3)	61,597
Shareholder communication	54,292
Professional fees	44,928
Custodian	20,226
Accrued expenses	4,945

Total liabilities	15,126,346

Net assets	$494,443,185

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$39,174
Additional paid-in capital	546,982,275

547,021,449
Undistributed net investment income	22,124,197
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	(86,572,081)
Net unrealized appreciation (depreciation) on investments	11,635,899
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	233,721

Net assets	$494,443,185

Initial Class
Net assets applicable to outstanding shares	$194,924,648

Shares of beneficial interest outstanding	15,357,642

Net asset value per share outstanding	$12.69

Service Class
Net assets applicable to outstanding shares	$299,518,537

Shares of beneficial interest outstanding	23,816,448

Net asset value per share outstanding	$12.58

M-246 MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2011 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$11,602,389
Interest	8,691

Total income	11,611,080

Expenses
Manager (See Note 3)	2,383,468
Distribution and service—Service Class (See Note 3)	382,267
Professional fees	55,593
Custodian	53,267
Shareholder communication	47,853
Trustees	8,409
Miscellaneous	12,782

Total expenses	2,943,639

Net investment income (loss)	8,667,441

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	5,112,886
Futures transactions	(818,459)
Foreign currency transactions	(1,440,986)

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	2,853,441

Net change in unrealized appreciation (depreciation) on:
Investments	(16,610,021)
Futures contracts	277,219
Translation of other assets and liabilities in foreign currencies	1,447,977

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(14,884,825)

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	(12,031,384)

Net increase (decrease) in net assets resulting from operations	$(3,363,943)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,345,830.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-247

Statements of Changes in Net Assets
for the six months ended June 30, 2011 (Unaudited) and the year ended December 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,667,441	$11,508,538
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	2,853,441	9,565,606
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(14,884,825)	5,144,658

Net increase (decrease) in net assets resulting from operations	(3,363,943)	26,218,802

Dividends to shareholders:
From net investment income:
Initial Class	—	(8,129,092)
Service Class	—	(8,626,963)

Total dividends to shareholders	—	(16,756,055)

Capital share transactions:
Net proceeds from sale of shares	34,679,828	81,922,077
Net asset value of shares issued to shareholders in reinvestment of dividends	—	16,756,055
Cost of shares redeemed	(100,400,014)	(63,586,275)

Increase (decrease) in net assets derived from capital share transactions	(65,720,186)	35,091,857

Net increase (decrease) in net assets	(69,084,129)	44,554,604

Net Assets
Beginning of period	563,527,314	518,972,710

End of period	$494,443,185	$563,527,314

Undistributed net investment income at end of period	$22,124,197	$13,456,756

M-248 MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months
	ended
	June 30,		Year ended December 31,
	2011*		2010		2009	2008	2007	2006
Net asset value at beginning of period	$12.82		$12.63		$11.30	$18.29	$18.68	$14.39

Net investment income (loss)	0.21	(a)	0.29	(b)	0.32 (a)	0.59 (a)	0.39 (a)	0.29 (a)
Net realized and unrealized gain (loss) on investments	(0.34)		0.30		1.74	(5.71)	0.62	4.38
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.01		0.13	0.31	(0.04)	(0.16)

Total from investment operations	(0.13)		0.60		2.19	(4.81)	0.97	4.51

Less dividends and distributions:
From net investment income	—		(0.41)		(0.86)	(0.24)	(0.13)	(0.05)
From net realized gain on investments	—		—		—	(1.94)	(1.23)	(0.17)

Total dividends and distributions	—		(0.41)		(0.86)	(2.18)	(1.36)	(0.22)

Net asset value at end of period	$12.69		$12.82		$12.63	$11.30	$18.29	$18.68

Total investment return	(1.01	%)(c)(d)	4.90%		19.36%	(25.67%)	4.93%	31.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.24	% ††	2.34	%(b)	2.75%	3.87%	1.99%	1.79%
Net expenses	0.95	% ††	0.98%		0.99%	0.96%	0.89%	0.92%
Portfolio turnover rate	26%		42%		83%	89%	54%	44%
Net assets at end of period (in 000’s)	$194,925		$265,519		$256,710	$244,533	$358,292	$355,382

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.04 per share and 0.30%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-249

Financial Highlights selected per share data and ratios

	Service Class
	Six months
	ended
	June 30,		Year ended December 31,
	2011*		2010		2009	2008	2007	2006
Net asset value at beginning of period	$12.72		$12.54		$11.22	$18.17	$18.59	$14.35

Net investment income (loss)	0.21	(a)	0.23	(b)	0.28 (a)	0.54 (a)	0.32 (a)	0.25 (a)
Net realized and unrealized gain (loss) on investments	(0.35)		0.32		1.73	(5.67)	0.63	4.35
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.01		0.13	0.31	(0.03)	(0.16)

Total from investment operations	(0.14)		0.56		2.14	(4.82)	0.92	4.44

Less dividends and distributions:
From net investment income	—		(0.38)		(0.82)	(0.19)	(0.11)	(0.03)
From net realized gain on investments	—		—		—	(1.94)	(1.23)	(0.17)

Total dividends and distributions	—		(0.38)		(0.82)	(2.13)	(1.34)	(0.20)

Net asset value at end of period	$12.58		$12.72		$12.54	$11.22	$18.17	$18.59

Total investment return	(1.10	%)(c)(d)	4.63%		19.06%	(25.86%)	4.67%	31.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.21	% ††	2.10	%(b)	2.47%	3.60%	1.68%	1.50%
Net expenses	1.20	% ††	1.23%		1.24%	1.21%	1.14%	1.17%
Portfolio turnover rate	26%		42%		83%	89%	54%	44%
Net assets at end of period (in 000’s)	$299,519		$298,008		$262,263	$222,210	$303,642	$217,511

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.04 per share and 0.30%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

M-250 MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Large Cap Growth Portfolio
Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2011

					Gross
					Expense
Class	Six Months	One Year	Five Years	Ten Years[1]	Ratio[2]

Initial Class Shares	7.67%	39.20%	6.91%	1.98%	0.81%

Service Class Shares[3]	7.53	38.85	6.64	1.73	1.06

	Six	One	Five	Ten
Benchmark Performance	Months	Year	Years	Years

Russell 1000® Growth Index[4]	6.83%	35.01%	5.33%	2.24%

S&P 500® Index[4]	6.02	30.69	2.94	2.72

Average Lipper Variable Products Large-Cap Growth Portfolio[5]	5.55	33.63	4.37	2.11

1.	Performance figures reflect certain fee waivers, without which total returns may have been lower. These voluntary waivers may be discontinued at any time. Performance figures shown for the ten-year period ended June 30, 2011 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 1.97% for Initial Class shares and 1.72% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 6, 2003, includes the historical performance of Initial Class shares through June 5, 2003 adjusted to reflect the fees and expenses for Service Class shares.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.	The Average Lipper Variable Products Large-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap growth portfolios typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com    M-251

Cost in Dollars of a $1,000 Investment in MainStay VP Large Cap Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2011, to June 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2011, to June 30, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	1/1/11	6/30/11	Period[1]	6/30/11	Period[1]
Initial Class Shares	$1,000.00	$1,076.70	$4.02	$1,020.90	$3.91

Service Class Shares	$1,000.00	$1,075.30	$5.30	$1,019.70	$5.16

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.78% for Initial Class and 1.03% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

M-252    MainStay VP Large Cap Growth Portfolio

Industry Composition as of June 30, 2011 (Unaudited)

Computers & Peripherals	8.3%
Software	8.3
Machinery	6.0
Energy Equipment & Services	5.9
IT Services	5.3
Health Care Providers & Services	4.6
Internet & Catalog Retail	4.6
Internet Software & Services	4.2
Hotels, Restaurants & Leisure	3.9
Metals & Mining	3.5
Oil, Gas & Consumable Fuels	3.5
Aerospace & Defense	3.3
Capital Markets	3.3
Communications Equipment	3.2
Diversified Financial Services	3.1
Road & Rail	3.1
Health Care Equipment & Supplies	3.0
Pharmaceuticals	3.0
Media	2.4
Semiconductors & Semiconductor Equipment	2.4
Wireless Telecommunication Services	1.7
Construction & Engineering	1.6
Food Products	1.3
Specialty Retail	1.3
Auto Components	1.2
Air Freight & Logistics	1.1
Food & Staples Retailing	1.1
Health Care Technology	1.1
Personal Products	1.0
Chemicals	0.9
Textiles, Apparel & Luxury Goods	0.6
Automobiles	0.5
Short-Term Investment	1.9
Other Assets, Less Liabilities	–0.2

100.0%

See Portfolio of Investments beginning on page M-256 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2011 (excluding short-term investment)

1.	Apple, Inc.
2.	QUALCOMM, Inc.
3.	Union Pacific Corp.
4.	Schlumberger, Ltd.
5.	Cognizant Technology Solutions Corp. Class A
6.	Danaher Corp.
7.	Oracle Corp.
8.	Amazon.com, Inc.
9.	Visa, Inc. Class A
10.	EMC Corp.

mainstayinvestments.com    M-253

Portfolio Management Discussion and Analysis

Questions answered by portfolio managers Clark J. Winslow, Justin H. Kelly, CFA, and R. Bart Wear, CFA, of Winslow Capital Management LLC, the Portfolio’s Subadvisor.

How did MainStay VP Large Cap Growth Portfolio perform relative to its peers and its benchmark for the six months ended June 30, 2011?

For the six months ended June 30, 2011, MainStay VP Large Cap Growth Portfolio returned 7.67% for Initial Class shares and 7.53% for Service Class shares. Both share classes out-performed the 5.55% return of the average Lipper1 Variable Products Large-Cap Growth Portfolio and the 6.83% return of the Russell 1000® Growth Index1 for the six months ended June 30, 2011. The Russell 1000® Growth Index is the Portfolio’s broad-based securities-market index.

What factors affected the Portfolio’s relative perfor-mance during the reporting period?

Stock selection drove the Portfolio’s outperformance of its peers and its benchmark during the reporting period. Favorable stock selection in information technology and consumer staples made significant contributions to the Portfolio’s relative performance. (Contributions take weightings and total returns into account.) The Portfolio’s largest sector was information technology, which was overweight relative to the Russell 1000® Growth Index. This overweight position detracted from performance during the reporting period, as technology sector returns lagged the return of the broader Index. The Portfolio was significantly underweight in the consumer staples sector. This relative underweight position also detracted from overall performance, as consumer staples outperformed the return of the broader index.

Stock selection in the financials and energy sectors detracted from the Portfolio’s performance relative to the Russell 1000® Growth Index. Sector weightings detracted modestly. An underweight position in the strong-performing energy sector detracted from the Portfolio’s relative performance. Notably, the Portfolio did not hold integrated oil company ExxonMobil, the benchmark’s most heavily weighted stock.

Which sectors were the strongest contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Information technology was the standout contributor during the reporting period. Stock selection drove the sector’s outperformance of the Russell 1000® Growth Index, with very strong results from certain individual stocks. Although an underweight position relative to the benchmark in consumer staples modestly detracted from performance, favorable stock selection contributed to the sector’s outperformance. The materials sector also made a strong contribution to relative performance, principally because of favorable stock selection.

The weakest contributions to the Portfolio’s performance relative to the Russell 1000® Growth Index came from the financials, energy and consumer discretionary sectors. In financials, stock selection was the main detractor, while an overweight position relative to the Index had a mildly negative impact. In the energy sector, stock selection had a modestly negative impact on relative performance. The sector was one of the strongest performers in the Russell 1000® Growth Index during the reporting period, and the Portfolio’s underweight position in the sector—and the fact it did not include ExxonMobil—detracted from relative performance.

During the reporting period, which individual stocks made the strongest contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Food products company Green Mountain Coffee Roasters was the Portfolio’s strongest absolute performer during the reporting period. The company reported a substantial year-over-year revenue increase in February, and later announced an agreement to supply coffee to Starbucks. Although we expect Green Mountain Coffee Roasters to experience substantial earnings growth in 2011, the higher valuation increased the stock’s risk profile, so we trimmed the Portfolio’s position by about 20% during the reporting period.

On an absolute basis, online travel company Priceline.com was a strong contributor during the reporting period. The company’s international online booking website is growing faster than industry analysts expected and enjoys higher margins than Priceline.com’s domestic business, which may result in strong margin expansion.

Chinese Internet search engine Baidu was also a strong contributor to the Portfolio’s absolute performance. The company increased its market share, which in our view should lead to better pricing. Increased revenue could lead to operating margin expansion, while accelerating earnings and a declining competitive threat from Google could lead to valuation expansion.

Internet software & services company Google and capital markets company Goldman Sachs Group both provided negative total returns for the reporting period. For Google, increased competitive concerns—both domestic (Facebook, Twitter and LinkedIn) and abroad (Baidu)—contributed to recent performance challenges. Goldman Sachs faced uncertainty driven by regulatory concerns. Automobile manufacturer Ford Motor experienced share price weakness, perhaps because of concerns about the pace of the recovery and the impact of high oil prices on the company’s sales mix. Although trucks are more profitable than smaller cars, smaller vehicles may tend to sell better when oil prices are high. In keeping with our sell discipline, we eliminated the Portfolio’s position in Goldman Sachs and trimmed the Portfolio’s positions in Google and Ford during the reporting period.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indexes and other indexes and service providers mentioned in the reports.N ot all Mai nSt ay VP P ort fol ios an d/ or s har e c las ses ar e av ail abl e u nde r al l po lic ies .

M-254    MainStay VP Large Cap Growth Portfolio

Did the Portfolio make any significant purchases or sales during the reporting period?

During the period, the Portfolio purchased a position in managed care company UnitedHealth Group. We believe that the “managed” portion of managed care is back in vogue; and in our opinion, UnitedHealth Group has the scale and the best set of tools to help “bend the trend” toward better health, which may position the company to gain market share. We saw the company’s potential in relation to its peers in the first-quarter enrollment figures, and we expect the trend to continue. Compared to five years ago, the company’s story today is driven more by top-line performance than by margins. The Portfolio also initiated a position in Concho Resources, an independent oil and natural gas company with operations primarily in the Permian Basin of western Texas and southeastern New Mexico.

We sold the Portfolio’s position in communications equipment company Cisco Systems in the first quarter of 2011 on a disappointing growth outlook. Multiline retailer Kohl’s was a solid holding over the long-term. We sold the position when we saw a lack of unit growth and peaking margins. A position in electric equipment & instruments company Amphenol generated steadily increasing returns for the portion of the reporting period it was held in the Portfolio. The position was sold in February 2011, when we felt that the stock had reached its full value. Since the sale, the stock’s performance has been relatively flat.

How did the Portfolio’s sector weightings change during the reporting period?

Sector weightings relative to the Russell 1000® Growth Index did not change significantly during the reporting period. In health care, the Portfolio moved from a modestly underweight position relative to the benchmark to a modestly overweight position. In information technology, the Portfolio increased its already overweight position. The Portfolio reduced its allocation to consumer staples, moving from an underweight position to one that was even more substantially underweight.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2011, the Portfolio remained broadly procyclical, yet relatively equally balanced across the three types of earn-ings growth. The Portfolio held a slightly overweight position among consistent/stable companies, a neutral-to-benchmark weighting among quality/cyclical companies and a modestly underweight position in newer/faster-growth companies. From a sector perspective the Portfolio was underweight basic materials, energy and consumer staples while overweight financials and information technology.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Large Cap Growth Portfolio on this page and the preceding pages has not been audited.

mainstayinvestments.com    M-255

Portfolio of Investments June 30, 2011 (Unaudited)

	Shares	Value
Common Stocks 98.3%†

Aerospace & Defense 3.3%
Goodrich Corp.	67,900	$6,484,450
United Technologies Corp.	111,000	9,824,610

		16,309,060

Air Freight & Logistics 1.1%
C.H. Robinson Worldwide, Inc.	70,600	5,566,104

Auto Components 1.2%
BorgWarner, Inc. (a)	73,600	5,946,144

Automobiles 0.5%
Ford Motor Co. (a)	177,400	2,446,346

Capital Markets 3.3%
Charles Schwab Corp. (The)	270,400	4,448,080
Franklin Resources, Inc.	57,200	7,509,788
TD Ameritrade Holding Corp.	224,600	4,381,946

		16,339,814

Chemicals 0.9%
Ecolab, Inc.	77,000	4,341,260

Communications Equipment 3.2%
X QUALCOMM, Inc.	277,100	15,736,509

Computers & Peripherals 8.3%
X Apple, Inc. (a)	68,900	23,127,663
X EMC Corp. (a)	472,500	13,017,375
NetApp, Inc. (a)	103,900	5,483,842

		41,628,880

Construction & Engineering 1.6%
Fluor Corp.	123,100	7,959,646

Diversified Financial Services 3.1%
CME Group, Inc.	16,200	4,723,758
IntercontinentalExchange, Inc. (a)	47,400	5,911,254
JPMorgan Chase & Co.	120,900	4,949,646

		15,584,658

Energy Equipment & Services 5.9%
FMC Technologies, Inc. (a)	228,000	10,212,120
Halliburton Co.	103,900	5,298,900
X Schlumberger, Ltd.	161,800	13,979,520

		29,490,540

Food & Staples Retailing 1.1%
Costco Wholesale Corp.	65,300	5,304,972

Food Products 1.3%
Green Mountain Coffee Roasters, Inc. (a)	75,300	6,721,278

Health Care Equipment & Supplies 3.0%
Edwards Lifesciences Corp. (a)	57,500	5,012,850
Intuitive Surgical, Inc. (a)	11,400	4,242,054
Varian Medical Systems, Inc. (a)	80,100	5,608,602

		14,863,506

Health Care Providers & Services 4.6%
Express Scripts, Inc. (a)	237,600	12,825,648
UnitedHealth Group, Inc.	194,200	10,016,836

		22,842,484

Health Care Technology 1.1%
Cerner Corp. (a)	92,200	5,634,342

Hotels, Restaurants & Leisure 3.9%
Ctrip.com International, Ltd., Sponsored ADR (a)(b)	110,300	4,751,724
Las Vegas Sands Corp. (a)	168,200	7,099,722
Starbucks Corp.	74,800	2,953,852
Yum! Brands, Inc.	87,200	4,816,928

		19,622,226

Internet & Catalog Retail 4.6%
X Amazon.com, Inc. (a)	63,900	13,066,911
Netflix, Inc. (a)	9,400	2,469,286
Priceline.com, Inc. (a)	14,110	7,223,332

		22,759,529

Internet Software & Services 4.2%
Baidu, Inc., Sponsored ADR (a)(b)	54,900	7,693,137
Google, Inc. Class A (a)	17,410	8,816,076
VeriSign, Inc.	139,600	4,671,016

		21,180,229

IT Services 5.3%
X Cognizant Technology Solutions Corp. Class A (a)	184,700	13,545,898
X Visa, Inc. Class A	155,000	13,060,300

		26,606,198

Machinery 6.0%
X Danaher Corp.	252,200	13,364,078
Deere & Co.	98,200	8,096,590
Illinois Tool Works, Inc.	151,000	8,529,990

		29,990,658

†	Percentages indicated are based on Portfolio net assets.

X	Among the Portfolio’s 10 largest holdings, as of June 30, 2011, excluding short-term investment. May be subject to change daily.

M-256 MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Media 2.4%
Scripps Networks Interactive Class A	99,200	$4,848,896
Walt Disney Co. (The)	175,900	6,867,136

		11,716,032

Metals & Mining 3.5%
Cliffs Natural Resources, Inc.	84,000	7,765,800
Freeport-McMoRan Copper & Gold, Inc.	96,500	5,104,850
Walter Energy, Inc.	40,700	4,713,060

		17,583,710

Oil, Gas & Consumable Fuels 3.5%
Concho Resources, Inc. (a)	86,400	7,935,840
Occidental Petroleum Corp.	91,800	9,550,872

		17,486,712

Personal Products 1.0%
Estee Lauder Cos., Inc. (The) Class A	48,800	5,133,272

Pharmaceuticals 3.0%
Mylan, Inc. (a)	201,100	4,961,137
Perrigo Co.	45,500	3,998,085
Shire PLC, Sponsored ADR (b)	66,300	6,246,123

		15,205,345

Road & Rail 3.1%
X Union Pacific Corp.	146,600	15,305,040

Semiconductors & Semiconductor Equipment 2.4%
Altera Corp.	129,500	6,002,325
Texas Instruments, Inc.	185,000	6,073,550

		12,075,875

Software 8.3%
Autodesk, Inc. (a)	159,100	6,141,260
Citrix Systems, Inc. (a)	95,400	7,632,000
Intuit, Inc. (a)	89,100	4,620,726
X Oracle Corp.	400,400	13,177,164
Salesforce.com, Inc. (a)	48,100	7,165,938
VMware, Inc. Class A (a)	25,400	2,545,842

		41,282,930

Specialty Retail 1.3%
O’Reilly Automotive, Inc. (a)	96,100	6,295,511

Textiles, Apparel & Luxury Goods 0.6%
Polo Ralph Lauren Corp.	22,900	3,036,769

Wireless Telecommunication Services 1.7%
American Tower Corp. Class A (a)	160,100	8,378,033

Total Common Stocks (Cost $400,525,171)		490,373,612

	Principal
	Amount
Short-Term Investment 1.9%

Repurchase Agreement 1.9%
State Street Bank and Trust Co. 0.01%, dated 6/30/11 due 7/1/11 Proceeds at Maturity $9,531,045 (Collateralized by a United States Treasury Note with a rate of 3.125% and a maturity date of 4/30/17, with a Principal Amount of $9,115,000 and a Market Value of $9,724,073)	$9,531,042	9,531,042

Total Short-Term Investment (Cost $9,531,042)		9,531,042

Total Investments (Cost $410,056,213) (c)	100.2%	499,904,654
Other Assets, Less Liabilities	(0.2)	(1,101,791)
Net Assets	100.0%	$498,802,863

(a)	Non-income producing security.
(b)	ADR—American Depositary Receipt.
(c)	At June 30, 2011, cost is $411,277,519 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$93,296,355
Gross unrealized depreciation	(4,669,220)

Net unrealized appreciation	$88,627,135

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-257

Portfolio of Investments June 30, 2011 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011, for valuing the Portfolio’s assets.

Asset Valuation Inputs

	Quoted
	Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks	$490,373,612	$—	$—	$490,373,612
Short-Term Investment
Repurchase Agreement	—	9,531,042	—	9,531,042

Total Investments in Securities	$490,373,612	$9,531,042	$—	$499,904,654

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

For the period ended June 30, 2011, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements.

At June 30, 2011, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).

M-258 MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2011 (Unaudited)

Assets
Investment in securities, at value (identified cost $410,056,213)	$499,904,654
Receivables:
Dividends and interest	327,143
Fund shares sold	194,093
Other assets	5,537

Total assets	500,431,427

Liabilities
Payables:
Investment securities purchased	932,562
Fund shares redeemed	295,277
Manager (See Note 3)	292,237
NYLIFE Distributors (See Note 3)	37,825
Shareholder communication	36,483
Professional fees	30,340
Custodian	489
Accrued expenses	3,351

Total liabilities	1,628,564

Net assets	$498,802,863

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$31,149
Additional paid-in capital	437,708,352

437,739,501
Net investment loss	(296,476)
Accumulated net realized gain (loss) on investments	(28,488,603)
Net unrealized appreciation (depreciation) on investments	89,848,441

Net assets	$498,802,863

Initial Class
Net assets applicable to outstanding shares	$307,192,777

Shares of beneficial interest outstanding	19,072,358

Net asset value per share outstanding	$16.11

Service Class
Net assets applicable to outstanding shares	$191,610,086

Shares of beneficial interest outstanding	12,076,907

Net asset value per share outstanding	$15.87

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-259

Statement of Operations for the six months ended June 30, 2011 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$1,649,500
Interest	643

Total income	1,650,143

Expenses
Manager (See Note 3)	1,645,069
Distribution and service—Service Class (See Note 3)	224,675
Professional fees	38,356
Shareholder communication	36,363
Custodian	5,553
Trustees	5,272
Miscellaneous	8,989

Total expenses before waiver/reimbursement	1,964,277
Expense waiver/reimbursement from Manager (See Note 3)	(17,658)

Net expenses	1,946,619

Net investment income (loss)	(296,476)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	22,516,770
Net change in unrealized appreciation (depreciation) on investments	8,582,134

Net realized and unrealized gain (loss) on investments	31,098,904

Net increase (decrease) in net assets resulting from operations	$30,802,428

(a)	Dividends recorded net of foreign withholding taxes in the amount of $3,559.

M-260 MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the six months ended June 30, 2011 (Unaudited) and the year ended December 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(296,476)	$(819,696)
Net realized gain (loss) on investments	22,516,770	30,626,739
Net change in unrealized appreciation (depreciation) on investments	8,582,134	15,907,268

Net increase (decrease) in net assets resulting from operations	30,802,428	45,714,311

Capital share transactions:
Net proceeds from sale of shares	140,029,508	86,045,286
Cost of shares redeemed	(20,687,966)	(131,982,884)

Increase (decrease) in net assets derived from capital share transactions	119,341,542	(45,937,598)

Net increase (decrease) in net assets	150,143,970	(223,287)

Net Assets
Beginning of period	348,658,893	348,882,180

End of period	$498,802,863	$348,658,893

Net investment loss at end of period	$(296,476)	$—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-261

Financial Highlights selected per share data and ratios

	Initial Class
	Six months
	ended
	June 30,		Year ended December 31,
	2011*		2010		2009		2008	2007	2006
Net asset value at beginning of period	$14.96		$12.88		$9.19		$15.04	$12.39	$11.57

Net investment income (loss) (a)	(0.00	)‡	(0.02)		0.00	‡	(0.01)	0.02	0.01
Net realized and unrealized gain (loss) on investments	1.15		2.10		3.69		(5.83)	2.63	0.83

Total from investment operations	1.15		2.08		3.69		(5.84)	2.65	0.84

Less dividends:
From net investment income	—		—		—		(0.01)	(0.00)‡	(0.02)

Net asset value at end of period	$16.11		$14.96		$12.88		$9.19	$15.04	$12.39

Total investment return	7.69	% (b)(c)	16.15	% (b)	40.15	% (b)	(38.80%)	21.35%	7.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.03	%)††	(0.16%)		0.00	% (d)	(0.05%)	0.11%	0.07%
Net expenses	0.78	% ††	0.80%		0.80%		0.76%	0.70%	0.79	% #
Expenses (before waiver/reimbursement)	0.79	% ††	0.81%		0.81%		0.78%	0.72%	0.81	% #
Portfolio turnover rate	26%		98%		68%		111%	82%	96%
Net assets at end of period (in 000’s)	$307,193		$184,348		$230,769		$184,911	$266,473	$181,657

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
#	Includes fees paid indirectly which amounted to 0.01% of average net assets for the year ended December 31, 2006.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Total investment return is not annualized.
(d)	Less than one-hundredth of a percent.

M-262 MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Six months
	ended
	June 30,		Year ended December 31,
	2011*		2010		2009		2008	2007	2006
Net asset value at beginning of period	$14.75		$12.73		$9.11		$14.93	$12.33	$11.53

Net investment income (loss) (a)	(0.02)		(0.05)		(0.03)		(0.04)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	1.14		2.07		3.65		(5.78)	2.62	0.82

Total from investment operations	1.12		2.02		3.62		(5.82)	2.60	0.80

Less dividends:
From net investment income	—		—		—		—	—	(0.00	)‡

Net asset value at end of period	$15.87		$14.75		$12.73		$9.11	$14.93	$12.33

Total investment return	7.59	% (b)(c)	15.87	% (b)	39.74	% (b)	(38.94%)	21.05%	6.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.29	%)††	(0.39%)		(0.26%)		(0.29%)	(0.13%)	(0.18%)
Net expenses	1.03	% ††	1.05%		1.05%		1.01%	0.95%	1.04	% #
Expenses (before waiver/reimbursement)	1.04	% ††	1.06%		1.06%		1.03%	0.97%	1.06	% #
Portfolio turnover rate	26%		98%		68%		111%	82%	96%
Net assets at end of period (in 000’s)	$191,610		$164,311		$118,113		$68,887	$75,403	$39,592

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
#	Includes fees paid indirectly which amounted to 0.01% of average net assets for the year ended December 31, 2006.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-263

MainStay VP Mid Cap Core Portfolio
Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2011

				Since	Gross
				Inception	Expense
Class	Six Months	One Year	Five Years	(7/2/01)	Ratio[1]

Initial Class Shares	7.81%	36.88%	3.88%	7.19%	0.92%

Service Class Shares[2]	7.67	36.54	3.62	6.92	1.17

	Six	One	Five	Since Inception
Benchmark Performance	Months	Year	Years	(7/2/01)

Russell Midcap® Index[3]	8.08%	38.47%	5.30%	7.59%

Average Lipper Variable Products Mid-Cap Core Portfolio[4]	7.39	37.39	4.84	6.72

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mid-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. diversified equity large-cap floor. Mid-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-264    MainStay VP Mid Cap Core Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Mid Cap Core Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2011, to June 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2011, to June 30, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	1/1/11	6/30/11	Period[1]	6/30/11	Period[1]
Initial Class Shares	$1,000.00	$1,078.10	$4.64	$1,020.30	$4.51

Service Class Shares	$1,000.00	$1,076.70	$5.92	$1,019.10	$5.76

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.90% for Initial Class and 1.15% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    M-265

Industry Composition as of June 30, 2011 (Unaudited)

Oil, Gas & Consumable Fuels	6.1%
Specialty Retail	5.6
Semiconductors & Semiconductor Equipment	5.1
Food Products	4.5
Health Care Providers & Services	4.5
Energy Equipment & Services	4.1
Media	4.0
Real Estate Investment Trusts	4.0
Software	3.6
IT Services	3.5
Insurance	3.5
Health Care Equipment & Supplies	3.0
Machinery	2.9
Chemicals	2.6
Commercial Banks	2.5
Diversified Consumer Services	2.5
Life Sciences Tools & Services	2.5
Diversified Financial Services	1.9
Hotels, Restaurants & Leisure	1.6
Construction & Engineering	1.5
Communications Equipment	1.4
Multi-Utilities	1.4
Multiline Retail	1.4
Pharmaceuticals	1.4
Capital Markets	1.3
Exchange Traded Funds	1.3
Internet Software & Services	1.3
Real Estate Management & Development	1.3
Wireless Telecommunication Services	1.3
Electric Utilities	1.2
Electronic Equipment & Instruments	1.2
Electrical Equipment	1.1
Aerospace & Defense	1.0
Beverages	1.0
Consumer Finance	1.0
Food & Staples Retailing	1.0
Internet & Catalog Retail	1.0
Commercial Services & Supplies	0.9
Biotechnology	0.8
Household Durables	0.8
Automobiles	0.7
Personal Products	0.7
Road & Rail	0.7
Trading Companies & Distributors	0.7
Paper & Forest Products	0.6
Professional Services	0.6
Independent Power Producers & Energy Traders	0.5
Computers & Peripherals	0.4
Tobacco	0.4
Gas Utilities	0.3
Health Care Technology	0.3
Marine	0.3
Metals & Mining	0.3
Airlines	0.2
Auto Components	0.2
Diversified Telecommunication Services	0.2
Leisure Equipment & Products	0.2
Textiles, Apparel & Luxury Goods	0.1
Building Products	0.0	‡
Containers & Packaging	0.0	‡
Water Utilities	0.0	‡
Short-Term Investment	0.1
Other Assets, Less Liabilities	–0.1

	100.0%

See Portfolio of Investments beginning on page M-269 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of June 30, 2011 (excluding short-term investment)

1.	Discover Financial Services
2.	H.J. Heinz Co.
3.	CIGNA Corp.
4.	Humana, Inc.
5.	Annaly Capital Management, Inc.
6.	PPG Industries, Inc.
7.	Valero Energy Corp.
8.	AmerisourceBergen Corp.
9.	CBS Corp. Class B
10.	Hartford Financial Services Group, Inc. (The)

M-266    MainStay VP Mid Cap Core Portfolio

Portfolio Management Discussion and Analysis

Questions answered by portfolio managers Harvey J. Fram, CFA, and Migene Kim, CFA, of Madison Square Investors, the Portfolio’s Subadvisor.

How did MainStay VP Mid Cap Core Portfolio perform relative to its peers and its benchmark for the six months ended June 30, 2011?

For the six months ended June 30, 2011, MainStay VP Mid Cap Core Portfolio returned 7.81% for Initial Class shares and 7.67% for Service Class shares. Both share classes outperformed the 7.39% return of the average Lipper1 Variable Prod-ucts Mid-Cap Core Portfolio and underperformed the 8.08% return of the Russell Midcap® Index1 for the six months ended June 30, 2011. The Russell Midcap® Index is the Portfolio’s broad-based securities-market index.

What factors affected the Portfolio’s relative perfor-mance during the reporting period?

The Portfolio underperformed the Russell Midcap® Index during the reporting period, largely because of concerns that economic growth was slowing. These concerns led the Portfolio to underperform in the energy sector and indirectly led to underperformance in the utilities sector. In the latter case, low interest rates caused investors to chase dividend yield, which hurt performance because the Portfolio’s overall yield is below that of the benchmark.

Which sectors were the strongest contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The financials, health care and materials sectors provided the strongest contributions to the Portfolio’s performance relative to the Russell Midcap® Value Index. (Contributions take weightings and total returns into account.) The Portfolio’s underweight position in financials helped relative performance, because financials was among the weakest sectors in the benchmark. In health care, stocks of health maintenance organizations (HMOs) such as Humana performed well on strong earnings and increasing investor confidence following last year’s health care reform legislation. In materials, the Portfolio benefited from owning chemicals company Lubrizol when insurance company Berkshire Hathaway announced that it was buying the company.

Energy, information technology and consumer discretionary all detracted from the Portfolio’s performance relative to the Russell Midcap® Index. In energy, overweight positions in coal producers Arch Coal and Alpha Natural Resources hurt relative per-
formance as those stocks declined on lower demand from China. In technology, semiconductor company Marvell Technology suffered as Research In Motion, its most important customer, lost share to other smart phone manufacturers. Stocks such as specialty retailer Aeropostale in the consumer discretionary sector fell as same-store sales disappointed.

During the reporting period, which individual stocks made the strongest contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Health maintenance organization Humana, consumer finance company Discover Financial Services and diversified financial services company Moody’s all made strong positive contributions to the Portfolio’s absolute performance. Humana rose on strong earnings and improving investor confidence. Discover Financial Services rose on strong earnings as client credit quality improved and the company’s electronic payment system gained traction with cell-phone service providers. Moody’s share price advanced as corporate bond issuance (a major driver of demand for Moody’s services) increased in a low interest-rate environment.

Communications equipment company Tellabs, mobile media solutions company Motorola Mobility and coal producer Arch Coal were among the Portfolio’s greatest detractors. Tellabs continues to struggle with a product mix that is too dependent on a single client, AT&T. Motorola Mobility, a spin-off from Motorola, has strong products but tremendous competition in the smart-phone market. Arch Coal fell after the company announced its merger with International Coal Group and the price of coal weakened in the second quarter of 2011.

Did the Portfolio make any significant purchases or sales during the reporting period?

Among the stocks the Portfolio bought during the reporting period were diversified manufacturing company ITT and construction & engineering company Fluor. We believe that ITT trades at a low multiple, especially relative to its earnings growth prospects. We also believe that Fluor has recently become relatively undervalued.

We sold stock in companies such as hard drive manufacturer Western Digital and commercial bank CIT Group. Western Digital appeared to be a perennial value trap candidate (a stock that looked cheap in our model and continued to become cheaper). The stock scored poorly on our momentum factors. CIT Group did not score well on any of our factors.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, we increased the Portfolio’s weightings in health care and consumer staples. In health care, we continue to be overweight HMOs and have recently purchased stocks such as health care equipment & supplies company C.R. Bard.

During the reporting period, we decreased the Portfolio’s exposure to the materials and telecommunication services sectors.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indexes and other indexes and service providers mentioned in the reports.N ot all Mai nSt ay VP P ort fol ios an d/ or s har e c las ses ar e av ail abl e u nde r al l po lic ies .

mainstayinvestments.com    M-267

In particular, the Portfolio is underweight the metals & mining industry, which to some extent acts as an offset to an over-weight position in energy stocks. In telecommunication services, we decreased the Portfolio’s exposure but still maintained a slightly overweight position.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2011, the Portfolio was positioned with relatively substantial overweight positions in the consumer discretionary and information technology sectors. As of the same date, the Portfolio held underweight positions in the financials and materials sectors. In consumer discretionary, the most substantially overweight industry is specialty retail, which includes stocks such as Williams Sonoma. The Portfolio’s most substantially overweight industry in the information technology sector is semiconductors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Mid Cap Core Portfolio on this page and the preceding pages has not been audited.

M-268    MainStay VP Mid Cap Core Portfolio

Portfolio of Investments June 30, 2011 (Unaudited)

	Shares	Value
Common Stocks 98.7%†

Aerospace & Defense 1.0%
ITT Corp.	84,620	$4,986,656
L-3 Communications Holdings, Inc.	11,762	1,028,587
Textron, Inc.	20,849	492,245

		6,507,488

Airlines 0.2%
Southwest Airlines Co.	106,235	1,213,204

Auto Components 0.2%
TRW Automotive Holdings Corp. (a)	19,145	1,130,129

Automobiles 0.7%
Harley-Davidson, Inc.	106,073	4,345,811

Beverages 1.0%
Coca-Cola Enterprises, Inc.	49,160	1,434,489
Dr. Pepper Snapple Group, Inc.	122,210	5,124,265

		6,558,754

Biotechnology 0.8%
Cephalon, Inc. (a)	12,646	1,010,415
Myriad Genetics, Inc. (a)	72,674	1,650,427
United Therapeutics Corp. (a)	45,240	2,492,724

		5,153,566

Building Products 0.0%‡
Armstrong World Industries, Inc.	5,078	231,354
Masco Corp.	2,720	32,721

		264,075

Capital Markets 1.3%
Ameriprise Financial, Inc.	46,760	2,697,117
Janus Capital Group, Inc.	74,740	705,545
Northern Trust Corp.	27,180	1,249,193
Raymond James Financial, Inc.	111,873	3,596,717

		8,248,572

Chemicals 2.6%
Ashland, Inc.	7,659	494,925
Cabot Corp.	12,086	481,869
CF Industries Holdings, Inc.	35,706	5,058,469
Eastman Chemical Co.	27,571	2,814,172
Lubrizol Corp. (The)	10,327	1,386,606
X PPG Industries, Inc.	62,793	5,700,976
Rockwood Holdings, Inc. (a)	454	25,102
Sherwin-Williams Co. (The)	1,957	164,134
Westlake Chemical Corp.	11,495	596,590

		16,722,843

Commercial Banks 2.5%
BOK Financial Corp.	1,553	85,058
East West Bancorp, Inc.	127,483	2,576,431
Fifth Third Bancorp	46,873	597,631
First Citizens BancShares, Inc. Class A	11,536	2,159,770
Huntington Bancshares, Inc.	80,471	527,890
KeyCorp	565,039	4,706,775
Popular, Inc. (a)	589,892	1,628,102
Zions Bancorp.	155,222	3,726,880

		16,008,537

Commercial Services & Supplies 0.9%
Copart, Inc. (a)	19,739	919,838
Covanta Holding Corp.	68	1,121
Iron Mountain, Inc.	57,696	1,966,857
KAR Auction Services, Inc. (a)	48,208	911,613
Pitney Bowes, Inc.	17,699	406,900
R.R. Donnelley & Sons Co.	93,787	1,839,163

		6,045,492

Communications Equipment 1.4%
Brocade Communications Systems, Inc. (a)	175,298	1,132,425
EchoStar Corp. Class A (a)	80,900	2,947,187
Harris Corp.	31,349	1,412,586
Tellabs, Inc.	784,255	3,615,416

		9,107,614

Computers & Peripherals 0.4%
SanDisk Corp. (a)	19,314	801,531
Seagate Technology PLC	74,825	1,209,172
Western Digital Corp. (a)	9,219	335,387

		2,346,090

Construction & Engineering 1.5%
Fluor Corp.	77,751	5,027,379
KBR, Inc.	117,417	4,425,447

		9,452,826

Consumer Finance 1.0%
X Discover Financial Services	229,869	6,148,996

Containers & Packaging 0.0%‡
Temple-Inland, Inc.	7,841	233,191

Diversified Consumer Services 2.5%
Apollo Group, Inc. Class A (a)	98,230	4,290,686
Career Education Corp. (a)	120,592	2,550,521
DeVry, Inc.	8,807	520,758
H&R Block, Inc.	258,188	4,141,335
ITT Educational Services, Inc. (a)	49,817	3,897,682

†	Percentages indicated are based on Portfolio net assets.

X	Among the Portfolio’s 10 largest holdings, as of June 30, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-269

Portfolio of Investments June 30, 2011 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Diversified Consumer Services (continued)

Strayer Education, Inc.	730	$92,265
Weight Watchers International, Inc.	5,208	393,048

		15,886,295

Diversified Financial Services 1.9%
Interactive Brokers Group, Inc.	82,454	1,290,405
Leucadia National Corp.	127,591	4,350,853
Moody’s Corp.	90,913	3,486,514
NASDAQ OMX Group, Inc. (The) (a)	112,791	2,853,612
NYSE Euronext	7,559	259,047

		12,240,431

Diversified Telecommunication Services 0.2%
CenturyLink, Inc.	28,011	1,132,485

Electric Utilities 1.2%
DPL, Inc.	4,786	144,346
Edison International	92,430	3,581,662
N.V. Energy, Inc.	105,320	1,616,662
Northeast Utilities	44,669	1,571,009
Pinnacle West Capital Corp.	14,385	641,283
Progress Energy, Inc.	6,292	302,079

		7,857,041

Electrical Equipment 1.1%
AMETEK, Inc.	58,671	2,634,328
Cooper Industries PLC	12,723	759,181
Hubbel, Inc. Class B	39,404	2,559,290
Roper Industries, Inc.	436	36,319
Thomas & Betts Corp. (a)	16,753	902,149

		6,891,267

Electronic Equipment & Instruments 1.2%
Jabil Circuit, Inc.	164,826	3,329,485
Tech Data Corp. (a)	6,991	341,790
Vishay Intertechnology, Inc. (a)	234,184	3,522,127
Vishay Precision Group, Inc. (a)	15,171	256,087

		7,449,489

Energy Equipment & Services 4.1%
Diamond Offshore Drilling, Inc.	41,807	2,943,631
Dresser-Rand Group, Inc. (a)	20,964	1,126,815
Exterran Holdings, Inc. (a)	39,603	785,327
Helmerich & Payne, Inc.	43,479	2,874,831
Nabors Industries, Ltd. (a)	55,829	1,375,627
Oceaneering International, Inc.	99,027	4,010,594
Patterson-UTI Energy, Inc.	139,531	4,410,575
SEACOR Holdings, Inc.	39,575	3,955,917
Superior Energy Services, Inc. (a)	48,823	1,813,286
Unit Corp. (a)	50,487	3,076,173

		26,372,776

Food & Staples Retailing 1.0%
Safeway, Inc.	171,378	4,005,104
SUPERVALU, Inc.	124,663	1,173,079
Whole Foods Market, Inc.	23,137	1,468,042

		6,646,225

Food Products 4.5%
ConAgra Foods, Inc.	96,668	2,495,001
Dean Foods Co. (a)	329,269	4,040,131
Flowers Foods, Inc.	151,359	3,335,952
X H.J. Heinz Co.	115,226	6,139,241
Hormel Foods Corp.	136,767	4,077,024
Sara Lee Corp.	76,361	1,450,096
Smithfield Foods, Inc. (a)	154,188	3,372,092
Tyson Foods, Inc. Class A	230,657	4,479,359

		29,388,896

Gas Utilities 0.3%
Atmos Energy Corp.	3,886	129,209
ONEOK, Inc.	2,518	186,357
Questar Corp.	14,777	261,701
UGI Corp.	34,495	1,100,046

		1,677,313

Health Care Equipment & Supplies 3.0%
Alere, Inc. (a)	19,082	698,783
C.R. Bard, Inc.	45,767	5,027,963
CareFusion Corp. (a)	16,787	456,103
Cooper Cos., Inc. (The)	53,911	4,271,908
DENTSPLY International, Inc.	12,918	491,917
Hill-Rom Holdings, Inc.	1,432	65,929
Hologic, Inc. (a)	144,385	2,912,245
Kinetic Concepts, Inc. (a)	70,860	4,083,662
Zimmer Holdings, Inc. (a)	21,430	1,354,376

		19,362,886

Health Care Providers & Services 4.5%
AMERIGROUP Corp. (a)	15,152	1,067,761
X AmerisourceBergen Corp.	130,097	5,386,016
X CIGNA Corp.	115,837	5,957,497
Coventry Health Care, Inc. (a)	44,008	1,604,972
DaVita, Inc. (a)	3,656	316,646
Health Management Associates, Inc. Class A (a)	331,214	3,570,487
X Humana, Inc.	72,004	5,799,202
Laboratory Corp. of America Holdings (a)	4,512	436,717
LifePoint Hospitals, Inc. (a)	12,437	486,038
Lincare Holdings, Inc.	110,357	3,230,149
Quest Diagnostics, Inc.	18,220	1,076,802

		28,932,287

M-270 MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Health Care Technology 0.3%
Cerner Corp. (a)	30,930	$1,890,132
Emdeon, Inc. Class A (a)	11,297	148,217

		2,038,349

Hotels, Restaurants & Leisure 1.6%
Brinker International, Inc.	161,058	3,939,479
Darden Restaurants, Inc.	5,385	267,958
Panera Bread Co. Class A (a)	1,081	135,838
Wendy’s/Arby’s Group, Inc. Class A	339,935	1,723,470
Wynn Resorts, Ltd.	32,046	4,599,883

		10,666,628

Household Durables 0.8%
Garmin, Ltd.	24,715	816,337
Leggett & Platt, Inc.	149,380	3,641,884
Stanley Black & Decker, Inc.	1,566	112,830
Tempur-Pedic International, Inc. (a)	4,707	319,229
Tupperware Brands Corp.	272	18,346
Whirlpool Corp.	1,774	144,262

		5,052,888

Independent Power Producers & Energy Traders 0.5%
AES Corp. (The) (a)	6,964	88,721
Constellation Energy Group, Inc.	64,978	2,466,565
NRG Energy, Inc. (a)	37,775	928,510

		3,483,796

Insurance 3.5%
Allied World Assurance Co. Holdings, Ltd.	62,997	3,627,367
American Financial Group, Inc.	111,307	3,972,547
AON Corp.	1,077	55,250
Arch Capital Group, Ltd. (a)	74,909	2,391,095
Arthur J. Gallagher & Co.	4,652	132,768
Aspen Insurance Holdings, Ltd.	27,304	702,532
Assured Guaranty, Ltd.	4,981	81,240
Endurance Specialty Holdings, Ltd.	4,042	167,056
Fidelity National Financial, Inc. Class A	35,474	558,361
X Hartford Financial Services Group, Inc. (The)	198,124	5,224,530
Principal Financial Group, Inc.	38,710	1,177,558
Reinsurance Group of America, Inc.	8,070	491,140
Symetra Financial Corp.	58,428	784,688
Unum Group	32,105	818,036
Validus Holdings, Ltd.	88,913	2,751,857

		22,936,025

Internet & Catalog Retail 1.0%
Expedia, Inc.	106,997	3,101,843
Liberty Media Corp. Interactive Class A (a)	193,497	3,244,945
Priceline.com, Inc. (a)	162	82,932

		6,429,720

Internet Software & Services 1.3%
AOL, Inc. (a)	181,329	3,601,194
IAC/InterActiveCorp (a)	108,349	4,135,681
VistaPrint N.V. (a)	9,419	450,699

		8,187,574

IT Services 3.5%
Alliance Data Systems Corp. (a)	46,114	4,337,944
Amdocs, Ltd. (a)	145,943	4,435,208
Booz Allen Hamilton Holding Corp. (a)	20,702	395,615
Computer Sciences Corp.	32,177	1,221,439
Convergys Corp. (a)	110,902	1,512,703
DST Systems, Inc.	66,914	3,533,059
Global Payments, Inc.	80,530	4,107,030
Lender Processing Services, Inc.	9,919	207,407
SAIC, Inc. (a)	60,944	1,025,078
Western Union Co. (The)	78,893	1,580,227

		22,355,710

Leisure Equipment & Products 0.2%
Polaris Industries, Inc.	9,510	1,057,227

Life Sciences Tools & Services 2.5%
Agilent Technologies, Inc. (a)	72,704	3,715,901
Bio-Rad Laboratories, Inc. Class A (a)	10,696	1,276,675
Charles River Laboratories International, Inc. (a)	90,949	3,697,077
Covance, Inc. (a)	67,969	4,035,320
Pharmaceutical Product Development, Inc.	133,753	3,589,930

		16,314,903

Machinery 2.9%
AGCO Corp. (a)	75,200	3,711,872
Bucyrus International, Inc. Class A	6,145	563,251
CNH Global N.V. (a)	49,559	1,915,455
Cummins, Inc.	11,519	1,192,101
Dover Corp.	27,399	1,857,652
Harsco Corp.	91,260	2,975,076
Joy Global, Inc.	1,495	142,384
Lincoln Electric Holdings, Inc.	192	6,883
Navistar International Corp. (a)	66,688	3,765,205
Parker Hannifin Corp.	12,296	1,103,443
Toro Co. (The)	30,146	1,823,833

		19,057,155

Marine 0.3%
Kirby Corp. (a)	30,782	1,744,416

Media 4.0%
Cablevision Systems Corp. Class A	3,268	118,334
X CBS Corp. Class B	185,726	5,291,334
Charter Communications, Inc. Class A (a)	1,376	74,662
DISH Network Corp. Class A (a)	166,508	5,106,800
Gannett Co., Inc.	22,021	315,341

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-271

Portfolio of Investments June 30, 2011 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Media (continued)

Interpublic Group of Cos., Inc. (The)	345,292	$4,316,150
Madison Square Garden, Inc. Class A (a)	68	1,872
McGraw-Hill Cos., Inc. (The)	57,123	2,394,025
Virgin Media, Inc.	164,166	4,913,488
Washington Post Co. Class B	8,647	3,622,661

		26,154,667

Metals & Mining 0.3%
Cliffs Natural Resources, Inc.	20,960	1,937,752
Walter Energy, Inc.	66	7,643

		1,945,395

Multi-Utilities 1.4%
Alliant Energy Corp.	7,766	315,765
Consolidated Edison, Inc.	73,721	3,924,906
DTE Energy Co.	1,449	72,479
Integrys Energy Group, Inc.	33,039	1,712,742
NSTAR	13,761	632,731
Xcel Energy, Inc.	93,966	2,283,374

		8,941,997

Multiline Retail 1.4%
Big Lots, Inc. (a)	97,191	3,221,882
Dillard’s, Inc. Class A	18,238	950,929
Dollar General Corp. (a)	9,343	316,634
Family Dollar Stores, Inc.	5,252	276,045
Macy’s, Inc.	60,307	1,763,377
Nordstrom, Inc.	57,864	2,716,136

		9,245,003

Oil, Gas & Consumable Fuels 6.1%
Alpha Natural Resources, Inc. (a)	48,487	2,203,249
Arch Coal, Inc.	65,267	1,740,018
Cimarex Energy Co.	23,175	2,083,896
CONSOL Energy, Inc.	1,137	55,122
Energen Corp.	4,177	236,000
EXCO Resources, Inc.	10,814	190,867
Frontier Oil Corp.	83,847	2,709,097
Holly Corp.	66,053	4,584,078
Murphy Oil Corp.	77,285	5,074,533
Noble Energy, Inc.	55,392	4,964,785
SM Energy Co.	585	42,986
Sunoco, Inc.	102,785	4,287,162
Tesoro Corp. (a)	165,447	3,790,391
X Valero Energy Corp.	216,596	5,538,360
Whiting Petroleum Corp. (a)	38,303	2,179,824

		39,680,368

Paper & Forest Products 0.6%
Domtar Corp.	44,089	4,176,110

Personal Products 0.7%
Estee Lauder Cos., Inc. (The) Class A	959	100,877
Herbalife, Ltd.	79,444	4,579,152

		4,680,029

Pharmaceuticals 1.4%
Forest Laboratories, Inc. (a)	116,339	4,576,776
Warner Chilcott PLC Class A	130,543	3,150,003
Watson Pharmaceuticals, Inc. (a)	19,846	1,364,015

		9,090,794

Professional Services 0.6%
FTI Consulting, Inc. (a)	23,562	893,942
IHS, Inc. Class A (a)	1,469	122,544
Towers Watson & Co. Class A	47,841	3,143,632

		4,160,118

Real Estate Investment Trusts 4.0%
X Annaly Capital Management, Inc.	317,401	5,725,914
Camden Property Trust	26,545	1,688,793
Duke Realty Corp.	179,911	2,520,553
Equity Residential	80,548	4,832,880
HCP, Inc.	1,031	37,827
Hospitality Properties Trust	108,936	2,641,698
Host Hotels & Resorts, Inc.	1,191	20,187
Kimco Realty Corp.	68	1,268
Nationwide Health Properties, Inc.	5,231	216,616
Plum Creek Timber Co., Inc.	38,415	1,557,344
ProLogis, Inc.	28,780	1,031,475
Rayonier, Inc.	66,340	4,335,319
Realty Income Corp.	3,848	128,870
Taubman Centers, Inc.	15,618	924,586
UDR, Inc.	1,090	26,759
Ventas, Inc.	699	36,844
Vornado Realty Trust	470	43,795

		25,770,728

Real Estate Management & Development 1.3%
CB Richard Ellis Group, Inc. Class A (a)	177,522	4,457,578
Jones Lang LaSalle, Inc.	42,494	4,007,184

		8,464,762

Road & Rail 0.7%
Hertz Global Holdings, Inc. (a)	5,282	83,878
J.B. Hunt Transport Services, Inc.	1,070	50,386
Ryder System, Inc.	75,047	4,266,422

		4,400,686

Semiconductors & Semiconductor Equipment 5.1%
Altera Corp.	38,022	1,762,320
Analog Devices, Inc.	15,782	617,708
Fairchild Semiconductor International, Inc. (a)	207,125	3,461,059
Lam Research Corp. (a)	79,047	3,500,201
LSI Corp. (a)	474,283	3,376,895

M-272 MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment (continued)

Marvell Technology Group, Ltd. (a)	305,258	$4,507,134
Maxim Integrated Products, Inc.	180,909	4,624,034
Micron Technology, Inc. (a)	490,505	3,668,977
National Semiconductor Corp.	38,959	958,781
Novellus Systems, Inc. (a)	18,049	652,291
NVIDIA Corp. (a)	82,679	1,317,490
ON Semiconductor Corp. (a)	14,576	152,611
Teradyne, Inc. (a)	259,428	3,839,534
Varian Semiconductor Equipment Associates, Inc. (a)	14,279	877,302

		33,316,337

Software 3.6%
Activision Blizzard, Inc.	93,454	1,091,543
Autodesk, Inc. (a)	98,982	3,820,705
BMC Software, Inc. (a)	62,430	3,414,921
CA, Inc.	208,480	4,761,683
Cadence Design Systems, Inc. (a)	383,866	4,053,625
Electronic Arts, Inc. (a)	1,936	45,690
Intuit, Inc. (a)	54,357	2,818,954
Solera Holdings, Inc.	4,514	267,048
Synopsys, Inc. (a)	111,172	2,858,232

		23,132,401

Specialty Retail 5.6%
Aaron’s, Inc.	41,183	1,163,832
Aeropostale, Inc. (a)	118,896	2,080,680
American Eagle Outfitters, Inc.	279,034	3,557,684
AutoZone, Inc. (a)	10,679	3,148,703
Bed Bath & Beyond, Inc. (a)	85,025	4,962,909
Chico’s FAS, Inc.	274,817	4,185,463
Dick’s Sporting Goods, Inc. (a)	39,656	1,524,773
DSW, Inc. Class A (a)	12,400	627,564
Foot Locker, Inc.	157,222	3,735,595
GameStop Corp. Class A (a)	58,644	1,564,035
PetSmart, Inc.	98,124	4,451,886
Ross Stores, Inc.	17,136	1,372,936
Williams-Sonoma, Inc.	102,791	3,750,844

		36,126,904

Textiles, Apparel & Luxury Goods 0.1%
Coach, Inc.	7,668	490,215

Tobacco 0.4%
Lorillard, Inc.	24,733	2,692,682

Trading Companies & Distributors 0.7%
W.W. Grainger, Inc.	30,602	4,701,997

Water Utilities 0.0%‡
American Water Works Co., Inc.	896	26,387

Wireless Telecommunication Services 1.3%
Leap Wireless International, Inc. (a)	6,362	103,255
MetroPCS Communications, Inc. (a)	252,255	4,341,309
NII Holdings, Inc. (a)	52,207	2,212,533
Telephone and Data Systems, Inc.	52,084	1,618,771
United States Cellular Corp. (a)	4,101	198,570

		8,474,438

Total Common Stocks (Cost $547,294,815)		638,320,988

Exchange Traded Funds 1.3% (b)

S&P 500 Index—SPDR Trust Series 1	32,183	4,247,191
S&P MidCap 400 Index—MidCap SPDR Trust Series 1	23,843	4,229,748

Total Exchange Traded Funds (Cost $8,259,421)		8,476,939

	Principal
	Amount
Short-Term Investment 0.1%

Repurchase Agreement 0.1%
State Street Bank and Trust Co. 0.01%, dated 6/30/11 due 7/1/11 Proceeds at Maturity $775,557 (Collateralized by a United States Treasury Note with a rate of 3.125% and a maturity date of 4/30/17, with a Principal Amount of $745,000 and a Market Value of $794,782)	$775,557	775,557

Total Short-Term Investment (Cost $775,557)		775,557

Total Investments (Cost $556,329,793) (c)	100.1%	647,573,484
Other Assets, Less Liabilities	(0.1)	(503,486)

Net Assets	100.0%	$647,069,998

‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-273

Portfolio of Investments June 30, 2011 (Unaudited) (continued)

(c)	At June 30, 2011, cost is $563,005,191 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$99,013,567
Gross unrealized depreciation	(14,445,274)

Net unrealized appreciation	$84,568,293

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011, for valuing the Portfolio’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks	$638,320,988	$—	$—	$638,320,988
Exchange Traded Funds	8,476,939	—	—	8,476,939
Short-Term Investment
Repurchase Agreement	—	775,557	—	775,557

Total Investments in Securities	$646,797,927	$775,557	$—	$647,573,484

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

For the period ended June 30, 2011, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At June 30, 2011, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-274 MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2011 (Unaudited)

Assets
Investment in securities, at value (identified cost $556,329,793)	$647,573,484
Receivables:
Dividends and interest	790,232
Fund shares sold	215,370
Investment securities sold	2,114
Other assets	7,923

Total assets	648,589,123

Liabilities
Payables:
Investment securities purchased	762,213
Manager (See Note 3)	447,699
Fund shares redeemed	128,910
Shareholder communication	68,899
NYLIFE Distributors (See Note 3)	63,462
Professional fees	41,455
Custodian	3,155
Accrued expenses	3,332

Total liabilities	1,519,125

Net assets	$647,069,998

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$50,802
Additional paid-in capital	509,085,852

509,136,654
Undistributed net investment income	6,383,019
Accumulated net realized gain (loss) on investments	40,306,634
Net unrealized appreciation (depreciation) on investments	91,243,691

Net assets	$647,069,998

Initial Class
Net assets applicable to outstanding shares	$330,417,428

Shares of beneficial interest outstanding	25,828,140

Net asset value per share outstanding	$12.79

Service Class
Net assets applicable to outstanding shares	$316,652,570

Shares of beneficial interest outstanding	24,974,241

Net asset value per share outstanding	$12.68

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-275

Statement of Operations for the six months ended June 30, 2011 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$5,130,943
Interest	34

Total income	5,130,977

Expenses
Manager (See Note 3)	2,955,366
Distribution and service—Service Class (See Note 3)	388,379
Shareholder communication	62,827
Professional fees	56,110
Custodian	16,316
Trustees	10,835
Miscellaneous	13,565

Total expenses	3,503,398

Net investment income (loss)	1,627,579

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	89,923,461
Net change in unrealized appreciation (depreciation) on investments	(37,779,500)

Net realized and unrealized gain (loss) on investments	52,143,961

Net increase (decrease) in net assets resulting from operations	$53,771,540

(a)	Dividends recorded net of foreign withholding taxes in the amount of $316.

M-276 MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the six months ended June 30, 2011 (Unaudited) and the year ended December 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,627,579	$4,951,852
Net realized gain (loss) on investments	89,923,461	77,550,675
Net change in unrealized appreciation (depreciation) on investments	(37,779,500)	54,530,640

Net increase (decrease) in net assets resulting from operations	53,771,540	137,033,167

Dividends to shareholders:
From net investment income:
Initial Class	—	(1,333,926)
Service Class	—	(692,754)

Total dividends to shareholders	—	(2,026,680)

Capital share transactions:
Net proceeds from sale of shares	36,746,405	105,449,893
Net asset value of shares issued to shareholders in reinvestment of dividends	—	2,026,680
Cost of shares redeemed	(160,953,367)	(130,105,305)

Increase (decrease) in net assets derived from capital share transactions	(124,206,962)	(22,628,732)

Net increase (decrease) in net assets	(70,435,422)	112,377,755

Net Assets
Beginning of period	717,505,420	605,127,665

End of period	$647,069,998	$717,505,420

Undistributed net investment income at end of period	$6,383,019	$4,755,440

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-277

Financial Highlights selected per share data and ratios

	Initial Class
	Six months
	ended
	June 30,		Year ended December 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$11.87		$9.63	$7.07	$14.86	$15.68	$13.72

Net investment income (loss)	0.04	(a)	0.10	0.07 (a)	0.06	0.04	0.07
Net realized and unrealized gain (loss) on investments	0.88		2.18	2.54	(6.29)	0.82	1.99

Total from investment operations	0.92		2.28	2.61	(6.23)	0.86	2.06

Less dividends and distributions:
From net investment income	—		(0.04)	(0.05)	(0.04)	(0.07)	—
From net realized gain on investments	—		—	—	(1.52)	(1.61)	(0.10)

Total dividends and distributions	—		(0.04)	(0.05)	(1.56)	(1.68)	(0.10)

Net asset value at end of period	$12.79		$11.87	$9.63	$7.07	$14.86	$15.68

Total investment return	7.75	%(b)(c)	23.64%	36.93%	(42.24%)	5.03%	14.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.57	%††	0.86%	0.84%	0.54%	0.25%	0.51%
Net expenses	0.90	%††	0.90%	0.94%	0.93%	0.91%	0.93%
Portfolio turnover rate	78%		169%	192%	173%	166%	166%
Net assets at end of period (in 000’s)	$330,417		$417,904	$348,595	$108,882	$202,966	$199,356

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

M-278 MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Six months
	ended
	June 30,		Year ended December 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$11.78		$9.57	$7.02	$14.75	$15.59	$13.68

Net investment income (loss)	0.02	(a)	0.07	0.05 (a)	0.03	0.00 ‡	0.04
Net realized and unrealized gain (loss) on investments	0.88		2.17	2.52	(6.24)	0.81	1.97

Total from investment operations	0.90		2.24	2.57	(6.21)	0.81	2.01

Less dividends and distributions:
From net investment income	—		(0.03)	(0.02)	(0.00)‡	(0.04)	—
From net realized gain on investments	—		—	—	(1.52)	(1.61)	(0.10)

Total dividends and distributions	—		(0.03)	(0.02)	(1.52)	(1.65)	(0.10)

Net asset value at end of period	$12.68		$11.78	$9.57	$7.02	$14.75	$15.59

Total investment return	7.64	%(b)(c)	23.33%	36.58%	(42.38%)	4.77%	14.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.34	%††	0.61%	0.61%	0.29%	0.01%	0.26%
Net expenses	1.15	%††	1.15%	1.19%	1.18%	1.16%	1.18%
Portfolio turnover rate	78%		169%	192%	173%	166%	166%
Net assets at end of period (in 000’s)	$316,653		$299,601	$256,533	$91,805	$167,083	$132,240

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-279

MainStay VP Moderate Allocation Portfolio
Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2011

				Since	Gross
				Inception	Expense
Class	Six Months	One Year	Five Years	(2/13/06)	Ratio[2]

Initial Class Shares	5.01%	21.60%	5.61%	5.28%	0.97%

Service Class Shares	4.88	21.30	5.36	5.03	1.22

	Six	One	Five	Since Inception
Benchmark Performance	Months	Year	Years	(2/13/06)

S&P 500® Index[3]	6.02%	30.69%	2.94%	2.92%

MSCI EAFE® Index[3]	4.98	30.36	1.48	2.46

Barclays Capital U.S. Aggregate Bond Index[3]	2.72	3.90	6.52	5.94

Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio[4]	4.25	19.11	4.40	3.89

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-280    MainStay VP Moderate Allocation Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2011, to June 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2011, to June 30, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ”Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	1/1/11	6/30/11	Period[1]	6/30/11	Period[1]
Initial Class Shares	$1,000.00	$1,050.10	$0.20	$1,024.60	$0.20

Service Class Shares	$1,000.00	$1,048.80	$1.47	$1,023.40	$1.45

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.04% for Initial Class and 0.29% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com    M-281

Investment Objectives of Underlying Portfolios/Funds as of June 30, 2011 (Unaudited)

See Portfolio of Investments beginning on page M-285 for specific holdings within these categories.

M-282    MainStay VP Moderate Allocation Portfolio

Portfolio Management Discussion and Analysis

Questions answered by Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Moderate Allocation Portfolio perform relative to its peers and its benchmark for the six months ended June 30, 2011?

For the six months ended June 30, 2011, MainStay VP Moderate Allocation Portfolio returned 5.01% for Initial Class shares and 4.88% for Service Class shares. Both share classes outperformed the 4.25% return of the average Lipper2 Variable Products Mixed-Asset Target Allocation Moderate Portfolio and underperformed the 6.02% return of the S&P 500® Index2 for the six months ended June 30, 2011. The S&P 500® Index is the Portfolio’s broad-based securities-market index. Both share classes outperformed the 2.72% return of the Barclays Capital U.S. Aggregate Bond Index,2 which is an additional benchmark for the Portfolio. Initial Class shares outperformed and Service Class shares underperformed the 4.98% return of the MSCI EAFE® Index,2 which is a secondary benchmark for the Portfolio.

Were there any changes to the Portfolio during the reporting period?

Effective January 1, 2011, New York Life Investments assumed day-to-day portfolio management of the Portfolio. In addition, effective January 1, 2011, Jae S. Yoon replaced Tony Elavia as a portfolio manager for the Portfolio. Jonathan Swaney continued to serve as a portfolio manager for the Portfolio.

What factors affected the Portfolio’s relative perfor-mance during the reporting period?

The Portfolio invests in other mutual funds and variable product Portfolios referred to as Underlying Portfolios/Funds. The Underlying Portfolios/Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks.

The Portfolio outperformed its peers and, in light of the Port-folio’s target allocation, performed relatively well in relation to the S&P 500® Index. In part, this was due to the Portfolio’s bias toward more volatile assets (stocks over bonds, high yield over high grade, etc.), particularly during the first quarter of 2011. Selection among available Underlying Portfolios/Funds was also meaningfully positive, as several of the Underlying Portfolios/Funds—including MainStay Epoch U.S. All Cap Fund, MainStay 130/30 International Fund and MainStay VP Convertible Portfolio—favored investments that performed especially well within their respective market segments.

How did you allocate the Portfolio’s assets during the reporting period and why?

In managing the Portfolio, we considered a variety of information, including the Portfolio/Fund-level characteristics of the Underlying Portfolios/Funds in which the Portfolio invests, such as capitalization, style biases and sector exposure. We also examined the attributes of the Underlying Portfolios’/Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Portfolios/Funds. In general, we sought Underlying Equity Portfolios/Funds that had a track record of capable portfolio management, a presence in attractively valued market segments and investments in companies with strong management, fairly priced securities and strong price and earnings momentum. Underlying Fixed Income Portfolios/Funds were selected based upon the type and country of issuance of the securities in which they invested, the average credit quality and duration3 of those securities, and overall flexibility.

For much of the reporting period, the Portfolio leaned toward Underlying Portfolios/Funds that invested in assets we believed were likely to be sensitive to the economic recovery (stocks over bonds, lower-credit-quality bonds over U.S. Treasury securities and shorter-duration debt instruments over longer-dated securities). As long as the economy remained on the path to recovery and corporate profits continued to rise, these positions were rewarded. As evidence mounted that growth was slowing and risks to the domestic and global economy were rising, we gradually moved to a posture that we viewed as more neutral.

We also responded to a smaller-than-normal premium for growth stocks in relation to value stocks, and we anticipated that companies would be rewarded for maintaining a high rate of profit growth if the earnings recovery began to lose momentum in the quarters ahead. With these factors in mind, we tilted the Portfolio slightly toward Underlying Portfolios/Funds that emphasized growth stocks. This bias had a small positive impact on performance during the reporting period.

We also oriented the Portfolio toward Underlying Portfolios/Funds with a preference for large-capitalization stocks over small-cap stocks. In our view, a disparity in pricing suggested that the powerful small-cap rally over the past two years had left these stocks comparatively expensive.

How did the Portfolio’s allocations change over the course of the reporting period?

The largest change was a shift out of MainStay VP Bond Portfolio, MainStay High Yield Opportunities Fund and MainStay

1. “New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indexes and other indexes and service providers mentioned in the reports.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.N ot all Mai nSt ay VP P ort fol ios an d/ or s har e c las ses ar e av ail abl e u nde r al l po lic ies .

mainstayinvestments.com    M-283

VP High Yield Corporate Bond Portfolio into MainStay Flexible Bond Opportunities Fund and MainStay VP Flexible Bond Opportunities Portfolio.4 MainStay VP Flexible Bond Opportunities Portfolio is a multisector bond Portfolio that can move among security types somewhat more nimbly than is possible at the fund-of-funds level.

The Portfolio has historically had extensive holdings among Underlying Equity Portfolios/Funds with quantitative management styles. During the reporting period, we came to believe that the Portfolio would benefit from greater emphasis on qualitatively driven Underlying Equity Portfolios/Funds. As a result, we gradually diversified the Portfolio across different management styles by moving away from MainStay VP Mid Cap Core Portfolio and MainStay VP Common Stock Portfolio and into MainStay MAP Fund, MainStay VP Large Cap Growth Portfolio and MainStay Epoch U.S. All Cap Fund.

The Portfolio’s allocation to MainStay VP International Equity Portfolio was eliminated and the Portfolio’s position in MainStay 130/30 International Fund was reduced. The proceeds were directed to a variety of Underlying Domestic Equity Portfolios/Funds. The repositioning reflected our expectation that the U.S. economy and U.S. capital markets should perform well in the quarters ahead, compared to other developed nations.

During the reporting period, we initiated a new position in MainStay Epoch International Small Cap Fund to gain access to additional market segments.

During the reporting period, which Underlying Equity Portfolios/Funds had the highest total returns and which Underlying Equity Portfolios/Funds had the lowest total returns?

Among the Underlying Equity Portfolios/Funds in which the Portfolio invested, the highest total returns came from MainStay Epoch U.S. All Cap Fund and MainStay 130/30 International Fund. The only Underlying Equity Portfolio/Fund with a negative total return for the reporting period was MainStay VP International Equity Portfolio, and the Underlying Equity Portfolio/Fund with the lowest positive return was MainStay Epoch International Small Cap Fund.

Which Underlying Equity Portfolios/Funds made the strongest contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

MainStay Epoch U.S. All Cap Fund and MainStay 130/30 Core Fund made the strongest contributions to the equity portion of the Portfolio. (Contributions take weightings and total returns into account.) Given when they were owned and in what amounts, no Underlying Equity Portfolios/Funds provided negative dollar-weighted returns during the reporting period. The smallest contributions, however, came from MainStay VP S&P 500 Index Portfolio and MainStay VP Growth Equity Portfolio. Both of these positions were very small.

What factors and risks affected the Portfolio’s Underlying Fixed Income Portfolio/Fund investments during the reporting period?

We anticipated that the yield curve5 would rise and flatten in response to several factors. First, we believed that the Federal Reserve would eventually need to normalize monetary policy; second, public debt was growing; and third, corporate fundamentals were improving. With these factors in mind, we kept the Portfolio’s duration shorter than that of the Barclays Capital U.S. Aggregate Bond Index, the Portfolio’s fixed-income benchmark, through investments in cash and Underlying Fixed Income Portfolios/Funds that invest in floating-rate instruments. That positioning strategy detracted modestly from performance as interest rates fell during the reporting period.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

The best results came from Underlying Fixed Income Portfolios/Funds that invest in security types that are either directly linked to equity markets (convertible bonds) or especially sensitive to corporate fundamentals (high-yield bonds). Underlying Fixed Income Portfolios/Funds that invest in long-duration instruments also did well, with the near-zero return on Underlying Money Market Portfolios/Funds trailing the rest of the market.

Which Underlying Fixed Income Portfolios/Funds made the strongest contributions to the Portfolio’s performance, and which Underlying Fixed Income Portfolios/Funds were the greatest detractors?

The largest positive contributions to return came from MainStay VP Bond Portfolio and MainStay High Yield Opportunities Fund. None of the Portfolio’s Underlying Fixed Income Portfolios/Funds had negative total returns, but the smallest positive contributions came from MainStay VP Cash Management Portfolio and a small position in MainStay Global High Income Fund.

4. Assets invested in MainStay Flexible Bond Opportunities Fund were converted to shares of MainStay VP Flexible Bond Opportunities Portfolio after the latter Underlying Portfolio/Fund commenced operations on April 29, 2011.
5. The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting. Th e opi nion s exp res sed ar et hos e of the p ortf oli o man ager s as of th ed ate o ft his re por t an d are su bje ct to ch ang e. The re is no g uar ante e tha ta ny fo rec ast sw ill c ome to p ass. T his ma ter ial d oes no t co nst itu te inv est men t adv ice an d is not i nte nde da s an en dor seme nt of a ny spe cif ic in ves tmen t.In for mat ion abo ut Mai nSta y V P Mo der ate All oca tio n P ortf oli o o n th is page an d th e pr ece din gp age s has n ot bee n aud ite d.

M-284    MainStay VP Moderate Allocation Portfolio

Portfolio of Investments June 30, 2011 (Unaudited)

	Shares	Value
Affiliated Investment Companies 99.8%†

Equity Funds 60.7%
MainStay 130/30 Core Fund Class I (a)	6,409,328	$53,005,141
MainStay 130/30 Growth Fund Class I (b)	17,051	152,096
MainStay 130/30 International Fund Class I (a)	2,319,293	17,301,927
MainStay Epoch Global Choice Fund Class I (a)	437,985	6,950,823
MainStay Epoch International Small Cap Fund Class I	320,676	6,583,486
MainStay Epoch U.S. All Cap Fund Class I (a)	2,267,705	57,735,770
MainStay ICAP Equity Fund Class I (a)	987,104	37,470,451
MainStay ICAP International Fund Class I	927,813	28,817,883
MainStay MAP Fund Class I (a)	2,414,647	81,277,003
MainStay VP Common Stock Portfolio Initial Class	937,839	15,950,145
MainStay VP Growth Equity Portfolio Initial Class	1,434	36,825
MainStay VP ICAP Select Equity Portfolio Initial Class	1,832,730	24,097,722
MainStay VP Large Cap Growth Portfolio Initial Class (a)(b)	3,676,123	59,210,214
MainStay VP Mid Cap Core Portfolio Initial Class	1,170,763	14,977,478
MainStay VP U.S. Small Cap Portfolio Initial Class (a)	1,497,867	14,706,831

Total Equity Funds (Cost $366,205,833)		418,273,795

Fixed Income Funds 39.1%
MainStay Global High Income Fund Class I	54,800	659,241
MainStay High Yield Opportunities Fund Class I	917,474	10,872,061
MainStay Intermediate Term Bond Fund Class I	2,204,615	23,589,385
MainStay VP Bond Portfolio Initial Class (a)	7,075,097	106,167,953
MainStay VP Cash Management Portfolio Initial Class	16,941,308	16,940,919
MainStay VP Convertible Portfolio Initial Class	646,555	8,108,346
MainStay VP Flexible Bond Opportunities Portfolio Initial Class (a)	5,382,080	53,324,622
MainStay VP Floating Rate Portfolio Initial Class (a)	4,355,664	40,283,416
MainStay VP High Yield Corporate Bond Portfolio Initial Class	996,141	9,981,632

Total Fixed Income Funds (Cost $263,445,101)		269,927,575

Total Investments (Cost $629,650,934) (c)	99.8%	688,201,370
Other Assets, Less Liabilities	0.2	1,110,163

Net Assets	100.0%	$689,311,533

†	Percentages indicated are based on Portfolio net assets.
(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)
(b)	Non-income producing Underlying Portfolio/Fund.
(c)	At June 30, 2011, cost is $632,109,479 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$59,103,944
Gross unrealized depreciation	(3,012,053)

Net unrealized appreciation	$56,091,891

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-285

Portfolio of Investments June 30, 2011 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011, for valuing the Portfolio’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities
Affiliated Investment Companies
Equity Funds	$418,273,795	$—	$—	$418,273,795
Fixed Income Funds	269,927,575	—	—	269,927,575

Total Investments in Securities	$688,201,370	$—	$—	$688,201,370

For the period ended June 30, 2011, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At June 30, 2011, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-286 MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2011 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $629,650,934)	$688,201,370
Cash	284,338
Receivables:
Fund shares sold	1,448,541
Other assets	7,974

Total assets	689,942,223

Liabilities
Payables:
Investment securities purchased	284,338
NYLIFE Distributors (See Note 3)	132,994
Fund shares redeemed	122,781
Shareholder communication	57,495
Professional fees	29,758
Custodian	1,424
Accrued expenses	1,900

Total liabilities	630,690

Net assets	$689,311,533

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$60,504
Additional paid-in capital	638,298,119

638,358,623
Undistributed net investment income	12,734,321
Accumulated net realized gain (loss) on investments	(20,331,847)
Net unrealized appreciation (depreciation) on investments	58,550,436

Net assets	$689,311,533

Initial Class
Net assets applicable to outstanding shares	$26,104,402

Shares of beneficial interest outstanding	2,280,838

Net asset value per share outstanding	$11.45

Service Class
Net assets applicable to outstanding shares	$663,207,131

Shares of beneficial interest outstanding	58,223,008

Net asset value per share outstanding	$11.39

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-287

Statement of Operations for the six months ended June 30, 2011 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$2,785,869

Expenses
Distribution and service—Service Class (See Note 3)	774,134
Shareholder communication	54,885
Professional fees	44,451
Trustees	8,994
Custodian	3,113
Miscellaneous	9,869

Total expenses	895,446

Net investment income (loss)	1,890,423

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on affiliated investment company transactions	26,889,637
Net change in unrealized appreciation (depreciation) on investments	941,604

Net realized and unrealized gain (loss) on investments	27,831,241

Net increase (decrease) in net assets resulting from operations	$29,721,664

M-288 MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the six months ended June 30, 2011 (Unaudited) and the year ended December 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,890,423	$9,379,303
Net realized gain (loss) on investments from affiliated investment company transactions	26,889,637	5,174,252
Net change in unrealized appreciation (depreciation) on investments	941,604	46,536,713

Net increase (decrease) in net assets resulting from operations	29,721,664	61,090,268

Dividends to shareholders:
From net investment income:
Initial Class	—	(457,663)
Service Class	—	(9,807,208)

Total dividends to shareholders	—	(10,264,871)

Capital share transactions:
Net proceeds from sale of shares	93,938,226	167,493,165
Net asset value of shares issued to shareholders in reinvestment of dividends	—	10,264,871
Cost of shares redeemed	(31,063,186)	(72,569,600)

Increase (decrease) in net assets derived from capital share transactions	62,875,040	105,188,436

Net increase (decrease) in net assets	92,596,704	156,013,833

Net Assets
Beginning of period	596,714,829	440,700,996

End of period	$689,311,533	$596,714,829

Undistributed net investment income at end of period	$12,734,321	$10,843,898

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-289

Financial Highlights selected per share data and ratios

	Initial Class
							February 13,
	Six months						2006**
	ended						through
	June 30,		Year ended December 31,				December 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$10.90		$9.85	$8.30	$11.32	$10.86	$10.00

Net investment income (loss)	0.05	(a)	0.21 (a)	0.20	0.21	0.22	0.18	(a)
Net realized and unrealized gain (loss) on investments	0.50		1.07	1.80	(3.06)	0.74	0.82

Total from investment operations	0.55		1.28	2.00	(2.85)	0.96	1.00

Less dividends and distributions:
From net investment income	—		(0.23)	(0.26)	(0.04)	(0.26)	(0.11)
From net realized gain on investments	—		—	(0.19)	(0.13)	(0.24)	(0.03)

Total dividends and distributions	—		(0.23)	(0.45)	(0.17)	(0.50)	(0.14)

Net asset value at end of period	$11.45		$10.90	$9.85	$8.30	$11.32	$10.86

Total investment return	5.05	%(b)(c)	13.09%	24.22%	(25.18%)	8.73%	9.93	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.82	%††	2.10%	3.00%	2.56%	2.50%	1.96	%††
Net expenses (d)	0.04	%††	0.05%	0.05%	0.06%	0.06%	0.15	%††
Expenses (before waiver/reimbursement) (d)	0.04	%††	0.05%	0.05%	0.06%	0.07%	0.15	%††
Portfolio turnover rate	35%		37%	40%	46%	10%	62%
Net assets at end of period (in 000’s)	$26,104		$24,136	$19,224	$12,681	$11,750	$5,370

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

M-290 MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
							February 13,
	Six months						2006**
	ended						through
	June 30,		Year ended December 31,				December 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$10.86		$9.82	$8.28	$11.30	$10.85	$10.00

Net investment income (loss)	0.03	(a)	0.19 (a)	0.19	0.19	0.20	0.14	(a)
Net realized and unrealized gain (loss) on investments	0.50		1.06	1.78	(3.06)	0.72	0.83

Total from investment operations	0.53		1.25	1.97	(2.87)	0.92	0.97

Less dividends and distributions:
From net investment income	—		(0.21)	(0.24)	(0.02)	(0.23)	(0.09)
From net realized gain on investments	—		—	(0.19)	(0.13)	(0.24)	(0.03)

Total dividends and distributions	—		(0.21)	(0.43)	(0.15)	(0.47)	(0.12)

Net asset value at end of period	$11.39		$10.86	$9.82	$8.28	$11.30	$10.85

Total investment return	4.88	%(b)	12.81%	23.99%	(25.38%)	8.46%	9.69	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.58	%††	1.89%	2.76%	2.21%	2.29%	1.55	%††
Net expenses (c)	0.29	%††	0.30%	0.30%	0.31%	0.31%	0.40	%††
Expenses (before waiver/reimbursement) (c)	0.29	%††	0.30%	0.30%	0.31%	0.32%	0.40	%††
Portfolio turnover rate	35%		37%	40%	46%	10%	62%
Net assets at end of period (in 000’s)	$663,207		$572,578	$421,477	$287,680	$282,148	$132,965

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-291

MainStay VP Moderate Growth Allocation Portfolio
Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2011

				Since	Gross
				Inception	Expense
Class	Six Months	One Year	Five Years	(2/13/06)	Ratio[2]

Initial Class Shares	5.97%	27.73%	4.93%	4.79%	1.06%

Service Class Shares	5.84	27.41	4.68	4.53	1.31

	Six	One	Five	Since Inception
Benchmark Performance	Months	Year	Years	(2/13/06)

S&P 500® Index[3]	6.02%	30.69%	2.94%	2.92%

MSCI EAFE® Index[3]	4.98	30.36	1.48	2.46

Barclays Capital U.S. Aggregate Bond Index[3]	2.72	3.90	6.52	5.94

Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio[4]	4.89	24.24	3.92	3.65

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on current expense limitations, please refer to the notes to financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-292    MainStay VP Moderate Growth Allocation Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Growth Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2011, to June 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2011, to June 30, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ”Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	1/1/11	6/30/11	Period[1]	6/30/11	Period[1]
Initial Class Shares	$1,000.00	$1,059.70	$0.20	$1,024.60	$0.20

Service Class Shares	$1,000.00	$1,058.40	$1.48	$1,023.40	$1.45

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.04% for Initial Class and 0.29% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com    M-293

Investment Objectives of Underlying Portfolios/Funds as of June 30, 2011 (Unaudited)

See Portfolio of Investments beginning on page M-298 for specific holdings within these categories.

M-294    MainStay VP Moderate Growth Allocation Portfolio

Portfolio Management Discussion and Analysis

Questions answered by Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Moderate Growth Allocation Portfolio perform relative to its peers and its bench-mark for the six months ended June 30, 2011?

For the six months ended June 30, 2011, MainStay VP Mod-
erate Growth Allocation Portfolio returned 5.97% for Initial Class shares and 5.84% for Service Class shares. Both share classes outperformed the 4.89% return of the average Lipper2 Variable Products Mixed-Asset Target Allocation Growth Portfolio and underperformed the 6.02% return of the S&P 500® Index2 for the six months ended June 30, 2011. The S&P 500® Index is the Portfolio’s broad-based securities-market index. Both share classes outperformed the 2.72% return of the Barclays Capital U.S. Aggregate Bond Index,2 which is an additional benchmark for the Portfolio. Both share classes also outperformed the 4.98% return of the MSCI EAFE® Index,2 which is a secondary benchmark for the Portfolio.

Were there any changes to the Portfolio during the reporting period?

Effective January 1, 2011, New York Life Investments assumed day-to-day portfolio management of the Portfolio. In addition, effective January 1, 2011, Jae S. Yoon replaced Tony Elavia as a portfolio manager for the Portfolio. Jonathan Swaney continued to serve as a portfolio manager for the Portfolio.

What factors affected the Portfolio’s relative perfor-mance during the reporting period?

The Portfolio invests in other mutual funds and variable product Portfolios referred to as Underlying Portfolios/Funds. The Underlying Portfolios/Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks.

The Portfolio outperformed its peers and, in light of the Portfolio’s target allocation, performed relatively well in relation to the S&P 500® Index. In part, this was due to the Portfolio’s bias toward more volatile assets (stocks over bonds, high yield over high grade, etc.), particularly during the first quarter of 2011. Selection among available Underlying Portfolios/Funds was also meaningfully positive, as several of the Underlying Portfolios/Funds—including MainStay Epoch U.S. All Cap Fund, MainStay 130/30 International Fund and MainStay VP Convertible Portfolio—favored investments that performed especially well within their respective market segments.

How did you allocate the Portfolio’s assets during the reporting period and why?

In managing the Portfolio, we considered a variety of information, including the Portfolio/Fund-level characteristics of the Underlying Portfolios/Funds in which the Portfolio invests, such as capitalization, style biases and sector exposure. We also examined the attributes of the Underlying Portfolios’/Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Portfolios/Funds. In general, we sought Underlying Equity Portfolios/Funds that had a track record of capable portfolio management, a presence in attractively valued market segments and investments in companies with strong management, fairly priced securities and strong price and earnings momentum. Underlying Fixed Income Portfolios/Funds were selected based upon the type and country of issuance of the securities in which they invested, the average credit quality and duration3 of those securities, and overall flexibility.

For much of the reporting period, the Portfolio leaned toward Underlying Portfolios/Funds that invested in assets we believed were likely to be sensitive to the economic recovery (stocks over bonds, lower-credit-quality bonds over U.S. Treasury securities and shorter-duration debt instruments over longer-dated securities). As long as the economy remained on the path to recovery and corporate profits continued to rise, these positions were rewarded. As evidence mounted that growth was slowing and risks to the domestic and global economy were rising, we gradually moved to a posture that we viewed as more neutral.

We also responded to a smaller-than-normal premium for growth stocks in relation to value stocks, and we anticipated that companies would be rewarded for maintaining a high rate of profit growth if the earnings recovery began to lose momentum in the quarters ahead. With these factors in mind, we tilted the Portfolio slightly toward Underlying Portfolios/Funds that emphasized growth stocks. This bias had a small positive impact on performance during the reporting period.

We also oriented the Portfolio toward Underlying Portfolios/Funds with a preference for large-capitalization stocks over small-cap stocks. In our view, a disparity in pricing suggested that the powerful small-cap rally over the past two years had left these stocks comparatively expensive.

1. “New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indexes and other indexes and service providers mentioned in the reports.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.N ot all Mai nSt ay VP P ort fol ios an d/ or s har e c las ses ar e av ail abl e u nde r al l po lic ies .

mainstayinvestments.com    M-295

How did the Portfolio’s allocations change over the course of the reporting period?

The largest change was a shift out of MainStay VP Bond Portfolio, MainStay High Yield Opportunities Fund and MainStay VP High Yield Corporate Bond Portfolio into MainStay Flexible Bond Opportunities Fund and MainStay Flexible Bond Opportunities Portfolio.4 MainStay VP Flexible Bond Opportunities Portfolio is a multisector bond Portfolio that can move among security types somewhat more nimbly than is possible at the fund-of-funds level.

The Portfolio has historically had extensive holdings among Underlying Equity Portfolios/Funds with quantitative management styles. During the reporting period, we came to believe that the Portfolio would benefit from greater emphasis on qualitatively driven Underlying Equity Portfolios/Funds. As a result, we gradually diversified the Portfolio across different management styles by moving away from MainStay VP Mid Cap Core Portfolio and MainStay VP Common Stock Portfolio and into MainStay MAP Fund, MainStay VP Large Cap Growth Portfolio and MainStay VP U.S. Small Cap Portfolio.

The Portfolio’s allocation to MainStay VP International Equity Portfolio was trimmed significantly. The proceeds were directed to a variety of Underlying Domestic Equity Portfolios/Funds. The repositioning reflected our expectation that the U.S. economy and U.S. capital markets should perform well in the quarters ahead, compared to other developed nations.

During the reporting period, we initiated a new position in MainStay Epoch International Small Cap Fund to gain access to additional market segments.

During the reporting period, which Underlying Equity Portfolios/Funds had the highest total returns and which Underlying Equity Portfolios/Funds had the lowest total returns?

Among the Underlying Equity Portfolios/Funds in which the Portfolio invested, the highest total returns came from MainStay Epoch U.S. All Cap Fund and MainStay 130/30 International Fund. The only Underlying Equity Portfolio/Fund with a negative total return for the reporting period was MainStay VP International Equity Portfolio, and the Underlying Equity Portfolio/Fund with the lowest positive return was MainStay Epoch International Small Cap Fund.

Which Underlying Equity Portfolios/Funds made the strongest contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

MainStay VP Mid Cap Core Portfolio and MainStay U.S. All Cap Fund made the strongest contributions to the equity portion of the Portfolio. (Contributions take weightings and total returns into account.) Given when they were owned and in what amounts, no Underlying Equity Portfolios/Funds provided negative dollar-weighted returns during the reporting period. The smallest contributions, however, came from MainStay VP S&P 500 Index Portfolio and MainStay VP Growth Equity Portfolio. Both of these positions were very small.

What factors and risks affected the Portfolio’s Underlying Fixed Income Portfolio/Fund investments during the reporting period?

We anticipated that the yield curve5 would rise and flatten in response to several factors. First, we believed that the Federal Reserve would eventually need to normalize monetary policy; second, public debt was growing; and third, corporate fundamentals were improving. With these factors in mind, we kept the Portfolio’s duration shorter than that of the Barclays Capital U.S. Aggregate Bond Index, the Portfolio’s fixed-income benchmark, through investments in cash and Underlying Fixed Income Portfolios/Funds that invest in floating-rate instruments. That positioning strategy detracted modestly from performance as interest rates fell during the reporting period. We also held the credit quality of the fixed-income portion of the Portfolio lower than that of the Barclays Capital U.S. Aggregate Bond Index. That positioning strategy contributed positively, if only marginally, as credit spreads6 narrowed.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

The best results came from Underlying Fixed Income Portfolios/Funds that invest in security types that are either directly linked to equity markets (convertible bonds) or especially sensitive to corporate fundamentals (high-yield bonds). Underlying Fixed Income Portfolios/Funds that invest in long-duration instruments also did well, with the near-zero return on Underlying Money Market Portfolios/Funds trailing the rest of the market.

4. Assets invested in MainStay Flexible Bond Opportunities Fund were converted to shares of MainStay VP Flexible Bond Opportunities Portfolio after the latter Underlying Portfolio/Fund commenced operations on April 29, 2011.
5. The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
6. The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

M-296    MainStay VP Moderate Growth Allocation Portfolio

Which Underlying Fixed Income Portfolios/Funds made the strongest contributions to the Portfolio’s performance, and which Underlying Fixed Income Portfolios/Funds were the greatest detractors?

The largest positive contributions to return came from MainStay High Yield Opportunities Fund and MainStay VP Floating Rate Portfolio. None of the Portfolio’s Underlying Fixed Income Portfolios/Funds had negative total returns, but the smallest positive contributions came from MainStay VP Cash Management Portfolio and a small position in MainStay Global High Income Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Moderate Growth Allocation Portfolio on this page and the preceding pages has not been audited.

mainstayinvestments.com    M-297

Portfolio of Investments June 30, 2011 (Unaudited)

	Shares	Value
Affiliated Investment Companies 99.9%†

Equity Funds 80.1%
MainStay 130/30 Core Fund Class I (a)	6,879,985	$56,897,475
MainStay 130/30 Growth Fund Class I (a)(b)	36,741	327,729
MainStay 130/30 International Fund Class I (a)	5,440,575	40,586,687
MainStay Epoch Global Choice Fund Class I (a)	514,456	8,164,413
MainStay Epoch International Small Cap Fund Class I	385,606	7,916,490
MainStay Epoch U.S. All Cap Fund Class I (a)	3,153,793	80,295,568
MainStay ICAP Equity Fund Class I	715,442	27,158,159
MainStay ICAP International Fund Class I (a)	1,467,543	45,581,875
MainStay MAP Fund Class I (a)	3,497,877	117,738,528
MainStay VP Common Stock Portfolio Initial Class (a)	2,130,456	36,233,369
MainStay VP Growth Equity Portfolio Initial Class	8,476	217,640
MainStay VP ICAP Select Equity Portfolio Initial Class	2,674,358	35,163,898
MainStay VP International Equity Portfolio Initial Class	713,830	9,060,179
MainStay VP Large Cap Growth Portfolio Initial Class (a)(b)	5,183,462	83,488,474
MainStay VP Mid Cap Core Portfolio Initial Class (a)	4,404,743	56,349,546
MainStay VP U.S. Small Cap Portfolio Initial Class (a)	4,921,995	48,326,690

Total Equity Funds (Cost $580,061,210)		653,506,720

Fixed Income Funds 19.8%
MainStay Global High Income Fund Class I	60,352	726,033
MainStay High Yield Opportunities Fund Class I	1,012,740	12,000,968
MainStay Intermediate Term Bond Fund Class I	650,344	6,958,676
MainStay VP Bond Portfolio Initial Class	698,171	10,476,653
MainStay VP Cash Management Portfolio Initial Class	20,180,461	20,179,997
MainStay VP Convertible Portfolio Initial Class	573,602	7,193,450
MainStay VP Flexible Bond Opportunities Portfolio Initial Class (a)	4,929,295	48,838,514
MainStay VP Floating Rate Portfolio Initial Class (a)	4,870,895	45,048,538
MainStay VP High Yield Corporate Bond Portfolio Initial Class	1,044,013	10,461,330

Total Fixed Income Funds (Cost $159,008,127)		161,884,159

Total Investments (Cost $739,069,337) (c)	99.9%	815,390,879
Other Assets, Less Liabilities	0.1	1,165,626
Net Assets	100.0%	$816,556,505

†	Percentages indicated are based on Portfolio net assets.
(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)
(b)	Non-income producing Underlying Portfolio/Fund.
(c)	At June 30, 2011, cost is $743,822,071 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$76,802,885
Gross unrealized depreciation	(5,234,077)

Net unrealized appreciation	$71,568,808

M-298 MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011, for valuing the Portfolio’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities
Affiliated Investment Companies
Equity Funds	$653,506,720	$—	$—	$653,506,720
Fixed Income Funds	161,884,159	—	—	161,884,159

Total Investments in Securities	$815,390,879	$—	$—	$815,390,879

For the period ended June 30, 2011, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At June 30, 2011, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-299

Statement of Assets and Liabilities as of June 30, 2011 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $739,069,337)	$815,390,879
Cash	2,060,502
Receivables:
Fund shares sold	1,582,296
Other assets	9,372

Total assets	819,043,049

Liabilities
Payables:
Investment securities purchased	2,060,502
Fund shares redeemed	178,578
NYLIFE Distributors (See Note 3)	152,432
Shareholder communication	62,226
Professional fees	29,598
Custodian	1,402
Accrued expenses	1,806

Total liabilities	2,486,544

Net assets	$816,556,505

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$74,264
Additional paid-in capital	775,596,202

775,670,466
Undistributed net investment income	9,899,043
Accumulated net realized gain (loss) on investments	(45,334,546)
Net unrealized appreciation (depreciation) on investments	76,321,542

Net assets	$816,556,505

Initial Class
Net assets applicable to outstanding shares	$40,404,213

Shares of beneficial interest outstanding	3,659,164

Net asset value per share outstanding	$11.04

Service Class
Net assets applicable to outstanding shares	$776,152,292

Shares of beneficial interest outstanding	70,604,474

Net asset value per share outstanding	$10.99

M-300 MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2011 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$2,672,246

Expenses
Distribution and service—Service Class (See Note 3)	856,976
Shareholder communication	60,196
Professional fees	46,833
Trustees	9,600
Custodian	3,704
Miscellaneous	10,324

Total expenses	987,633

Net investment income (loss)	1,684,613

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on affiliated investment company transactions	26,377,661
Net change in unrealized appreciation (depreciation) on investments	10,847,380

Net realized and unrealized gain (loss) on investments	37,225,041

Net increase (decrease) in net assets resulting from operations	$38,909,654

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-301

Statements of Changes in Net Assets
for the six months ended June 30, 2011 (Unaudited) and the year ended December 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,684,613	$7,713,217
Net realized gain (loss) on investments from affiliated investment company transactions	26,377,661	(3,383,345)
Net change in unrealized appreciation (depreciation) on investments	10,847,380	69,461,445

Net increase (decrease) in net assets resulting from operations	38,909,654	73,791,317

Dividends to shareholders:
From net investment income:
Initial Class	—	(527,275)
Service Class	—	(7,105,370)

Total dividends to shareholders	—	(7,632,645)

Capital share transactions:
Net proceeds from sale of shares	165,458,710	178,156,647
Net asset value of shares issued to shareholders in reinvestment of dividends	—	7,632,645
Cost of shares redeemed	(29,897,468)	(43,513,062)

Increase (decrease) in net assets derived from capital share transactions	135,561,242	142,276,230

Net increase (decrease) in net assets	174,470,896	208,434,902

Net Assets
Beginning of period	642,085,609	433,650,707

End of period	$816,556,505	$642,085,609

Undistributed net investment income at end of period	$9,899,043	$8,214,430

M-302 MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
							February 13,
	Six months						2006**
	ended						through
	June 30,		Year ended December 31,				December 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$10.42		$9.25	$7.55	$11.51	$11.04	$10.00

Net investment income (loss)	0.04	(a)	0.16 (a)	0.19 (a)	0.18 (a)	0.17	0.16	(a)
Net realized and unrealized gain (loss) on investments	0.58		1.16	1.93	(3.92)	0.88	1.03

Total from investment operations	0.62		1.32	2.12	(3.74)	1.05	1.19

Less dividends and distributions:
From net investment income	—		(0.15)	(0.24)	(0.06)	(0.22)	(0.10)
From net realized gain on investments	—		—	(0.18)	(0.16)	(0.36)	(0.05)

Total dividends and distributions	—		(0.15)	(0.42)	(0.22)	(0.58)	(0.15)

Net asset value at end of period	$11.04		$10.42	$9.25	$7.55	$11.51	$11.04

Total investment return	5.95	%(b)(c)	14.33%	28.42%	(32.49%)	9.40%	11.92	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.68	%††	1.69%	2.35%	1.83%	1.78%	1.70	%††
Net expenses (d)	0.04	%††	0.05%	0.05%	0.06%	0.05%	0.13	%††
Expenses (before waiver/reimbursement) (d)	0.04	%††	0.05%	0.05%	0.06%	0.07%	0.13	%††
Portfolio turnover rate	32%		39%	45%	43%	15%	46%
Net assets at end of period (in 000’s)	$40,404		$38,098	$30,850	$21,525	$21,772	$10,468

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-303

Financial Highlights selected per share data and ratios

	Service Class
							February 13,
	Six months						2006**
	ended						through
	June 30,		Year ended December 31,				December 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$10.39		$9.23	$7.53	$11.49	$11.03	$10.00

Net investment income (loss)	0.02	(a)	0.14 (a)	0.17 (a)	0.16 (a)	0.14	0.13	(a)
Net realized and unrealized gain (loss) on investments	0.58		1.15	1.93	(3.92)	0.87	1.04

Total from investment operations	0.60		1.29	2.10	(3.76)	1.01	1.17

Less dividends and distributions:
From net investment income	—		(0.13)	(0.22)	(0.04)	(0.19)	(0.09)
From net realized gain on investments	—		—	(0.18)	(0.16)	(0.36)	(0.05)

Total dividends and distributions	—		(0.13)	(0.40)	(0.20)	(0.55)	(0.14)

Net asset value at end of period	$10.99		$10.39	$9.23	$7.53	$11.49	$11.03

Total investment return	5.77	%(b)(c)	14.05%	28.10%	(32.65%)	9.13%	11.69	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.45	%††	1.52%	2.08%	1.59%	1.54%	1.39	%††
Net expenses (d)	0.29	%††	0.30%	0.30%	0.31%	0.30%	0.38	%††
Expenses (before waiver/reimbursement) (d)	0.29	%††	0.30%	0.30%	0.31%	0.32%	0.38	%††
Portfolio turnover rate	32%		39%	45%	43%	15%	46%
Net assets at end of period (in 000’s)	$776,152		$603,988	$402,800	$293,907	$343,687	$163,754

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

M-304 MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP S&P 500 Index Portfolio
Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2011

					Gross
					Expense
Class	Six Months	One Year	Five Years	Ten Years[1]	Ratio[2]

Initial Class Shares	5.89%	30.27%	2.73%	2.48%	0.35%

Service Class Shares[3]	5.76	29.94	2.47	2.22	0.60

	Six	One	Five	Ten
Benchmark Performance	Months	Year	Years	Years

S&P 500® Index[4]	6.02%	30.69%	2.94%	2.72%

Average Lipper Variable Products S&P 500 Index Objective Portfolio[5]	5.28	29.51	2.61	2.38

1.	Performance figures reflect certain fee waivers, without which total returns may have been lower. These waivers are voluntary and may be discontinued at any time. Performance figures shown for the ten-year period ended June 30, 2011 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 2.47% for Initial Class shares and 2.21% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.	The Average Lipper Variable Products S&P 500 Index Objective Portfolio is representative of portfolios that are passively managed and commit by prospectus language to replicate the performance of the S&P 500® Index (including reinvested dividends). In addition, S&P 500 Index Objective portfolios have limited expenses (advisor fee no higher than 0.50%). Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com    M-305

Cost in Dollars of a $1,000 Investment in MainStay VP S&P 500 Index Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2011, to June 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2011, to June 30, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	1/1/11	6/30/11	Period[1]	6/30/11	Period[1]
Initial Class Shares	$1,000.00	$1,058.50	$1.48	$1,023.40	$1.45

Service Class Shares	$1,000.00	$1,057.60	$2.75	$1,022.10	$2.71

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.29% for Initial Class and 0.54% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

M-306    MainStay VP S&P 500 Index Portfolio

Industry Composition as of June 30, 2011 (Unaudited)

Oil, Gas & Consumable Fuels	10.1%
Pharmaceuticals	5.6
Computers & Peripherals	4.1
Diversified Financial Services	3.7
Insurance	3.7
Software	3.6
IT Services	3.3
Media	3.2
Aerospace & Defense	2.8
Diversified Telecommunication Services	2.7
Commercial Banks	2.6
Beverages	2.5
Industrial Conglomerates	2.4
Semiconductors & Semiconductor Equipment	2.4
Energy Equipment & Services	2.3
Food & Staples Retailing	2.3
Machinery	2.3
Capital Markets	2.2
Health Care Providers & Services	2.2
Chemicals	2.1
Household Products	2.1
Communications Equipment	1.9
Health Care Equipment & Supplies	1.9
Electric Utilities	1.8
Hotels, Restaurants & Leisure	1.8
Specialty Retail	1.8
Food Products	1.7
Internet Software & Services	1.6
Real Estate Investment Trusts	1.6
Tobacco	1.6
Multi-Utilities	1.3
Biotechnology	1.2
Metals & Mining	1.1
Air Freight & Logistics	1.0
Internet & Catalog Retail	0.9
Road & Rail	0.9
Consumer Finance	0.8
Multiline Retail	0.7
Textiles, Apparel & Luxury Goods	0.6
Automobiles	0.5
Commercial Services & Supplies	0.5
Electrical Equipment	0.5
Life Sciences Tools & Services	0.5
Electronic Equipment & Instruments	0.4
Household Durables	0.4
Auto Components	0.3
Wireless Telecommunication Services	0.3
Construction & Engineering	0.2
Independent Power Producers & Energy Traders	0.2
Personal Products	0.2
Trading Companies & Distributors	0.2
Airlines	0.1
Containers & Packaging	0.1
Distributors	0.1
Diversified Consumer Services	0.1
Gas Utilities	0.1
Health Care Technology	0.1
Leisure Equipment & Products	0.1
Office Electronics	0.1
Paper & Forest Products	0.1
Professional Services	0.1
Real Estate Management & Development	0.1
Thrifts & Mortgage Finance	0.1
Building Products	0.0	‡
Construction Materials	0.0	‡
Short-Term Investments	2.3
Other Assets, Less Liabilities	–0.1

	100.0%

See Portfolio of Investments beginning on page M-309 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of June 30, 2011 (excluding short-term investments)

1.	ExxonMobil Corp.
2.	Apple, Inc.
3.	International Business Machines Corp.
4.	Chevron Corp.
5.	General Electric Co.
6.	Microsoft Corp.
7.	AT&T, Inc.
8.	Johnson & Johnson
9.	Procter & Gamble Co. (The)
10.	Pfizer, Inc.

mainstayinvestments.com    M-307

Portfolio Management Discussion and Analysis

Questions answered by Francis J. Ok and Lee Baker of Madison Square Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP S&P 500 Index Portfolio perform relative to its peers and its benchmark for the six months ended June 30, 2011?

For the six months ended June 30, 2011, MainStay VP S&P 500 Index Portfolio returned 5.89% for Initial Class shares and 5.76% for Service Class Shares. Both share classes outperformed the 5.28% return of the average Lipper1 Variable Products S&P 500 Index Objective Portfolio and underperformed the 6.02% return of the S&P 500® Index1 for the six months ended June 30, 2011. The S&P 500® Index is the Portfolio’s broad-based securities-market index.

During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?

During the reporting period, the S&P 500® industries with the highest total returns were health care technology, gas utilities and consumer finance. The S&P 500® industries with the lowest total returns were thrifts & mortgage finance, automobiles and construction materials.

During the reporting period, which industries made the strongest contributions to the Portfolio’s performance and which industries made the weakest contributions?

During the reporting period, the industries that made the strongest positive contributions to the Portfolio’s performance were oil, gas & consumable fuels; pharmaceuticals; and media. (Contributions take weightings and total returns into account.) Over the same period, the industries that made the weakest contributions to the Portfolio’s performance were diversified financial services, capital markets and Internet software & services.

During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which individual stocks had the lowest total returns?

During the reporting period, the S&P 500® stocks with the highest total returns were semiconductor company National Semiconductor; oil, gas & consumable fuels company Cabot Oil & Gas; and biotechnology company Biogen Idec.

Over the same period, the S&P 500® stocks with the lowest total returns were insurance company American International Group, commercial services company Monster Worldwide and thrift holding company Hudson City Bancorp.

During the reporting period, which S&P 500® stocks made the strongest contributions to the Portfolio’s absolute performance and which S&P 500® stocks made the weakest contributions?

During the reporting period, the strongest positive contributions to the Portfolio’s absolute performance came from integrated oil company ExxonMobil, IT services company International Business Machines and pharmaceutical company Pfizer.

Over the same period, the S&P 500® stocks that made weakest contributions to the Portfolio’s performance were communications equipment company Cisco Systems, Internet software & services company Google and diversified financial services company Bank of America.

Were there any changes in the S&P 500® Index during the reporting period?

During the reporting period, there were 10 additions to and 10 deletions from the S&P 500® Index. In terms of Index weightings, significant additions to the Index included health care equipment & supplies company Covidien and capital markets firm BlackRock. Significant deletions included biotechnology company Genzyme and diversified telecommunication services company Qwest Communications International.

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indexes and other indexes and service providers mentioned in the reports.N ot all Mai nSt ay VP P ort fol ios an d/ or s har e c las ses ar e av ail abl e u nde r al l po lic ies . Th e opi nion s exp res sed ar et hos e of the p ortf oli o man ager s as of th ed ate o ft his re por t an d are su bje ct to ch ang e. The re is no g uar ante e tha ta ny fo rec ast sw ill c ome to p ass. T his ma ter ial d oes no t co nst itu te inv est men t adv ice an d is not i nte nde da s an en dor seme nt of a ny spe cif ic in ves tmen t. In for mat ion a bou t Mai nSt ay VP S&P 5 00 In dex P ort fol io on this pag e and t he pr ece din g pa ges h as not b een au dit ed.

M-308    MainStay VP S&P 500 Index Portfolio

Portfolio of Investments††† June 30, 2011 (Unaudited)

	Shares	Value
Common Stocks 97.8% †

Aerospace & Defense 2.8%
Boeing Co. (The)	57,467	$4,248,535
General Dynamics Corp.	28,957	2,157,876
Goodrich Corp.	9,721	928,355
Honeywell International, Inc.	61,261	3,650,543
ITT Corp.	14,330	844,467
L-3 Communications Holdings, Inc.	8,248	721,288
Lockheed Martin Corp.	22,168	1,794,943
Northrop Grumman Corp.	22,822	1,582,706
Precision Castparts Corp.	11,199	1,843,915
Raytheon Co.	27,725	1,382,091
Rockwell Collins, Inc.	11,991	739,725
Textron, Inc.	21,496	507,521
United Technologies Corp.	71,244	6,305,806

		26,707,771

Air Freight & Logistics 1.0%
C.H. Robinson Worldwide, Inc.	12,686	1,000,164
Expeditors International of Washington, Inc.	16,462	842,690
FedEx Corp.	24,571	2,330,560
United Parcel Service, Inc. Class B	76,767	5,598,617

		9,772,031

Airlines 0.1%
Southwest Airlines Co.	61,454	701,805

Auto Components 0.3%
Goodyear Tire & Rubber Co. (The) (a)	18,843	315,997
Johnson Controls, Inc.	52,810	2,200,065

		2,516,062

Automobiles 0.5%
Ford Motor Co. (a)	295,650	4,077,014
Harley-Davidson, Inc.	18,391	753,479

		4,830,493

Beverages 2.5%
Brown-Forman Corp. Class B	8,046	600,956
Coca-Cola Co. (The)	178,253	11,994,644
Coca-Cola Enterprises, Inc.	25,300	738,254
Constellation Brands, Inc. Class A (a)	13,737	286,004
Dr. Pepper Snapple Group, Inc.	17,231	722,496
Molson Coors Brewing Co. Class B	12,370	553,434
PepsiCo., Inc.	123,038	8,665,566

		23,561,354

Biotechnology 1.2%
Amgen, Inc. (a)	72,370	4,222,790
Biogen Idec, Inc. (a)	18,771	2,006,995
Celgene Corp. (a)	36,024	2,172,968
Cephalon, Inc. (a)	5,988	478,441
Gilead Sciences, Inc. (a)	61,264	2,536,942

		11,418,136

Building Products 0.0%‡
Masco Corp.	27,824	334,723

Capital Markets 2.2%
Ameriprise Financial, Inc.	18,859	1,087,787
Bank of New York Mellon Corp. (The)	96,656	2,476,327
BlackRock, Inc.	7,482	1,435,122
Charles Schwab Corp. (The)	77,963	1,282,491
E*TRADE Financial Corp. (a)	19,552	269,818
Federated Investors, Inc. Class B	7,126	169,884
Franklin Resources, Inc.	11,226	1,473,861
Goldman Sachs Group, Inc. (The)	40,300	5,363,527
Invesco, Ltd.	35,968	841,651
Janus Capital Group, Inc.	14,223	134,265
Legg Mason, Inc.	11,581	379,394
Morgan Stanley	120,255	2,767,068
Northern Trust Corp.	18,781	863,175
State Street Corp.	39,234	1,769,061
T. Rowe Price Group, Inc.	20,219	1,220,014

		21,533,445

Chemicals 2.1%
Air Products & Chemicals, Inc.	16,478	1,574,967
Airgas, Inc.	5,438	380,878
CF Industries Holdings, Inc.	5,564	788,252
Dow Chemical Co. (The)	91,507	3,294,252
E.I. du Pont de Nemours & Co.	72,290	3,907,274
Eastman Chemical Co.	5,530	564,447
Ecolab, Inc.	18,096	1,020,252
FMC Corp.	5,625	483,863
International Flavors & Fragrances, Inc.	6,191	397,710
Monsanto Co.	41,721	3,026,441
PPG Industries, Inc.	12,311	1,117,716
Praxair, Inc.	23,669	2,565,483
Sherwin-Williams Co. (The)	6,878	576,858
Sigma-Aldrich Corp.	9,481	695,716

		20,394,109

Commercial Banks 2.6%
BB&T Corp.	54,213	1,455,077
Comerica, Inc.	13,675	472,745
Fifth Third Bancorp	71,261	908,578
First Horizon National Corp.	20,256	193,242
Huntington Bancshares, Inc.	67,040	439,782
KeyCorp	73,919	615,745
M&T Bank Corp.	9,768	859,096

†	Percentages indicated are based on Portfolio net assets.

X	Among the Portfolio’s 10 largest holdings, as of June 30, 2011, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-309

Portfolio of Investments††† June 30, 2011 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)

Commercial Banks (continued)

Marshall & Ilsley Corp.	21,255	$169,402
PNC Financial Services Group, Inc.	40,966	2,441,983
Regions Financial Corp.	97,430	604,066
SunTrust Banks, Inc.	41,632	1,074,106
U.S. Bancorp	149,970	3,825,735
Wells Fargo & Co.	411,703	11,552,386
Zions Bancorp	14,309	343,559

		24,955,502

Commercial Services & Supplies 0.5%
Avery Dennison Corp.	8,224	317,693
Cintas Corp.	9,840	325,015
Iron Mountain, Inc.	15,613	532,247
Pitney Bowes, Inc.	16,023	368,369
R.R. Donnelley & Sons Co.	14,600	286,306
Republic Services, Inc.	23,757	732,904
Stericycle, Inc. (a)	6,682	595,500
Waste Management, Inc.	37,026	1,379,959

		4,537,993

Communications Equipment 1.9%
Cisco Systems, Inc.	428,134	6,683,172
F5 Networks, Inc. (a)	6,277	692,039
Harris Corp.	9,901	446,139
JDS Uniphase Corp. (a)	17,668	294,349
Juniper Networks, Inc. (a)	41,559	1,309,109
Motorola Mobility Holdings, Inc. (a)	22,962	506,082
Motorola Solutions, Inc. (a)	26,429	1,216,791
QUALCOMM, Inc.	129,956	7,380,201
Tellabs, Inc.	28,279	130,366

		18,658,248

Computers & Peripherals 4.1%
X Apple, Inc. (a)	71,983	24,162,534
Dell, Inc. (a)	127,801	2,130,443
EMC Corp. (a)	160,161	4,412,436
Hewlett-Packard Co.	161,452	5,876,853
Lexmark International, Inc. Class A (a)	6,093	178,281
NetApp, Inc. (a)	28,584	1,508,663
SanDisk Corp. (a)	18,555	770,032
Western Digital Corp. (a)	18,090	658,114

		39,697,356

Construction & Engineering 0.2%
Fluor Corp.	13,566	877,177
Jacobs Engineering Group, Inc. (a)	9,871	426,921
Quanta Services, Inc. (a)	16,820	339,764

		1,643,862

Construction Materials 0.0%‡
Vulcan Materials Co.	9,947	383,258

Consumer Finance 0.8%
American Express Co.	81,411	4,208,948
Capital One Financial Corp.	35,737	1,846,531
Discover Financial Services	42,461	1,135,832
SLM Corp.	41,054	690,118

		7,881,429

Containers & Packaging 0.1%
Ball Corp.	13,164	506,287
Bemis Co., Inc.	8,199	276,962
Owens-Illinois, Inc. (a)	12,675	327,142
Sealed Air Corp.	12,368	294,235

		1,404,626

Distributors 0.1%
Genuine Parts Co.	12,218	664,659

Diversified Consumer Services 0.1%
Apollo Group, Inc. Class A (a)	9,479	414,043
DeVry, Inc.	4,766	281,814
H&R Block, Inc.	23,908	383,484

		1,079,341

Diversified Financial Services 3.7%
Bank of America Corp.	788,749	8,644,689
Citigroup, Inc.	227,343	9,466,563
CME Group, Inc.	5,213	1,520,059
IntercontinentalExchange, Inc. (a)	5,741	715,960
JPMorgan Chase & Co.	309,311	12,663,192
Leucadia National Corp.	15,420	525,822
Moody’s Corp.	15,427	591,626
NASDAQ OMX Group, Inc. (The) (a)	11,571	292,746
NYSE Euronext	20,379	698,388

		35,119,045

Diversified Telecommunication Services 2.7%
X AT&T, Inc.	460,968	14,479,005
CenturyLink, Inc.	46,746	1,889,941
Frontier Communications Corp.	76,968	621,132
Verizon Communications, Inc.	220,215	8,198,604
Windstream Corp.	39,696	514,460

		25,703,142

Electric Utilities 1.8%
American Electric Power Co., Inc.	37,503	1,413,113
Duke Energy Corp.	103,631	1,951,372
Edison International	25,263	978,941
Entergy Corp.	13,853	945,883
Exelon Corp.	51,560	2,208,830
FirstEnergy Corp.	32,554	1,437,259
NextEra Energy, Inc.	32,845	1,887,274
Northeast Utilities	13,655	480,246
Pepco Holdings, Inc.	17,361	340,796
Pinnacle West Capital Corp.	8,422	375,453

M-310 MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Electric Utilities (continued)

PPL Corp.	44,940	$1,250,680
Progress Energy, Inc.	22,926	1,100,677
Southern Co.	66,096	2,668,957

		17,039,481

Electrical Equipment 0.5%
Emerson Electric Co.	58,510	3,291,187
Rockwell Automation, Inc.	11,233	974,575
Roper Industries, Inc.	7,465	621,835

		4,887,597

Electronic Equipment & Instruments 0.4%
Amphenol Corp. Class A	13,712	740,311
Corning, Inc.	122,201	2,217,948
FLIR Systems, Inc.	12,430	419,015
Jabil Circuit, Inc.	15,205	307,141
Molex, Inc.	10,676	275,121

		3,959,536

Energy Equipment & Services 2.3%
Baker Hughes, Inc.	33,832	2,454,850
Cameron International Corp. (a)	19,073	959,181
Diamond Offshore Drilling, Inc.	5,391	379,580
FMC Technologies, Inc. (a)	18,607	833,408
Halliburton Co.	71,225	3,632,475
Helmerich & Payne, Inc.	8,327	550,581
Nabors Industries, Ltd. (a)	22,368	551,147
National-Oilwell Varco, Inc.	32,932	2,575,612
Noble Corp.	19,629	773,579
Rowan Cos., Inc. (a)	9,921	385,034
Schlumberger, Ltd.	105,635	9,126,864

		22,222,311

Food & Staples Retailing 2.3%
Costco Wholesale Corp.	34,005	2,762,566
CVS Caremark Corp.	105,546	3,966,419
Kroger Co. (The)	47,223	1,171,130
Safeway, Inc.	27,572	644,358
SUPERVALU, Inc.	16,486	155,133
Sysco Corp.	45,418	1,416,133
Wal-Mart Stores, Inc.	148,715	7,902,715
Walgreen Co.	71,259	3,025,657
Whole Foods Market, Inc.	11,626	737,670

		21,781,781

Food Products 1.7%
Archer-Daniels-Midland Co.	53,090	1,600,664
Campbell Soup Co.	14,179	489,884
ConAgra Foods, Inc.	31,771	820,010
Dean Foods Co. (a)	14,082	172,786
General Mills, Inc.	49,693	1,849,573
H.J. Heinz Co.	25,051	1,334,717
Hershey Co. (The)	11,982	681,177
Hormel Foods Corp.	10,741	320,189
J.M. Smucker Co. (The)	9,031	690,330
Kellogg Co.	19,571	1,082,668
Kraft Foods, Inc. Class A	136,833	4,820,627
McCormick & Co., Inc.	10,334	512,256
Mead Johnson Nutrition Co.	15,869	1,071,951
Sara Lee Corp.	45,472	863,513
Tyson Foods, Inc. Class A	23,144	449,456

		16,759,801

Gas Utilities 0.1%
Nicor, Inc.	3,523	192,849
ONEOK, Inc.	8,338	617,095

		809,944

Health Care Equipment & Supplies 1.9%
Baxter International, Inc.	44,398	2,650,116
Becton, Dickinson & Co.	17,028	1,467,303
Boston Scientific Corp. (a)	118,955	821,979
C.R. Bard, Inc.	6,673	733,096
CareFusion Corp. (a)	17,229	468,112
Covidien PLC	38,588	2,054,039
DENTSPLY International, Inc.	11,071	421,584
Edwards Lifesciences Corp. (a)	8,928	778,343
Intuitive Surgical, Inc. (a)	3,054	1,136,424
Medtronic, Inc.	83,240	3,207,237
St. Jude Medical, Inc.	25,598	1,220,513
Stryker Corp.	25,974	1,524,414
Varian Medical Systems, Inc. (a)	9,122	638,722
Zimmer Holdings, Inc. (a)	14,925	943,260

		18,065,142

Health Care Providers & Services 2.2%
Aetna, Inc.	29,540	1,302,419
AmerisourceBergen Corp.	21,325	882,855
Cardinal Health, Inc.	27,236	1,237,059
CIGNA Corp.	21,103	1,085,327
Coventry Health Care, Inc. (a)	11,489	419,004
DaVita, Inc. (a)	7,434	643,859
Express Scripts, Inc. (a)	41,213	2,224,678
Humana, Inc.	13,123	1,056,926
Laboratory Corp. of America Holdings (a)	7,800	754,962
McKesson Corp.	19,625	1,641,631
Medco Health Solutions, Inc. (a)	31,120	1,758,902
Patterson Cos., Inc.	7,510	247,004
Quest Diagnostics, Inc.	12,248	723,857
Tenet Healthcare Corp. (a)	37,654	234,961
UnitedHealth Group, Inc.	84,335	4,349,999
WellPoint, Inc.	28,580	2,251,247

		20,814,690

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-311

Portfolio of Investments††† June 30, 2011 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)

Health Care Technology 0.1%
Cerner Corp. (a)	11,260	$688,099

Hotels, Restaurants & Leisure 1.8%
Carnival Corp.	33,728	1,269,185
Chipotle Mexican Grill, Inc. Class A (a)	2,411	743,046
Darden Restaurants, Inc.	10,620	528,451
International Game Technology	23,095	406,010
Marriott International, Inc. Class A	22,227	788,836
McDonald’s Corp.	80,765	6,810,105
Starbucks Corp.	58,349	2,304,202
Starwood Hotels & Resorts Worldwide, Inc.	15,186	851,024
Wyndham Worldwide Corp.	13,231	445,223
Wynn Resorts, Ltd.	5,924	850,331
Yum! Brands, Inc.	36,218	2,000,682

		16,997,095

Household Durables 0.4%
D.R. Horton, Inc.	21,700	249,984
Fortune Brands, Inc.	12,000	765,240
Harman International Industries, Inc.	5,403	246,215
Leggett & Platt, Inc.	11,123	271,179
Lennar Corp. Class A	12,313	223,481
Newell Rubbermaid, Inc.	22,508	355,176
Pulte Group, Inc. (a)	26,338	201,749
Stanley Black & Decker, Inc.	13,086	942,846
Whirlpool Corp.	5,890	478,975

		3,734,845

Household Products 2.1%
Clorox Co. (The)	10,382	700,162
Colgate-Palmolive Co.	38,055	3,326,388
Kimberly-Clark Corp.	30,591	2,036,137
X Procter & Gamble Co. (The)	217,274	13,812,108

		19,874,795

Independent Power Producers & Energy Traders 0.2%
AES Corp. (The) (a)	51,132	651,422
Constellation Energy Group, Inc.	15,658	594,378
NRG Energy, Inc. (a)	18,766	461,268

		1,707,068

Industrial Conglomerates 2.4%
3M Co.	55,311	5,246,248
X General Electric Co.	825,527	15,569,439
Tyco International, Ltd.	36,502	1,804,294

		22,619,981

Insurance 3.7%
ACE, Ltd.	26,294	1,730,671
Aflac, Inc.	36,406	1,699,432
Allstate Corp. (The)	40,707	1,242,785
American International Group, Inc. (a)	33,844	992,306
AON Corp.	25,729	1,319,898
Assurant, Inc.	7,514	272,533
Berkshire Hathaway, Inc. Class B (a)	134,761	10,429,154
Chubb Corp. (The)	22,772	1,425,755
Cincinnati Financial Corp.	12,607	367,872
Genworth Financial, Inc. Class A (a)	37,967	390,301
Hartford Financial Services Group, Inc. (The)	34,660	913,984
Lincoln National Corp.	24,563	699,800
Loews Corp.	24,185	1,017,946
Marsh & McLennan Cos., Inc.	42,637	1,329,848
MetLife, Inc.	82,280	3,609,623
Principal Financial Group, Inc.	24,854	756,058
Progressive Corp. (The)	50,884	1,087,900
Prudential Financial, Inc.	37,986	2,415,530
Torchmark Corp.	5,920	379,709
Travelers Cos., Inc. (The)	32,615	1,904,064
Unum Group	24,094	613,915
XL Group PLC	24,197	531,850

		35,130,934

Internet & Catalog Retail 0.9%
Amazon.com, Inc. (a)	27,798	5,684,413
Expedia, Inc.	15,533	450,302
Netflix, Inc. (a)	3,391	890,782
Priceline.com, Inc. (a)	3,865	1,978,609

		9,004,106

Internet Software & Services 1.6%
Akamai Technologies, Inc. (a)	14,533	457,354
eBay, Inc. (a)	88,773	2,864,705
Google, Inc. Class A (a)	19,566	9,907,831
Monster Worldwide, Inc. (a)	10,045	147,260
VeriSign, Inc.	13,114	438,794
Yahoo!, Inc. (a)	101,256	1,522,890

		15,338,834

IT Services 3.3%
Accenture PLC Class A	27,197	1,643,242
Automatic Data Processing, Inc.	38,897	2,049,094
Cognizant Technology Solutions Corp. Class A (a)	23,683	1,736,911
Computer Sciences Corp.	11,978	454,685
Fidelity National Information Services, Inc.	20,953	645,143
Fiserv, Inc. (a)	11,179	700,141
X International Business Machines Corp.	94,280	16,173,734
MasterCard, Inc. Class A	7,329	2,208,521
Paychex, Inc.	24,950	766,464
SAIC, Inc. (a)	21,727	365,448
Teradata Corp. (a)	13,139	790,968
Total System Services, Inc.	12,597	234,052

M-312 MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

IT Services (continued)

Visa, Inc. Class A	37,284	$3,141,550
Western Union Co. (The)	49,231	986,097

		31,896,050

Leisure Equipment & Products 0.1%
Hasbro, Inc.	10,651	467,898
Mattel, Inc.	27,056	743,770

		1,211,668

Life Sciences Tools & Services 0.5%
Agilent Technologies, Inc. (a)	27,092	1,384,672
Life Technologies Corp. (a)	13,915	724,554
PerkinElmer, Inc.	8,777	236,189
Thermo Fisher Scientific, Inc. (a)	29,833	1,920,947
Waters Corp. (a)	7,135	683,105

		4,949,467

Machinery 2.3%
Caterpillar, Inc.	50,164	5,340,459
Cummins, Inc.	15,276	1,580,913
Danaher Corp.	42,386	2,246,034
Deere & Co.	32,670	2,693,642
Dover Corp.	14,470	981,066
Eaton Corp.	26,559	1,366,461
Flowserve Corp.	4,336	476,483
Illinois Tool Works, Inc.	38,924	2,198,817
Ingersoll-Rand PLC	25,785	1,170,897
Joy Global, Inc.	8,176	778,682
PACCAR, Inc.	28,448	1,453,408
Pall Corp.	9,052	508,994
Parker Hannifin Corp.	12,624	1,132,878
Snap-On, Inc.	4,512	281,910

		22,210,644

Media 3.2%
Cablevision Systems Corp. Class A	17,916	648,738
CBS Corp. Class B	52,058	1,483,132
Comcast Corp. Class A	215,320	5,456,209
DIRECTV Class A (a)	59,783	3,038,172
Discovery Communications, Inc. Class A (a)	21,683	888,136
Gannett Co., Inc.	18,503	264,963
Interpublic Group of Cos., Inc. (The)	37,931	474,138
McGraw-Hill Cos., Inc. (The)	23,718	994,021
News Corp. Class A	177,877	3,148,423
Omnicom Group, Inc.	21,882	1,053,837
Scripps Networks Interactive Class A	7,066	345,386
Time Warner Cable, Inc.	26,194	2,044,180
Time Warner, Inc.	83,379	3,032,494
Viacom, Inc. Class B	45,545	2,322,795
Walt Disney Co. (The)	147,105	5,742,979
Washington Post Co. Class B	402	168,418

		31,106,021

Metals & Mining 1.1%
AK Steel Holding Corp.	8,510	134,118
Alcoa, Inc.	82,565	1,309,481
Allegheny Technologies, Inc.	8,216	521,469
Cliffs Natural Resources, Inc.	11,259	1,040,895
Freeport-McMoRan Copper & Gold, Inc.	73,739	3,900,793
Newmont Mining Corp.	38,429	2,074,013
Nucor Corp.	24,602	1,014,094
Titanium Metals Corp.	6,997	128,185
United States Steel Corp.	11,127	512,287

		10,635,335

Multi-Utilities 1.3%
Ameren Corp.	18,771	541,356
CenterPoint Energy, Inc.	33,114	640,756
CMS Energy Corp.	19,586	385,648
Consolidated Edison, Inc.	22,774	1,212,488
Dominion Resources, Inc.	44,820	2,163,461
DTE Energy Co.	13,092	654,862
Integrys Energy Group, Inc.	5,995	310,781
NiSource, Inc.	21,570	436,792
PG&E Corp.	30,976	1,301,921
Public Service Enterprise Group, Inc.	39,380	1,285,363
SCANA Corp.	8,897	350,275
Sempra Energy	18,601	983,621
TECO Energy, Inc.	16,640	314,330
Wisconsin Energy Corp.	18,142	568,752
Xcel Energy, Inc.	37,554	912,562

		12,062,968

Multiline Retail 0.7%
Big Lots, Inc. (a)	5,872	194,657
Family Dollar Stores, Inc.	9,523	500,529
J.C. Penney Co., Inc.	16,596	573,226
Kohl’s Corp.	21,880	1,094,219
Macy’s, Inc.	33,220	971,353
Nordstrom, Inc.	13,102	615,008
Sears Holdings Corp. (a)	3,354	239,609
Target Corp.	53,643	2,516,393

		6,704,994

Office Electronics 0.1%
Xerox Corp.	109,068	1,135,398

Oil, Gas & Consumable Fuels 10.1%
Alpha Natural Resources, Inc. (a)	17,587	799,153
Anadarko Petroleum Corp.	38,727	2,972,685
Apache Corp.	29,847	3,682,821

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-313

Portfolio of Investments††† June 30, 2011 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)

Oil, Gas & Consumable Fuels (continued)

Cabot Oil & Gas Corp.	8,084	$536,050
Chesapeake Energy Corp.	51,193	1,519,920
X Chevron Corp.	156,479	16,092,301
ConocoPhillips	110,027	8,272,930
CONSOL Energy, Inc.	17,641	855,236
Denbury Resources, Inc. (a)	30,975	619,500
Devon Energy Corp.	32,926	2,594,898
El Paso Corp.	59,856	1,209,091
EOG Resources, Inc.	20,895	2,184,572
EQT Corp.	11,570	607,657
X ExxonMobil Corp.	383,446	31,204,836
Hess Corp.	23,537	1,759,626
Marathon Oil Corp.	55,429	2,920,000
Murphy Oil Corp.	15,056	988,577
Newfield Exploration Co. (a)	10,294	700,198
Noble Energy, Inc.	13,736	1,231,158
Occidental Petroleum Corp.	63,274	6,583,027
Peabody Energy Corp.	21,074	1,241,469
Pioneer Natural Resources Co.	9,088	814,012
QEP Resources, Inc.	13,759	575,539
Range Resources Corp.	12,420	689,310
Southwestern Energy Co. (a)	27,081	1,161,233
Spectra Energy Corp.	50,596	1,386,836
Sunoco, Inc.	9,348	389,905
Tesoro Corp. (a)	11,077	253,774
Valero Energy Corp.	44,388	1,135,001
Williams Cos., Inc.	45,781	1,384,875

		96,366,190

Paper & Forest Products 0.1%
International Paper Co.	33,894	1,010,719
MeadWestvaco Corp.	13,237	440,925

		1,451,644

Personal Products 0.2%
Avon Products, Inc.	33,486	937,608
Estee Lauder Cos., Inc. (The) Class A	8,848	930,721

		1,868,329

Pharmaceuticals 5.6%
Abbott Laboratories	120,985	6,366,231
Allergan, Inc.	23,724	1,975,023
Bristol-Myers Squibb Co.	132,794	3,845,714
Eli Lilly & Co.	79,299	2,976,091
Forest Laboratories, Inc. (a)	22,275	876,299
Hospira, Inc. (a)	12,980	735,447
X Johnson & Johnson	213,370	14,193,372
Merck & Co., Inc.	240,260	8,478,775
Mylan, Inc. (a)	34,191	843,492
X Pfizer, Inc.	615,023	12,669,474
Watson Pharmaceuticals, Inc. (a)	9,845	676,647

		53,636,565

Professional Services 0.1%
Dun & Bradstreet Corp.	3,883	293,322
Equifax, Inc.	9,701	336,819
Robert Half International, Inc.	11,440	309,223

		939,364

Real Estate Investment Trusts 1.6%
Apartment Investment & Management Co. Class A	9,303	237,506
AvalonBay Communities, Inc.	6,797	872,735
Boston Properties, Inc.	11,337	1,203,536
Equity Residential	22,872	1,372,320
HCP, Inc.	31,605	1,159,587
Health Care REIT, Inc.	13,682	717,347
Host Hotels & Resorts, Inc.	53,412	905,333
Kimco Realty Corp.	31,464	586,489
Plum Creek Timber Co., Inc.	12,531	508,007
ProLogis, Inc.	35,357	1,267,195
Public Storage	10,891	1,241,683
Simon Property Group, Inc.	22,831	2,653,647
Ventas, Inc.	12,676	668,152
Vornado Realty Trust	12,764	1,189,349
Weyerhaeuser Co.	41,923	916,437

		15,499,323

Real Estate Management & Development 0.1%
CB Richard Ellis Group, Inc. Class A (a)	22,720	570,499

Road & Rail 0.9%
CSX Corp.	85,839	2,250,699
Norfolk Southern Corp.	27,494	2,060,125
Ryder System, Inc.	4,059	230,754
Union Pacific Corp.	38,182	3,986,201

		8,527,779

Semiconductors & Semiconductor Equipment 2.4%
Advanced Micro Devices, Inc. (a)	44,955	314,235
Altera Corp.	25,082	1,162,551
Analog Devices, Inc.	23,323	912,862
Applied Materials, Inc.	102,613	1,334,995
Broadcom Corp. Class A (a)	37,140	1,249,390
First Solar, Inc. (a)	4,225	558,841
Intel Corp.	412,707	9,145,587
KLA-Tencor Corp.	13,012	526,726
Linear Technology Corp.	17,727	585,345
LSI Corp. (a)	47,662	339,353
MEMC Electronic Materials, Inc. (a)	17,622	150,316
Microchip Technology, Inc.	14,827	562,092

M-314 MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Semiconductors & Semiconductor Equipment (continued)

Micron Technology, Inc. (a)	67,041	$501,467
National Semiconductor Corp.	18,770	461,930
Novellus Systems, Inc. (a)	6,952	251,245
NVIDIA Corp. (a)	46,726	744,579
Teradyne, Inc. (a)	14,435	213,638
Texas Instruments, Inc.	90,385	2,967,339
Xilinx, Inc.	20,676	754,054

		22,736,545

Software 3.6%
Adobe Systems, Inc. (a)	39,267	1,234,947
Autodesk, Inc. (a)	17,977	693,912
BMC Software, Inc. (a)	13,767	753,055
CA, Inc.	29,547	674,853
Citrix Systems, Inc. (a)	14,634	1,170,720
Compuware Corp. (a)	17,327	169,112
Electronic Arts, Inc. (a)	25,878	610,721
Intuit, Inc. (a)	21,297	1,104,462
X Microsoft Corp.	577,637	15,018,562
Oracle Corp.	303,311	9,981,965
Red Hat, Inc. (a)	15,025	689,648
Salesforce.com, Inc. (a)	9,380	1,397,432
Symantec Corp. (a)	58,811	1,159,753

		34,659,142

Specialty Retail 1.8%
Abercrombie & Fitch Co. Class A	6,853	458,603
AutoNation, Inc. (a)	4,874	178,437
AutoZone, Inc. (a)	1,968	580,265
Bed Bath & Beyond, Inc. (a)	19,392	1,131,911
Best Buy Co., Inc.	25,114	788,831
Carmax, Inc. (a)	17,580	581,371
GameStop Corp. Class A (a)	10,940	291,770
Gap, Inc. (The)	30,420	550,602
Home Depot, Inc. (The)	123,980	4,490,556
Limited Brands, Inc.	19,632	754,850
Lowe’s Cos., Inc.	101,385	2,363,284
O’Reilly Automotive, Inc. (a)	10,754	704,495
RadioShack Corp.	5,303	70,583
Ross Stores, Inc.	9,104	729,412
Staples, Inc.	55,512	877,090
Tiffany & Co.	9,941	780,567
TJX Cos., Inc.	30,055	1,578,789
Urban Outfitters, Inc. (a)	9,696	272,942

		17,184,358

Textiles, Apparel & Luxury Goods 0.6%
Coach, Inc.	22,854	1,461,056
NIKE, Inc. Class B	29,525	2,656,659
Polo Ralph Lauren Corp.	5,006	663,846
VF Corp.	6,812	739,511

		5,521,072

Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp, Inc.	40,809	334,226
People’s United Financial, Inc.	29,380	394,867

		729,093

Tobacco 1.6%
Altria Group, Inc.	162,949	4,303,483
Lorillard, Inc.	11,186	1,217,820
Philip Morris International, Inc.	138,431	9,243,038
Reynolds American, Inc.	26,231	971,858

		15,736,199

Trading Companies & Distributors 0.2%
Fastenal Co.	22,868	823,019
W.W. Grainger, Inc.	4,529	695,881

		1,518,900

Wireless Telecommunication Services 0.3%
American Tower Corp. Class A (a)	30,874	1,615,636
MetroPCS Communications, Inc. (a)	20,665	355,645
Sprint Nextel Corp. (a)	232,873	1,255,186

		3,226,467

Total Common Stocks (Cost $551,374,308)		937,018,444	(b)

	Principal
	Amount
Short-Term Investments 2.3%

Repurchase Agreement 0.0% ‡
State Street Bank and Trust Co. 0.01%, dated 6/30/11 due 7/1/11 Proceeds at Maturity $46,066 (Collateralized by a United States Treasury Note with a rate of 1.375% and a maturity date of 5/15/13, with a Principal Amount of $50,000 and a Market Value of $50,959)	$46,066	46,066

Total Repurchase Agreement (Cost $46,066)		46,066

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-315

Portfolio of Investments††† June 30, 2011 (Unaudited) (continued)

	Principal
	Amount	Value
Short-Term Investments (continued)

U.S. Government 2.3%
United States Treasury Bills
0.034%, due 10/6/11 (c)	$18,800,000	$18,798,308
0.037%, due 10/27/11 (c)(d)	3,600,000	3,599,568

Total U.S. Government (Cost $22,399,832)		22,397,876

Total Short-Term Investments (Cost $22,445,898)		22,443,942

Total Investments (Cost $573,820,206) (f)	100.1%	959,462,386
Other Assets, Less Liabilities	(0.1)	(844,269)
Net Assets	100.0%	$958,618,117

		Unrealized
	Contracts	Appreciation
	Long	(Depreciation) (e)
Futures Contracts 0.1%

Standard & Poor’s Index Mini September 2011	320	$703,546

Total Futures Contracts (Settlement Value $21,048,000) (b)		$703,546

†††	On a daily basis New York Life Investments confirms that the value of the Portfolio’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	The combined market value of common stocks and settlement value of Standard & Poor’s 500 Index futures contracts represents 99.9% of net assets.
(c)	Interest rate presented is yield to maturity.
(d)	Represents a security, or a portion thereof, which is maintained at the broker as collateral for futures contracts.
(e)	Represents the difference between the value of the contracts at the time they were opened and the value at June 30, 2011.
(f)	At June 30, 2011, cost is $601,610,468 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$431,321,699
Gross unrealized depreciation	(73,469,781)

Net unrealized appreciation	$357,851,918

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011, for valuing the Portfolio’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks	$937,018,444	$—	$—	$937,018,444
Short-Term Investments
Repurchase Agreement	—	46,066	—	46,066
U.S. Government	—	22,397,876	—	22,397,876

Total Short-Term Investments	—	22,443,942	—	22,443,942

Total Investments in Securities	937,018,444	22,443,942	—	959,462,386

Other Financial Instruments
Futures Contracts Long (b)	703,546	—	—	703,546

Total Investments in Securities and Other Financial Instruments	$937,721,990	$22,443,942	$—	$960,165,932

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation as shown on the Portfolio of Investments.

For the period ended June 30, 2011, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At June 30, 2011, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-316 MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2011 (Unaudited)

Assets
Investment in securities, at value (identified cost $573,820,206)	$959,462,386
Receivables:
Dividends and interest	1,189,832
Variation margin on futures contracts	179,811
Investment securities sold	150,829
Fund shares sold	94,229
Other assets	10,887

Total assets	961,087,974

Liabilities
Payables:
Investment securities purchased	1,651,733
Fund shares redeemed	413,350
Manager (See Note 3)	192,789
Shareholder communication	95,438
Professional fees	50,731
NYLIFE Distributors (See Note 3)	50,020
Custodian	3,775
Accrued expenses	12,021

Total liabilities	2,469,857

Net assets	$958,618,117

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$35,621
Additional paid-in capital	673,183,980

673,219,601
Undistributed net investment income	22,578,302
Accumulated net realized gain (loss) on investments and futures transactions	(123,525,512)
Net unrealized appreciation (depreciation) on investments and futures contracts	386,345,726

Net assets	$958,618,117

Initial Class
Net assets applicable to outstanding shares	$710,022,830

Shares of beneficial interest outstanding	26,352,907

Net asset value per share outstanding	$26.94

Service Class
Net assets applicable to outstanding shares	$248,595,287

Shares of beneficial interest outstanding	9,268,208

Net asset value per share outstanding	$26.82

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-317

Statement of Operations for the six months ended June 30, 2011 (Unaudited)

Investment Income (Loss)
Income
Dividends	$9,360,147
Interest	11,502

Total income	9,371,649

Expenses
Manager (See Note 3)	1,457,130
Distribution and service—Service Class (See Note 3)	311,687
Shareholder communication	85,423
Professional fees	71,362
Trustees	14,508
Custodian	13,579
Miscellaneous	24,972

Total expenses before waiver/reimbursement	1,978,661
Expense waiver/reimbursement from Manager (See Note 3)	(242,887)

Net expenses	1,735,774

Net investment income (loss)	7,635,875

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Security transactions	8,470,465
Futures transactions	1,706,692

Net realized gain (loss) on investments and futures transactions	10,177,157

Net change in unrealized appreciation (depreciation) on:
Investments	37,574,171
Futures contracts	164,886

Net change in unrealized appreciation (depreciation) on investments and futures contracts	37,739,057

Net realized and unrealized gain (loss) on investments and futures transactions	47,916,214

Net increase (decrease) in net assets resulting from operations	$55,552,089

M-318 MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the six months ended June 30, 2011 (Unaudited) and the year ended December 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,635,875	$15,008,314
Net realized gain (loss) on investments and futures transactions	10,177,157	6,880,810
Net change in unrealized appreciation (depreciation) on investments and futures contracts	37,739,057	103,483,298

Net increase (decrease) in net assets resulting from operations	55,552,089	125,372,422

Dividends to shareholders:
From net investment income:
Initial Class	—	(12,153,990)
Service Class	—	(3,577,921)

Total dividends to shareholders	—	(15,731,911)

Capital share transactions:
Net proceeds from sale of shares	16,316,281	28,214,228
Net asset value of shares issued to shareholders in reinvestment of dividends	—	15,731,911
Cost of shares redeemed	(75,464,431)	(121,897,210)

Increase (decrease) in net assets derived from capital share transactions	(59,148,150)	(77,951,071)

Net increase (decrease) in net assets	(3,596,061)	31,689,440

Net Assets
Beginning of period	962,214,178	930,524,738

End of period	$958,618,117	$962,214,178

Undistributed net investment income at end of period	$22,578,302	$14,942,427

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-319

Financial Highlights selected per share data and ratios

	Initial Class
	Six months
	ended
	June 30,		Year ended December 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$25.45		$22.58	$18.35	$30.05	$29.01	$25.25

Net investment income (loss) (a)	0.22		0.40	0.39	0.51	0.53	0.44
Net realized and unrealized gain (loss) on investments	1.27		2.90	4.40	(11.61)	1.00	3.47

Total from investment operations	1.49		3.30	4.79	(11.10)	1.53	3.91

Less dividends:
From net investment income	—		(0.43)	(0.56)	(0.60)	(0.49)	(0.15)

Net asset value at end of period	$26.94		$25.45	$22.58	$18.35	$30.05	$29.01

Total investment return	5.85	%(b)(c)	14.73%	26.26%	(37.01%)	5.22%	15.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.64	%††	1.71%	1.99%	2.04%	1.73%	1.66%
Net expenses	0.29	%††	0.30%	0.30%	0.30%	0.28%	0.35%
Expenses (before waiver/reimbursement)	0.34	%††	0.35%	0.35%	0.35%	0.33%	0.35%
Portfolio turnover rate	2%		4%	15%	5%	4%	5%
Net assets at end of period (in 000’s)	$710,023		$719,103	$709,736	$630,244	$1,134,325	$1,241,402

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Six months
	ended
	June 30,		Year ended December 31,
	2011*		2010	2009	2008	2007	2006
Net asset value at beginning of period	$25.36		$22.52	$18.30	$29.91	$28.90	$25.18

Net investment income (loss) (a)	0.18		0.34	0.34	0.45	0.45	0.38
Net realized and unrealized gain (loss) on investments	1.28		2.88	4.38	(11.54)	0.99	3.44

Total from investment operations	1.46		3.22	4.72	(11.09)	1.44	3.82

Less dividends:
From net investment income	—		(0.38)	(0.50)	(0.52)	(0.43)	(0.10)

Net asset value at end of period	$26.82		$25.36	$22.52	$18.30	$29.91	$28.90

Total investment return	5.76	%(b)	14.44%	25.95%	(37.17%)	4.96%	15.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.39	%††	1.46%	1.74%	1.79%	1.49%	1.41%
Net expenses	0.54	%††	0.55%	0.55%	0.55%	0.53%	0.60%
Expenses (before waiver/reimbursement)	0.59	%††	0.60%	0.60%	0.60%	0.58%	0.60%
Portfolio turnover rate	2%		4%	15%	5%	4%	5%
Net assets at end of period (in 000’s)	$248,595		$243,111	$220,788	$179,715	$301,185	$274,579

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.

M-320 MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP U.S. Small Cap Portfolio
Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2011

					Gross
					Expense
Class	Six Months	One Year	Five Years	Ten Years[1]	Ratio[2]

Initial Class Shares	5.45%	37.05%	6.70%	5.44%	0.85%

Service Class Shares[3]	5.32	36.71	6.43	5.18	1.10

	Six	One	Five	Ten
Benchmark Performance	Months	Year	Years	Years

Russell 2500tm Index[4]	8.06%	39.28%	5.20%	7.40%

Average Lipper Variable Products Small-Cap Core Portfolio[5]	6.54	37.73	3.82	5.96

1.	Performance figures shown for the ten-year period ended June 30, 2011 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 5.44% for Initial Class shares and 5.17% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.	The Average Lipper Variable Products Small-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity small-cap ceiling. Small-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per share growth value compared to the S&P SmallCap 600® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com    M-321

Cost in Dollars of a $1,000 Investment in MainStay VP U.S. Small Cap Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2011, to June 30, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2011, to June 30, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	1/1/11	6/30/11	Period[1]	6/30/11	Period[1]
Initial Class Shares	$1,000.00	$1,054.50	$4.23	$1,020.70	$4.16

Service Class Shares	$1,000.00	$1,053.20	$5.50	$1,019.40	$5.41

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.83% for Initial Class and 1.08% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

M-322    MainStay VP U.S. Small Cap Portfolio

Industry Composition as of June 30, 2011 (Unaudited)

Machinery	8.0%
Specialty Retail	5.8
Health Care Equipment & Supplies	5.3
Textiles, Apparel & Luxury Goods	5.3
Thrifts & Mortgage Finance	5.0
Chemicals	4.6
Aerospace & Defense	4.4
Exchange Traded Funds	4.3
Commercial Banks	4.2
Multi-Utilities	4.1
Building Products	3.2
Auto Components	3.1
Software	2.9
Electronic Equipment & Instruments	2.4
Pharmaceuticals	2.4
Biotechnology	2.3
Food Products	2.2
IT Services	2.2
Insurance	2.2
Energy Equipment & Services	2.1
Electrical Equipment	2.0
Wireless Telecommunication Services	2.0
Road & Rail	1.9
Electric Utilities	1.7
Metals & Mining	1.7
Diversified Consumer Services	1.6
Capital Markets	1.5
Communications Equipment	1.5
Household Durables	1.5
Computers & Peripherals	1.4
Hotels, Restaurants & Leisure	1.4
Diversified Financial Services	1.3
Semiconductors & Semiconductor Equipment	1.3
Health Care Providers & Services	1.2
Professional Services	0.8
Short-Term Investment	2.4
Other Assets, Less Liabilities	–1.2

100.0%

See Portfolio of Investment beginning on page M-326 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2011 (excluding short-term investment)

1.	iShares Russell 2000 Index Fund
2.	Endo Pharmaceuticals Holdings, Inc.
3.	Alkermes, Inc.
4.	Corn Products International, Inc.
5.	Woodward Governor Co.
6.	NTELOS Holdings Corp.
7.	Kennametal, Inc.
8.	Esterline Technologies Corp.
9.	Mueller Industries, Inc.
10.	Westar Energy, Inc.

mainstayinvestments.com    M-323

Portfolio Management Discussion and Analysis

Questions answered by David N. Pearl, CFA, William W. Priest, CFA, and Michael A. Welhoelter, CFA, of Epoch Investment Partners, Inc. (“Epoch”), the Portfolio’s Subadvisor.

How did MainStay VP U.S. Small Cap Portfolio perform relative to its peers and its benchmark during the six months ended June 30, 2011?

For the six months ended June 30, 2011, MainStay VP U.S. Small Cap Portfolio returned 5.45% for Initial Class shares and 5.32% for Service Class shares. Both share classes underperformed the 6.54% return of the average Lipper1 Variable Products Small-Cap Core Portfolio and the 8.06% return of the Russell 2500tm Index1 for the six months ended June 30, 2011. The Russell 2500tm Index is the Portfolio’s broad-based securities-market Index.

What factors affected the Portfolio’s relative perfor-
mance during the reporting period?

The Portfolio lagged the strong upward climb in share prices in the first quarter of 2011 but held up slightly better than the Russell 2500tm Index as stocks declined in the second quarter. Stock selection in the information technology and financials sectors were the main detractors over the reporting period.

Which sectors were the strongest contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The strongest-contributing sectors to the Portfolio’s performance relative to the Russell 2500tm Index were consumer discretionary, health care and materials. (Contributions take weightings and total returns into account.) Favorable stock selection within all three sectors drove the relative performance, while sector allocation was a net neutral. The three weakest-contributing sectors to the Portfolio’s relative performance during the reporting period were information technology, financials and energy.

During the reporting period, which individual stocks made the strongest contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The strongest contributors to the Portfolio’s absolute performance were specialty pharmaceuticals company Alkermes, semiconductor company Varian Semiconductor Equipment Associates and household durables company Tupperware. Alkermes expanded its breadth of offerings through the announced acquisition of Irish pharmaceutical company Elan, which we believe may be a truly transformative event for the company. Varian Semiconductor Equipment Associates’ shares rose on an acquisition bid by Applied Materials. Tupperware benefited from better-than-expected sales.

During the reporting period, insurance company Platinum Underwriters, digital multichannel audio technology provider DTS and video game maker THQ were the weakest contributors to the Portfolio’s absolute performance. Platinum Underwriters was hurt as losses from natural disasters—such as earthquakes in Japan and New Zealand and flooding in Australia and the United States—took a toll on earnings. With the company facing further losses, we chose to exit the position to pursue what we felt were better opportunities. Although DTS experienced a pullback in performance, the Portfolio continues to hold the security based on strong company fundamentals. THQ suffered as the video game industry continued to see disappointing retail sales. We believe that company management has done a good job of streamlining development and has positioned THQ for a rebound in sales.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, we purchased a position for the Portfolio in apparel retailer Perry Ellis International. Perry Ellis recently acquired retailer Rafealla, which gives the company an entrée into the woman’s apparel business. In addition to obvious synergies, Perry Ellis will open many distribution channels for Rafealla, which were previously closed because of the company’s ownership structure.

The Portfolio also initiated a position in Diebold, a leading global provider of automated teller machines (ATMs) with a truly global revenue mix. The company has experienced an uptick in orders after a multiyear lag. We believe that the industry is at the beginning stages of a multiyear upgrade cycle driven by competition and regulatory and security concerns. Although mature, Diebold has an attractive business and nicely fits our investment philosophy. It gets more than half its revenue from recurring services, which provide a barrier to entry. It has a solid balance sheet, generates strong free cash flow and has paid a dividend for 58 consecutive years. In addition, the company has announced a large repurchase plan for 2011.

During the reporting period, we eliminated the Portfolio’s position in Platinum Underwriters, as we believe that the company will face additional losses from the previously mentioned nat-
ural disasters. We sold the Portfolio’s position in KB Home on strength after a robust first quarter. Varian Semiconductor was sold after a takeout by Applied Materials was announced.

Hudson City Bancorp is the holding company for Hudson City Savings Bank, which operates mainly in New Jersey and New York. The bank’s single-focus business model is to offer, originate and hold jumbo mortgages. The bank had significant excess capital and a very low expense ratio and generated better-than-peer credit performance. It did a good job of managing interest-rate risk by matching long-term loans with long-term debt from the Federal Home Loan Bank and investing short-term deposits. However, their regulator recently decided it did not like the structure of the bank’s balance sheet, feeling that the company was overly exposed to the FHLB. As a result, Hudson City Savings Bank announced that it would restructure its balance sheet. Concerned that the restructuring would lead

1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indexes and other indexes and service providers mentioned in the reports.

M-324    MainStay VP U.S. Small Cap Portfolio

to a dividend cut and ultimately to reduced earnings power, we chose to exit the position.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio did not significantly change its relative or absolute sector weights during the reporting period. In utilities and industrials, overweight positions relative to the Russell 2500tm Index were reduced modestly. In materials, the Portfolio increased its weighting, moving the Portfolio from an underweight position closer to a market-neutral position.

How was the Portfolio positioned at the end of the reporting period?

While we have top-down views on the economy and global markets, our sector weightings are primarily driven by bottom-up fundamentals. As of June 30, 2011, overweight positions included consumer discretionary—based on company-specific opportunities—and industrials. As of the same date, the Portfolio’s underweight sector positions included financials, information technology and energy. In financials, we remain skeptical about the sector’s outlook. While we are generally positive on the energy sector, we prefer many of the energy service companies, where we find small-cap opportunities to be limited. In addition, we are not particularly bullish on natural gas, which makes up a large component of the small-cap energy sector.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP U.S. Small Cap Portfolio on this page and the preceding pages has not been audited.

mainstayinvestments.com    M-325

Portfolio of Investments June 30, 2011 (Unaudited)

	Shares	Value
Common Stocks 94.5%†

Aerospace & Defense 4.4%
Curtiss-Wright Corp.	124,850	$4,041,394
X Esterline Technologies Corp. (a)	70,400	5,378,560
Hexcel Corp. (a)	165,100	3,614,039

		13,033,993

Auto Components 3.1%
Dana Holding Corp. (a)	240,700	4,404,810
Tenneco, Inc. (a)	107,300	4,728,711

		9,133,521

Biotechnology 2.3%
X Alkermes, Inc. (a)	366,899	6,824,321

Building Products 3.2%
Armstrong World Industries, Inc.	83,700	3,813,372
Masco Corp.	140,350	1,688,411
Simpson Manufacturing Co., Inc.	128,900	3,850,243

		9,352,026

Capital Markets 1.5%
Duff & Phelps Corp.	111,372	1,428,903
Waddell & Reed Financial, Inc. Class A	86,150	3,131,552

		4,560,455

Chemicals 4.6%
Chemtura Corp. (a)	250,400	4,557,280
Methanex Corp.	152,300	4,779,174
Nalco Holding Co.	157,450	4,378,684

		13,715,138

Commercial Banks 4.2%
Bank of Hawaii Corp.	94,050	4,375,206
Investors Bancorp, Inc. (a)	299,200	4,248,640
Texas Capital Bancshares, Inc. (a)	146,200	3,776,346

		12,400,192

Communications Equipment 1.5%
Harmonic, Inc. (a)	602,023	4,352,626

Computers & Peripherals 1.4%
Diebold, Inc.	132,700	4,115,027

Diversified Consumer Services 1.6%
Service Corp. International	405,350	4,734,488

Diversified Financial Services 1.3%
CBOE Holdings, Inc.	152,950	3,762,570

Electric Utilities 1.7%
X Westar Energy, Inc.	191,450	5,151,920

Electrical Equipment 2.0%
X Woodward Governor Co.	170,050	5,927,943

Electronic Equipment & Instruments 2.4%
DTS, Inc. (a)	94,277	3,822,932
MTS Systems Corp.	77,850	3,256,466

		7,079,398

Energy Equipment & Services 2.1%
Cal Dive International, Inc. (a)	562,400	3,363,152
Dril-Quip, Inc. (a)	43,481	2,949,316

		6,312,468

Food Products 2.2%
X Corn Products International, Inc.	119,450	6,603,196

Health Care Equipment & Supplies 5.3%
Alere, Inc. (a)	75,500	2,764,810
Haemonetics Corp. (a)	61,850	3,981,285
SonoSite, Inc. (a)	131,150	4,612,545
Teleflex, Inc.	70,200	4,286,412

		15,645,052

Health Care Providers & Services 1.2%
Bio-Reference Laboratories, Inc. (a)	176,605	3,691,045

Hotels, Restaurants & Leisure 1.4%
Multimedia Games, Inc. (a)	321,920	1,464,736
Shuffle Master, Inc. (a)	300,100	2,807,436

		4,272,172

Household Durables 1.5%
Ryland Group, Inc. (The)	128,900	2,130,717
Tupperware Brands Corp.	31,972	2,156,511

		4,287,228

Insurance 2.2%
Arthur J. Gallagher & Co.	128,650	3,671,671
Validus Holdings, Ltd.	94,956	2,938,888

		6,610,559

IT Services 2.2%
Forrester Research, Inc.	52,885	1,743,090
NeuStar, Inc. Class A (a)	183,100	4,797,220

		6,540,310

Machinery 8.0%
Actuant Corp. Class A	52,200	1,400,526
Harsco Corp.	109,550	3,571,330

†	Percentages indicated are based on Portfolio net assets.

X	Among the Portfolio’s 10 largest holdings, as of June 30, 2011, excluding short-term investment. May be subject to change daily.

M-326 MainStay VP U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Machinery (continued)

Kaydon Corp.	77,150	$2,879,238
X Kennametal, Inc.	129,781	5,478,056
X Mueller Industries, Inc.	141,509	5,364,606
Wabtec Corp.	76,937	5,056,300

		23,750,056

Metals & Mining 1.7%
RTI International Metals, Inc. (a)	129,800	4,980,426

Multi-Utilities 4.1%
CMS Energy Corp.	152,750	3,007,648
NSTAR	90,876	4,178,478
Vectren Corp.	182,450	5,083,057

		12,269,183

Pharmaceuticals 2.4%
X Endo Pharmaceuticals Holdings, Inc. (a)	179,750	7,220,558

Professional Services 0.8%
Resources Connection, Inc.	188,300	2,267,132

Road & Rail 1.9%
Con-Way, Inc.	102,350	3,972,204
Genesee & Wyoming, Inc. Class A (a)	27,466	1,610,606

		5,582,810

Semiconductors & Semiconductor Equipment 1.3%
MEMC Electronic Materials, Inc. (a)	119,700	1,021,041
Teradyne, Inc. (a)	187,800	2,779,440

		3,800,481

Software 2.9%
S1 Corp. (a)	596,850	4,464,438
Solera Holdings, Inc.	42,750	2,529,090
THQ, Inc. (a)	477,140	1,727,247

		8,720,775

Specialty Retail 5.8%
Express, Inc.	226,300	4,933,340
JoS. A. Bank Clothiers, Inc. (a)	70,650	3,533,206
Monro Muffler Brake, Inc.	109,325	4,076,729
Sonic Automotive, Inc.	220,950	3,236,918
Stage Stores, Inc.	84,110	1,413,048

		17,193,241

Textiles, Apparel & Luxury Goods 5.3%
G-III Apparel Group, Ltd. (a)	126,100	4,347,928
Iconix Brand Group, Inc. (a)	178,150	4,311,230
Perry Ellis International, Inc. (a)	136,550	3,447,887
Warnaco Group, Inc. (The) (a)	71,600	3,741,100

		15,848,145

Thrifts & Mortgage Finance 5.0%
BankUnited, Inc.	98,550	2,615,517
Brookline Bancorp, Inc.	429,650	3,982,855
First Niagara Financial Group, Inc.	310,450	4,097,940
Washington Federal, Inc.	254,200	4,176,506

		14,872,818

Wireless Telecommunication Services 2.0%
X NTELOS Holdings Corp.	284,550	5,810,511

Total Common Stocks (Cost $243,924,464)		280,421,784

Exchange Traded Funds 4.3% (b)

X iShares Russell 2000 Index Fund	118,550	9,815,940
iShares Russell 2000 Value Index Fund	42,050	3,086,890

Total Exchange Traded Funds (Cost $11,371,636)		12,902,830

	Principal
	Amount
Short-Term Investment 2.4%

Repurchase Agreement 2.4%
State Street Bank and Trust Co. 0.01%, dated 6/30/11 due 7/1/11 Proceeds at Maturity $7,097,687 (Collateralized by a United States Treasury Note with a rate of 3.125% and a maturity date of 4/30/17, with a Principal Amount of $6,790,000 and a Market Value of $7,243,715)	$7,097,686	7,097,686

Total Short-Term Investment (Cost $7,097,686)		7,097,686

Total Investments (Cost $262,393,786) (c)	101.2%	300,422,300
Other Assets, Less Liabilities	(1.2)	(3,529,426)

Net Assets	100.0%	$296,892,874

(a)	Non-income producing security.
(b)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.
(c)	At June 30, 2011, cost is $262,892,630 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$45,245,095
Gross unrealized depreciation	(7,715,425)

Net unrealized appreciation	$37,529,670

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-327

Portfolio of Investments June 30, 2011 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011, for valuing the Portfolio’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks	$280,421,784	$—	$—	$280,421,784
Exchange Traded Funds	12,902,830	—	—	12,902,830
Short-Term Investment
Repurchase Agreement	—	7,097,686	—	7,097,686

Total Investments in Securities	$293,324,614	$7,097,686	$—	$300,422,300

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2011, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

										Change in
										Unrealized
										Appreciation
										(Depreciation)
										from
	Balance			Change in					Balance	Investments
	as of	Accrued	Realized	Unrealized			Transfers	Transfers	as of	Still Held at
	December 31,	Discounts	Gain	Appreciation			in to	out of	June 30,	June 30,
Investments in Securities	2010	(Premiums)	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2011	2011 (a)
Warrants Computers & Peripherals	$1	$—	$—	$(1)	$—	$—	$—	$—	$—	$—

Total	$1	$—	$—	$(1)	$—	$—	$—	$—	$—	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

M-328 MainStay VP U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2011 (Unaudited)

Assets
Investment in securities, at value (identified cost $262,393,786)	$300,422,300
Receivables:
Investment securities sold	608,341
Dividends and interest	284,066
Fund shares sold	25,699
Other assets	3,442

Total assets	301,343,848

Liabilities
Payables:
Investment securities purchased	4,046,664
Manager (See Note 3)	185,865
Fund shares redeemed	114,248
Shareholder communication	43,182
Professional fees	30,142
NYLIFE Distributors (See Note 3)	26,906
Custodian	915
Accrued expenses	3,052

Total liabilities	4,450,974

Net assets	$296,892,874

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$30,619
Additional paid-in capital	285,208,706

285,239,325
Undistributed net investment income	2,377,993
Accumulated net realized gain (loss) on investments	(28,752,958)
Net unrealized appreciation (depreciation) on investments	38,028,514

Net assets	$296,892,874

Initial Class
Net assets applicable to outstanding shares	$162,382,124

Shares of beneficial interest outstanding	16,538,357

Net asset value per share outstanding	$9.82

Service Class
Net assets applicable to outstanding shares	$134,510,750

Shares of beneficial interest outstanding	14,080,857

Net asset value per share outstanding	$9.55

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-329

Statement of Operations for the six months ended June 30, 2011 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$1,684,956
Interest	463

Total income	1,685,419

Expenses
Manager (See Note 3)	1,088,449
Distribution and service—Service Class (See Note 3)	166,545
Professional fees	34,875
Shareholder communication	15,134
Custodian	5,170
Trustees	3,597
Miscellaneous	7,002

Total expenses	1,320,772

Net investment income (loss)	364,647

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	6,676,287
Net change in unrealized appreciation (depreciation) on investments	6,983,781

Net realized and unrealized gain (loss) on investments	13,660,068

Net increase (decrease) in net assets resulting from operations	$14,024,715

(a)	Dividends recorded net of foreign withholding taxes in the amount of $7,216.

M-330 MainStay VP U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the six months ended June 30, 2011 (Unaudited) and the year ended December 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$364,647	$2,013,361
Net realized gain (loss) on investments	6,676,287	23,682,269
Net change in unrealized appreciation (depreciation) on investments	6,983,781	21,309,190

Net increase (decrease) in net assets resulting from operations	14,024,715	47,004,820

Dividends to shareholders:
From net investment income:
Initial Class	—	(62,966)

Capital share transactions:
Net proceeds from sale of shares	73,388,936	97,227,983
Net asset value of shares issued to shareholders in reinvestment of dividends	—	62,966
Cost of shares redeemed	(31,053,789)	(89,623,921)

Increase (decrease) in net assets derived from capital share transactions	42,335,147	7,667,028

Net increase (decrease) in net assets	56,359,862	54,608,882

Net Assets
Beginning of period	240,533,012	185,924,130

End of period	$296,892,874	$240,533,012

Undistributed net investment income at end of period	$2,377,993	$2,013,346

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-331

Financial Highlights selected per share data and ratios

	Initial Class
	Six months
	ended
	June 30,		Year ended December 31,
	2011*		2010	2009		2008	2007	2006
Net asset value at beginning of period	$9.31		$7.45	$5.28		$14.98	$11.45	$10.17

Net investment income (loss) (a)	0.02		0.08	(0.00	)‡	(0.01)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments	0.49		1.78	2.17		(6.90)	4.18	1.32

Total from investment operations	0.51		1.86	2.17		(6.91)	4.15	1.28

Less dividends and distributions:
From net investment income	—		(0.00)‡	—		—	—	—
From net realized gain on investments	—		—	—		(2.79)	(0.62)	—

Total dividends and distributions	—		(0.00)‡	—		(2.79)	(0.62)	—

Net asset value at end of period	$9.82		$9.31	$7.45		$5.28	$14.98	$11.45

Total investment return	5.48	%(b)(c)	25.03%	41.10	% (c)	(47.22%)	36.10%	12.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.39	%††	0.98%	(0.02%)		(0.13%)	(0.23%)	(0.34%)
Net expenses	0.83	%††	0.85%	1.08%		0.95%	0.92%	0.96	% #
Expenses (before waiver/reimbursement)	0.83	%††	0.85%	1.08%		0.95%	0.92%	0.97	% #
Portfolio turnover rate	18%		70%	186%		279%	179%	228%
Net assets at end of period (in 000’s)	$162,382		$107,627	$76,143		$14,963	$36,128	$27,772

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
#	Includes fees paid indirectly which amounted to 0.01% of average net assets for the year ended December 31, 2006.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

M-332 MainStay VP U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Six months
	ended
	June 30,		Year ended December 31,
	2011*		2010		2009		2008	2007	2006
Net asset value at beginning of period	$9.07		$7.27		$5.17		$14.80	$11.35	$10.10

Net investment income (loss) (a)	0.01		0.07		(0.02)		(0.04)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	0.47		1.73		2.12		(6.80)	4.14	1.32

Total from investment operations	0.48		1.80		2.10		(6.84)	4.07	1.25

Less distributions:
From net realized gain on investments	—		—		—		(2.79)	(0.62)	—

Net asset value at end of period	$9.55		$9.07		$7.27		$5.17	$14.80	$11.35

Total investment return	5.29	%(b)(c)	24.76	% (c)	40.62	% (c)	(47.35%)	35.76%	12.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.12	%††	0.84%		(0.39%)		(0.38%)	(0.48%)	(0.59%)
Net expenses	1.08	%††	1.10%		1.33%		1.20%	1.17%	1.21	% #
Expenses (before waiver/reimbursement)	1.08	%††	1.10%		1.33%		1.20%	1.17%	1.22	% #
Portfolio turnover rate	18%		70%		186%		279%	179%	228%
Net assets at end of period (in 000’s)	$134,511		$132,906		$109,781		$33,458	$62,478	$31,805

*	Unaudited.
††	Annualized.
#	Includes fees paid indirectly which amounted to 0.01% of average net assets for the year ended December 31, 2006.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com M-333

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company. The Portfolios (each a “Portfolio” and collectively, the “Portfolios”) are separate series of the Fund. Effective April 29, 2011, each Portfolio that was a series of the MainStay VP Series Fund, Inc., a Maryland corporation, merged into a corresponding “shell” series of the Fund. These reorganizations were not subject to shareholder approval under applicable law. Each shell series succeeded to the accounting and performance histories of its corresponding predecessor portfolio. Therefore, any such historical information provided for each Portfolio is that of the corresponding predecessor portfolio. On April 29, 2011, the Fund assumed MainStay VP Series Fund, Inc.’s registration statement pursuant to Rule 414 under the Securities Act of 1933, as amended and the 1940 Act. All information regarding and references to periods prior to April 29, 2011 relate to the respective predecessor portfolio.

The Portfolios commenced operations on the dates indicated below:

Commencement
of Operations	Portfolios

January 23, 1984	Bond and Common Stock Portfolios

January 29, 1993	Cash Management, Government, Growth Equity, Income Builder and S&P 500 Index Portfolios

May 1, 1995	High Yield Corporate Bond and International Equity Portfolios

October 1, 1996	Convertible Portfolio

May 1, 1998	ICAP Select Equity, Large Cap Growth and U.S. Small Cap Portfolios

July 2, 2001	Mid Cap Core Portfolio

May 2, 2005	Balanced and Floating Rate Portfolios

February 13, 2006	Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios

April 29, 2011	Flexible Bond Opportunities Portfolio

Shares of the Portfolios are currently offered to New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II and III, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolios are also offered to the Asset Allocation Portfolios (as defined below), which may invest in and own shares in any of the Portfolios or other MainStay Funds.

On May 13, 2003, the Board of Directors of MainStay VP Series Fund, Inc. adopted a Multiple Class Plan under which the existing shares of each of the Fund’s Portfolios, except the Cash Management Portfolio, were re-classified as Initial Class shares, and a second class of shares, the Service Class, was established. On April 5, 2011, the Board of Trustees (“Board”) of the Fund adopted a Multiple Class Plan that is the same in all material respects as the one adopted by the Board of MainStay VP Series Fund, Inc. Under the terms of the Multiple Class Plan, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003 are permitted to invest only in the Service Class shares.

The Service Class of each Portfolio commenced operations on the dates indicated below:

Commencement
of Operations	Portfolios

June 4, 2003	Bond, Government, High Yield Corporate Bond and Income Builder Portfolios

June 5, 2003	Common Stock, Convertible, Growth Equity, ICAP Select Equity, International Equity, Mid Cap Core, S&P 500 Index and U.S. Small Cap Portfolios

June 6, 2003	Large Cap Growth Portfolio

May 2, 2005	Balanced and Floating Rate Portfolios

February 13, 2006	Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios

April 29, 2011	Flexible Bond Opportunities Portfolio

The investment objectives for each of the Portfolios are as follows:

Balanced: to seek high total return.

Bond: to seek the highest income over the long term consistent with preservation of principal.

Cash Management: to seek a high level of current income while preserving capital and maintaining liquidity.

Common Stock: to seek long-term growth of capital, with income as a secondary consideration.

Conservative Allocation: to seek current income and, secondarily, long-term growth of capital.

Convertible: to seek capital appreciation together with current income.

Flexible Bond Opportunities: to seek to provide current income and total return by investing primarily in domestic and foreign debt securities.

Floating Rate: to seek to provide high current income.

Government: to seek a high level of current income, consistent with safety of principal.

Growth Allocation: to seek long-term growth of capital.

Growth Equity: to seek long-term growth of capital.

High Yield Corporate Bond: to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

ICAP Select Equity: to seek a superior total return.

Income Builder: to seek to realize current income consistent with reasonable opportunity for future growth of capital and income.

M-334    MainStay VP Funds Trust

International Equity: to seek to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

Large Cap Growth: to seek long-term growth of capital.

Mid Cap Core: to seek long-term growth of capital.

Moderate Allocation: to seek long-term growth of capital and, secondarily, current income.

Moderate Growth Allocation: to seek long-term growth of capital and, secondarily, current income.

S&P 500 Index: to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.

U.S. Small Cap: to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

The Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios (collectively, the “Asset Allocation Portfolios”) operate as “funds-of-funds.” The Asset Allocation Portfolios may invest in other Portfolios of the Fund as well as funds of Eclipse Funds and The MainStay Funds, each a Massachusetts business trust, Eclipse Funds Inc., a Maryland corporation, and MainStay Funds Trust, a Delaware statutory trust, for which New York Life Investment Management LLC also serves as manager (the “Underlying Portfolios/Funds”).

Note 2–Significant Accounting Policies

Each Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Portfolios are open for business (“valuation date”).

“Fair value” is defined as the price that a Portfolio would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Portfolios to measure fair value during the six-month period ended June 30, 2011, maximized the use of observable inputs and minimized the use of unobservable inputs. The Portfolios may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Portfolios have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Portfolios primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Portfolios may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended June 30, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of June 30, 2011, for each Portfolio’s investments is included at the end of each Portfolio’s respective Portfolio of Investments.

Investments in Underlying Portfolios/Funds are valued at their net asset value (“NAV”) at the close of business each day. These securities are generally categorized as Level 1 in the hierarchy. Securities held by the Underlying Portfolios/Funds are valued as described in the paragraphs below.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily

mainstayinvestments.com    M-335

Notes to Financial Statements (Unaudited) (continued)

traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded.

Debt securities (other than municipal debt securities) are valued at the evaluated bid prices (evaluated mean prices in the case of municipal securities) supplied by a pricing agent or brokers selected by the Portfolio’s Manager (as defined in Note 3(A)) in consultation with a Portfolio’s Subadvisor (as defined in Note 3(A)), if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Portfolios’ Manager, in consultation with a Portfolio’s Subadvisor, if any, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

The Cash Management Portfolio seeks to maintain a stable NAV of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so. An investment in the Cash Management Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the Cash Management Portfolio are valued daily at their NAV and the securities it holds are valued at their amortized cost per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. Securities valued at amortized cost are not obtained from a quoted price on an active market and are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service, and are generally categorized as Level 2 in the hierarchy. The Portfolios have engaged an independent pricing service to provide market value quotations from dealers in loans.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Portfolios’ Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of a Portfolio’s Manager or Subadvisor, if any, reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At June 30, 2011, the Convertible, Floating Rate, Government, High Yield Corporate Bond and Income Builder Portfolios held securities with values of $9,518, $802,768, $1,260,431, $14,866,589 and $500,922, respectively, that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by certain of the Portfolios principally trade, including the International Equity Portfolio, and the time at which the Portfolios’ NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, if any, conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor, if any, may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with a Portfolio’s policies and procedures and are generally categorized as Level 2 in the hierarchy. At June 30, 2011, foreign equity securities held by the Portfolios were not fair valued.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor, if any, might wish to sell it, and these securities could have the effect of decreasing the overall level of a Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Portfolio to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Portfolio. Under the supervision of the Board, the Manager or Subadvisor, if any, determines the liquidity of a Portfolio’s investments; in doing so, the Manager or Subadvisor, if any, may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) the dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B) Income Taxes. Each of the Portfolios is treated as a separate entity for federal income tax purposes. The Fund’s policy is to comply

M-336    MainStay VP Funds Trust

with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Investment income received by the Portfolios from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Portfolios’ financial statements. The Portfolios’ federal, state or local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. For the Cash Management and Floating Rate Portfolios, dividends are declared daily and paid monthly and distributions of net realized capital gains, if any, are declared and paid annually. Each of the other Portfolios intend to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, at least once a year. All dividends and distributions are reinvested in shares of the applicable Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. Each Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Dividends and distributions received by the Asset Allocation Portfolios from the Underlying Portfolios/Funds are recorded on the ex-dividend date. Discounts and premiums on securities purchased, other than Short-Term Investments, for all Portfolios are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of each Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the Distribution and Service Plan, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by each Portfolio, including those of related parties to the Portfolios, are shown on each Portfolio’s Statement of Operations.

In addition, each Asset Allocation Portfolio bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Because the Underlying Portfolios/Funds have varied expense and fee levels and the Asset Allocation Portfolios may own different proportions of the Underlying Portfolios/Funds at different times, the amount of fees and expenses incurred indirectly by each Asset Allocation Portfolio may vary.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. Each Portfolio may enter into repurchase agreements to earn income. The Portfolios may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Portfolio to the seller secured by the securities transferred to the Portfolio.

When a Portfolio invests in repurchase agreements, the Portfolio’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolios.

(H) Loan Assignments, Participations and Commitments. The Flexible Bond Opportunities, Floating Rate, High Yield Corporate Bond and Income Builder Portfolios may invest in loan assignments and participations. Loan assignments and participations (“loans”) are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Portfolios record an investment when the borrower withdraws money and record interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered

mainstayinvestments.com    M-337

Notes to Financial Statements (Unaudited) (continued)

by a designated U.S. bank or the London InterBank Offered Rate (“LIBOR”).

The loans in which the Portfolios may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, a Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

A Portfolio assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Portfolio and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, a Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of a Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. The unfunded amounts, if any, are marked-to-market and recorded in a Portfolio’s Statement of Assets and Liabilities. (See Note 5)

(I) Futures Contracts. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (i.e., foreign currency, interest rate, security, or securities index). The Portfolios are subject to equity price risk and interest price risk in the normal course of investing in these transactions. The Portfolios enter into futures contracts for hedging purposes, managing the duration and yield curve profile, market exposure or to enhance income. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. A Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in a Portfolio’s Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of a Portfolio’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, each Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolios, the Portfolios may not be entitled to the return of all of the margin owed to the Portfolios, potentially resulting in a loss. The Bond Portfolio, Flexible Bond Opportunities Portfolio and Income Builder Portfolio invest in futures contracts to help manage the duration and yield curve of their investment portfolios while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Growth Equity Portfolio and the S&P 500 Index Portfolio invest in futures contracts to provide an efficient means of maintaining liquidity while being fully invested in the market. The International Equity Portfolio may also enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign exchanges does not subject a Portfolio to risks that are materially greater than the risks associated with trading on U.S. exchanges. The International Equity Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the International Equity Portfolio’s NAV and may result in a loss to the International Equity Portfolio. The International Equity Portfolio invests in futures contracts to reduce the Portfolio’s return volatility. A Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAV and may result in a loss to the Portfolio.

(J) Securities Sold Short. Certain Portfolios engage in short sales as part of their investment strategy. When a Portfolio enters into a short sale, it must segregate the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily while dividends declared on short positions existing on the record date are recorded on the ex-dividend date. Both the interest and dividends are recorded as expenses on the Statement of Operations.

(K) Foreign Currency Forward Contracts. Certain Portfolios may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. These Portfolios are subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Flexible Bond Opportunities, Income Builder and International Equity Portfolios may enter into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in a Portfolio’s Statement of Assets and Liabilities. The contract amount reflects the extent of a Portfolio’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While a Portfolio may enter into forward contracts to reduce currency exchange risks,

M-338    MainStay VP Funds Trust

changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Portfolio’s assets. Moreover, there may be an imperfect correlation between a Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent a Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects a Portfolio’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. (See Note 6)

(L) Foreign Currency Transactions. The books and records of the Portfolios are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on a Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses. (See Note 6)

(M) Mortgage Dollar Rolls. Certain Portfolios may enter into mortgage dollar roll (“MDR”) transactions in which they sell mortgage-backed securities (“MBS”) from their portfolios to a counterparty from whom they simultaneously agree to buy a similar security on a delayed delivery basis. The MDR transactions of the Portfolios are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from a portfolio and a realized gain or loss is recognized. The securities the Portfolios have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, a Portfolio foregoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Portfolios maintain liquid assets from their respective portfolios having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Portfolios at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(N) Securities Lending. In order to realize additional income, each Portfolio other than the Cash Management, Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios may engage in securities lending, subject to the limitations set forth in the 1940 Act. In the event the Portfolios do engage in securities lending, the Portfolios will lend through their custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolios’ cash collateral in accordance with the Lending Agreement between the Portfolios and State Street, and indemnify the Portfolios against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios may also record a realized gain or loss on securities deemed sold due to the borrower’s inability to return securities on loan. The Portfolios will receive compensation for lending their securities in the form of fees or they will retain a portion of interest on the investment of any cash received as collateral. The Portfolios will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolios.

Although the Portfolios and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Portfolios and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Portfolios had no portfolio securities on loan as of June 30, 2011.

(O) Rights and Warrants. A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Portfolios may enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities may only purchased when the underlying security can not be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. A Portfolio could also lose the entire value of the investment in warrants if the warrant is not exercised by the date of its expiration. The International Equity Portfolio may invest in warrants when the underlying security cannot be purchased due to restrictions an industry and/or country places on foreign investors. The Convertible, Flexible Bond Opportunities, High Yield Corporate Bond, Income Builder and U.S. Small Cap Portfolios may invest in warrants only if received as part of a corporate action. The Portfolios are exposed to risk until each sale is completed.

mainstayinvestments.com    M-339

Notes to Financial Statements (Unaudited) (continued)

(P) Restricted Securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. The Convertible and High Yield Corporate Bond Portfolios may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 7)

(Q) Concentration of Risk. The Flexible Bond Opportunities and High Yield Corporate Bond Portfolios invest in high-yield securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—higher interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Flexible Bond Opportunities, Floating Rate, High Yield Corporate Bond, and Income Builder Portfolios may invest in floating rate loans. The floating rate loans in which the Portfolios principally invest are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Portfolios’ NAVs could go down and you could lose money.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(R) Offering Costs.
Costs incurred by the Flexible Bond Opportunities Portfolio in connection with the commencement of the Flexible Bond Opportunities Portfolio’s operations were being amortized on a straight line basis over twelve months.

(S) Indemnifications. Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolios enter into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolios.

(T) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures about the Balanced, Bond, Convertible, Flexible Bond Opportunities, Growth Equity, High Yield Corporate Bond, Income Builder, International Equity, S&P 500 Index and U.S. Small Cap Portfolios’ derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolios’ financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Balanced Portfolio

The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2011 is as follow:

Realized Gain (Loss)

		Interest
	Statement of	Rate
	Operations	Contracts
	Location	Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$(45,067)	$(45,067)

Total Realized Gain (Loss)		$(45,067)	$(45,067)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Interest
	Rate
	Contracts
	Risk	Total

Futures Contracts Short (2)	(9)	(9)

(1)	Amount disclosed represents the weighted average held during the six-month period ended June 30, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

Bond Portfolio

The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2011 is as follows:

Realized Gain (Loss)

		Interest
	Statement of	Rate
	Operations	Contracts
	Location	Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$(586,683)	$(586,683)

Total Realized Gain (Loss)		$(586,683)	$(586,683)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Interest
	Rate
	Contracts
	Risk	Total

Futures Contracts Short (2)	(82)	(82)

(1)	Amount disclosed represents the weighted average held during the six-month period ended June 30, 2011.

M-340    MainStay VP Funds Trust

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

Convertible Portfolio

Fair value of derivatives instruments as of June 30, 2011:

Asset Derivatives

	Statement of
	Assets and	Equity
	Liabilities	Contracts
	Location	Risk	Total

Warrants	Investments in securities, at value	$1,168,355	$1,168,355

Total Value		$1,168,355	$1,168,355

The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2011 is as follows:

Realized Gain (Loss)

	Statement of	Equity
	Operations	Contracts
	Location	Risk	Total

Warrants	Net realized gain (loss) on security transactions	$(14)	$(14)

Total Realized Gain (Loss)		$(14)	$(14)

Change in Unrealized Appreciation (Depreciation)

	Statement of	Equity
	Operations	Contracts
	Location	Risk	Total

Warrants	Net change in unrealized appreciation (depreciation) on security transactions	$(405,815)	$(405,815)

Total Change in Unrealized Appreciation (Depreciation)		$(405,815)	$(405,815)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity
	Contracts
	Risk	Total

Warrants (2)	62,596	62,596

(1)	Amount disclosed represents the weighted average held during the six-month period ended June 30, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

Flexible Bond Opportunities Portfolio

Fair value of derivatives instruments as of June 30, 2011:

Asset Derivatives

		Foreign
	Statement of	Exchange	Equity
	Assets and Liabilities	Contracts	Contracts
	Location	Risk	Risk	Total

Forward Contracts	Unrealized appreciation on foreign currency forward contracts	$21,001	$—	$21,001
Warrants	Investments in securities, at value	—	277,175	277,175

Total Fair Value		$21,001	$277,175	$298,176

Liability Derivatives

		Foreign
	Statement of	Exchange	Equity
	Assets and Liabilities	Contracts	Contracts
	Location	Risk	Risk	Total

Forward Contracts	Unrealized depreciation on foreign currency forward contracts	$(40,357)	$—	$(40,357)

Total Fair Value		$(40,357)	$—	$(40,357)

mainstayinvestments.com    M-341

Notes to Financial Statements (Unaudited) (continued)

The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2011 is as follows:

Realized Gain (Loss)

		Foreign
	Statement of	Exchange	Equity
	Operations	Contracts	Contracts
	Location	Risk	Risk	Total

Forward Contracts	Net realized gain (loss) on foreign currency transactions	$11,240	$—	$11,240

Total Realized Gain (Loss)		$11,240	$—	$11,240

Change in Unrealized Appreciation (Depreciation)

		Foreign
	Statement of	Exchange	Equity
	Operations	Contracts	Contracts
	Location	Risk	Risk	Total

Warrants	Net change in unrealized appreciation (depreciation) on security transactions	$—	$(21,980)	$(21,980)
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(19,356)	—	(19,356)

Total Change in Unrealized Appreciation (Depreciation)		$(19,356)	$(21,980)	$(41,336)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Foreign
	Exchange	Equity
	Contracts	Contracts
	Risk	Risk	Total

Warrants (2)	—	14,850	14,850
Forward Contracts Short (3)	$(3,318,893)	—	$(3,318,893)

(1)	Amount disclosed represents the weighted average held during the six-month period ended June 30, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

(3)	Amount(s) represent(s) notional amount.

Growth Equity Portfolio

Fair value of derivatives instruments as of June 30, 2011:

Asset Derivatives

	Statement of	Equity
	Assets and Liabilities	Contracts
	Location	Risk	Total

Futures Contracts	Net Assets—Unrealized appreciation (depreciation) on investments and futures contracts (a)	$226,788	$226,788

Total Fair Value		$226,788	$226,788

(a)	Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets & Liabilities.

M-342    MainStay VP Funds Trust

The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2011 is as follows:

Realized Gain (Loss)

	Statement of	Equity
	Operations	Contracts
	Location	Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$(215,364)	$(215,364)

Total Realized Gain (Loss)		$(215,364)	$(215,364)

Change in Unrealized Appreciation (Depreciation)

	Statement of	Equity
	Operations	Contracts
	Location	Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$171,349	$171,349

Total Change in Unrealized Appreciation (Depreciation)		$171,349	$171,349

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity
	Contracts
	Risk	Total

Futures Contracts (2)	81	81

(1)	Amount disclosed represents the weighted average held during the six-month period ended June 30, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

High Yield Corporate Bond Portfolio

Fair value of derivatives instruments as of June 30, 2011:

Asset Derivatives

	Statement of	Equity
	Assets and Liabilities	Contracts
	Location	Risk	Total

Warrants	Investment in securities, at value	$421,257	$421,257

Total Fair Value		$421,257	$421,257

The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2011 is as follows:

Realized Gain (Loss)

	Statement of	Equity
	Operations	Contracts
	Location	Risk	Total

Warrants	Net realized gain (loss) on security transactions	$42	$42

Total Realized Gain (Loss)		$42	$42

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity
	Contracts
	Risk	Total

Warrants (2)	4,095	4,095

(1)	Amount disclosed represents the weighted average held during the six-month period ended June 30, 2011.
(2)	Amount(s) represent(s) number of contracts or number of shares/units.

mainstayinvestments.com    M-343

Notes to Financial Statements (Unaudited) (continued)

Income Builder Portfolio

Fair value of derivatives instruments as of June 30, 2011:

Asset Derivatives

		Foreign			Interest
	Statement of	Exchange	Equity		Rate
	Assets and Liabilities	Contracts	Contracts		Contracts
	Location	Risk	Risk		Risk	Total

Futures Contracts	Net Assets — Unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$481,850		$—	$481 ,850
Forward Contracts	Unrealized appreciation (depreciation) on foreign currency forward contracts	395,953	—		—	395,953
Warrants	Investments in securities, at value	—	0	(b)	—	0	(b)

Total Fair Value		$395,953	$481,850		$—	$877,803

(a)	Includes cumulative unrealized appreciation of futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets & Liabilities.

(b)	Less than one dollar.

Liability Derivatives

		Foreign		Interest
	Statement of	Exchange	Equity	Rate
	Assets and Liabilities	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Total

Forward Contracts	Unrealized appreciation (depreciation) on foreign currency forward contracts	$(835,153)	$—	$—	$(835,153)

Total Fair Value		$(835,153)	$—	$—	$(835,153)

The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2011 is as follows:

Realized Gain (Loss)

		Foreign		Interest
	Statement of	Exchange	Equity	Rate
	Operations	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Total

Futures Contracts	Net realized (loss) on futures transactions	$—	$2,943,112	$—	$2,943,112
Forward Contracts	Net realized gain (loss) on foreign currency transactions	(2,725,708)	—	—	(2,725,708)

Total Realized Gain (Loss)		$(2,725,708)	$2,943,112	$—	$217,404

Change in Unrealized Appreciation (Depreciation)

		Foreign		Interest
	Statement of	Exchange	Equity	Rate
	Operations	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$(965,125)	$—	$(965,125)
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(654,459)	—	—	(654,459)

Total Change in Unrealized Appreciation (Depreciation)		$(654,459)	$(965,125)	$—	$(1,619,584)

M-344    MainStay VP Funds Trust

Number of Contracts, Notional Amounts or Shares/Units (1)

			Interest
	Foreign	Equity	Rate
	Exchange	Contracts	Contracts
	Contracts Risk	Risk	Risk	Total

Warrants (2)	—	8	—	8
Futures Contracts (2)	—	791	—	791
Forward Contracts Long (3)	$12,838,540	—	—	$12,838,540
Forward Contracts Short (3)	$(67,232,462)	—	—	$(67,232,462)

(1)	Amount disclosed represents the weighted average held during the six-month period ended June 30, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

(3)	Amount(s) represent(s) notional amount.

International Equity Portfolio

Fair value of derivatives instruments as of June 30, 2011:

Asset Derivatives

		Foreign
	Statement of	Exchange	Equity
	Assets and Liabilities	Contracts	Contracts
	Location	Risk	Risk	Total

Warrants	Investment in securities, at value	$—	$19,905,864	$19,905,864

Total Fair Value		$—	$19,905,864	$19,905,864

The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2011 is as follows:

Realized Gain (Loss)

		Foreign
	Statement of	Exchange	Equity
	Operations	Contracts	Contracts
	Location	Risk	Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$—	$(818,459)	$(818,459)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	(3,098,601)	—	(3,098,601)

Total Realized Gain (Loss)		$(3,098,601)	$(818,459)	$(3,917,060)

Change in Unrealized Appreciation (Depreciation)

		Foreign
	Statement of	Exchange	Equity
	Operations	Contracts	Contracts
	Location	Risk	Risk	Total

Warrants	Net change in unrealized appreciation (depreciation) on security transactions	$—	$533,724	$533,724
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	277,219	277,219
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	1,748,450	—	1,748,450

Total Change in Unrealized Appreciation (Depreciation)		$1,748,450	$810,943	$2,559,393

mainstayinvestments.com    M-345

Notes to Financial Statements (Unaudited) (continued)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Foreign
	Exchange	Equity
	Contracts	Contracts
	Risk	Risk	Total

Warrants (2)	—	3,850,425	3,850,425
Futures Contracts (2)	—	928	928
Forward Contracts Long (3)	$61,081,590	—	$61,081,590
Forward Contracts Short (3)	$(61,081,590)	—	$(61,081,590)

(1)	Amount disclosed represents the weighted average held during the six-month period ended June 30, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

(3)	Amount(s) represent(s) notional amount.

S&P 500 Index Portfolio

Fair value of derivatives instruments as of June 30, 2011:

Asset Derivatives

	Statement of
	Assets and	Equity
	Liabilities	Contracts
	Location	Risk	Total

Futures Contracts	Net Assets— Unrealized appreciation (depreciation) on investments and futures contracts (a)	$703,546	$703,546

Total Fair Value		$703,546	$703,546

(a)	Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2011 is as follows:

Realized Gain (Loss)

	Statement of	Equity
	Operations	Contracts
	Location	Risk	Total

Warrants	Net realized gain (loss) on security transactions	$(8,502)	$(8,502)
Futures Contracts	Net realized gain (loss) on futures transactions	1,706,692	1,706,692

Total Realized Gain (Loss)		$1,698,190	$1,698,190

Change in Unrealized Appreciation (Depreciation)

	Statement of	Equity
	Operations	Contracts
	Location	Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$164,886	$164,886

Total Change in Unrealized Appreciation (Depreciation)		$164,886	$164,886

Number of Contracts, Notional Amounts or Shares/Units

	Equity
	Contracts
	Risk	Total

Warrants (1)(2)	0-5,802	0-5,802
Futures Contracts (1)(3)	436	436

(1)	Amount(s) represent(s) number of contracts or number of shares/units.

(2)	Amount disclosed represents the minimum and maximum held during the six-month period ended June 30, 2011.

(3)	Amount disclosed represents the weighted average held during the six-month period ended June 30, 2011.

U.S. Small Cap Portfolio

The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2011 is as follows:

Change in Unrealized Appreciation (Depreciation)

	Statement of	Equity
	Operations	Contracts
	Location	Risk	Total

Warrants	Net change in unrealized appreciation (depreciation) on security transactions	$(1)	$(1)

Total Change in Unrealized Appreciation (Depreciation)		$(1)	$(1)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity
	Contracts
	Risk	Total

Warrants (2)	120	120

(1)	Amount disclosed represents the weighted average held during the six-month period ended June 30, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

Note 3—Fees and Related Party Transactions

(A) Investment Advisory, Subadvisory and Administration Fees. New York Life Investment Management LLC (“New York Life Investments“or “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolios’ investment manager pursuant to a Management Agreement (“Management Agreement”). New York Life Investments manages the Bond, Cash Management, Conservative Allocation, Floating Rate, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios and the fixed-income portion of the Balanced Portfolio directly without the use of a subadvisor.

Madison Square Investors LLC (“Madison Square Investors”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the following Portfolios: Common Stock, Growth Equity, International Equity, Mid Cap Core, S&P 500 Index, and the equity portion of Balanced, under the terms of a Subadvisory Agreement with New York Life Investments.

M-346    MainStay VP Funds Trust

Prior to January 1, 2011, Madison Square Investors served as the Subadvisor to the Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios. On December 2, 2010, the Board approved the termination of the Subadvisory Agreement with Madison Square Investors, effective January 1, 2011, after which New York Life Investments assumed the day-to-day portfolio management of the Asset Allocation Portfolios.

Epoch Investment Partners, Inc. (“Epoch”), a registered investment adviser, serves as the Subadvisor to the U.S. Small Cap Portfolio and the equity portion of the Income Builder Portfolio pursuant to the terms of an Amended and Restated Subadvisory Agreement with New York Life Investments.

MacKay Shields LLC (“MacKay Shields”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the following Portfolios: Convertible, Flexible Bond Opportunities, Government, High Yield Corporate Bond and the overall asset allocation and fixed-income portion of Income Builder, under the terms of a Subadvisory Agreement with New York Life Investments.

Institutional Capital LLC (“ICAP”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the ICAP Select Equity Portfolio under the terms of a Subadvisory Agreement with New York Life Investments.

Winslow Capital Management, Inc. (“Winslow”), a registered investment adviser, serves as the Subadvisor to the Large Cap Growth Portfolio under the terms of a Subadvisory Agreement with New York Life Investments.

On June 28, 2011, the Board approved the assignment of the Subadvisory Agreement between New York Life Investments and MacKay Shields for the International Equity Portfolio, and the assumption of such Subadvisory Agreement by Madison Square Investors. Accordingly, effective July 1, 2011, Madison Square Investors took over subadvisory responsibilities from MacKay Shields with respect to the International Equity Portfolio.

Pursuant to the terms of Subadvisory Agreements between New York Life Investments and the Subadvisors, New York Life Investments pays for the services of each Subadvisor.

As Manager, New York Life Investments also serves as administrator for the Fund. New York Life Investments provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios. Except for the portion of salaries and expenses that are the responsibility of the Portfolios, the Manager also pays the salaries and expenses of all personnel affiliated with the Portfolios and the operational expenses of the Portfolios. These administrative services are provided pursuant to the Management Agreements referenced above.

State Street, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Portfolios pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolios, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolios’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolios’ administrative operations. For providing these services to the Portfolios, State Street is compensated by New York Life Investments.

The Fund, on behalf of each Portfolio, pays New York Life Investments in its capacity as the Portfolios’ investment manager and administrator, the monthly fee for the services performed and the facilities furnished at an approximate annual percentage of the average daily net assets of each Portfolio set forth in the table below. Where indicated, New York Life Investments has voluntarily agreed to waive fees and/or reimburse expenses with respect to certain Portfolios. The voluntary waivers/reimbursements may be discontinued at any time. From time to time, the Manager may voluntarily limit the Cash Management Portfolio’s expenses to the extent it deems appropriate to enhance the Portfolio’s yield during periods when expenses may have a significant impact on yield because of low interest rates. This limitation may be revised or terminated by the Manager at any time without notice.

	Annual Rate
	on Average		Effective
	Daily Net		Management
	Assets		Fee Rate

Balanced Portfolio	0.75	%(a)	0.75%

Bond Portfolio	0.50	(b)	0.49

Cash Management Portfolio	0.45	(c)	0.44

Common Stock Portfolio	0.55	(d)	0.54

Conservative Allocation Portfolio	0.00		0.00

Convertible Portfolio	0.60	(e)	0.60

Flexible Bond Opportunities Portfolio	0.60	(f)	0.60

Floating Rate Portfolio	0.60		0.60

Government Portfolio	0.50	(b)	0.50

Growth Allocation Portfolio	0.00		0.00

Growth Equity Portfolio	0.61	(e)	0.61

High Yield Corporate Bond Portfolio	0.57	(g)	0.56

ICAP Select Equity Portfolio	0.80	(h)	0.76

Income Builder Portfolio	0.57	(i)	0.57

International Equity Portfolio	0.89	(j)	0.89

Large Cap Growth Portfolio	0.75	(k)	0.75

Mid Cap Core Portfolio	0.85	(l)	0.85

Moderate Allocation Portfolio	0.00		0.00

Moderate Growth Allocation Portfolio	0.00		0.00

S&P 500 Index Portfolio	0.30	(m)	0.30

U.S. Small Cap Portfolio	0.80	(n)	0.79

(a)	Up to $1 billion and 0.70% in excess of $1 billion. Effective August 1, 2010, New York Life Investments has voluntarily agreed to waive a portion of its management fee for the Balanced Portfolio so that the management fee on average daily net assets is 0.70% up to $1 billion and 0.65% over $1 billion. This waiver is voluntary and may be discontinued at any time. For the six-month period ended June 30, 2011, the Manager waived its fees in the amount of $41,506.

(b)	Up to $500 million, 0.475% from $500 million to $1 billion and 0.45% in excess of $1 billion.

mainstayinvestments.com    M-347

Notes to Financial Statements (Unaudited) (continued)

(c)	Up to $500 million, 0.40% from $500 million to $1 billion and 0.35% in excess of $1 billion. From time to time, the Manager may limit expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund, or a particular class of the Fund, during periods when expenses have a significant impact on the yield of the Fund, or a particular class of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund’s prospectus. It may be revised or terminated by the Manager at any time without notice. For the six-month period ended June 30, 2011, New York Life Investments waived its fees in the amount of $987,298, which may not be recouped by New York Life Investments.

(d)	Up to $500 million, 0.525% from $500 million to $1 billion and 0.50% in excess of $1 billion.

(e)	Up to $1 billion and 0.50% in excess of $1 billion.

(f)	Up to $500 million, 0.55% from $500 million to $1 billion and 0.50% in excess of $1 billion. New York Life Investments also agreed to implement a voluntarily expense cap such that the Portfolio’s total ordinary operating expenses will not exceed 0.85% with respect to the Initial Class. An equivalent reimbursement will apply to the Service Class. The voluntary expense cap is scheduled to be in place until May 1, 2012 but is subject to termination by New York Life Investments prior to that date.

(g)	Up to $1 billion, 0.55% from $1 billion to $5 billion and 0.525% in excess of $5 billion.

(h)	Up to $250 million, 0.75% from $250 million to $1 billion and 0.74% in excess of $1 billion.

(i)	Up to $1 billion and 0.55% in excess of $1 billion.

(j)	Up to $500 million and 0.85% in excess of $500 million.

(k)	Up to $500 million, 0.725% from $500 million to $1 billion and 0.70% in excess of $1 billion. The Subadvisory Agreement between New York Life Investments and Winslow on behalf of the Large Cap Growth Portfolio includes breakpoints based on the aggregation of assets of all New York Life Investments managed mutual funds subadvised by Winslow. Effective May 1, 2008, New York Life Investments has voluntarily agreed to waive a portion of its management fee when the subadvisory fee is reduced as a result of achieving breakpoints in the subadvisory fee schedule. The savings that results from the reduced subadvisory fee will be shared equally with the Portfolio provided that the amount of the management fee retained by New York Life Investments, after payment of the subadvisory fee, exceeds 0.35% of the average daily net assets of the Portfolio. Additionally, effective July 1, 2010 the Manager has voluntarily agreed to waive $12,500 annually of its management fee for the Portfolio. This fee waiver is in addition to the management fee waiver which became effective May 1, 2008, is voluntary and may be discontinued at any time. For the six-month period ended June 30, 2011, New York Life Investments waived its fees in the amount of $17,658.

(l)	Up to $1 billion and 0.80% in excess of $1 billion.

(m)	Up to $1 billion, 0.275% from $1 billion to $2 billion, 0.265% from $2 billion to $3 billion and 0.25% in excess of $3 billion. Effective May 1, 2008, New York Life Investments voluntarily agreed to waive a portion of its management fee to 0.25% up to $1 billion, 0.225% from $1 billion to $2 billion, 0.215% from $2 billion to $3 billion and 0.20% in excess of $3 billion. For the six-month period ended June 30, 2011, the Manager waived its fees in the amount of $242,887.

(n)	Up to $200 million, 0.75% from $200 million to $500 million, 0.725% from $500 million to $1 billion and 0.70% in excess of $1 billion.

(B) Distribution and Service Fees. NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life, serves as distributor to the Service Class shares of all Portfolios offering such shares, pursuant to a Distribution and Service Agreement. With respect to the Service Class shares of all Portfolios, except the Cash Management Portfolio, the Fund has adopted a Distribution and Service Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Distribution and Service Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of each Portfolio.

(C) Capital. At June 30, 2011, the Asset Allocation Portfolios held the following percentages of outstanding shares of affiliated investment companies:

Conservative Allocation Portfolio

MainStay 130/30 Core Fund Class I	9.01%

MainStay 130/30 Growth Fund Class I	1.74

MainStay 130/30 International Fund Class I	1.10

MainStay Epoch International Small Cap Fund Class I	1.47

MainStay Epoch U.S. All Cap Fund Class I	4.92

MainStay Global High Income Fund Class I	1.43

MainStay High Yield Opportunities Fund Class I	2.64

MainStay ICAP Equity Fund Class I	2.42

MainStay ICAP International Fund Class I	1.42

MainStay Intermediate Term Bond Fund Class I	3.60

MainStay MAP Fund Class I	4.05

MainStay VP Bond Portfolio Initial Class	27.56

MainStay VP Common Stock Portfolio Initial Class	0.54

MainStay VP Cash Management Portfolio Initial Class	1.74

MainStay VP Convertible Portfolio Initial Class	3.32

MainStay VP Flexible Bond Opportunities Portfolio Initial Class	27.06

MainStay VP Floating Rate Portfolio Initial Class	26.27

MainStay VP High Yield Corporate Bond Portfolio Initial Class	1.65

MainStay VP ICAP Select Equity Portfolio Initial Class	1.95

MainStay VP Large Cap Growth Portfolio Initial Class	11.31

MainStay VP Mid Cap Core Portfolio Initial Class	1.83

MainStay VP U.S. Small Cap Portfolio Initial Class	4.03

M-348    MainStay VP Funds Trust

Growth Allocation Portfolio

MainStay 130/30 Core Fund Class I	7.42%

MainStay 130/30 Growth Fund Class I	2.10

MainStay 130/30 International Fund Class I	14.72

MainStay Epoch Global Choice Fund Class I	5.88

MainStay Epoch International Small Cap Fund Class I	1.13

MainStay Epoch U.S. All Cap Fund Class I	4.42

MainStay ICAP Equity Fund Class I	0.99

MainStay ICAP International Fund Class I	2.56

MainStay MAP Fund Class I	4.39

MainStay VP Common Stock Portfolio Initial Class	2.88

MainStay VP Growth Equity Portfolio Initial Class	0.11

MainStay VP ICAP Select Equity Portfolio Initial Class	2.09

MainStay VP International Equity Portfolio Initial Class	3.27

MainStay VP Large Cap Growth Portfolio Initial Class	11.00

MainStay VP Mid Cap Core Portfolio Initial Class	6.11

MainStay VP U.S. Small Cap Portfolio Initial Class	15.44

Moderate Allocation Portfolio

MainStay 130/30 Core Fund Class I	17.53%

MainStay 130/30 Growth Fund Class I	4.30

MainStay 130/30 International Fund Class I	13.11

MainStay Epoch Global Choice Fund Class I	15.28

MainStay Epoch International Small Cap Fund Class I	2.92

MainStay Epoch U.S. All Cap Fund Class I	8.74

MainStay Global High Income Fund Class I	1.73

MainStay High Yield Opportunities Fund Class I	2.34

MainStay ICAP Equity Fund Class I	5.09

MainStay ICAP International Fund Class I	3.89

MainStay Intermediate Term Bond Fund Class I	4.73

MainStay MAP Fund Class I	7.30

MainStay VP Bond Portfolio Initial Class	19.57

MainStay VP Cash Management Portfolio Initial Class	2.42

MainStay VP Common Stock Portfolio Initial Class	2.85

MainStay VP Convertible Portfolio Initial Class	3.89

MainStay VP Flexible Bond Opportunities Portfolio Initial Class	35.02

MainStay VP Floating Rate Portfolio Initial Class	25.25

MainStay VP Growth Equity Portfolio Initial Class	0.01

MainStay VP High Yield Corporate Bond Portfolio Initial Class	1.46

MainStay VP ICAP Select Equity Portfolio Initial Class	3.34

MainStay VP Large Cap Growth Portfolio Initial Class	19.27

MainStay VP Mid Cap Core Portfolio Initial Class	4.53

MainStay VP U.S. Small Cap Portfolio Initial Class	9.06

Moderate Growth Allocation Portfolio

MainStay 130/30 Core Fund Class I	18.82%

MainStay 130/30 Growth Fund Class I	9.27

MainStay 130/30 International Fund Class I	30.76

MainStay Epoch Global Choice Fund Class I	17.95

MainStay Epoch International Small Cap Fund Class I	3.51

MainStay Epoch U.S. All Cap Fund Class I	12.16

MainStay Global High Income Fund Class I	1.90

MainStay High Yield Opportunities Fund Class I	2.58

MainStay ICAP Equity Fund Class I	3.69

MainStay ICAP International Fund Class I	6.15

MainStay Intermediate Term Bond Fund Class I	1.40

MainStay MAP Fund Class I	10.57

MainStay VP Bond Portfolio Initial Class	1.93

MainStay VP Cash Management Portfolio Initial Class	2.88

MainStay VP Common Stock Portfolio Initial Class	6.47

MainStay VP Convertible Portfolio Initial Class	3.45

MainStay VP Flexible Bond Opportunities Portfolio Initial Class	32.07

MainStay VP Floating Rate Portfolio Initial Class	28.23

MainStay VP Growth Equity Portfolio Initial Class	0.05

MainStay VP High Yield Corporate Bond Portfolio Initial Class	1.53

MainStay VP ICAP Select Equity Portfolio Initial Class	4.87

MainStay VP International Equity Portfolio Initial Class	4.65

MainStay VP Large Cap Growth Portfolio Initial Class	27.18

MainStay VP Mid Cap Core Portfolio Initial Class	17.05

MainStay VP U.S. Small Cap Portfolio Initial Class	29.76

(D) Other. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments (“OGC”) was payable directly by the Fund through March 17, 2011. Effective March 18, 2011, the Fund is no longer directly responsible for any portion of the cost of legal services provided to the Fund by OGC. For the six-month period

mainstayinvestments.com    M-349

Notes to Financial Statements (Unaudited) (continued)

ended June 30, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were as follows:

Balanced Portfolio	$1,243

Bond Portfolio	6,357

Cash Management Portfolio	4,835

Common Stock Portfolio	4,896

Conservative Allocation Portfolio	3,351

Convertible Portfolio	4,349

Floating Rate Portfolio	4,150

Government Portfolio	2,585

Growth Allocation Portfolio	2,003

Growth Equity Portfolio	3,503

High Yield Corporate Bond Portfolio	14,033

ICAP Select Equity Portfolio	9,169

Income Builder Portfolio	2,197

International Equity Portfolio	4,014

Large Cap Growth Portfolio	3,388

Mid Cap Core Portfolio	5,421

Moderate Allocation Portfolio	4,809

Moderate Growth Allocation Portfolio	5,418

S&P 500 Index Portfolio	7,278

U.S. Small Cap Portfolio	2,103

Note 4–Federal Income Tax

At December 31, 2010, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts. Additionally, as shown in the table below, certain Portfolios intend to elect, to the extent provided by the regulations, to treat certain qualifying capital and currency losses that arose after October 31, 2010, as if they arose on January 1, 2011.

	Capital Loss		Capital Loss
	Available	Amounts	Deferred
	Through	(000’s)	(000’s)

Balanced Portfolio	2016	$6,812
	2017	16,473

Total		$23,285	$—

Common Stock Portfolio	2016	$101,126
	2017	110,046

Total		$211,172	$—

Convertible Portfolio	2017	$12,790	$422

Floating Rate Portfolio	2015	$290
	2016	10,397
	2017	2,462

Total		$13,149	$—

Government Portfolio		$—	$6

Growth Allocation Portfolio	2017	$4,350
	2018	683

Total		$5,033	$—

Growth Equity Portfolio	2012	$12,450
	2016	32,599
	2017	26,862

Total		$71,911	$—

High Yield Corporate Bond Portfolio	2011	$61,979
	2016	40,705
	2017	93,665

Total		$196,349	$—

ICAP Select Equity Portfolio	2016	$98,574
	2017	199,285

Total		$297,859	$—

Income Builder Portfolio	2016	1,168
	2017	30,955

Total		$32,123	$—

International Equity Portfolio	2016	$47,174
	2017	39,290

Total		$86,464	$3,129	*

Large Cap Growth Portfolio	2012	$294
	2014	941
	2016	17,703
	2017	30,846

Total		$49,784	$—

Mid Cap Core Portfolio	2017	$42,941	$—

Moderate Growth Allocation Portfolio	2017	$6,193	$—

S&P 500 Index Portfolio	2011	$14,323
	2012	1,932
	2013	17,352
	2014	29,971
	2016	18,017
	2017	23,779

Total		$105,374	$—

U.S. Small Cap Portfolio	2015	$4,051
	2016	28,045
	2017	2,834

Total		$34,930	$—

*	Currency Loss Deferred (’000)

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolios will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire

M-350    MainStay VP Funds Trust

unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of distributions paid during the year ended December 31, 2010 shown in the Statement of Changes in Net Assets, was as follows:

	2010
	Tax-Based	Tax-Based
	Distributions	Distributions
	from Ordinary	from Long-Term
	Income	Gains

Balanced Portfolio	$1,814,849	$—

Bond Portfolio	35,615,637	1,240,086

Cash Management Portfolio	131,787	—

Common Stock Portfolio	9,847,744	—

Conservative Allocation Portfolio	8,805,488	—

Convertible Portfolio	12,947,315	—

Floating Rate Portfolio	18,034,832	—

Government Portfolio	17,508,838	—

Growth Allocation Portfolio	2,294,344	—

Growth Equity Portfolio	2,181,373	—

High Yield Corporate Bond Portfolio	101,144,317	—

ICAP Select Equity Portfolio	8,862,336	—

Income Builder Portfolio	8,201,070	—

International Equity Portfolio	16,756,055	—

Large Cap Growth Portfolio	—	—

Mid Cap Core Portfolio	2,026,680	—

Moderate Allocation Portfolio	10,264,871	—

Moderate Growth Allocation Portfolio	7,632,645	—

S&P 500 Index Portfolio	15,731,911	—

U.S. Small Cap Portfolio	62,966	—

Note 5–Commitments and Contingencies

As of June 30, 2011, the following Portfolio had unfunded loan commitments pursuant to the following loan agreement:

High Yield Corporate Bond Portfolio

	Unfunded	Unrealized
Borrower	Commitment	Depreciation

Lender Processing Services, Inc. Revolver Term Loan due 7/2/13	$857,143	$(34,286)

Total		$(34,286)

Note 6–Foreign Currency Transactions and Foreign Currency Forward Contracts

Flexible Bond Opportunities Portfolio

As of June 30, 2011, the Portfolio held the following foreign currency forward contracts:

		Contract		Contract		Unrealized
		Amount		Amount		Appreciation
	Counterparty	Sold		Purchased		(Depreciation)

Foreign Currency Sale Contracts:

Euro vs. U.S. Dollar, expiring 7/15/11	JPMorgan Chase Bank	EUR	1,240,000	USD	1,757,328	USD	(40,357)

Pound Sterling vs. U.S. Dollar, expiring 7/15/11	JPMorgan Chase Bank	GBP	9,600,000		1,561,565	21,001

Net unrealized depreciation on foreign currency forward contracts						USD	(19,356)

As of June 30, 2011, the Portfolio held the following foreign currency:

Currency				Cost		Value

Euro	EUR	14,985	USD	21,702	USD	21,731

High Yield Corporate Bond Portfolio

As of June 30, 2011, the Portfolio held the following foreign currency:

Currency				Cost		Value

Canadian Dollar	CAD	491	USD	519	USD	509

mainstayinvestments.com    M-351

Notes to Financial Statements (Unaudited) (continued)

Income Builder Portfolio

As of June 30, 2011, the Portfolio held the following foreign currency forward contracts:

		Contract		Contract			Unrealized
		Amount		Amount			Appreciation
	Counterparty	Sold		Purchased			(Depreciation)

Foreign Currency Sale Contracts:

Canadian Dollar vs. U.S. Dollar, expiring 7/15/11	JPMorgan Chase Bank	CAD	620,000	USD	637,467	USD	(5,226)

Euro vs. U.S. Dollar, expiring 7/15/11	JPMorgan Chase Bank	EUR	25,500,000		36,138,600		(829,927)

Pound Sterling vs. U.S. Dollar, expiring 7/15/11	JPMorgan Chase Bank	GBP	18,100,000		29,442,003		395,953

Net unrealized depreciation on foreign currency forward contracts						USD	(439,200)

As of June 30, 2011, the Portfolio held the following foreign currencies:

Currency				Cost		Value

Canadian Dollar	CAD	33,556	USD	34,540	USD	34,793

Euro	EUR	73,069		102,771		105,961

Pound Sterling	GBP	31,704		51,604		50,883

Total			USD	188,915	USD	191,637

International Equity Portfolio

As of June 30, 2011, the Portfolio held the following foreign currencies:

Currency				Cost			Value

Australian Dollar	AUD	1,108,074	USD	1,158,823		USD	1,188,465

Canadian Dollar	CAD	79,776		82,854			82,716

Danish Krone	DKK	201		38			39

Euro	EUR	743,554		1,069,190			1,078,264

Hong Kong Dollar	HKD	9,037,563		1,161,454			1,161,387

Japanese Yen	JPY	311,695,111		3,859,523			3,871,749

Norwegian Krone	NOK	309,791		56,982			57,420

Singapore Dollar	SGD	2,542,511		2,016,666			2,069,943

Swedish Krona	SEK	1		—	(a)		—	(a)

Swiss Franc	CHF	2,703,202		3,236,399			3,215,227

Total			USD	12,641,929		USD	12,725,210

(a)	Less than one dollar.

Note 7–Restricted Securities

As of June 30, 2011, the following Portfolios held restricted securities:

Convertible Portfolio

	Date of	Principal			6/30/11	Percent of
	Acquisition	Amount	Cost		Value	Net Assets

At Home Corp.
Convertible Bond 4.75%, due 12/31/49	5/4/01	$2,335,418	$0	(a)	$233	0.0	%‡

‡	Less than one-tenth of a percent.

(a)	Less than one dollar.

M-352    MainStay VP Funds Trust

High Yield Corporate Bond Portfolio

	Date of	Principal			6/30/11	Percent of
	Acquisition	Amount	Cost		Value	Net Assets

At Home Corp. Convertible Bond 0.525%, due 12/28/18	8/31/01	$1,869,975	$0	(a)	$187	0.0	%‡
Convertible Bond 4.75%, due 12/31/49	8/27/01	9,032,054	58,488		903	0.0	‡

Total			$58,488		$1,090	0.0	%‡

‡	Less than one-tenth of a percent.

(a)	Less than one dollar.

Note 8–Custodian

State Street is the custodian of the cash and the securities of the Portfolios. Custodial fees are charged to the Portfolios based on the market value of securities in the Portfolios and the number of certain cash transactions incurred by the Portfolios.

Note 9–Line of Credit

The Portfolios, except for the Cash Management Portfolio, and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain Portfolios and affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered rate, whichever is higher. The amended credit agreement expires on August 31, 2011, although the Portfolios, affiliated funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Portfolios on the amended credit agreement during the six-month period ended June 30, 2011.

Note 10–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2011, purchases and sales of securities, other than short-term securities and securities subject to repurchase transactions, were as follows:

	Balanced Portfolio		Bond Portfolio		Common Stock Portfolio		Conservative Allocation Portfolio
	Purchases	Sales	Purchases	Sales	Purchases	Sales	Purchases	Sales

U.S. Government Securities	$62,836	$51,514	$774,040	$734,011	$—	$—	$—	$—

All Others	153,595	1,561,872	198,381	213,281	322,436	370,869	225,534	161,489

Total	$216,431	$1,613,386	$972,421	$947,292	$322,436	$370,869	$225,534	$161,489

	Convertible Portfolio		Flexible Bond Opportunities Portfolio		Floating Rate Portfolio		Government Portfolio
	Purchases	Sales	Purchases	Sales	Purchases	Sales	Purchases	Sales

U.S. Government Securities	$—	$—	$—	$—	$—	$—	$116,051	$147,298

All Others	291,599	262,755	90,243	4,428	229,321	31,614	5,453	4,116

Total	$291,599	$262,755	$90,243	$4,428	$229,321	$31,614	$121,504	$151,414

mainstayinvestments.com    M-353

Notes to Financial Statements (Unaudited) (continued)

	Growth Allocation				High Yield Corporate
	Portfolio		Growth Equity Portfolio		Bond Portfolio		ICAP Select Equity Portfolio
	Purchases	Sales	Purchases	Sales	Purchases	Sales	Purchases	Sales

U.S. Government Securities	$—	$—	$—	$—	$—	$—	$—	$—

All Others	87,541	88,334	286,463	316,444	532,974	440,054	418,423	432,703

Total	$87,541	$88,334	$286,463	$316,444	$532,974	$440,054	$418,423	$432,703

					Large Cap Growth
	Income Builder Portfolio		International Equity Portfolio		Portfolio		Mid Cap Core Portfolio
	Purchases	Sales	Purchases	Sales	Purchases	Sales	Purchases	Sales

U.S. Government Securities	$6,254	$4,920	$—	$—	$—	$—	$—	$—

All Others	51,795	42,574	132,197	177,375	230,485	111,988	555,227	675,229

Total	$58,049	$47,494	$132,197	$177,375	$230,485	$111,988	$555,227	$675,229

	Moderate		Moderate Growth
	Allocation Portfolio		Allocation Portfolio		S&P 500 Index Portfolio		U.S. Small Cap Portfolio
	Purchases	Sales	Purchases	Sales	Purchases	Sales	Purchases	Sales

U.S. Government Securities	$—	$—	$—	$—	$—	$—	$—	$—

All Others	290,281	226,432	371,221	233,779	17,486	47,864	99,435	49,350

Total	$290,281	$226,432	$371,221	$233,779	$17,486	$47,864	$99,435	$49,350

Note 11–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2011, and the year ended December 31, 2010, were as follows:

Balanced Portfolio

Initial Class	Shares	Amount

Six-month period ended June 30, 2011:
Shares sold	35,509	$402,048
Shares redeemed	(57,597)	(650,050)

Net increase (decrease)	(22,088)	$(248,002)

Year ended December 31, 2010:
Shares sold	70,803	$721,891
Shares issued to shareholders in reinvestment of dividends	12,536	129,995
Shares redeemed	(82,108)	(835,975)

Net increase (decrease)	1,231	$15,911

Service Class	Shares	Amount

Six-month period ended June 30, 2011:
Shares sold	1,539,251	$17,331,852
Shares redeemed	(918,384)	(10,340,002)

Net increase (decrease)	620,867	$6,991,850

Year ended December 31, 2010:
Shares sold	2,212,825	$22,586,296
Shares issued to shareholders in reinvestment of dividends	163,168	1,684,854
Shares redeemed	(2,125,599)	(21,484,109)

Net increase (decrease)	250,394	$2,787,041

Bond Portfolio

Initial Class	Shares	Amount

Six-month period ended June 30, 2011:
Shares sold	5,678,442	$83,892,290
Shares redeemed	(7,440,069)	(109,420,655)

Net increase (decrease)	(1,761,627)	$(25,528,365)

Year ended December 31, 2010:
Shares sold	7,772,499	$115,047,996
Shares issued to shareholders in reinvestment of dividends and
distributions	1,582,441	23,479,900
Shares redeemed	(7,791,677)	(115,133,407)

Net increase (decrease)	1,563,263	$23,394,489

Service Class	Shares	Amount

Six-month period ended June 30, 2011:
Shares sold	2,657,074	$39,063,844
Shares redeemed	(2,622,016)	(38,291,051)

Net increase (decrease)	35,058	$772,793

Year ended December 31, 2010:
Shares sold	7,925,050	$116,799,325
Shares issued to shareholders in reinvestment of dividends and
distributions	907,532	13,375,823
Shares redeemed	(2,534,611)	(37,161,691)

Net increase (decrease)	6,297,971	$93,013,457

M-354    MainStay VP Funds Trust

Cash Management Portfolio

Initial Class (at $1 per share)	Shares

Six-month period ended June 30, 2011:
Shares sold	257,143,575
Shares issued to shareholders in reinvestment of dividends and
distributions	33,404
Shares redeemed	(226,919,564)

Net increase (decrease)	30,257,415

Year ended December 31, 2010:
Shares sold	484,783,397
Shares issued to shareholders in reinvestment of dividends and
distributions	131,787
Shares redeemed	(578,755,595)

Net increase (decrease)	(93,840,411)

Common Stock Portfolio

Initial Class	Shares	Amount

Six-month period ended June 30, 2011:
Shares sold	1,331,537	$22,139,995
Shares redeemed	(4,249,854)	(71,114,242)

Net increase (decrease)	(2,918,317)	$(48,974,247)

Year ended December 31, 2010:
Shares sold	3,716,827	$52,840,329
Shares issued to shareholders in reinvestment of dividends	610,260	8,982,888
Shares redeemed	(8,101,873)	(119,715,160)

Net increase (decrease)	(3,774,786)	$(57,891,943)

Service Class	Shares	Amount

Six-month period ended June 30, 2011:
Shares sold	109,047	$1,832,156
Shares redeemed	(368,207)	(6,154,827)

Net increase (decrease)	(259,160)	$(4,322,671)

Year ended December 31, 2010:
Shares sold	266,283	$3,878,056
Shares issued to shareholders in reinvestment of dividends	59,022	864,856
Shares redeemed	(531,355)	(7,764,282)

Net increase (decrease)	(206,050)	$(3,021,370)

Conservative Allocation Portfolio

Initial Class	Shares	Amount

Six-month period ended June 30, 2011:
Shares sold	85,738	$1,001,874
Shares redeemed	(96,099)	(1,122,732)

Net increase (decrease)	(10,361)	$(120,858)

Year ended December 31, 2010:
Shares sold	233,770	$2,508,664
Shares issued to shareholders in reinvestment of dividends	17,415	190,594
Shares redeemed	(192,796)	(2,083,174)

Net increase (decrease)	58,389	$616,084

Service Class	Shares	Amount

Six-month period ended June 30, 2011:
Shares sold	7,438,899	$86,503,725
Shares redeemed	(2,058,271)	(23,875,874)

Net increase (decrease)	5,380,628	$62,627,851

Year ended December 31, 2010:
Shares sold	11,160,746	$119,882,170
Shares issued to shareholders in reinvestment of dividends	790,890	8,614,894
Shares redeemed	(3,954,218)	(42,277,953)

Net increase (decrease)	7,997,418	$86,219,111

Convertible Portfolio

Initial Class	Shares	Amount

Six-month period ended June 30, 2011:
Shares sold	911,220	$11,370,096
Shares redeemed	(2,967,083)	(37,019,087)

Net increase (decrease)	(2,055,863)	$(25,648,991)

Year ended December 31, 2010:
Shares sold	3,739,275	$40,948,445
Shares issued to shareholders in reinvestment of dividends	499,632	5,449,793
Shares redeemed	(2,903,739)	(31,383,744)

Net increase (decrease)	1,335,168	$15,014,494

Service Class	Shares	Amount

Six-month period ended June 30, 2011:
Shares sold	3,909,626	$48,399,918
Shares redeemed	(1,121,164)	(13,806,239)

Net increase (decrease)	2,788,462	$34,593,679

Year ended December 31, 2010:
Shares sold	6,202,255	$67,226,569
Shares issued to shareholders in reinvestment of dividends	691,370	7,497,522
Shares redeemed	(2,486,873)	(26,563,577)

Net increase (decrease)	4,406,752	$48,160,514

mainstayinvestments.com    M-355

Notes to Financial Statements (Unaudited) (continued)

Flexible Bond Opportunities Portfolio

Initial Class (a)	Shares	Amount

Period ended June 30, 2011:
Shares sold	15,378,601	$153,517,173
Shares redeemed	(8,787)	(86,899)

Net increase (decrease)	15,369,814	$153,430,274

Service Class (a)	Shares	Amount

Period ended June 30, 2011:
Shares sold	1,171,221	$11,638,377
Shares redeemed	(2,678)	(26,648)

Net increase (decrease)	1,168,543	$11,611,729

(a)	The Portfolio commenced investment operations on April 29, 2011.

Floating Rate Portfolio

Initial Class	Shares	Amount

Six-month period ended June 30, 2011:
Shares sold	2,975,033	$27,693,223
Shares issued to shareholders in reinvestment of dividends	357,160	3,322,506
Shares redeemed	(1,838,592)	(17,109,096)

Net increase (decrease)	1,493,601	$13,906,633

Year ended December 31, 2010:
Shares sold	4,062,853	$37,084,029
Shares issued to shareholders in reinvestment of dividends	538,330	4,902,500
Shares redeemed	(808,897)	(7,319,118)

Net increase (decrease)	3,792,286	$34,667,411

Service Class	Shares	Amount

Six-month period ended June 30, 2011:
Shares sold	7,151,133	$66,533,893
Shares issued to shareholders in reinvestment of dividends	868,522	8,079,049
Shares redeemed	(4,219,289)	(39,262,542)

Net increase (decrease)	3,800,366	$35,350,400

Year ended December 31, 2010:
Shares sold	11,291,367	$102,601,965
Shares issued to shareholders in reinvestment of dividends	1,442,547	13,132,332
Shares redeemed	(5,958,097)	(54,215,831)

Net increase (decrease)	6,775,817	$61,518,466

Government Portfolio

Initial Class	Shares	Amount

Six-month period ended June 30, 2011:
Shares sold	274,123	$3,194,814
Shares redeemed	(2,090,875)	(24,255,148)

Net increase (decrease)	(1,816,752)	$(21,060,334)

Year ended December 31, 2010:
Shares sold	1,900,332	$22,636,632
Shares issued to shareholders in reinvestment of dividends and
distributions	636,046	7,463,687
Shares redeemed	(3,853,567)	(45,434,717)

Net increase (decrease)	(1,317,189)	$(15,334,398)

Service Class	Shares	Amount

Six-month period ended June 30, 2011:
Shares sold	1,945,127	$22,469,900
Shares redeemed	(3,462,815)	(39,866,350)

Net increase (decrease)	(1,517,688)	$(17,396,450)

Year ended December 31, 2010:
Shares sold	7,124,650	$84,139,001
Shares issued to shareholders in reinvestment of dividends and distributions	861,759	10,045,151
Shares redeemed	(4,672,883)	(54,508,275)

Net increase (decrease)	3,313,526	$39,675,877

Growth Allocation Portfolio

Initial Class	Shares	Amount

Six-month period ended June 30, 2011:
Shares sold	207,745	$2,148,932
Shares redeemed	(467,091)	(4,865,119)

Net increase (decrease)	(259,346)	$(2,716,187)

Year ended December 31, 2010:
Shares sold	441,970	$3,917,662
Shares issued to shareholders in reinvestment of dividends	34,620	313,787
Shares redeemed	(251,745)	(2,234,770)

Net increase (decrease)	224,845	$1,996,679

Service Class	Shares	Amount

Six-month period ended June 30, 2011:
Shares sold	1,535,430	$15,776,636
Shares redeemed	(1,327,840)	(13,623,720)

Net increase (decrease)	207,590	$2,152,916

Year ended December 31, 2010:
Shares sold	3,641,746	$31,920,453
Shares issued to shareholders in reinvestment of dividends	219,118	1,980,557
Shares redeemed	(2,833,911)	(25,040,601)

Net increase (decrease)	1,026,953	$8,860,409

M-356    MainStay VP Funds Trust

Growth Equity Portfolio

Initial Class	Shares	Amount

Six-month period ended June 30, 2011:
Shares sold	72,413	$1,867,648
Shares redeemed	(1,154,129)	(29,465,924)

Net increase (decrease)	(1,081,716)	$(27,598,276)

Year ended December 31, 2010:
Shares sold	365,591	$8,026,392
Shares issued to shareholders in reinvestment of dividends	91,409	2,041,096
Shares redeemed	(2,705,618)	(59,440,399)

Net increase (decrease)	(2,248,618)	$(49,372,911)

Service Class	Shares	Amount

Six-month period ended June 30, 2011:
Shares sold	104,223	$2,653,444
Shares redeemed	(148,536)	(3,777,781)

Net increase (decrease)	(44,313)	$(1,124,337)

Year ended December 31, 2010:
Shares sold	217,650	$4,740,444
Shares issued to shareholders in reinvestment of dividends	6,305	140,277
Shares redeemed	(260,881)	(5,722,212)

Net increase (decrease)	(36,926)	$(841,491)

High Yield Corporate Bond Portfolio

Initial Class	Shares	Amount

Six-month period ended June 30, 2011:
Shares sold	2,823,241	$28,008,346
Shares redeemed	(10,468,286)	(103,529,461)

Net increase (decrease)	(7,645,045)	$(75,521,115)

Year ended December 31, 2010:
Shares sold	8,124,260	$76,798,662
Shares issued to shareholders in reinvestment of dividends	4,431,997	41,531,735
Shares redeemed	(14,075,786)	(132,709,035)

Net increase (decrease)	(1,519,529)	$(14,378,638)

Service Class	Shares	Amount

Six-month period ended June 30, 2011:
Shares sold	14,146,939	$139,285,348
Shares redeemed	(6,386,046)	(62,797,820)

Net increase (decrease)	7,760,893	$76,487,528

Year ended December 31, 2010:
Shares sold	26,255,707	$246,557,587
Shares issued to shareholders in reinvestment of dividends	6,401,715	59,612,582
Shares redeemed	(10,376,921)	(96,891,472)

Net increase (decrease)	22,280,501	$209,278,697

ICAP Select Equity Portfolio

Initial Class	Shares	Amount

Six-month period ended June 30, 2011:
Shares sold	2,189,908	$28,992,723
Shares redeemed	(5,604,726)	(72,727,415)

Net increase (decrease)	(3,414,818)	$(43,734,692)

Year ended December 31, 2010:
Shares sold	4,078,684	$45,622,682
Shares issued to shareholders in reinvestment of dividends	494,494	5,721,985
Shares redeemed	(10,427,175)	(117,028,044)

Net increase (decrease)	(5,853,997)	$(65,683,377)

Service Class	Shares	Amount

Six-month period ended June 30, 2011:
Shares sold	2,112,197	$27,423,836
Shares redeemed	(2,044,886)	(26,376,580)

Net increase (decrease)	67,311	$1,047,256

Year ended December 31, 2010:
Shares sold	4,455,529	$49,782,481
Shares issued to shareholders in reinvestment of dividends	273,591	3,140,351
Shares redeemed	(3,722,488)	(41,220,672)

Net increase (decrease)	1,006,632	$11,702,160

Income Builder Portfolio

Initial Class	Shares	Amount

Six-month period ended June 30, 2011:
Shares sold	611,608	$8,947,839
Shares redeemed	(1,027,928)	(15,244,303)

Net increase (decrease)	(416,320)	$(6,296,464)

Year ended December 31, 2010:
Shares sold	176,591	$2,368,688
Shares issued to shareholders in reinvestment of dividends	495,917	6,662,864
Shares redeemed	(2,567,945)	(33,951,739)

Net increase (decrease)	(1,895,437)	$(24,920,187)

Service Class	Shares	Amount

Six-month period ended June 30, 2011:
Shares sold	687,624	$10,118,051
Shares redeemed	(343,018)	(5,062,532)

Net increase (decrease)	344,606	$5,055,519

Year ended December 31, 2010:
Shares sold	752,169	$10,018,146
Shares issued to shareholders in reinvestment of dividends	114,873	1,538,206
Shares redeemed	(397,535)	(5,237,512)

Net increase (decrease)	469,507	$6,318,840

mainstayinvestments.com    M-357

Notes to Financial Statements (Unaudited) (continued)

International Equity Portfolio

Initial Class	Shares	Amount

Six-month period ended June 30, 2011:
Shares sold	987,522	$12,874,429
Shares redeemed	(6,342,760)	(83,609,517)

Net increase (decrease)	(5,355,238)	$(70,735,088)

Year ended December 31, 2010:
Shares sold	2,932,256	$35,803,378
Shares issued to shareholders in reinvestment of dividends	662,047	8,129,092
Shares redeemed	(3,212,460)	(39,595,257)

Net increase (decrease)	381,843	$4,337,213

Service Class	Shares	Amount

Six-month period ended June 30, 2011:
Shares sold	1,675,769	$21,805,399
Shares redeemed	(1,292,526)	(16,790,497)

Net increase (decrease)	383,243	$5,014,902

Year ended December 31, 2010:
Shares sold	3,786,501	$46,118,699
Shares issued to shareholders in reinvestment of dividends	707,789	8,626,963
Shares redeemed	(1,982,005)	(23,991,018)

Net increase (decrease)	2,512,285	$30,754,644

Large Cap Growth Portfolio

Initial Class	Shares	Amount

Six-month period ended June 30, 2011:
Shares sold	7,391,843	$114,787,694
Shares redeemed	(642,482)	(10,177,996)

Net increase (decrease)	6,749,361	$104,609,698

Year ended December 31, 2010:
Shares sold	3,477,863	$46,417,544
Shares redeemed	(9,077,080)	(116,385,227)

Net increase (decrease)	(5,599,217)	$(69,967,683)

Service Class	Shares	Amount

Six-month period ended June 30, 2011:
Shares sold	1,620,100	$25,241,814
Shares redeemed	(679,699)	(10,509,970)

Net increase (decrease)	940,401	$14,731,844

Year ended December 31, 2010:
Shares sold	3,071,566	$39,627,742
Shares redeemed	(1,212,722)	(15,597,657)

Net increase (decrease)	1,858,844	$24,030,085

Mid Cap Core Portfolio

Initial Class	Shares	Amount

Six-month period ended June 30, 2011:
Shares sold	1,682,140	$20,915,562
Shares redeemed	(11,070,664)	(139,490,267)

Net increase (decrease)	(9,388,524)	$(118,574,705)

Year ended December 31, 2010:
Shares sold	8,072,649	$82,609,717
Shares issued to shareholders in reinvestment of dividends	125,159	1,333,926
Shares redeemed	(9,172,695)	(93,004,943)

Net increase (decrease)	(974,887)	$(9,061,300)

Service Class	Shares	Amount

Six-month period ended June 30, 2011:
Shares sold	1,265,493	$15,830,843
Shares redeemed	(1,733,545)	(21,463,100)

Net increase (decrease)	(468,052)	$(5,632,257)

Year ended December 31, 2010:
Shares sold	2,215,872	$22,840,176
Shares issued to shareholders in reinvestment of dividends	65,462	692,754
Shares redeemed	(3,638,925)	(37,100,362)

Net increase (decrease)	(1,357,591)	$(13,567,432)

Moderate Allocation Portfolio

Initial Class	Shares	Amount

Six-month period ended June 30, 2011:
Shares sold	147,479	$1,664,405
Shares redeemed	(81,034)	(913,621)

Net increase (decrease)	66,445	$750,784

Year ended December 31, 2010:
Shares sold	519,306	$5,336,581
Shares issued to shareholders in reinvestment of dividends	44,156	457,663
Shares redeemed	(301,069)	(3,008,518)

Net increase (decrease)	262,393	$2,785,726

Service Class	Shares	Amount

Six-month period ended June 30, 2011:
Shares sold	8,191,631	$92,273,821
Shares redeemed	(2,684,622)	(30,149,565)

Net increase (decrease)	5,507,009	$62,124,256

Year ended December 31, 2010:
Shares sold	15,843,158	$162,156,584
Shares issued to shareholders in reinvestment of dividends	948,977	9,807,208
Shares redeemed	(6,987,527)	(69,561,082)

Net increase (decrease)	9,804,608	$102,402,710

M-358    MainStay VP Funds Trust

Moderate Growth Allocation Portfolio

Initial Class	Shares	Amount

Six-month period ended June 30, 2011:
Shares sold	196,035	$2,128,092
Shares redeemed	(193,134)	(2,075,530)

Net increase (decrease)	2,901	$52,562

Year ended December 31, 2010:
Shares sold	534,079	$5,095,136
Shares issued to shareholders in reinvestment of dividends	54,214	527,275
Shares redeemed	(265,665)	(2,510,058)

Net increase (decrease)	322,628	$3,112,353

Service Class	Shares	Amount

Six-month period ended June 30, 2011:
Shares sold	15,023,855	$163,330,618
Shares redeemed	(2,570,045)	(27,821,938)

Net increase (decrease)	12,453,810	$135,508,680

Year ended December 31, 2010:
Shares sold	18,120,757	$173,061,511
Shares issued to shareholders in reinvestment of dividends	732,480	7,105,370
Shares redeemed	(4,326,419)	(41,003,004)

Net increase (decrease)	14,526,818	$139,163,877

S&P 500 Index Portfolio

Initial Class	Shares	Amount

Six-month period ended June 30, 2011:
Shares sold	227,692	$6,040,680
Shares redeemed	(2,135,308)	(56,795,352)

Net increase (decrease)	(1,907,616)	$(50,754,672)

Year ended December 31, 2010:
Shares sold	442,105	$10,283,815
Shares issued to shareholders in reinvestment of dividends	519,742	12,153,990
Shares redeemed	(4,131,308)	(95,619,755)

Net increase (decrease)	(3,169,461)	$(73,181,950)

Service Class	Shares	Amount

Six-month period ended June 30, 2011:
Shares sold	387,231	$10,275,601
Shares redeemed	(704,233)	(18,669,079)

Net increase (decrease)	(317,002)	$(8,393,478)

Year ended December 31, 2010:
Shares sold	774,267	$17,930,413
Shares issued to shareholders in reinvestment of dividends	153,408	3,577,921
Shares redeemed	(1,147,108)	(26,277,455)

Net increase (decrease)	(219,433)	$(4,769,121)

U.S. Small Cap Portfolio

Initial Class	Shares	Amount

Six-month period ended June 30, 2011:
Shares sold	6,868,565	$65,939,804
Shares redeemed	(1,889,213)	(18,244,626)

Net increase (decrease)	4,979,352	$47,695,178

Year ended December 31, 2010:
Shares sold	10,329,294	$83,044,687
Shares issued to shareholders in reinvestment of dividends	7,529	62,966
Shares redeemed	(8,996,728)	(72,512,122)

Net increase (decrease)	1,340,095	$10,595,531

Service Class	Shares	Amount

Six-month period ended June 30, 2011:
Shares sold	795,615	$7,449,132
Shares redeemed	(1,367,626)	(12,809,163)

Net increase (decrease)	(572,011)	$(5,360,031)

Year ended December 31, 2010:
Shares sold	1,799,662	$14,183,296
Shares redeemed	(2,241,409)	(17,111,799)

Net increase (decrease)	(441,747)	$(2,928,503)

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolios as of and for the six-month period ended June 30, 2011, events and transactions subsequent to June 30, 2011 through the date the financial statements were issued have been evaluated by the Portfolios’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com    M-359

Board Consideration and Approval of Management and Subadvisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its April 5, 2011 meeting, the Board of Trustees (the “Board”) of MainStay VP Funds Trust (the “Fund”) unanimously approved the Management Agreements between New York Life Investment Management LLC (“New York Life Investments”) and the Fund, on behalf of each of the Fund’s Portfolios, and the Subadvisory Agreements between New York Life Investments and each of Epoch Investment Partners, Inc. (“Epoch”), Institutional Capital LLC (“ICAP”), MacKay Shields LLC (“MacKay”), Madison Square Investors LLC (“Madison Square Investors”) and Winslow Capital Management, Inc. (“Winslow”) (collectively, the “Subadvisors”), which serve as subadvisors to certain Portfolios (the “Subadvised Portfolios”). The Board approved these agreements (the “Agreements”) in connection with a determination to redomicile the Portfolios from MainStay VP Series Fund, Inc., a Maryland corporation, into the Fund, a Delaware statutory trust. In addition, at its June 28-29, 2011 meeting, the Board approved the assignment of the Subadvisory Agreement for the MainStay VP International Equity Portfolio from MacKay to Madison Square Investors.

In reaching its decisions to approve the Agreements, the Board particularly considered information presented to it by New York Life Investments and the Subadvisors as part of its consideration and approval of the Agreements at the Board’s meetings in June 2010 and December 2010, as well as other relevant information furnished to it throughout the year by New York Life Investments and the Subadvisors at regular and special Board meetings. Information requested by and provided to the Board by New York Life Investments specifically in connection with these contract review processes included, among other things, reports on each Portfolio prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on each Portfolio’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and the Subadvisors on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Portfolios, and the rationale for any differences in a Portfolio’s management and/or subadvisory fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Portfolios to New York Life Investments and its affiliates and certain Subadvisors, discussed in greater detail below, and responses from New York Life Investments to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on each Portfolio prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Portfolios by New York Life Investments and the Subadvisors; (ii) the investment performance of each Portfolio, New York Life Investments and the Subadvisors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates and each Subadvisor from their relationship with the Portfolios; (iv) the extent to which economies of scale may be realized as the Portfolios grow, and the extent to which economies of scale may benefit Portfolio investors; and (v) the reasonableness of each Portfolio’s management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review processes. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements earlier in the year and in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners who invest in the Portfolios, and that these policyholders and contract owners, having had the opportunity to consider other options, have chosen to invest in the Portfolios. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and the Subadvisors

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolios. The Board evaluated New York Life Investments’ experience in serving as

M-360    MainStay VP Funds Trust

manager of the Portfolios, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Portfolios, as well as New York Life Investments’ reputation and financial condition. In this regard, the Board considered the experience of each Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and New York Life Investments’ method for compensating portfolio managers. The Board considered New York Life Investments’ performance in fulfilling its responsibilities for overseeing the Portfolios’ legal and compliance environment, for overseeing the Subadvisors’ compliance with the Portfolios’ policies and investment objectives, and for implementing Board directives as they relate to the Portfolios. The Board considered New York Life Investments’ willingness to invest in personnel that benefit the Portfolios, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund’s officers.

The Board also examined the nature, extent and quality of the services that each Subadvisor provides to the Subadvised Portfolios. The Board evaluated each Subadvisor’s experience in serving as subadvisor to the Subadvised Portfolios and managing other portfolios. It examined each Subadvisor’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at each Subadvisor, and each Subadvisor’s overall legal and compliance environment. The Board also reviewed each Subadvisor’s willingness to invest in personnel designed to benefit the Portfolios. In this regard, the Board considered the experience of each Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolios likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and each Subadvisor’s experience, personnel, operations and resources.

Investment Performance

In evaluating each Portfolio’s investment performance, the Board considered investment performance results in light of a Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. Throughout the year, the Board particularly considered the detailed investment reports on the Portfolios’ performance provided by the Investment Consulting Group of New York Life Investments. These reports include, among other things, information on each Portfolio’s gross and net returns, each Portfolio’s investment performance relative to relevant investment categories and Portfolio benchmarks, each Portfolio’s risk-adjusted investment performance, and each Portfolio’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of each Portfolio as compared to peer funds. In evaluating the investment performance of each Portfolio, the Board also took into account whether a Portfolio had been in operation for a sufficient time period to establish a meaningful investment performance track record. With respect to the assumption by Madison Square Investors of the Subadvisory Agreement for the MainStay VP International Equity Portfolio, the Board considered that both MacKay and Madison Square Investors were affiliates of New York Life Investments, and that there would be no change in portfolio management in connection with the assumption by Madison Square Investors.

In considering a Portfolio’s investment performance, the Board focused principally on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning Portfolio investment performance, as well as discussions between the Portfolios’ portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Portfolio investment performance, and the results of those actions.

With respect to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio (the “Asset Allocation Portfolios”), which invest substantially all of their assets in other funds advised by New York Life Investments (including the Portfolios), the Board considered the rationale for the allocation among and selection of the underlying funds in which the Asset Allocation Portfolios invest, including the investment performance of the underlying funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolios, along with ongoing efforts by New York Life Investments and the Subadvisors to enhance investment returns, supported a determination to approve the Agreements. The Portfolios provide more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Portfolios’ prospectus.

Costs of the Services Provided, and Profits to Be Realized, by New York Life Investments and Each Subadvisor

The Board considered the costs of the services provided by New York Life Investments and the Subadvisors under the

mainstayinvestments.com    M-361

Board Consideration and Approval of Management and Subadvisory Agreements (Unaudited) (continued)

Agreements, and the profits realized by New York Life Investments and its affiliates and the Subadvisors due to their relationships with the Portfolios. Because MacKay Shields, Madison Square Investors and ICAP are affiliates of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and these Subadvisors in the aggregate. The Board noted that the Asset Allocation Portfolios do not pay a management fee to New York Life Investments, but that the shareholders of the Asset Allocation Portfolios indirectly pay the management fees of the underlying funds in which the Asset Allocation Portfolios invest. The Board considered that the underlying funds are managed by New York Life Investments, thereby indirectly benefitting New York Life Investments.

In evaluating any costs and profits of New York Life Investments and its affiliates and the Subadvisors due to their relationships with the Portfolios, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolios, and that New York Life Investments is responsible for paying the subadvisory fees for the Subadvised Portfolios. The Board acknowledged that New York Life Investments and the Subadvisors must be in a position to pay and retain experienced professional personnel to provide services to the Portfolios, and that New York Life Investments’ ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Portfolios. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Portfolios benefit from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, although the Board did not receive specific profitability information from Winslow, the Board considered representations from Winslow and New York Life Investments that the subadvisory fees paid by New York Life Investments to Winslow for services provided to the MainStay VP Large Cap Growth Portfolio were the result of arm’s-length negotiations. Because Winslow is not affiliated with New York Life Investments, and Winslow’s fees are paid directly by New York Life Investments, the Board focused primarily on the profitability of the relationship between New York Life Investments and its affiliates and the MainStay VP Large Cap Growth Portfolio.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Portfolios, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Portfolios, the Board also considered certain fall-out benefits that may be realized by New York Life Investments, its affiliates and the Subadvisors due to their relationships with the Portfolios. The Board recognized, for example, the benefits to New York Life Investments and the Subadvisors from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to New York Life Investments and the Subadvisors in exchange for commissions paid by the Portfolios with respect to trades on a Portfolio’s portfolio securities. With respect to Epoch and Winslow, the Board requested and received information from these Subadvisors and New York Life Investments concerning other business relationships between Epoch or Winslow and their affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Portfolios, New York Life Investments’ affiliates also earn revenues from serving the Portfolios in various other capacities, including as the Portfolios’ distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Portfolios to New York Life Investments and its affiliates, was presented to the Board as part of the 15(c) processes. The Board noted that, although it assessed the overall profitability of the Portfolios to New York Life Investments and its affiliates as part of the contract review processes, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolios on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates (including MacKay Shields, Madison Square Investors and ICAP) and Epoch due to their relationships with the Portfolios supported the Board’s determination to approve the Agreements. With respect to Epoch and Winslow, the Board concluded that any profits realized by Epoch and Winslow due to their relationships with the Portfolios are the result of arm’s-length negotiations between New York Life Investments and Epoch or Winslow, and are based on subadvisory fees paid to Epoch and Winslow by New York Life Investments, not the Portfolios.

M-362    MainStay VP Funds Trust

Extent to Which Economies of Scale May Be Realized as the Portfolios Grow

The Board also considered whether each Portfolio’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how each Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how each Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which each Portfolio benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolios in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees. The Board noted New York Life Investments does not charge a management fee to the Asset Allocation Portfolios, and that the Board separately considers economies of scale as part of its review of the management agreements of the underlying funds in which the Asset Allocation Portfolios invest.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that each Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of each Portfolio’s expense structure as the Portfolio grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and each Portfolio’s expected total ordinary operating expenses. With respect to the Subadvised Portfolios, the Board primarily considered the reasonableness of the overall management fees paid by the Portfolios to New York Life Investments, since the fees to be paid to the Subadvisors under the Agreements are paid by New York Life Investments, not the Subadvised Portfolios.

In assessing the reasonableness of each Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. Because the Asset Allocation Portfolios do not pay a management fee to New York Life Investments, the Board considered the reasonableness of the fees and expenses the Asset Allocation Portfolios indirectly pay by investing in underlying funds that pay management fees. The Board considered New York Life Investments’ process for monitoring and disclosing potential conflicts in the selection of underlying funds for the Asset Allocation Portfolios. In addition, the Board considered information provided by New York Life Investments and certain Subadvisors on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Portfolios. In this regard, the Board took into account explanations from New York Life Investments and the Subadvisors about the different scope of services provided to the Portfolios as compared with other investment advisory clients. The Board particularly considered New York Life Investments’ rationale for differences in the management fees charged to certain Portfolios compared with their “retail” fund counterparts.

In assessing the reasonableness of each Portfolio’s management and subadvisory fees and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with New York Life Investments in recent years.

Based on these considerations, the Board concluded that each Portfolio’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com    M-363

Proxy Voting Policies and Procedures

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolios’ securities is available without charge, upon request, (i) by calling 800-598-2019 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC the proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 800-598-2019 or on the SEC’s website at www.sec.gov.

Shareholder Reports and Portfolio Disclosure

Each Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. In addition, the Cash Management Portfolio is required to file its complete schedule of portfolio holdings every month on Form N-MFP and will also make available its complete schedule of portfolio holdings on its website at www.nylim.com, five days after month-end. The Portfolios’ Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-598-2019. Form N-MFP will be made available to the public by the SEC 60 days after the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the Portfolios’ website. You can also obtain and review copies of Forms N-Q and N-MFP by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

M-364    MainStay VP Funds Trust

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios
MainStay VP Common Stock Portfolio
MainStay VP Growth Equity Portfolio
MainStay VP ICAP Select Equity Portfolio
MainStay VP International Equity Portfolio
MainStay VP Large Cap Growth Portfolio
MainStay VP Mid Cap Core Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP U.S. Small Cap Portfolio

Blended Portfolios
MainStay VP Balanced Portfolio
MainStay VP Convertible Portfolio
MainStay VP Flexible Bond Opportunities Portfolio
MainStay VP Income Builder Portfolio

Income Portfolios
MainStay VP Bond Portfolio
MainStay VP Cash Management Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Government Portfolio
MainStay VP High Yield Corporate Bond Portfolio

Asset Allocation Portfolios
MainStay VP Conservative Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio
MainStay VP Moderate Growth Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
MacKay Shields LLC*
New York, New York

Madison Square Investors LLC*
New York, New York

Institutional Capital LLC*
Chicago, Illinois

Epoch Investment Partners, Inc.
New York, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Distributor
NYLIFE Distributors LLC
Parsippany, New Jersey

Custodian
State Street Bank and Trust Company
Boston, Massachusetts

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

Legal Counsel
Dechert LLP

Some Portfolios may not be available in all products.

*	An affiliate of New York Life Investment Management LLC.

Not FDIC insured.	No bank guarantee.	May lose value.

NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

New York Life Investment Management LLC is the investment
manager to the MainStay VP Funds Trust

mainstayinvestments.com

© 2011 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of
Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not a part of the Semiannual Report

(RECYCLE LOGO)	MSVP10-08/11

Item 2.	Code of Ethics.
Not applicable.

Item 3.	Audit Committee Financial Expert.
Not applicable.

Item 4.	Principal Accountant Fees and Services.
Not applicable.

Item 5.	Audit Committee of Listed Registrants
Not applicable.

Item 6.	Schedule of Investments
The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.
Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.
(a) Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.
(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.
(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.
(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY VP FUNDS TRUST

By:	/s/ Stephen P. Fisher

Stephen P. Fisher
President and Principal Executive Officer

Date:	September 6, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher

Stephen P. Fisher
President and Principal Executive Officer

Date:	September 6, 2011

By:	/s/ Jack R. Benintende

Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	September 6, 2011

EXHIBIT INDEX
(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.